FOURTH AMENDMENT TO CREDIT AGREEMENT This FOURTH AMENDMENT TO CREDIT AGREEMENT, dated as of June 27, 2024 (this “Fourth Amendment”), is entered into among EVERGREEN ACQCO 1 LP, a Delaware limited partnership (the “US Borrower”), VALUE VILLAGE CANADA INC., a British Columbia corporation (the “Canadian Borrower” and, together with the US Borrower, the “Borrowers”), S-EVERGREEN HOLDING CORP., a Delaware corporation (“Holdings”), EVERGREEN ACQCO GP LLC, a Delaware limited liability company (“Holdings GP”), the other Guarantors party hereto, KKR LOAN ADMINISTRATION SERVICES LLC, as Administrative Agent and Collateral Agent, PNC BANK, NATIONAL ASSOCIATION, as Revolving Agent and existing Revolving Lender (the “Existing Revolving Lender”), the Lenders party hereto and the lenders listed as 2024 Incremental Revolving Lenders on the signature pages hereto (the “2024 Incremental Revolving Lenders”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement (as defined below). PRELIMINARY STATEMENTS WHEREAS, the Borrowers, Holdings, Holdings GP, the Administrative Agent, the Collateral Agent, the Lenders from time to time party thereto and the other parties party thereto have entered into that certain Credit Agreement, dated as of April 26, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, including pursuant to the First Amendment to Credit Agreement, dated as of November 8, 2021, the Second Amendment to Credit Agreement, dated as of November 23, 2022, and the Third Amendment to Credit Agreement, dated as of January 30, 2024, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by the Fourth Amendment, the “Credit Agreement”). WHEREAS, (i) the Loans under the Existing Credit Agreement accrue or are permitted to accrue interest, fees or other amounts based on the CDOR Rate under (and as defined) in the Existing Credit Agreement), (ii) it is understood and agreed that the supervisor for the administrator of the CDOR Rate has made a public statement identifying June 28, 2024 as the specific date after which the CDOR Rate shall no longer be used for determining interest rates for loans denominated in Canadian Dollars, and (iii) pursuant to and in accordance with Section 11.01 of the Existing Credit Agreement, the Borrowers, the Existing Revolving Lender and the Administrative Agent have determined in accordance with the Credit Agreement that the CDOR Rate shall be replaced with Term CORRA for all purposes under the Credit Agreement and under any other Loan Document and make other conforming changes in connection therewith. WHEREAS, pursuant to and in accordance with Section 2.16 of the Existing Credit Agreement, the Borrowers, Holdings, Holdings GP, the Administrative Agent, the 2024 Incremental Revolving Lenders and each other party hereto wish to amend the Existing Credit Agreement to enable the US Borrower to establish an Incremental Revolving Facility in an aggregate principal amount of $50,000,000.00 (the “2024 Incremental Revolving Facility” and Incremental Revolving Loans in respect thereof, the “2024 Incremental Revolving Loans” and the Incremental Revolving Loan Commitments in respect thereof, the “2024 Incremental Revolving Commitments”), which will form the same Class of Revolving Loans as the existing Revolving Loans under the Existing Credit Agreement. WHEREAS, subject to the terms and conditions set forth herein, each 2024 Incremental Revolving Lender is prepared to provide, severally and not jointly, a 2024 Incremental Revolving Commitment in an aggregate principal amount for such 2024 Incremental Revolving Lender equal to its 2024 Incremental Revolving Commitment set forth on Schedule 1 hereto.

2 WHEREAS, the proceeds of the 2024 Incremental Revolving Loans made hereunder will be used by the US Borrower in accordance with Section 6.16 of the Credit Agreement for general corporate purposes and working capital of the Borrowers and the Restricted Subsidiaries. WHEREAS, as contemplated by Section 2.16 of the Existing Credit Agreement, (a) the parties hereto have agreed, subject to the satisfaction or waiver of the conditions precedent set forth in Section 7 hereof, to amend certain terms of the Existing Credit Agreement as hereinafter provided to give effect to the establishment of the 2024 Incremental Revolving Commitments and (b) this Fourth Amendment shall constitute an “Incremental Amendment” under the Credit Agreement. WHEREAS, pursuant to and in accordance with Section 11.01(b) of the Existing Credit Agreement, the Borrower hereby provides notice of its desire to extend the Maturity Date with respect to the Revolving Loans under the Existing Credit Agreement, and the Revolving Lenders hereby consent to such extension, from April 26, 2026 to April 26, 2027. WHEREAS, the parties hereto wish to appoint PNC Bank, National Association as Revolving Agent (as defined in the Credit Agreement) solely with respect to the Revolving Loans and Revolving Commitments (and, for the avoidance of doubt, KKR Loan Administration Services LLC shall otherwise retain its role, rights, powers, privileges, remedies, duties and obligations as Administrative Agent and as Collateral Agent under the Credit Agreement and the other Loan Documents as set forth therein as of the date hereof), and PNC Bank, National Association hereby accepts such appointment as Revolving Agent under the Credit Agreement. NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed that: SECTION 1. RULES OF CONSTRUCTION. The rules of construction specified in Sections 1.02 through 1.09 of the Credit Agreement shall apply to this Fourth Amendment, including the terms defined in the preamble and recitals hereto. SECTION 2. 2024 INCREMENTAL REVOLVING COMMITMENTS. (a) Pursuant to Section 2.16 of the Existing Credit Agreement, each 2024 Incremental Revolving Lender, severally and not jointly, agrees on the Fourth Amendment Effective Date, upon the satisfaction or waiver of the conditions in Section 7 of this Fourth Amendment, to establish 2024 Incremental Revolving Commitments in a principal amount not to exceed its respective 2024 Incremental Revolving Commitment, in accordance with this Fourth Amendment and the Credit Agreement. The aggregate amount of the 2024 Incremental Revolving Commitments on the Fourth Amendment Effective Date is $50,000,000.00. (b) The 2024 Incremental Revolving Commitments shall constitute “Revolving Commitments” for all purposes under the Credit Agreement and the other Loan Documents. (c) If and when 2024 Incremental Revolving Loans are incurred under the 2024 Incremental Revolving Commitment, such 2024 Incremental Revolving Loans (i) shall be treated and deemed to constitute the same Class as the Revolving Loans for all purposes of the Credit Agreement and each other Loan Document, (ii) the terms and provisions of the 2024 Incremental Revolving Loans shall be identical to those of the existing Class of Revolving Loans outstanding on the date hereof as set forth in the Existing Credit Agreement, including, without limitation, Section 2.10 of the Credit Agreement and the Applicable Rate and (iii) the 2024 Incremental Revolving Loans shall (and all Revolving Loans incurred

3 pursuant to such 2024 Incremental Revolving Commitments shall) rank pari passu in right of payment and of security with the existing Revolving Commitments and Revolving Loans. (d) Upon the Fourth Amendment Effective Date, the Administrative Agent, the Revolving Agent, the Borrowers, the 2024 Incremental Revolving Lenders and the other Revolving Lenders shall take the actions and make the adjustments, reductions, repayments and reallocations (as applicable) contemplated by Section 2.16(i) of the Credit Agreement. The Revolving Commitments portion of Schedule 2.01 to the Credit Agreement shall be revised and replaced with Schedule 2.01 attached to this Fourth Amendment. (e) The 2024 Incremental Revolving Lenders, the Administrative Agent, the Revolving Agent and the Loan Parties party hereto agree that this Fourth Amendment shall constitute an “Incremental Amendment” pursuant to and in accordance with Section 2.16 of the Credit Agreement (f) The 2024 Incremental Revolving Lenders, the Administrative Agent, the Revolving Agent and the Loan Parties party hereto agree that the 2024 Incremental Revolving Facility and the 2024 Incremental Revolving Loans shall constitute an “Incremental Revolving Facility” and “Incremental Revolving Loans,” respectively, pursuant to and in accordance with Section 2.16 of the Credit Agreement. SECTION 3. TERM CORRA TRANSITION. Pursuant to Section 11.01 of the Existing Credit Agreement, (i) Term CORRA will replace the CDOR Rate for all purposes under the Credit Agreement and under any Loan Document and (ii) related conforming changes will be implemented on the Fourth Amendment Effective Date as contemplated in this Fourth Amendment. SECTION 4. AMENDMENTS TO CREDIT AGREEMENT. (a) Subject to the satisfaction of the conditions set forth in Section 7 hereof, the Existing Credit Agreement is hereby amended on the Fourth Amendment Effective Date by (i) inserting the language indicated in double underlined text (indicated textually in the same manner as the following example: underlined text) in Exhibit A hereto and by deleting the language indicated by strikethrough text (indicated textually in the same manner as the following example: stricken text) in Exhibit A hereto and (ii) amending and restating Schedule 11.02 of the Existing Credit Agreement with Schedule 11.02 of this Fourth Amendment. (b) Notwithstanding anything to the contrary herein or in any other Loan Document (i) any CDOR Rate Loan (as defined in the Existing Credit Agreement) outstanding as of the Fourth Amendment Effective Date (the “Existing CDOR Loans”) shall continue to accrue interest based on such CDOR Rate and their applicable existing Interest Periods (for purposes of this clause (b), as such term is defined in the Existing Credit Agreement) until the last day of the Interest Period applicable to each such Existing CDOR Loan or, if earlier, as of the date of any acceleration or prepayment of such Existing CDOR Loan (such earlier date, the “CDOR Expiration Date”) (provided, that in no event shall an Existing CDOR Loan be permitted to be continued as a CDOR Rate Loan (as defined in the Existing Credit Agreement) after the applicable CDOR Expiration Date for such Existing CDOR Loan) and thereafter, all Existing CDOR Loans shall automatically be converted to CORRA Rate Loans and (ii) subject to any express limitations set forth in the immediately preceding clause (i), the terms of the Existing Credit Agreement in respect of the administration of CDOR Rate Loans (as defined in the Existing Credit Agreement) (solely with respect to the Existing CDOR Loans) shall remain in effect from and after the date hereof until the CDOR Loan Expiration Date applicable to each such Existing CDOR Loan, in each case, solely for purposes of administrating the Existing CDOR Loans (including, without limitation, with respect to the payment of interest accrued thereon and determination of breakage fees).

4 SECTION 5. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT. On and after the Fourth Amendment Effective Date, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or text of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Fourth Amendment, (ii) all references in the Credit Agreement and each of the other Loan Documents shall be deemed to be references to the Credit Agreement as modified hereby, (iii) each 2024 Incremental Revolving Lender shall constitute a “Lender” under and as defined in the Credit Agreement, (iv) the 2024 Incremental Revolving Commitments shall constitute a “Revolving Commitment,” under and as defined in the Credit Agreement and (v) each reference to a “Revolving Loan” or “Revolving Loans” in the Loan Documents shall be deemed to include the 2024 Incremental Revolving Loans, each reference to a “Revolving Commitment” or “Revolving Commitments” in the Loan Documents shall be deemed to include the 2024 Incremental Revolving Commitments and each reference to “Revolving Lender” or “Revolving Lenders” in the Loan Documents shall be deemed to include the 2024 Incremental Revolving Lenders, and the definition of the terms “Revolving Loan” and “Revolving Lender” in Section 1.01 of the Credit Agreement shall be deemed modified to include the 2024 Incremental Revolving Loans and 2024 Incremental Revolving Lenders. On and after the effectiveness of this Fourth Amendment, this Fourth Amendment shall for all purposes constitute a “Loan Document” under and as defined in the Credit Agreement and the other Loan Documents. SECTION 6. REPRESENTATIONS & WARRANTIES. The Borrowers hereby represent and warrant to the 2024 Incremental Revolving Lenders and the Administrative Agent on and as of the Fourth Amendment Effective Date, that: (a) no Event of Default has occurred and is continuing or would result immediately after giving effect to the transactions contemplated by the Fourth Amendment; and (b) the representations and warranties in the Loan Documents are true and correct in all material respects on and as of the Fourth Amendment Effective Date (except for representations and warranties that are already qualified by materiality, which representations and warranties are true and correct in all respects), immediately prior to, and after giving effect to, the incurrence of the 2024 Incremental Revolving Facility except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date (except for representations and warranties that are already qualified by materiality, which representations and warranties are true and correct in all respects). SECTION 7. CONDITIONS PRECEDENT. This Fourth Amendment shall become effective as of the first date (the “Fourth Amendment Effective Date”) when the conditions set forth in this Section 7 shall have been satisfied (or waived by the Existing Revolving Lender, 2024 Incremental Revolving Lenders and the Required Lenders in accordance with the Credit Agreement): (a) Amendment Documents. The Administrative Agent shall have received the following, in each case in form and substance reasonably satisfactory to the Administrative Agent, the Revolving Agent, the Existing Revolving Lender and the 2024 Incremental Revolving Lenders: (i) counterparts of this Fourth Amendment executed by the Borrowers, Holdings, Holdings GP, each other Loan Party, the Administrative Agent, the Revolving Agent, the Existing Revolving Lender, the 2024 Incremental Revolving Lenders and the other Lenders party hereto (which other Lenders, together with the Existing Revolving Lender, constitute Required Lenders); (ii) (A) certificates of good standing from the secretary of state or other applicable office of the state of organization or formation or provincial or territorial or

5 Canadian federal corporate registry of the Borrowers and each other Loan Party (including Holdings and Holdings GP), (B) resolutions or other applicable action of each Loan Party, (C) an incumbency certificate and/or other certificate of Responsible Officers of each Loan Party, in each case evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Fourth Amendment and the other Loan Documents to which it is a party or is to be a party on the Fourth Amendment Effective Date, and (D) a certificate of a Responsible Officer of the US Borrower that the conditions specified in clause (b) below have been satisfied or (to the extent applicable) will be satisfied promptly upon the effectiveness of this Fourth Amendment; (iii) an opinion from (A) Paul, Weiss, Rifkind, Wharton & Garrison LLP, special counsel to the Loan Parties (or certain of the Loan Parties), with respect to matters of New York law and certain aspects of Delaware law; (B) Perkins Coie LLP, with respect to matters of Washington law and (C) Osler, Hoskin & Harcourt LLP, with respect to matters of Canadian law; (iv) a certificate from the chief financial officer or other officer with equivalent duties of the US Borrower as to the Solvency (after giving effect to the transactions contemplated by the Fourth Amendment) of the Borrowers and their Subsidiaries) substantially in the form attached hereto as Exhibit I to the Credit Agreement; and (v) a reaffirmation of the security interests granted pursuant to each Collateral Document by the Canadian Subsidiaries, signed by the Canadian Subsidiaries. (b) Representations and Warranties. The representations and warranties in Section 6 hereof shall be true and correct as of the Fourth Amendment Effective Date. The Administrative Agent shall have received a customary closing certificate, in form and substance reasonably satisfactory to the Administrative Agent, the Existing Revolving Lender and the 2024 Incremental Revolving Lenders, dated as of the Fourth Amendment Effective Date and signed by a Responsible Officer of the US Borrower, certifying the foregoing. (c) Incremental Amount Certificate. A certificate signed by a Responsible Officer of the US Borrower certifying, in form and substance reasonably satisfactory to the Administrative Agent and the 2024 Incremental Revolving Lenders, a calculation detailing the incurrence of the 2024 Incremental Revolving Commitment under Section 2.16(c) of the Credit Agreement. (d) Fees and Expenses. All fees and expenses required to be paid hereunder on the Fourth Amendment Effective Date (including, without limitation, pursuant to those certain Fourth Amendment Fee Letters (as defined in the Credit Agreement)) and, with respect to expenses and legal fees, to the extent invoiced in reasonable detail at least two Business Days before the Fourth Amendment Effective Date (except as otherwise reasonably agreed to by the US Borrower) shall have been paid in full in cash. (e) KYC. The 2024 Incremental Revolving Lenders shall have received at least three Business Days prior to the Fourth Amendment Effective Date (i) all documentation and other information about the Loan Parties required in order to comply with applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and Canadian AML Legislation, and (ii) to the extent either Borrower qualifies as a “legal entity customer” a customary FinCEN beneficial ownership certificate, that in each case has been requested in writing at least five (5) Business Days prior to the Fourth Amendment Effective Date.

6 SECTION 8. REAFFIRMATION. By executing and delivering a copy hereof, (i) the Borrowers and each other Loan Party hereby (A) agrees that all Loans (including, without limitation, the 2024 Incremental Revolving Loans made available on or after the Fourth Amendment Effective Date) shall be guaranteed pursuant to the Guaranty in accordance with the terms and provisions thereof and shall be secured pursuant to the Collateral Documents in accordance with the terms and provisions thereof and (ii) the Borrowers and each other Loan Party hereby (A) reaffirms its prior grant and the validity of the Liens granted by it pursuant to the Collateral Documents, (B) agrees that, notwithstanding the effectiveness of this Fourth Amendment, after giving effect to this Fourth Amendment, the Guaranty and the Liens created pursuant to the Collateral Documents for the benefit of the Secured Parties (including, without limitation, the 2024 Incremental Revolving Lenders) continue to be in full force and effect and (C) affirms, acknowledges and confirms its guarantee of obligations and liabilities under the Credit Agreement and each other Loan Document to which it is a party and the pledge of and/or grant of security interest in its assets as Collateral to secure the Obligations under the Credit Agreement, in each case after giving effect to this Fourth Amendment, all as provided in such Loan Documents, and acknowledges and agrees that such guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, the Obligations under the Credit Agreement and the other Loan Documents, each as amended hereby, including the 2024 Incremental Revolving Loans (including, without limitation, the Obligations with respect to the 2024 Incremental Revolving Loans), in each case after giving effect to this Fourth Amendment. SECTION 9. AGENCY ASSIGNMENT. Prior to giving effect to this Fourth Amendment, KKR Loan Administration Services LLC serves as Administrative Agent with respect to all Loans and Commitments under the Credit Agreement. The parties hereto hereby agree (and, in the case of the Loan Parties, acknowledge) that, notwithstanding anything to the contrary set forth in the Credit Agreement, on the Fourth Amendment Effective Date, PNC Bank, National Association is hereby appointed by the Lenders signatory hereto, which Lenders constitute each Revolving Lender and the Required Lenders under the Credit Agreement, to serve as Revolving Agent (as defined in the Credit Agreement) solely with respect to the Revolving Loans and Revolving Commitments (and, for the avoidance of doubt, KKR Loan Administration Services LLC shall otherwise retain its role, rights, powers, privileges, remedies, duties and obligations as Administrative Agent and as Collateral Agent under the Credit Agreement and the other Loan Documents as set forth therein as of the date hereof), and PNC Bank, National Association hereby accepts such appointment as Revolving Agent under the Credit Agreement. SECTION 10. MISCELLANEOUS PROVISIONS. (a) Amendments. No amendment or waiver of any provision of this Fourth Amendment shall be effective unless in writing signed by each party hereto and as otherwise required by Section 11.01 of the Credit Agreement. (b) Ratification. This Fourth Amendment is limited to the matters specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or any other Loan Document or instruments securing the same, which shall remain in full force and effect as modified hereby or by instruments executed concurrently herewith. (c) No Novation; Effect of this Fourth Amendment. This Fourth Amendment does not extinguish the Obligations for the payment of money outstanding under the Credit Agreement or

7 discharge or release the lien or priority of any Loan Document or any other security therefor or any guarantee thereof, and the liens and security interests existing immediately prior to the Fourth Amendment Effective Date in favor of the Collateral Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations. Except as expressly provided herein, nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Fourth Amendment or any other document contemplated hereby shall be construed as a release or other discharge of Holdings, Holdings GP or any Borrower under the Credit Agreement or any Borrower or any other Loan Party under any Loan Document from any of its obligations and liabilities thereunder, and except as expressly provided, such obligations are in all respects continuing with only the terms being modified as provided in this Fourth Amendment. The Credit Agreement and each of the other Loan Documents shall remain in full force and effect, until and except as modified. Except as expressly set forth herein, this Fourth Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Fourth Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. Each Guarantor further agrees that nothing in the Credit Agreement, this Fourth Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendment to the Credit Agreement. This Fourth Amendment constitutes a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. (d) GOVERNING LAW; SUBMISSION TO JURISDICTION, ETC. SECTIONS 11.15 (GOVERNING LAW) AND 11.16 (WAIVER OF RIGHT TO TRIAL BY JURY) OF THE CREDIT AGREEMENT ARE INCORPORATED BY REFERENCE HEREIN AS IF SUCH SECTIONS APPEARED HEREIN, MUTATIS MUTANDIS. (e) Severability. Section 11.14 (Severability) of the Credit Agreement is incorporated by reference herein as if such Section appeared herein, mutatis mutandis. (f) Counterparts; Effectiveness. This Fourth Amendment may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Fourth Amendment by telecopy or other electronic imaging (including in pdf. or .tif format) means shall be effective as delivery of a manually executed counterpart of this Fourth Amendment. The Administrative Agent may also require that signatures delivered by telecopier, .pdf or other electronic imaging means be confirmed by a manually signed original thereof. (g) Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect. (h) Electronic Execution. The words “execution,” “signed,” “signature,” and words of like import in this Fourth Amendment or any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature

8 or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this Fourth Amendment. [Signature Pages Follow]

[Signature Page to Fourth Amendment to Credit Agreement] IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Fourth Amendment as of the date first above written. S-EVERGREEN HOLDING CORP., as Holdings By: /s/ Jubran Tanious Name: Jubran Tanious Title: Chief Operating Officer and President EVERGREEN ACQCO GP LLC, as Holdings GP By: /s/ Mark Walsh Name: Mark Walsh Title: Chief Executive Officer EVERGREEN ACQCO 1 LP, as the US Borrower By: Evergreen AcqCo GP LLC, its general partner By: /s/ Mark Walsh Name: Mark Walsh Title: Chief Executive Officer VALUE VILLAGE CANADA INC., as the Canadian Borrower By: /s/ Mark Walsh Name: Mark Walsh Title: Chief Executive Officer EVERGREEN ACQCO 2 INC. By: /s/ Jubran Tanious Name: Jubran Tanious Title: Chief Operating Officer and President

[Signature Page to Fourth Amendment to Credit Agreement] SAVERS RECYCLING, INC. By: /s/ Mark Walsh Name: Mark Walsh Title: Chief Executive Officer TVI, INC. By: /s/ Mark Walsh Name: Mark Walsh Title: Chief Executive Officer VALUE VILLAGE RECYCLING, ULC By: /s/ Mark Walsh Name: Mark Walsh Title: Chief Executive Officer VALUE VILLAGE STORES By: /s/ Mark Walsh Name: Mark Walsh Title: Chief Executive Officer

[Signature Page to Fourth Amendment to Credit Agreement] KKR LOAN ADMINISTRATIVE SERVICES LLC, as Administrative Agent By: /s/ John Knox Name: John Knox Title: CFO

[Signature Page to Fourth Amendment to Credit Agreement] PNC BANK, NATIONAL ASSOCIATION, as the Revolving Agent, an Issuing Bank, the Swing Line Lender and a Revolving Lender By: /s/ Peter Shin Name: Peter Shin Title: Vice President

[Signature Page to Fourth Amendment to Credit Agreement] WELLS FARGO BANK, NATIONAL ASSOCIATION, as a 2024 Incremental Revolving Lender By: /s/ Teddy Koch Name: Teddy Koch Title: Managing Director

[Signature Page to Fourth Amendment to Credit Agreement] JPMORGAN CHASE BANK, N.A., as a 2024 Incremental Revolving Lender By: /s/ Jessalynn Nagy Name: Jessalyn Nagy Title: Vice President

[Signature Page to Fourth Amendment to Credit Agreement] JEFFERIES FINANCE LLC, as a 2024 Incremental Revolving Lender By: /s/ John Koehler Name: John Koehler Title: Managing Director

EXHIBIT A Credit Agreement as amended by the Fourth Amendment

Conformed to the ThirdFourth Amendment CREDIT AGREEMENT dated as of April 26, 2021, as amended by the First Amendment dated as of November 8, 2021, as amended by the Second Amendment dated as of November 23, 2022 and as amended by the Third Amendment to Credit Agreement dated as of January 30, 2024 and as amended by the Fourth Amendment dated as of June 27, 2024 by and among EVERGREEN ACQCO 1 LP, as US Borrower VALUE VILLAGE CANADA INC., as Canadian Borrower S-EVERGREEN HOLDING CORP., as Holdings EVERGREEN ACQCO GP LLC, as Holdings GP KKR LOAN ADMINISTRATION SERVICES LLC, as Administrative Agent and Collateral Agent PNC BANK, NATIONAL ASSOCIATION, as Revolving Agent and THE LENDERS PARTY HERETO ________________ KKR CAPITAL MARKETS LLC, JEFFERIES FINANCE LLC, PNC BANK, NATIONAL ASSOCIATION and CREDIT SUISSE LOAN FUNDING LLC, as Joint Lead Arrangers and Joint Physical Bookrunners

TABLE OF CONTENTS

Page

ARTICLE I
DEFINITIONS AND ACCOUNTING TERMS

| | | |
|---|---|---|
| SECTION 1.01 | Defined Terms | 1 |
| SECTION 1.02 | Other Interpretive Provisions | ~~80~~82 |
| SECTION 1.03 | Accounting and Finance Terms; Accounting Periods; Unrestricted Subsidiaries; Determination of Fair Market Value | ~~82~~84 |
| SECTION 1.04 | Rounding | ~~82~~84 |
| SECTION 1.05 | References to Agreements, Laws, Etc. | ~~82~~84 |
| SECTION 1.06 | Times of Day | ~~82~~84 |
| SECTION 1.07 | Available Amount Transactions | ~~82~~84 |
| SECTION 1.08 | Pro Forma Calculations; Limited Condition Acquisitions; Basket and Ratio Compliance | ~~82~~84 |
| SECTION 1.09 | Currency Equivalents Generally | ~~86~~88 |
| SECTION 1.10 | Rates | ~~87~~89 |

ARTICLE II
THE COMMITMENTS AND BORROWINGS

| | | |
|---|---|---|
| SECTION 2.01 | Term Loans | ~~87~~90 |
| SECTION 2.02 | Revolving Loans | ~~89~~91 |
| SECTION 2.03 | Swing Line Loans | ~~90~~92 |
| SECTION 2.04 | Issuance of Letters of Credit and Purchase of Participations Therein | ~~93~~95 |
| SECTION 2.05 | Conversion/Continuation | ~~101~~103 |
| SECTION 2.06 | Availability | ~~102~~104 |
| SECTION 2.07 | Prepayments | ~~102~~104 |
| SECTION 2.08 | Termination or Reduction of Commitments | ~~109~~112 |
| SECTION 2.09 | Repayment of Loans | ~~110~~112 |
| SECTION 2.10 | Interest | ~~111~~113 |
| SECTION 2.11 | Fees | ~~112~~114 |
| SECTION 2.12 | Computation of Interest and Fees | ~~113~~116 |
| SECTION 2.13 | Evidence of Indebtedness | ~~114~~116 |
| SECTION 2.14 | Payments Generally | ~~114~~117 |
| SECTION 2.15 | Sharing of Payments, Etc. | ~~116~~118 |
| SECTION 2.16 | Incremental Borrowings | ~~116~~119 |
| SECTION 2.17 | Refinancing Amendments | ~~121~~123 |
| SECTION 2.18 | Extensions of Loans | ~~121~~123 |
| SECTION 2.19 | Permitted Debt Exchanges | ~~123~~125 |
| SECTION 2.20 | Defaulting Lenders | ~~125~~127 |
| SECTION 2.21 | Judgment Currency | ~~128~~130 |

ARTICLE III
TAXES, INCREASED COSTS PROTECTION AND ILLEGALITY

| | | |
|---|---|---|
| SECTION 3.01 | Taxes | ~~128~~130 |
| SECTION 3.02 | Illegality | ~~133~~135 |
| SECTION 3.03 | Inability to Determine Rates | ~~134~~136 |
| SECTION 3.04 | Increased Cost and Reduced Return; Capital Adequacy | ~~134~~137 |
| SECTION 3.05 | Funding Losses | ~~136~~138 |

ii Matters Applicable to All Requests for Compensation ...................................... 136139 Replacement of Lenders Under Certain Circumstances ..................................... 137139 Survival ............................................................................................................. 138141 Successor Benchmark Rates. ............................................................................. 138141 CONDITIONS PRECEDENT TO BORROWINGS Conditions to Initial Borrowing ......................................................................... 143146 Conditions to All Borrowings After the Closing Date ....................................... 146149 REPRESENTATIONS AND WARRANTIES Existence, Qualification and Power; Compliance with Laws............................. 147150 Authorization; No Contravention....................................................................... 148150 Governmental Authorization ............................................................................. 148151 Binding Effect ................................................................................................... 148151 Financial Statements; No Material Adverse Effect ............................................ 149151 Litigation ........................................................................................................... 149152 Labor Matters .................................................................................................... 149152 Ownership of Property; Liens ............................................................................ 149152 Environmental Matters ...................................................................................... 149152 Taxes ................................................................................................................. 150152 ERISA Compliance ........................................................................................... 150153 Subsidiaries ....................................................................................................... 151153 Margin Regulations; Investment Company Act ................................................. 151153 Disclosure .......................................................................................................... 151154 Intellectual Property; Licenses, Etc. .................................................................. 151154 Solvency ............................................................................................................ 151154 USA PATRIOT Act, FCPA and OFAC ............................................................. 152154 Collateral Documents ........................................................................................ 152155 Use of Proceeds ................................................................................................. 152155 AFFIRMATIVE COVENANTS Financial Statements .......................................................................................... 153155 Certificates; Other Information .......................................................................... 154157 Notices ............................................................................................................... 156159 Payment of Certain Taxes .................................................................................. 156159 Preservation of Existence of the Borrowers ....................................................... 156159 Maintenance of Properties ................................................................................. 156159 Maintenance of Insurance .................................................................................. 157159 Compliance with Laws ...................................................................................... 157160 Books and Records ............................................................................................ 158161 Inspection Rights ............................................................................................... 158161 Covenant to Guarantee Obligations and Give Security ...................................... 158161 Further Assurances ............................................................................................ 161163 Designation of Subsidiaries ............................................................................... 162165 Maintenance of Ratings ..................................................................................... 162165

iii Post-Closing Matters ......................................................................................... 162165 Use of Proceeds ................................................................................................. 162165 Change in Nature of Business ............................................................................ 163166 Transactions with Affiliates ............................................................................... 163166 NEGATIVE COVENANTS Liens .................................................................................................................. 164167 Investments ........................................................................................................ 169172 Indebtedness ...................................................................................................... 173176 Fundamental Changes ........................................................................................ 177180 Dispositions ....................................................................................................... 180183 Restricted Payments .......................................................................................... 182185 [Reserved] ......................................................................................................... 187189 Negative Pledge ................................................................................................. 187190 Junior Debt Prepayments; Amendments to Junior Financing Documents ......................................................................................................... 188191 Holding Company.............................................................................................. 190193 FINANCIAL COVENANT First Lien Net Leverage Ratio............................................................................ 192195 Borrowers’ Right to Cure .................................................................................. 193196 EVENTS OF DEFAULT AND REMEDIES Events of Default ............................................................................................... 193196 Remedies upon Event of Default ....................................................................... 197200 Application of Funds ......................................................................................... 198201 ADMINISTRATIVE AGENT, THE REVOLVING AGENT AND OTHER AGENTS Appointment and Authority of the Administrative Agent ............... 199 and Revolving Agent ...................................................................................................................... 202 Rights as a Lender ............................................................................................. 201204 Exculpatory Provisions ...................................................................................... 201204 Reliance by the Agents ...................................................................................... 202205 Delegation of Duties .......................................................................................... 203206 Non-Reliance on Agents and Other Lenders; Disclosure of Information by Agents ....................................................................................... 203206 Indemnification of Agents ................................................................................. 204207 No Other Duties; Other Agents, Lead Arrangers, Managers, Etc. ..................... 205208 Resignation of Administrative Agent, the Revolving Agent or Collateral Agent ................................................................................................. 205208 Administrative Agent and/or Revolving Agent May File Proofs of Claim; Credit Bidding........................................................................................ 206209 Collateral and Guaranty Matters ........................................................................ 207211

iv Appointment of Supplemental Administrative Agent and/or Revolving Agents .............................................................................................. 211214 Intercreditor Agreements ................................................................................... 211215 Secured Cash Management Agreements and Secured Hedge Agreements ........................................................................................................ 212215 Withholding Taxes ............................................................................................ 212216 Certain ERISA Matters ...................................................................................... 212216 Erroneous Payments. ......................................................................................... 213217 MISCELLANEOUS Amendments, Waivers, Etc. .............................................................................. 215219 Notices and Other Communications; Facsimile Copies ..................................... 220224 No Waiver; Cumulative Remedies .................................................................... 223226 Attorney Costs and Expenses............................................................................. 223227 Indemnification by the Borrowers ..................................................................... 224228 Marshaling; Payments Set Aside ....................................................................... 226229 Successors and Assigns ..................................................................................... 226230 Confidentiality ................................................................................................... 235239 Set-off ................................................................................................................ 237241 Interest Rate Limitation ..................................................................................... 237241 Counterparts; Integration; Effectiveness ............................................................ 238242 Electronic Execution of Assignments and Certain Other Documents ................ 238242 Survival ............................................................................................................. 238242 Severability ........................................................................................................ 239243 GOVERNING LAW ......................................................................................... 239243 WAIVER OF RIGHT TO TRIAL BY JURY .................................................... 240244 Limitation of Liability ....................................................................................... 241245 Use of Name, Logo, Etc..................................................................................... 241245 USA PATRIOT Act Notice ............................................................................... 241245 Service of Process .............................................................................................. 241245 No Advisory or Fiduciary Responsibility .......................................................... 241245 Binding Effect ................................................................................................... 242246 Obligations Several; Independent Nature of Lender’s Rights ............................ 242246 Headings ............................................................................................................ 242246 Acknowledgement and Consent to Bail-In of Affected Financial Institutions ......................................................................................................... 242246 Acknowledgment Regarding Any Supported QFCs .......................................... 243247 [Reserved] ......................................................................................................... 243247 Disqualified Lenders and Net Short Positions ................................................... 243247

- v - SCHEDULES 1.01 Existing Letters of Credit 2.01 Commitments 5.06 Litigation 5.07 Labor Matters 5.08 Material Real Property 5.11(a) ERISA Compliance 5.11(b) ERISA Compliance 5.12 Subsidiaries 6.07 Material Insurance 6.15 Post-Closing Matters 7.01(c) Existing Liens 7.03(c) Existing Indebtedness 11.02 Administrative Agent’s and Revolving Agent’s Office, Certain Addresses for Notices EXHIBITS Form of A-1 Committed Loan Notice A-2 Issuance Notice A-3 Conversion/Continuation Notice A-4 Swing Line Notice B-1 Term Loan Note B-2 Revolving Loan Note B-3 Swing Line Note C Compliance Certificate D-1 Assignment and Assumption D-2 Affiliate Assignment Notice E Guaranty F-1 US Security Agreement F-2 Canadian Security Agreement F-3 Canadian Deed of Hypothec G-1 Non-Bank Certificate (For Foreign Lenders That Are Not Partnerships or Pass-Thru Entities For U.S. Federal Income Tax Purposes) G-2 Non-Bank Certificate (For Foreign Lenders That Are Partnerships or Pass-Thru Entities For U.S. Federal Income Tax Purposes) G-3 Non-Bank Certificate (For Foreign Participants That Are Not Partnerships or Pass-Thru Entities For U.S. Federal Income Tax Purposes) G-4 Non-Bank Certificate (For Foreign Participants That Are Partnerships or Pass-Thru Entities For U.S. Federal Income Tax Purposes) H Global Intercompany Note I Solvency Certificate J Prepayment Notice K-1 Junior Lien Intercreditor Agreement K-2 Equal Priority Intercreditor Agreement L Auction Procedures

CREDIT AGREEMENT This CREDIT AGREEMENT is entered into as of April 26, 2021, by and among EVERGREEN ACQCO 1 LP, a Delaware limited partnership (the “US Borrower”), VALUE VILLAGE CANADA INC., a British Columbia corporation (the “Canadian Borrower” and, together with the US Borrower, the “Borrowers”), S-EVERGREEN HOLDING CORP., a Delaware corporation (“Holdings”), EVERGREEN ACQCO GP LLC, a Delaware limited liability company (“Holdings GP”), KKR LOAN ADMINISTRATION SERVICES LLC (“KLAS”), as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”) and as collateral agent (in such capacity, including any successor thereto, the “Collateral Agent”) under the Loan Documents, PNC BANK, NATIONAL ASSOCIATION (“PNC”), as revolving administrative agent (in such capacity, including any successor thereto, the “Revolving Agent”), each Issuing Bank from time to time party hereto, KKR CAPITAL MARKETS LLC (“KCM”), JEFFERIES FINANCE LLC (“Jefferies”), PNC BANK, NATIONAL ASSOCIATION (“PNC”) and CREDIT SUISSE LOAN FUNDING LLC (“CSLF”), as joint lead arrangers and joint physical bookrunners (collectively, the “Lead Arrangers”), and each lender from time to time party hereto (collectively, the “Lenders” and, individually, a “Lender”). PRELIMINARY STATEMENTS Pursuant to the Acquisition Agreement (as this and other capitalized terms used in these preliminary statements are defined in Section 1.01 below), certain Affiliates of the Sponsor (the “Purchasers”) will purchase (the “Acquisition”) Class A Common Units of S-Evergreen Holding LLC, a Delaware limited liability company (the “Parent”) from the Sellers (as defined in the Acquisition Agreement). Holdings is a direct, wholly-owned Subsidiary of the Parent and each of the Borrowers is a wholly- owned Subsidiary of Holdings. The Borrowers have requested that (a) substantially simultaneously with the satisfaction of the conditions precedent set forth in Article IV below, the Lenders extend credit to the Borrowers in the form of (i) $600,000,000 of Initial Term Loans and (ii) $60,000,000 of Revolving Commitments on the Closing Date as a secured credit facility and (b) from time to time during the Availability Period, the Revolving Lenders make Revolving Loans, the Swing Line Lender make Swing Line Loans and the Issuing Banks issue Letters of Credit, in each case, pursuant to the terms of this Agreement. The proceeds of the Initial Term Loans, together with the proceeds of the Revolving Loans, will be used on the Closing Date to finance, in part, the Transactions. The applicable Lenders have indicated their willingness to lend, and each Issuing Bank has indicated its willingness to issue Letters of Credit, in each case on the terms and subject to the conditions set forth herein. In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows: Definitions and Accounting Terms Defined Terms. As used in this Agreement, the following terms have the meanings set forth below:

- 2 - “2021 Incremental Term Commitment” means, as to each 2021 Incremental Term Loan Lender, its obligation to make a 2021 Incremental Term Loan to the Borrowers on the First Amendment Effective Date, expressed as an amount representing the maximum principal amount of the 2021 Incremental Term Loan to be made by such Lender under this Agreement. The aggregate amount of the 2021 Incremental Term Commitment is $225,000,000 (or such lesser amount as set forth in the Committed Loan Notice described in Section 6(a)(i) of the First Amendment). “2021 Incremental Term Loan” has the meaning specified the First Amendment. “2021 Incremental Term Loan Lenders” has the meaning specified in the First Amendment. “2022 Incremental Revolving Lenders” has the meaning specified in the Second Amendment. “2024 Incremental Revolving Commitment” has the meaning specified in the Fourth Amendment. “2024 Incremental Revolving Lenders” has the meaning specified in the Fourth Amendment. “2024 Incremental Revolving Lenders Fee Letter” means that certain fee letter, dated as of the Fourth Amendment Effective Date, entered into between the Borrowers and Jefferies. “Accounting Change” has the meaning specified in the definition of “GAAP.” “Acquisition” has the meaning specified in the preliminary statements to this Agreement. “Acquisition Agreement” means the Agreement of Purchase and Sale, dated as of March 10, 2021 by and among the Persons listed on Schedule I thereto as “Sellers”, the Persons listed on Schedule I thereto as “Purchasers” and the Parent, as amended, amended and restated, supplemented or otherwise modified from time to time. “Acquisition Agreement Representations” means such of the representations and warranties made by the Parent with respect to the Parent and its subsidiaries made in the Acquisition Agreement to the extent the breach of such representations and warranties is material to the interests of the Lenders (in their capacities as such). “Acquisition Transaction” means the purchase or other acquisition (in one transaction or a series of transactions, including by merger, amalgamation or otherwise) by a Borrower or any Restricted Subsidiary of all or substantially all the property, assets or business of another Person, or assets constituting a business unit, line of business or division of, any Person, or assets which, taken as a whole, would constitute a business unit, line of business or division of a Borrower or any Restricted Subsidiary following such Acquisition Transaction, or of a majority of the outstanding Equity Interests of any Person (including any Investment which serves to increase a Borrower’s or any Restricted Subsidiary’s respective equity ownership in any Joint Venture or other Person to an amount in excess (or further in excess) of the majority of the outstanding Equity Interests of such Joint Venture or other Person) in each case, to the extent such Person is or substantially concurrently becomes a Restricted Subsidiary or such assets are owned by a Restricted Subsidiary or a Person who substantially concurrently becomes a Restricted Subsidiary. “Additional Lender” means, at any time, any bank, other financial institution or institutional investor that, in any case, is not an existing Lender and that agrees to provide any portion of any (a) Incremental Loan in accordance with Section 2.16 or (b) Credit Agreement Refinancing Indebtedness pursuant to a Refinancing Amendment in accordance with Section 2.17; provided that each Additional

- 3 - Lender (other than any Person that is a Lender, an Affiliate of a Lender or an Approved Fund of a Lender at such time) shall be subject to the approval of the Administrative Agent, the Revolving Agent, the Swing Line Lender and/or the Issuing Banks (such approval not to be unreasonably withheld, conditioned or delayed), in each case to the extent any such consent would be required from the Administrative Agent, the Revolving Agent, the Swing Line Lender and/or the Issuing Banks under Section 11.07(b)(iii)(B), (C), and/or (D), respectively, for an assignment of Loans to such Additional Lender. “Adjusted Term CORRA” means, for purposes of any calculation, the rate per annum equal to Term CORRA for such calculation; provided that if Adjusted Term CORRA as so determined shall ever be less than the Floor, then Adjusted Term CORRA shall be deemed to be the Floor. “Adjusted Term SOFR” means, for purposes of any calculation, the rate per annum equal to Term SOFR for such calculation plus, with respect to Revolving Loans only, the Term SOFR Adjustment; provided that if Adjusted Term SOFR as so determined shall ever be less than the Floor, then Adjusted Term SOFR shall be deemed to be the Floor. “Administrative Agent” has the meaning specified in the introductory paragraph to this Agreement. “Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 11.02, or such other address or account as the Administrative Agent may from time to time notify the Borrower and the Lenders. “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent or the Revolving Agent, as applicable. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlled” has the meaning correlative thereto. For the avoidance of doubt, none of the Lead Arrangers, the Agents or their respective lending affiliates shall be deemed to be an Affiliate of Holdings, Holdings GP, the US Borrower, the Canadian Borrower or any of their respective Subsidiaries. For purposes of this Agreement and the other Loan Documents, Jefferies LLC and its Affiliates shall be deemed to be Affiliates of Jefferies Finance LLC and its Affiliates. “Affiliated Debt Fund” means, (a) any Affiliate of the Sponsor that is a bona fide bank, debt fund, distressed asset fund, hedge fund, mutual fund, insurance company, financial institution or an investment vehicle that is engaged in the business of investing in, acquiring or trading commercial loans, bonds and similar extensions of credit in the ordinary course of business, in each case, that is not organized primarily for the purpose of making equity investments with respect to which the Sponsor does not possess the power to make investment decisions for such entity and either, (i) information barriers are in place restricting the sharing of information between it and the Sponsor, or

- 4 - (ii) the managers have fiduciary duties to the investors of such fund independent of their fiduciary duties to investors in the Sponsor, and (b) any investment fund or account of a Permitted Investor managed by third parties (including by way of a managed account, a fund or an index fund in which a Permitted Investor has invested) that is not organized or used primarily for the purpose of making equity investments. “Affiliated Lender” means, at any time, any Lender that is either the Sponsor or an Affiliate of the Sponsor at such time, excluding in any case, (a) Holdings, (b) Holdings GP, (c) the US Borrower, (d) the Canadian Borrower, (e) any Subsidiary of Holdings or Holdings GP and (f) any natural person. “Affiliated Lender Term Loan Cap” has the meaning specified in Section 11.07(h)(iii). “Agency Fee Letter” means the Agency Fee Letter, dated as of April 26, 2021, by and among the Parent and KLAS, as amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof. “Agent Parties” has the meaning specified in Section 11.02(e). “Agent-Related Persons” means the Agents, together with their respective Affiliates, and the officers, directors, shareholders, employees, agents, attorney-in-fact, partners, trustees, advisors and other representatives of such Persons and of such Persons’ Affiliates. “Agents” means, collectively, the Administrative Agent, the Collateral Agent, the Revolving Agent, the Joint Bookrunners, the Supplemental Administrative Agents (if any), Supplemental Revolving Agents (if any), and the Lead Arrangers. “Aggregate Commitments” means the Commitments of all the Lenders. “Agreement” means this Credit Agreement, as amended, restated, amended and restated, modified or supplemented from time to time in accordance with the terms hereof. “All-In Yield” means, as to any Indebtedness or Loans of any Class, the yield thereof, whether in the form of interest rate, margin, OID, upfront fees, an Adjusted Term SOFR floor to the extent greater than 0.75% per annum or a Base Rate floor to the extent greater than 1.75% per annum (with such greater amount, in each case, being equated to interest margins for purposes of determining any increase to the Applicable Rate); provided that (a) OID and upfront fees shall be equated to interest rate assuming a 4-year life to maturity (or, if less, the stated life to maturity at the time of its incurrence of the Applicable Indebtedness) and (b) “All-In Yield” shall not include any arrangement fees, structuring fees, underwriting fees, commitment fees, amendment fees, ticking fees or any other fees similar to the foregoing (regardless of how such fees are computed or to whom paid). “Alternative Currencies” means, in the case of any Incremental Term Facility, Incremental Term Loans, Refinancing Term Commitments or Refinancing Term Loans, any currency (other than Dollars) agreed to by the Administrative Agent, the Borrowers and each Lender providing such Incremental Term Facility, Incremental Term Loans, Refinancing Term Commitments or Refinancing Term Loans; provided that, in each case, each such other currency is a lawful currency that is readily available, freely transferable and not restricted, able to be converted into Dollars and, prior to the effectiveness of a Benchmark Replacement pursuant to Section 3.09, available in the London interbank deposit market. “Ancillary Fees” has the meaning specified in Section 11.02(b)(viii).

- 5 - “Applicable Agent” means, with respect to Term Loan Lenders and Term Loans and all payments and matters relating thereto, the Administrative Agent, and, with respect to the Revolving Facility, Revolving Lenders, Revolving Loans, Swing Line Loans, Letters of Credit and Letter of Credit Obligations and all payments and matters relating thereto, the Revolving Agent. “Applicable Commitment Fee” means a percentage per annum equal to 0.50%. “Applicable Indebtedness” has the meaning specified in the definition of “Weighted Average Life to Maturity.” “Applicable Jurisdiction” means the United States, Canada and any other jurisdiction approved by the Required Lenders of the applicable Class and the Administrative Agent or the Revolving Agent, as applicable, in each case, acting reasonably and in good faith. “Applicable Rate” means: (a) with respect to Revolving Loans, a percentage per annum equal to (i) for Term SOFR Loans or CDOR, Term CORRA Rate Loans, 3.25% and (ii) for Base Rate Loans or Canadian Prime Rate Loans, 2.25%; (b) with respect to Swing Line Loans, a percentage per annum equal to 2.25%; (c) with respect to the Initial Term Loans, a percentage per annum equal to (i) for Term SOFR Loans, 4.00% and (ii) for Base Rate Loans, 3.00%; provided that from and after the third Business Day after the date on which the Administrative Agent shall have received the applicable financial statements and a Compliance Certificate pursuant to Section 6.02(a) calculating the First Lien Net Leverage Ratio in respect of the first full fiscal quarter ending after the Closing Date, the “Applicable Rate” for Initial Term Loans shall be the applicable rate per annum set forth below under the caption “Alternate Base Rate Spread” or “Term SOFR Spread,” respectively, based upon the First Lien Net Leverage Ratio as of the last day of the most recent Test Period as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a): First Lien Net Leverage Ratio Alternate Base Rate Spread Term SOFR Spread Above 1.50 to 1.00 3.00% 4.00% Equal to or below 1.50 to 1.00 2.75% 3.75% provided, further, that from and after the third Business Day after the date on which Administrative Agent shall have received written notice of a Qualifying Ratings Change, the “Applicable Rate” for Initial Term Loans shall be reduced by an additional 0.25% per annum; (d) with respect any Term Loans (other than Initial Term Loans), as specified in the applicable Incremental Amendment, Extension Amendment or Refinancing Amendment. (e) No change in the Applicable Rate for Initial Term Loans based on a change in First Lien Net Leverage Ratio shall be effective until three Business Days after the date on which the Administrative Agent shall have received the applicable financial statements and a Compliance Certificate pursuant to Section 6.02(a) calculating the First Lien Net Leverage Ratio. At any time

- 6 - the Borrowers have not submitted to the Administrative Agent the applicable information as and when required under Section 6.02(a), the Applicable Rate for Initial Term Loans shall be determined as if the First Lien Net Leverage Ratio were in excess of 3.75 to 1.00. Within one Business Day of receipt of the applicable information under Section 6.02(a), the Administrative Agent shall give each Lender electronic (including e-mail and Internet or intranet websites, including the Platform) notice of the Applicable Rate in effect from such date. In the event that any financial statement or certificate delivered pursuant to Section 6.02 is determined to be inaccurate (at a time prior to the satisfaction of the Termination Conditions), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Rate for any period (an “Applicable Rate Period”) than the Applicable Rate applied for such Applicable Rate Period, then (a) the Borrowers shall promptly (and in any event within five Business Days) following such determination deliver to the Administrative Agent correct financial statements and certificates required by Section 6.02 for such Applicable Rate Period, (b) the Applicable Rate for such Applicable Rate Period shall be determined as if the First Lien Net Leverage Ratio were determined based on the amounts set forth in such correct financial statements and certificates and (c) the Borrowers shall promptly (and in any event within ten Business Days) following delivery of such corrected financial statements and certificates pay to the Administrative Agent the accrued additional interest owing as a result of such increased Applicable Rate for such Applicable Rate Period. Notwithstanding anything to the contrary set forth herein, the provisions of this paragraph (but not any of the other provisions of this definition preceding this paragraph) may be amended or waived with respect to any Class with the consent of only the Borrowers and the Required Lenders of such Class. No change in the Applicable Rate for the Initial Term Loans based on a Qualified Ratings Change shall be effective until three Business Days after the date on which the Administrative Agent shall have received written notice that both S&P and Moody’s have announced the requisite ratings change. Within one Business Day of receipt of such written notice, the Administrative Agent shall give each Lender electronic (including email and Internet or intranet websites, including the Platform) notice of the Applicable Rate in effect from such date. If the rating system of S&P or Moody’s shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations, the Borrower and the Administrative Agent shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Rate shall be determined by reference to the rating most recently in effect prior to such change or cessation. “Applicable Rate Period” has the meaning specified in the definition of “Applicable Rate.” “Appropriate Lender” means, at any time, with respect to Loans of any Class, the Lenders of such Class. “Approved Fund” means, with respect to any Lender, any Fund that is administered, advised or managed by (a) such Lender, (b) an Affiliate of such Lender or (c) an entity or an Affiliate of an entity that administers, advises or manages such Lender. “Asset Sale Prepayment Percentage” means, (a) 100%, if the Borrower’s First Lien Net Leverage Ratio at the end of the immediately preceding fiscal year equals or exceeds the Closing Date First Lien Net Leverage Ratio less 0.50 to 1.00;

- 7 - (b) 50%, if such First Lien Net Leverage Ratio is less than the Closing Date First Lien Net Leverage Ratio less 0.50 to 1.00, but equals or exceeds the Closing Date First Lien Net Leverage Ratio less 1.00 to 1.00; and (c) 0%, if such First Lien Net Leverage Ratio is less than the Closing Date First Lien Net Leverage Ratio less 1.00 to 1.00. “Assignment and Assumption” means an Assignment and Assumption substantially in the form of Exhibit D-1 or any other form (including electronic documentation generated by an electronic platform) approved by the Administrative Agent or Revolving Agent, as applicable. “Attorney Costs” means all reasonable and documented in reasonable detail fees, expenses, charges and disbursements of any law firm or other external legal counsel. “Attributable Indebtedness” means, on any date, in respect of any Capitalized Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP. “Australian Dollar” means lawful money of Australia. “Auto-Renewal Letter of Credit” has the meaning specified in Section 2.04(b)(iii). “Available Amount” means, as of any date of determination with respect to the applicable Available Amount Reference Period, a cumulative amount equal to the sum of, without duplication: (a) the greater of (A) 75% of Closing Date EBITDA and (B) 75% of TTM Consolidated Adjusted EBITDA as of the applicable date of determination; plus (b) an amount equal to (A) the cumulative amount of Excess Cash Flow for such Available Amount Reference Period; provided that when measuring such amount (1) Excess Cash Flow will be deemed not to be less than zero in any fiscal year and (2) Excess Cash Flow for any fiscal year will be deemed to be zero until the financial statements required to be delivered pursuant to Section 6.01(a) for such fiscal year, and the related Compliance Certificate required to be delivered pursuant to Section 6.02(a) for such fiscal year, have been received by the Administrative Agent, minus (B) the portion of such Excess Cash Flow that has been (or is required to be) applied to the prepayment of Term Loans in accordance with Section 2.07(b)(i); plus (c) Permitted Equity Issuances during the period from and including the Business Day immediately following the Closing Date through and including the applicable date of determination and, in each case, to the extent Not Otherwise Applied; plus (d) to the extent not reflected as a return of capital with respect to such Investment for purposes of determining the amount of such Investment, the aggregate amount of all cash dividends and other cash distributions received by the Borrowers or any Restricted Subsidiary from any Minority Investments or Unrestricted Subsidiaries during the period from and including the Business Day immediately following the Closing Date through and including the date of such determination in respect of Investments in such Unrestricted Subsidiary or Minority Investments made by the Borrowers or any Restricted Subsidiary made in reliance on the Available Amount; plus

- 8 - (e) to the extent not reflected as a return of capital with respect to such Investment for purposes of determining the amount of such Investment, the Investments of the Borrowers and their Restricted Subsidiaries in any Unrestricted Subsidiary that has been re-designated as a Restricted Subsidiary or that has been merged, amalgamated or consolidated with or into a Borrower or any Restricted Subsidiary (up to the lesser of (i) the fair market value of such Investments of the Borrowers and their Restricted Subsidiaries in such Unrestricted Subsidiary at the time of such re- designation or merger, amalgamation or consolidation and (ii) the fair market value of such Investments by the Borrowers and their Restricted Subsidiaries in such Unrestricted Subsidiary at the time they were made); plus (f) to the extent not reflected as a return of capital with respect to such Investment for purposes of determining the amount of such Investment or required to be applied to prepay Term Loans in accordance with Section 2.07(b)(ii) (or to an offer to repurchase or prepay any other Pari Passu Lien Debt in accordance with substantially equivalent provisions in the documentation governing such Indebtedness), the aggregate amount of all Net Cash Proceeds received by the Borrowers or any Restricted Subsidiary in connection with the Disposition of its ownership interest in any Minority Investment or Unrestricted Subsidiary during the period from and including the Business Day immediately following the Closing Date through and including the applicable date of measurement, in each case, to the extent that the original Investments in such Unrestricted Subsidiary or Minority Investments were made in reliance on the Available Amount; plus (g) to the extent (i) not reflected as a return of capital with respect to such Investment for purposes of determining the amount of such Investment and (ii) not in excess of the fair market value of such Investment at the time it was made, the returns (including repayments of principal and payments of interest), profits, distributions and similar amounts received in cash or Cash Equivalents by the Borrowers and their Restricted Subsidiaries on Investments made by a Borrower or any Restricted Subsidiary in reliance on the Available Amount; plus (h) (i) any amount of mandatory prepayments of Term Loans required to be prepaid pursuant to Section 2.07(b) that have been declined by Lenders and retained by the Borrowers in accordance with Section 2.07(b)(vii) and (ii) any amount of mandatory prepayments of Pari Passu Lien Debt (and any Permitted Refinancing of the foregoing), to the extent such amount was required to be applied to offer to repurchase or otherwise prepay such Indebtedness and the holders of such Pari Passu Lien Debt declined such repurchase or prepayment; plus (i) any amount of Net Cash Proceeds from Dispositions or Casualty Events not required to be applied to a mandatory prepayment pursuant to Section 2.07(b)(ii) (or to mandatory prepayments of other applicable Indebtedness); minus (j) the aggregate amount of any Investments made pursuant to Section 7.02(gg)(ii), any Restricted Payments made pursuant to Section 7.06(s)(ii) and any payment made pursuant to Section 7.09(a)(x)(A) during the period commencing on the Closing Date and ending on the applicable date of measurement (and, for purposes of this clause (j), without taking account of the intended usage of the Available Amount on such date of measurement the contemplated transaction). “Available Amount Reference Period” means, with respect to any applicable date of measurement of the Available Amount, the period commencing on (a) with respect to the calculation of clause (b) of the definition of “Available Amount,” the first Business Day of the first full fiscal year of the Borrowers after the Closing Date, and ending on the last day of the most recent fiscal year for which financial statements required to be delivered pursuant to Section 6.01(a), and the related Compliance

- 9 - Certificate required to be delivered pursuant to Section 6.02(a), have been received by the Administrative Agent and (b) with respect to the calculation of “Available Amount” (other than clause (b) of the definition thereof) the day after the Closing Date through and including such date of measurement. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their Affiliates (other than through liquidation, administration or other insolvency proceedings). “Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the Prime Rate, and (c) Adjusted Term SOFR for a one-month Interest Period in effect on such day plus 1.00% (or, if such day is not a Business Day, the immediately preceding Business Day); provided that, notwithstanding the foregoing, the “Base Rate” (1) with respect to any Initial Term Loans or Revolving Loans shall in no event be less than 1.75% per annum and (2) shall not be available as to any Alternative Currency. “Base Rate Loan” means a Loan that bears interest based on the Base Rate. “Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan.” “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Blocked Account” has the meaning assigned to such term in Section 6.11(c). “Board of Directors” means, as to any Person, the board of directors, board of managers or other governing body of such Person, or if such Person is owned or managed by a single entity, the board of directors, board of managers or other governing body of such entity, and the term “directors” means members of the Board of Directors. “Borrowers” has the meaning specified in the introductory paragraph to this Agreement. “Borrower Materials” has the meaning specified in Section 6.02.

- 10 - “Borrowing” means a borrowing consisting of Loans of the same Class and Type made, converted or continued on the same date and, in the case of Term SOFR Loans or CDORTerm CORRA Rate Loans, having the same Interest Period. “Business Day” means (a) any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the jurisdiction where the Administrative Agent’s Office or Revolving Agent’s Office is located (which, as of the date of this AgreementFourth Amendment Effective Date, is New York, New York) and Pittsburgh, Pennsylvania, respectively), (b) if such day relates to any interest rate settings as to a Term SOFR Loan, any fundings, disbursements, settlements and payments in respect of any such Term SOFR Loan, or any other dealings to be carried out pursuant to this Agreement in respect of any such Term SOFR Loan, means any such day which is a U.S. Government Securities Business Day. and (c) if such day relates to any interest rate settings as to a Term CORRA Rate Loan, any fundings, disbursements, settlements and payments in respect of any such Term CORRA Rate Loan, or any other dealings to be carried out pursuant to this Agreement in respect of any such Term CORRA Rate Loan, means any such day (other than a Saturday or Sunday) on which banks are open for business in Toronto, Ontario. “Canadian AML Legislation” means the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada), the Criminal Code (Canada) and other applicable Canadian anti-money laundering and “know your client” policies, regulations, laws or rules, together with any guidelines or orders thereunder. “Canadian Borrower” has the meaning specified in the introductory paragraph to this Agreement. “Canadian Deed of Hypothec” means, collectively, the deed of hypothec, among certain Loan Parties and the Collateral Agent, acting as Hypothecary Representative, substantially in the form of Exhibit F-3, together with each additional deed of hypothec executed and delivered pursuant to Section 6.11. “Canadian Defined Benefit Plan” means any Foreign Plan that is a “registered pension plan” as defined in subsection 248(1) of the Income Tax Act (Canada) and/or is subject to the funding requirements of applicable pension benefits legislation in any Canadian jurisdiction and which, in either case, contains a “defined benefit provision” as defined in subsection 147.1(1) of the Income Tax Act (Canada), excluding any Canadian Multi-Employer Plan. “Canadian Dollar”, “Cdn.$” and “CAD” mean lawful money of Canada. “Canadian Intercompany Note” means that certain intercompany note dated as of April 26, 2021 by Evergreen AcqCo 2 Inc. in favor of the Canadian Borrower in an aggregate principal amount not to exceed $80,000,000, pursuant to which the Canadian Borrower has made an intercompany loan in such principal amount to Evergreen AcqCo 2 Inc. “Canadian Multi-Employer Plan” means a “registered pension plan” as defined in subsection 248(1) of the Income Tax Act (Canada) that is a “multi-employer pension plan” within the meaning of the Pension Benefits Act (Ontario) or applicable federal or provincial pension benefits standards legislation and to which any Loan Party is required to contribute pursuant to a collective agreement, trust agreement or participation agreement which is not maintained or administered by a Loan Party. “Canadian Pension Event” means the occurrence of any of the following: (i) any Loan Party initiates any action or filing to voluntarily terminate or wind-up (in whole or in part) any Canadian Defined Benefit Plan; (ii) the institution of proceedings by a Governmental Authority to terminate or wind-up (in whole or in part) any Canadian Defined Benefit Plan; (iii) the appointment by any Governmental Authority

- 11 - of a replacement administrator or trustee to wind-up or terminate (in whole or in part) any Canadian Defined Benefit Plan; (iv) a complete or partial withdrawal by any Loan Party from a Canadian Multi-Employer Plan or receipt of notification of information by a Loan Party that a Canadian Multi-Employer Plan is being wound-up in whole or in part, where additional funding obligations of a Loan Party (including withdrawal liability or a requirement to fund a going concern unfunded liability, a solvency deficiency or a wind-up deficiency, or a portion thereof) would be triggered by any such withdrawal or wind-up; or (v) the failure to remit by a Borrower of any contribution to a Canadian Defined Benefit Plan or a Canadian Multi- Employer Plan that is payable and due. “Canadian Prime Rate” means, at any time, thewith respect to Revolving Loans and Swing Line Loans, highest of: (i) the annual interest rate published in The Wall Street Journal as the “Canadian Prime Rate” or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Bank of Canada as the primerate of interest which is established from time to time by Revolving Agent (or its applicable Canadian Affiliate), at its principal Canadian office in Toronto, Ontario, as its reference rate of interest for loans in Canadian Dollars, it being agreed that such rate is not necessarily the lowest rate of interest then available from Revolving Agent (or its applicable Canadian Affiliate) on fluctuating rate in Canadaloans, and (ii) the annual rate of interest equal to the sum of the one month CDOR RateAdjusted Term CORRA (subject to the Floor), plus 1.00% per annum, in each case, such rate to be adjusted automatically, without notice, as of the opening of business on the effective date of any change in such rate. “Canadian Prime Rate Loan” means a Loan that bears interest based on the Canadian Prime Rate. “Canadian Sanctions Legislation” means the United Nations Act (Canada), the Special Economic Measures Act (Canada), the Justice for Victims of Corrupt Foreign Officials Act (Sergei Magnitsky Law) (Canada), the Freezing Assets of Corrupt Foreign Officials Act (Canada), the Criminal Code (Canada) and other applicable Canadian sanctions policies, regulations, laws or rules, together with any guidelines or orders thereunder. “Canadian Security Agreement” means, collectively, the Canadian Security Agreement executed by the Loan Parties party thereto, substantially in the form of Exhibit F-2, together with each Security Agreement Supplement thereto executed and delivered pursuant to Section 6.11. “Canadian Subsidiary” means a Subsidiary incorporated, organized or formed under the federal laws of Canada or any province or territory thereof. “Capital Expenditures” means, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities and including in all events all amounts expended or capitalized under Capitalized Leases) by the Borrowers and the Restricted Subsidiaries during such period that, in conformity with GAAP, are or are required to be included as capital expenditures on the consolidated statement of cash flows of the Borrowers and the Restricted Subsidiaries. “Capitalized Lease Obligation” means, at the time any determination thereof is to be made, the amount of the liability in respect of a Capitalized Lease that would at such time be required to be capitalized and reflected as a liability on a balance sheet (excluding the footnotes thereto) prepared in accordance with GAAP. “Capitalized Leases” means all capital or finance leases that have been or are required to be, in accordance with GAAP as in effect on the Closing Date, recorded as capitalized leases; provided that for all purposes hereunder the amount of obligations under any Capitalized Lease shall be the amount thereof accounted for as a liability in accordance with GAAP as in effect on the Closing Date.

- 12 - “Captive Insurance Subsidiary” means any Subsidiary of a Borrower that is subject to regulation as an insurance company (or any Subsidiary thereof). “Cash Collateral Account” means an account held at (or through), and subject to the sole dominion and control of, the CollateralRevolving Agent. “Cash Collateralize” means, in respect of an Obligation, to provide and pledge (as a first priority perfected security interest) cash collateral in Dollars, at a location and pursuant to documentation in form and substance satisfactory to AdministrativeRevolving Agent, the Swing Line Lender or an Issuing Bank, as applicable (and “Cash Collateralization” has a corresponding meaning). “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support. “Cash Equivalents” means any of the following types of Investments (including for the avoidance of doubt, cash), to the extent owned by the Borrower or any Restricted Subsidiary: (a) Dollars, Canadian Dollars, Australian Dollars and each Alternative Currency; (b) local currencies held by a Borrower or any Restricted Subsidiary from time to time in the ordinary course of business and not for speculation; (c) readily marketable direct obligations issued or directly and fully and unconditionally guaranteed or insured by the United States, Canadian or Australian government or any agency or instrumentality thereof the securities of which are unconditionally guaranteed as a full faith and credit obligation of such government with maturities of 12 months or less from the date of acquisition; (d) certificates of deposit, time deposits and eurodollar time deposits with maturities of one year or less from the date of acquisition, demand deposits, bankers’ acceptances with maturities not exceeding one year and overnight bank deposits, in each case with any domestic or foreign commercial bank having capital and surplus of not less than $500,000,000 (or the foreign currency equivalent thereof as of the date of such investment); (e) repurchase obligations for underlying securities of the types described in clauses (c) and (d) above or clause (h) below entered into with any financial institution meeting the qualifications specified in clause (d) above; (f) commercial paper rated at least P-2 by Moody’s or at least A-2 by S&P (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency) and in each case maturing within 12 months after the date of creation thereof; (g) marketable short-term money market and similar highly liquid funds having a rating of at least P-2 or A-2 from Moody’s or S&P, respectively (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency); (h) readily marketable direct obligations issued by any state, commonwealth, province or territory of the United States, Canada or Australia or any political subdivision or taxing authority thereof, in each case having an Investment Grade Rating from either Moody’s or S&P (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another

- 13 - nationally recognized statistical rating agency) with maturities of 12 months or less from the date of acquisition; (i) Investments with average maturities of 12 months or less from the date of acquisition in money market funds rated AAA- (or the equivalent thereof) or better by S&P or Aaa3 (or the equivalent thereof) or better by Moody’s (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency); (j) investment funds investing substantially all of their assets in securities of the types described in clauses (a) through (i) above; and (k) solely with respect to any Captive Insurance Subsidiary, any investment that a Captive Insurance Subsidiary is not prohibited to make in accordance with applicable law and which is substantially consistent with Investments of the type described in clauses (a) through (j) above. In the case of Investments by any Foreign Subsidiary or Canadian Subsidiary that is a Restricted Subsidiary or Investments made in a jurisdiction outside the United States of America, Cash Equivalents shall also include (i) investments of the type and maturity described in clauses (a) through (j) above in foreign obligors, which Investments or obligors (or the parents of such obligors) have ratings described in such clauses or equivalent ratings from comparable foreign rating agencies and (ii) other short-term investments in accordance with normal investment practices for cash management in investments analogous to the foregoing investments in clauses (a) through (j) above and in this paragraph. Notwithstanding the foregoing, Cash Equivalents shall include amounts denominated in currencies other than those set forth in clause (a) or (b) above; provided that such amounts, except amounts used to pay obligations of a Borrower or any Restricted Subsidiary denominated in any currency other than Dollars or an Alternative Currency in the ordinary course of business, are converted into Dollars or an Alternative Currency as promptly as practicable and in any event within ten Business Days following the receipt of such amounts. “Cash Management Bank” means any Person that is a Lender or Agent or an Affiliate of a Lender or Agent (a) on the Closing Date (with respect to any Cash Management Services entered into prior to the Closing Date), (b) at the time it initially provides any Cash Management Services to a Borrower or any Restricted Subsidiary, or (c) at the time that the Person to whom the Cash Management Services are provided is merged with a Borrower or becomes or is merged with a Restricted Subsidiary (with respect to any Cash Management Services entered into prior to the date of such merger or such Person becoming a Restricted Subsidiary), in each case whether or not such Person subsequently ceases to be a Lender or Agent or an Affiliate of a Lender or Agent. “Cash Management Obligations” means obligations owed by a Borrower or any Restricted Subsidiary to any Cash Management Bank in respect of or in connection with any Cash Management Services and designated by the Cash Management Bank and the Borrowers in writing to the Administrative Agent as “Cash Management Obligations.” “Cash Management Services” means any agreement or arrangement to provide cash management services, including treasury, depository, overdraft, credit card processing, credit or debit card, purchase card, electronic funds transfer and other cash management arrangements.

- 14 - “Casualty Event” means any event that gives rise to the receipt by a Loan Party of any insurance proceeds or condemnation awards in respect of any equipment, fixed assets or real property (including any improvements thereon) to replace or repair such equipment, fixed assets or real property. “CDOR Rate” means, on any day, the average rate per annum as reported on the Bloomberg CDOR Page (or any successor page or such other page or commercially available service displaying Canadian interbank bid rates for Canadian Dollar bankers’ acceptances as the Administrative Agent may designate from time to time, or if no such substitute service is available, the rate quoted by a Schedule I bank under the Bank Act (Canada) selected by the Administrative Agent at which such bank is offering to purchase Canadian Dollar bankers’ acceptances) as of 10:00 a.m. Eastern (Toronto) time on such day for a term of one, two or three months; provided that, notwithstanding the foregoing, the “CDOR Rate” shall in no event be less than the Floor. “CDOR Rate Loan” means a Loan that bears interest based on the CDOR Rate. “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty (excluding the taking effect after the date of this Agreement of a law, rule, regulation or treaty adopted prior to the date of this Agreement), (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority or (c) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Authority. It is understood and agreed that (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act (Pub. L. 111-203, H.R. 4173), all Laws relating thereto, all interpretations and applications thereof and any compliance by a Lender with any and all requests, rules, guidelines, requirements and directives thereunder or issued in connection therewith or in implementation thereof or relating thereto and (ii) all requests, rules, guidelines, requirements or directives issued by any United States or foreign regulatory authority in connection with the implementation of the recommendations of the Bank for International Settlements or the Basel Committee on Banking Regulations and Supervisory Practices (or any successor or similar authority) in each case pursuant to Basel III, shall, for the purposes of this Agreement, be deemed to be adopted subsequent to the date hereof and a Change in Law regardless of the date enacted, adopted, issued, promulgated or implemented. “Change of Control” means the earliest to occur of: (a) either: (i) at any time prior to the consummation of a Qualifying IPO, the Permitted Holders ceasing to beneficially own (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), in the aggregate, directly or indirectly, a majority of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of Holdings (or Successor Holdings, if applicable); or (ii) at any time upon or after the consummation of a Qualifying IPO, any Person (other than a Permitted Holder) or Persons (other than one or more Permitted Holders) constituting a “group” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such Person and its Subsidiaries, and any Person acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), becoming the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under such Act), directly or indirectly, of Equity Interests representing more than thirty-five percent of the aggregate ordinary voting power represented by the then issued and outstanding Equity Interests of Holdings (or Successor Holdings, if applicable) and the percentage of aggregate ordinary voting power so held is greater

- 15 - than the percentage of the aggregate ordinary voting power represented by the Equity Interests of Holdings (or Successor Holdings, if applicable) beneficially owned (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, in the aggregate by the Permitted Holders, (b) either (i) the US Borrower ceasing to be a direct wholly-owned (other than any general partnership interest held by Holdings GP (or Successor Holdings GP, if applicable)) Subsidiary of Holdings (or Successor Holdings, if applicable) or (ii) the Canadian Borrower ceasing to be a wholly-owned Subsidiary of Holdings (or Successor Holdings, if applicable); and (c) a “change of control” or similar event occurring under any other Material Indebtedness. Notwithstanding the foregoing, a Change of Control shall not be deemed to occur with respect to clause (a)(i) or (a)(ii) above if the Permitted Holders have, at such time, the right or the ability by voting power, contract or otherwise to elect or designate for election 50% or more of the Board of Directors of Holdings or Successor Holdings, if applicable. “Class” when used in reference to, (a) any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Term Loans (including Initial Term Loans), Revolving Loans, Swing Line Loans, Incremental Term Loans, Incremental Revolving Loans, Refinancing Term Loans, Refinancing Revolving Loans, Extended Term Loans or Extended Revolving Loans, (b) any Commitment, refers to whether such Commitment is a Commitment in respect of Term Loans (including Initial Term Loans) made to the Borrower pursuant to Section 2.01(a), Revolving Loans, Swing Line Loans, Refinancing Term Commitment (and, in the case of a Refinancing Term Commitment, the Class of Loans to which such commitment relates), Refinancing Revolving Commitment (and, in the case of a Refinancing Revolving Commitment, the Class of Loans to which such commitment relates) or a Commitment in respect of a Class of Loans to be made pursuant to an Incremental Amendment or an Extension Amendment, and (c) any Lender, refers to whether such Lender has a Loan or Commitment with respect to a particular Class of Loans or Commitments. Refinancing Term Commitments, Refinancing Revolving Commitments, Refinancing Term Loans, Refinancing Revolving Loans, Incremental Term Loans and Extended Term Loans that have different terms and conditions shall be construed to be in different Classes. “Closing Date” means April 26, 2021. “Closing Date EBITDA” means $136,000,000. “Closing Date First Lien Net Leverage Ratio” means 4.50 to 1.00. “Closing Date Refinancing” means the repayment of the Existing Debt, the termination of any related commitments thereunder and the termination, release or authorization to terminate or release all contractual Liens related thereto, in each case on or about the Closing Date. “Closing Date Secured Net Leverage Ratio” means 4.50 to 1.00.

- 16 - “Closing Date Total Net Leverage Ratio” means 4.50 to 1.00. “Co-Investor” means any of (a) the assignees, if any, of the equity commitments of the Sponsor or any other Person who was a holder of Equity Interests in Holdings (or any Parent Entity) on the Closing Date in connection with the Transactions and (b) the transferees, if any, that are identified to the Lead Arrangers and the Administrative Agent on or prior to the Closing Date (or such later date as the Administrative Agent agrees) and acquire, within 90 days of the Closing Date, any Equity Interests in Holdings (or any Parent Entity) held by the Sponsor or any other Person who was a holder of Equity Interests in Holdings (or any Parent Entity) on the Closing Date in connection with the Transactions, so long as, at the end of such 90-day period, the Sponsor shall continue collectively to own, directly or indirectly, at least a majority of the voting interests in, or otherwise Control the Parent and Holdings. “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time. “Collateral” means all the “Collateral” (or equivalent term) as defined in any Collateral Document, the Mortgaged Properties and all other property that is subject or purported to be subject to any Lien in favor of the Collateral Agent for the benefit of the Secured Parties pursuant to any Collateral Document, but in any event excluding all Excluded Assets. “Collateral Agent” has the meaning specified in the introductory paragraph to this Agreement. “Collateral Documents” means, collectively, the US Security Agreement, the Canadian Security Agreement, the Canadian Deed of Hypothec, the Intellectual Property Security Agreements, the Mortgages, each of the collateral assignments, Security Agreement Supplements, security agreements, pledge agreements, account control agreements or other similar agreements delivered to the Agents and the Lenders pursuant to Sections 4.01(a)(iii), 6.11, 6.12 or 6.15, and each of the other agreements, instruments or documents that creates or purports to create a Lien in favor of the Collateral Agent for the benefit of the Secured Parties. “Commitment Letter” means the Amended and Restated Commitment Letter, dated April 2, 2021, by and among the Parent, KCM, KKR Corporate Lending LLC, KLAS, Jefferies, Credit Suisse AG, CSLF and PNC, as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof. “Commitments” means the Revolving Commitments and the Term Loan Commitments. “Committed Loan Notice” means a written notice of a Borrowing pursuant to Article II, which shall be substantially in the form of Exhibit A-1 or such other form as the Administrative Agent or Revolving Agent, as applicable, may reasonably agree. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Company Person” means any future, current or former officer, director, manager, member, member of management, employee, consultant or independent contractor of a Borrower, any Subsidiary, Holdings or any Parent Entity. “Company Specified Representations” means those representations and warranties made by the Borrowers, including with respect to each of their respective Subsidiaries that is required to become a Guarantor upon the consummation of the Acquisition, in Sections 5.01(a) (with respect to organizational existence only), 5.01(b)(ii), 5.02(a), 5.02(b)(i), 5.04, 5.13, 5.16, 5.17 and 5.18.

- 17 - “Compliance Certificate” means a certificate substantially in the form of Exhibit C. “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or capital (in the case of Canadian federal capital Taxes) or that are franchise Taxes or branch profits Taxes. “Consolidated Adjusted EBITDA” means, with respect to any Person for any Test Period, the Consolidated Net Income of such Person for such Test Period: (a) increased, without duplication, by the following items (solely to the extent deducted (and not excluded) in calculating Consolidated Net Income, other than in respect of the proviso in clause (i) below and clauses (ii)(B), (xi), (xix) and (xx) below) of such Person and its Restricted Subsidiaries for such Test Period determined on a consolidated basis in accordance with GAAP: (i) interest expense, including (A) imputed interest on Capitalized Lease Obligations and Attributable Indebtedness (which, in each case, will be deemed to accrue at the interest rate reasonably determined by a Responsible Officer of the US Borrower to be the rate of interest implicit in such Capitalized Lease Obligations or Attributable Indebtedness), (B) commissions, discounts and other fees, charges and expenses owed with respect to letters of credit, bankers’ acceptance financing, surety and performance bonds and receivables financings, (C) amortization and write-offs of deferred financing fees, debt issuance costs, debt discount, commissions, fees, premium and other expenses, as well as expensing of bridge, commitment or financing fees, (D) payments made in respect of hedging obligations or other derivative instruments entered into for the purpose of hedging interest rate risk, (E) cash contributions to any employee stock ownership plan or similar trust to the extent such contributions are used by such plan or trust to pay interest or fees to any Person (other than such Person or a wholly- owned Restricted Subsidiary) in connection with Indebtedness incurred by such plan or trust, (F) all interest paid or payable with respect to discontinued operations, (G) the interest portion of any deferred payment obligations, and (H) all interest on any Indebtedness that is (x) Indebtedness of others secured by any Lien on property owned or acquired by such Person or its Restricted Subsidiaries, whether or not the obligations secured thereby have been assumed, but limited to the fair market value of such property or (y) contingent obligations in respect of Indebtedness; provided that such interest expense shall be calculated after giving effect to Hedge Agreements related to interest rates (including associated costs), but excluding unrealized gains and losses with respect to such Hedge Agreements; plus (ii) taxes based on gross receipts, income, profits or revenue or capital, franchise, excise, property, commercial activity, sales, use, unitary or similar taxes, and foreign withholding taxes, including (A) penalties and interest and (B) tax distributions made to any direct or indirect holders of Equity Interests of such Person in respect of any such taxes attributable to such Person and/or its Restricted Subsidiaries or pursuant to a tax sharing arrangement or as a result of a tax distribution or repatriated fund; plus (iii) depreciation expense and amortization expense (including amortization and similar charges related to goodwill, customer relationships, trade names, databases, technology, software, internal labor costs, deferred financing fees or costs and other intangible assets); plus

- 18 - (iv) non-cash items (provided that if any such non-cash item represents an accrual or reserve for potential cash items in any future period, (x) the US Borrower may determine not to add back such non-cash item in the current Test Period and (y) to the extent the US Borrower decides to add back such non-cash expense or charge, the cash payment in respect thereof in such future period will be subtracted from Consolidated Adjusted EBITDA in such future period), including the following: (A) non-cash expenses in connection with, or resulting from, stock option plans, employee benefit plans or agreements or post-employment benefit plans or agreements, or grants or sales of stock, stock appreciation or similar rights, stock options, restricted stock, preferred stock or other similar rights, (B) non-cash currency translation losses related to changes in currency exchange rates (including re-measurements of Indebtedness (including Intercompany Indebtedness) and any net non-cash loss resulting from hedge agreements for currency exchange risk), (C) non-cash losses, expenses, charges or negative adjustments attributable to the movement in the mark-to-market valuation of hedge agreements or other derivative instruments, including the effect of FASB Accounting Standards Codification 815 and International Accounting Standard No. 9 and their respective related pronouncements and interpretations, (D) non-cash charges for deferred tax asset valuation allowances, (E) any non-cash impairment charge or asset write-off or write-down related to intangible assets (including goodwill), long-lived assets, and Investments in debt and equity securities, (F) any non-cash charges or losses resulting from any purchase accounting adjustment or any step-ups with respect to re- valuing assets and liabilities in connection with the Transactions or any Investments, (G) all non-cash losses from Investments recorded using the equity method and (H) the excess of GAAP rent expense over actual cash rent paid during such period due to the use of straight line rent for GAAP purposes; plus (v) unusual, extraordinary, or non-recurring items, whether or not classified as such under GAAP; plus (vi) charges, costs, losses, expenses or reserves related to: (A) restructuring (including restructuring charges or reserves, whether or not classified as such under GAAP), severance, relocation, consolidation, integration or other similar items, (B) strategic initiatives, business optimization (including costs and expenses relating to business optimization programs) and new systems design and implementation, as well as consulting fees and any one-time expense relating to enhanced accounting function, (C) business or facilities (including greenfield facilities) start-up, opening, transition, consolidation, shut-down and closing, (D) signing, retention and completion bonuses, (E) severance, relocation or recruiting, (F) public company registration, listing, compliance, reporting and related expenses, (G) charges and expenses incurred in connection with litigation (including threatened litigation), any investigation or proceeding (or any threatened investigation or proceeding) by a regulatory, governmental or law enforcement body (including any attorney general), and (H) expenses incurred in connection with casualty events or asset sales outside the ordinary course of business; plus (vii) all (A) costs, fees and expenses relating to the Transactions, (B) costs, fees and expenses (including diligence and integration costs) incurred in connection with (x) investments in any Person, acquisitions of the Equity Interests of any Person, acquisitions of all or a material portion of the assets of any Person or constituting a line of business of any Person, and financings related to any of the foregoing or to the capitalization of any Loan Party or any Restricted Subsidiary or (y) other transactions

- 19 - that are out of the ordinary course of business of such Person and its Restricted Subsidiaries (in each case of clauses (x) and (y), including transactions considered or proposed but not consummated), including Permitted Equity Issuances, Investments, acquisitions, dispositions, recapitalizations, mergers, amalgamations, option buyouts and the incurrence, modification or repayment of Indebtedness (including all consent fees, premium and other amounts payable in connection therewith) and (C) non- operating professional fees, costs and expenses; plus (viii) items reducing Consolidated Net Income to the extent (A) covered by a binding indemnification or refunding obligation or insurance to the extent actually paid or reasonably expected to be paid, (B) paid or payable (directly or indirectly) by a third party that is not a Loan Party or a Restricted Subsidiary (except to the extent such payment gives rise to reimbursement obligations) or with the proceeds of a contribution to equity capital of such Person by a third party that is not a Loan Party or a Restricted Subsidiary or (C) such Person is, directly or indirectly, reimbursed for such item by a third party; provided that (I) any amounts expected to be paid or payable under clauses (A) or (B) must be expected to be paid or payable within the following 12 month period, and if not so paid, the amount of the expected payment not actually made shall be subtracted at the end of such period and (II) clause (C) shall exclude amounts previously included under (A) or (B); plus (ix) the amount of management, monitoring, consulting, transaction and advisory fees (including termination fees) and related indemnities and expenses paid, payable or accrued in such Test Period (including any termination fees payable in connection with the early termination of management and monitoring agreements); plus (x) the effects of purchase accounting, fair value accounting or recapitalization accounting (including the effects of adjustments pushed down to such Person and its Subsidiaries) and the amortization, write-down or write-off of any such amount; plus (xi) proceeds of business interruption insurance actually received; plus (xii) minority interest expense consisting of income attributable to Equity Interests held by third parties in any non-wholly-owned Restricted Subsidiary; plus (xiii) all charges, costs, expenses, accruals or reserves in connection with the rollover, acceleration or payout of Equity Interests held by officers or employees and all losses, charges and expenses related to payments made to holders of options or other derivative Equity Interests of such Person or any direct or indirect parent thereof in connection with, or as a result of, any distribution being made to equity holders of such Person or any direct or indirect parent thereof, including (A) payments made to compensate such holders as though they were equity holders at the time of, and entitled to share in, such distribution, and (B) all dividend equivalent rights owed pursuant to any compensation or equity arrangement; plus (xiv) expenses, charges and losses resulting from the payment or accrual of indemnification or refunding provisions, earn-outs and contingent consideration obligations, bonuses and other compensation paid to employees, directors or consultants, and payments in respect of dissenting shares and purchase price adjustments, in each case, made in connection with a Permitted Investment; plus

- 20 - (xv) any losses from (i) any asset, property or operation that has been disposed of, abandoned, divested and/or discontinued (other than any asset, property or operation pending the disposal, abandonment, divestiture and/or termination thereof or being held for sale), (ii) any disposal, abandonment, divestiture and/or discontinuation of any asset, property or operation (other than relating to assets or properties held for sale or pending the divestiture or termination thereof) and/or (iii) any facility that has been closed during such period; plus (xvi) (A) any costs or expenses (including any payroll taxes) incurred by a Borrower or any Restricted Subsidiary in such Test Period as a result of, in connection with or pursuant to any management equity plan, profits interest or stock option plan or any other management or employee benefit plan or agreement, any pension plan (including (1) any post-employment benefit scheme to which the relevant pension trustee has agreed, (2) as a result of curtailments or modifications to pension and post- retirement employee benefit plans and (3) without limitation, compensation arrangements with holders of unvested options entered into in connection with a permitted Restricted Payment), any stock subscription, stockholders or partnership agreement, any payments in the nature of compensation or expense reimbursement made to independent board members, any employee benefit trust, any employee benefit scheme or any similar equity plan or agreement (including any deferred compensation arrangement), including any payment made to option holders in connection with, or as a result of, any distribution being made to, or share repurchase from, a shareholder, which payments are being made to compensate option holders as though they were shareholders at the time of, and entitled to share in, such distribution or share repurchase and (B) any costs or expenses incurred in connection with the rollover, acceleration or payout of Equity Interests held by management of Holdings (or any other Parent Entity, a Borrower and/or any Restricted Subsidiary); plus (xvii) the amount of loss or discount on sale of receivables, Securitization Assets and related assets to any Securitization Subsidiary in connection with a Qualified Securitization Financing; plus (xviii) the cumulative effect of a change in accounting principles; plus (xix) addbacks of the type reflected in (A) the Sponsor Model or (B) any quality of earnings report prepared by a nationally recognized accounting firm and furnished to the Administrative Agent, in connection with the Transactions or in connection with any Permitted Investment or other Investment consummated after the Closing Date; plus (xx) the amount of “run rate” cost savings, operating expense reductions and other cost synergies that are projected by the US Borrower in good faith to result from actions taken, committed to be taken or expected to be taken no later than 24 months after the end of such Test Period (which amounts will be determined by the US Borrower in good faith and calculated on a pro forma basis as though such amounts had been realized on the first day of the Test Period for which Consolidated Adjusted EBITDA is being determined), net of the amount of actual benefits realized during such Test Period from such actions; provided that, in the good faith judgment of the US Borrower such cost savings, operating expense reductions and other cost synergies are reasonably identifiable, reasonably anticipated to be realized and factually supportable (it being agreed such determination need not be made in compliance with Regulation S- X or other applicable securities law); plus

- 21 - (xxi) to the extent not included in Consolidated Net Income for such period, cash actually received (or any netting arrangement resulting in reduced cash expenditures) during such period so long as the non-cash gain relating to the relevant cash receipt or netting arrangement was deducted in the calculation of Consolidated Adjusted EBITDA pursuant to clause (b)(i) below for any previous period and not added back; plus (xxii) [reserved]; plus (xxiii) [reserved]; plus (xxiv) the amount of fees, expense reimbursements and indemnities paid to directors, including directors of Holdings or any other Parent Entity (but only to the extent such fees, expense reimbursements and indemnities are attributable to such Parent Entity’s direct or indirect ownership of Holdings and its Subsidiaries); and (b) decreased, without duplication, by the following items of such Person and its Restricted Subsidiaries for such Test Period determined on a consolidated basis in accordance with GAAP (solely to the extent increasing Consolidated Net Income): (i) any amount which, in the determination of Consolidated Net Income for such period, has been included for any non-cash income or non-cash gain, all as determined in accordance with GAAP (provided that if any non-cash income or non- cash gain represents an accrual or deferred income in respect of potential cash items in any future period, such Person may determine not to deduct the relevant non-cash gain or income in the then-current period); plus (ii) the amount of any cash payment made during such period in respect of any non-cash accrual, reserve or other non-cash charge that is accounted for in a prior period and that was added to Consolidated Net Income to determine Consolidated Adjusted EBITDA for such prior period and that does not otherwise reduce Consolidated Net Income for the current period; plus (iii) the excess of actual cash rent paid over rent expense during such period due to the use of straight-line rent for GAAP purposes; plus (iv) the amount of any income or gain associated with any Restricted Subsidiary that is attributable to any non-controlling interest and/or minority interest of any third party; plus (v) any gains or net income, as applicable, from (i) any asset, property or operation that has been disposed of, abandoned, divested, and/or discontinued, (ii) any disposal, abandonment, divestiture and/or discontinuation of any asset, property or operation (other than relating to assets or properties held for sale or pending the divestiture or termination thereof) and/or (iii) any facility that has been closed during such period; plus (vi) any unusual, extraordinary or non-recurring gains. Notwithstanding the foregoing, without including the adjustments set forth in clause (xx), Consolidated Adjusted EBITDA (a) for the fiscal quarter ended March 31, 2020, will be deemed

- 22 - to be $3,679,600 (b) for the fiscal quarter ended June 30, 2020, will be deemed to be $28,196,422 and (c) for the fiscal quarter ended September 30, 2020, will be deemed to be $51,854,787, as such amounts may be adjusted pursuant to clause (xx) above and by other pro forma adjustments permitted by this Agreement (including as necessary to give Pro Forma Effect to any Specified Transaction). “Consolidated Current Assets” means, as of any date of determination, the total assets of the Borrowers and the Restricted Subsidiaries on a consolidated basis that may properly be classified as current assets in conformity with GAAP, excluding cash and Cash Equivalents, amounts related to current or deferred taxes based on income or profits, assets held for sale, loans (permitted) to third parties, pension assets, deferred bank fees and derivative financial instruments, and excluding the effects of adjustments pursuant to GAAP resulting from the application of recapitalization accounting or purchase accounting, as the case may be, in relation to the Transactions or any consummated acquisition. “Consolidated Current Liabilities” means, as at any date of determination, the total liabilities of the Borrowers and the Restricted Subsidiaries on a consolidated basis that may properly be classified as current liabilities in conformity with GAAP, excluding (a) the current portion of any Funded Debt, (b) the current portion of interest, (c) accruals for current or deferred taxes based on income or profits, (d) accruals of any costs or expenses related to restructuring reserves or severance, (e) Revolving Loans, Swing Line Loans and Letter of Credit Obligations or any other revolving facility, (f) escrow account balances, (g) [reserved], (h) the current portion of any Capitalized Lease Obligation, (i) deferred revenue arising from cash receipts that are earmarked for specific projects, (j) liabilities in respect of unpaid earn-outs and (k) the current portion of any other long-term liabilities, and, furthermore, excluding the effects of adjustments pursuant to GAAP resulting from the application of recapitalization accounting or purchase accounting, as the case may be, in relation to the Transaction or any consummated acquisition. “Consolidated First Lien Net Debt” means, as of any date of determination, Consolidated Secured Net Debt under the Facilities (and any secured refinancing indebtedness thereof that is not secured on a junior basis) and any other Indebtedness (other than Intercompany Indebtedness) that (i) is not subordinated in right of payment to the Facilities and (ii) is secured by a Lien on the Collateral on a basis that is not junior to the Liens on the Collateral securing the Facilities, but excluding, other than for purposes of determining compliance with Section 8.01, all Revolving Loans funded for working capital purposes. “Consolidated Interest Expense” means, for any Test Period, the sum of: (a) cash interest expense (including that attributable to Capitalized Leases), net of cash interest income, of the Borrowers and the Restricted Subsidiaries with respect to all outstanding Indebtedness of the Borrowers and the Restricted Subsidiaries, including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing and net costs under hedging agreements, plus (b) non-cash interest expense resulting solely from the amortization of OID from the issuance of Indebtedness of the Borrowers and the Restricted Subsidiaries (excluding Indebtedness borrowed under this Agreement in connection with and to finance the Transactions) at less than par, plus (c) pay-in-kind interest expense of the Borrowers and the Restricted Subsidiaries payable pursuant to the terms of the agreements governing such debt for borrowed money; but excluding, for the avoidance of doubt, (i) amortization of deferred financing costs, debt issuance costs, commissions, fees and expenses and any other amounts of non-cash interest other than

- 23 - referred to in clause (b) above (including as a result of the effects of acquisition method accounting or pushdown accounting), (ii) non-cash interest expense attributable to the movement of the mark- to-market valuation of obligations under hedging agreements or other derivative instruments pursuant to FASB Accounting Standards Codification No. 815-Derivatives and Hedging, (iii) any one-time cash costs associated with breakage in respect of Hedge Agreements, (iv) commissions, discounts, yield, make whole premium and other fees and charges (including any interest expense) incurred in connection with any permitted receivables financing, (v) any “additional interest” owing pursuant to a registration rights agreement with respect to any securities, (vi) any payments with respect to make-whole premiums or other breakage costs of any Indebtedness, including any Indebtedness issued in connection with the Transactions, (vii) penalties and interest relating to taxes, (viii) accretion or accrual of discounted liabilities not constituting Indebtedness, (ix) interest expense attributable to a direct or indirect Parent Entity resulting from push-down accounting, (x) any expense resulting from the discounting of Indebtedness in connection with the application of recapitalization or purchase accounting, (xi) any interest expense attributable to the exercise of appraisal rights and the settlement of any claims or actions (whether actual, contingent or potential) with respect thereto and with respect to any Permitted Acquisition or similar Investment permitted hereunder, all as calculated on a consolidated basis in accordance with GAAP and (xii) annual agency fees paid to any trustees, administrative agents and collateral agents with respect to any secured or unsecured loans, debt facilities, debentures, bonds, commercial paper facilities or other forms of Indebtedness (including any security or collateral trust arrangements related thereto). For the avoidance of doubt, interest expense shall be determined after giving effect to any net payments made or received by the Borrowers and the Restricted Subsidiaries in respect of Hedge Agreements relating to interest rate protection. “Consolidated Net Debt” means, as of any date of determination, (a) Consolidated Total Debt minus (b) the aggregate amount of cash and Cash Equivalents of the Borrowers and the Restricted Subsidiaries as of such date that (i) is not Restricted and (ii) from and after July 25, 2021, is held in a bank account in which the Collateral Agent has a perfected security interest pursuant to a Control Agreement. “Consolidated Net Income” means, with respect to any Person for any Test Period, the Net Income of such Person and its Restricted Subsidiaries determined on a consolidated basis in accordance with GAAP; provided, that there shall be excluded from such consolidated net income (to the extent otherwise included therein), without duplication: (a) the Net Income for such Test Period of any Person that is not a Subsidiary, or is an Unrestricted Subsidiary, or that is accounted for by the equity method of accounting; provided that a Borrower’s or any Restricted Subsidiary’s equity in the Net Income of such Person shall be included in the Consolidated Net Income of the Borrowers for such Test Period up to the aggregate amount of dividends or distributions or other payments in respect of such equity that are actually paid in cash (or to the extent converted into cash) by such Person to a Borrower or a Restricted Subsidiary, in each case, in such Test Period, to the extent not already included therein (subject, in the case of dividends, distributions or other payments in respect of such equity made to a Restricted Subsidiary to the limitations contained in clause (b) below); (b) solely with respect to the calculation of Available Amount and Excess Cash Flow, the Net Income of any Restricted Subsidiary of such Person during such Test Period to the extent that the declaration or payment of dividends or similar distributions by such Restricted Subsidiary of that income is not permitted by operation of the terms of its Organization Documents or any agreement, instrument or requirement of Law applicable to such Restricted Subsidiary during such Test Period; provided that Consolidated Net Income of such Person shall be increased by the

- 24 - amount of dividends or distributions or other payments that are actually paid in cash to such Person or its Restricted Subsidiaries in respect of such Test Period; (c) any gain (or loss), together with any related provisions for taxes on any such gain (or the tax effect of any such loss), realized by such Person or any of its Restricted Subsidiaries during such Test Period upon any asset sale or other disposition of any Equity Interests of any Person (other than any dispositions in the ordinary course of business) by such Person or any of its Restricted Subsidiaries; (d) gains and losses due solely to fluctuations in currency values and the related tax effects determined in accordance with GAAP for such Test Period; (e) earnings (or losses), including any impairment charge, resulting from any reappraisal, revaluation or write-up (or write-down) of assets during such Test Period; (f) (i) unrealized gains and losses with respect to Hedge Agreements for such Test Period and the application of Accounting Standards Codification 815 (Derivatives and Hedging) and (ii) any after-tax effect of income (or losses) for such Test Period that result from the early extinguishment of (A) Indebtedness, (B) obligations under any Hedge Agreements or (C) other derivative instruments; (g) any extraordinary, non-recurring or unusual gain (or extraordinary, non-recurring or unusual loss), together with any related provision for taxes on any such gain (or the tax effect of any such loss), recorded or recognized by such Person or any of its Restricted Subsidiaries during such Test Period; (h) the cumulative effect of a change in accounting principles and changes as a result of the adoption or modification of accounting policies during such Test Period; (i) after-tax gains (or losses) on disposal of disposed, abandoned or discontinued operations for such Test Period; (j) effects of adjustments (including the effects of such adjustments pushed down to such Person and its Restricted Subsidiaries) in the inventory, property and equipment, software, goodwill, other intangible assets, in-process research and development, deferred revenue, debt and unfavorable or favorable lease line items in such Person’s consolidated financial statements pursuant to GAAP for such Test Period resulting from the application of purchase accounting in relation to the Transactions or any acquisition consummated prior to the Closing Date and any Permitted Acquisition or other Investment or the amortization or write-off of any amounts thereof, net of taxes, for such Test Period; (k) any non-cash compensation charge or expense for such Test Period, including any such charge or expense arising from the grants of stock appreciation or similar rights, stock options, restricted stock or other rights and any cash charges or expenses associated with the rollover, acceleration or payout of Equity Interests by, or to, management of such Person or any of its Restricted Subsidiaries in connection with the Transactions; (l) (i) Transaction Expenses incurred during such Test Period and (ii) any fees and expenses incurred during such Test Period, or any amortization thereof for such Test Period, in connection with any acquisition (other than the Transactions), Investment, disposition, issuance or repayment of Indebtedness, issuance of Equity Interests, refinancing transaction or amendment or

- 25 - modification of any debt or equity instrument (in each case, including any such transaction whether consummated on, after or prior to the Closing Date and any such transaction undertaken but not completed) and any charges or non-recurring costs incurred during such Test Period as a result of any such transaction; (m) any expenses, charges or losses for such Test Period that are covered by indemnification or other reimbursement provisions in connection with any Investment, Permitted Acquisition or any sale, conveyance, transfer or other disposition of assets permitted under this Agreement, to the extent actually reimbursed, or, so long as the US Borrower has made a determination that a reasonable basis exists for indemnification or reimbursement and only to the extent that such amount is in fact indemnified or reimbursed within 365 days of such determination (with a deduction in the applicable future period for any amount so added back to the extent not so indemnified or reimbursed within such 365 days); and (n) to the extent covered by insurance and actually reimbursed, or, so long as the US Borrower has made a determination that there exists reasonable evidence that such amount will in fact be reimbursed within 365 days of the date of such determination (with a deduction in the applicable future period for any amount so added back to the extent not so reimbursed within such 365 days), expenses, charges or losses for such Test Period with respect to liability or casualty events or business interruption. “Consolidated Secured Net Debt” means, as of any date of determination, (a) (i) Consolidated Total Debt outstanding under the Facilities, (ii) any secured refinancing indebtedness of the foregoing and (iii) any other Indebtedness that is (x) not subordinated in right of payment to the Initial Term Loans and (y) secured by a Lien on any Collateral that, in each case of clauses (i), (ii) and (iii), is outstanding as of such date (but excluding any Revolving Loans funded for working capital purposes), minus (b) the aggregate amount of cash and Cash Equivalents of the Borrowers and the Restricted Subsidiaries as of such date that (i) is not Restricted and (ii) from and after July 25, 2021, is held in a bank account in which the Collateral Agent has a perfected security interest pursuant to a Control Agreement. “Consolidated Total Debt” means, as of any date of determination, the aggregate principal amount of Indebtedness (other than Intercompany Indebtedness) of the Borrowers and the Restricted Subsidiaries outstanding on such date, determined on a consolidated basis and as reflected on the face of a balance sheet prepared in accordance with GAAP (but excluding the effects of the application of purchase accounting in connection with the Transactions, any Permitted Acquisition or any other Investment permitted hereunder), consisting of Indebtedness for borrowed money, unreimbursed obligations in respect of drawn letters of credit (to the extent not cash collateralized), and obligations in respect of Capitalized Leases and purchase money obligations and debt obligations evidenced by promissory notes or debentures; provided, that Consolidated Total Debt will not include Indebtedness in respect of (a) any Qualified Securitization Financing, (b) any letter of credit, except to the extent of unreimbursed obligations in respect of drawn letters of credit (provided, that any unreimbursed amount under commercial letters of credit will not be counted as Consolidated Total Debt until three Business Days after such amount is drawn (it being understood that any borrowing, whether automatic or otherwise, to fund such reimbursement will be counted)), (c) obligations under Hedge Agreements, (d) customary purchase money obligations incurred in the ordinary course, trade payable and earn outs and similar obligations except to the extent owing and not paid, (e) Indebtedness to the extent it has been cash collateralized, (f) any lease obligations other than in respect of Capitalized Leases and (g) Revolving Loans funded for working capital purposes. “Consolidated Working Capital” means, as of any date of determination, the excess of Consolidated Current Assets over Consolidated Current Liabilities.

- 26 - “Contract Consideration” has the meaning specified in the definition of “Excess Cash Flow.” “Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound. “Contribution Indebtedness” means Indebtedness in an aggregate principal amount at the time of the incurrence thereof not to exceed an amount equal to 200% of the amount of (a) any Permitted Equity Issuances during the period from and including the Business Day immediately following the Closing Date through and including the reference date that are Not Otherwise Applied and (b) available dollar-based capacity under Section 7.06(s) to make Restricted Payments, which for the avoidance of doubt shall reduce such dollar-based capacity under Section 7.06(s). “Control” has the meaning specified in the definition of “Affiliate.” “Control Agreement” means (a) with respect to accounts governed by U.S. law, an agreement, in form and substance satisfactory to the Administrative Agent and Revolving Agent, which provides for the Collateral Agent to have with respect to accounts governed by U.S. law, “control” (as defined in Section 9- 104 of the Uniform Commercial Code of the State of New York or Section 8-106 of the Uniform Commercial Code of the State of New York, as applicable) of Deposit Accounts or Securities Accounts, as applicable and (b) with respect to accounts governed by the law of any other jurisdiction, a customary “control agreement” for such jurisdiction in form and substance satisfactory to the Administrative Agent and Revolving Agent. “Conversion/Continuation Notice” means a written notice of (a) a conversion of Loans from one Type to another or (b) a continuation of Term SOFR Loans or CDORTerm CORRA Rate Loans, pursuant to Article II, which shall be substantially in the form of Exhibit A-3. “Covered Entity” means any of the following: (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R § 47.3(b); or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Credit Agreement Refinancing Indebtedness” means Indebtedness of a Borrower or any Restricted Subsidiary in the form of term loans, notes or revolving commitments; provided that: (a) such Indebtedness is incurred or otherwise obtained (including by means of the extension or renewal of existing Indebtedness) in exchange for, or to extend, renew, replace, or refinance, in whole or part, Indebtedness that is either (i) Term Loans, (ii) Revolving Commitments or (iii) other Credit Agreement Refinancing Indebtedness (together, “Refinanced Debt”); (b) such Indebtedness is in an original aggregate principal amount not greater than the principal amount of the Refinanced Debt being exchanged, extended, renewed, replaced or refinanced (plus (i) the amount of all unpaid, accrued, or capitalized interest, penalties, premiums (including tender premiums) and other amounts payable with respect to the Refinanced Debt and

- 27 - (ii) underwriting discounts, fees, commissions, costs, expenses and other amounts payable with respect to such Credit Agreement Refinancing Indebtedness); (c) (i) the Weighted Average Life to Maturity of such Indebtedness is equal to or longer than the remaining Weighted Average Life to Maturity of the Refinanced Debt, and (ii) the final maturity date of such Credit Agreement Refinancing Indebtedness may not be earlier than the final maturity date of the Refinanced Debt; provided that this clause (c) shall not apply to the incurrence of any such Indebtedness pursuant to the Inside Maturity Exception; (d) any mandatory prepayments (and with respect to any Credit Agreement Refinancing Indebtedness comprising revolving loans, to the extent commitments thereunder are permanently terminated) of, (i) any Credit Agreement Refinancing Indebtedness that comprises notes or term loans that are either secured by Liens that are junior in priority to Liens securing Term Loans or are not secured by Liens on any Collateral may not be made except to the extent that prepayments are (A) permitted hereunder and (B) to the extent required hereunder, first made or offered to the Loans on a pro rata basis; and (ii) any Credit Agreement Refinancing Indebtedness that is Pari Passu Lien Debt shall be made on a pro rata basis or less than pro rata basis with any corresponding mandatory prepayment required hereunder of the Term Loans (but not greater than pro rata basis); provided this clause (ii) will not prohibit any repayment of such Credit Agreement Refinancing Indebtedness at maturity or with the proceeds of other Credit Agreement Refinancing Indebtedness; (e) such Indebtedness is not guaranteed by any Person other than a Loan Party (including any Subsidiary that becomes a Subsidiary Guarantor in connection therewith); (f) if such Indebtedness is secured: (i) such Indebtedness is not secured by a Lien on any assets or property that does not constitute Collateral (except (1) customary cash collateral in favor of an agent, letter of credit issuer or similar “fronting” lender, (2) Liens on property or assets applicable only to periods after the Latest Maturity Date of the Term Loans at the time of incurrence and (3) any Liens on property or assets to the extent that a Lien on such property or asset is also added for the benefit of the Lenders under the Term Loans); (ii) a Debt Representative acting on behalf of the holders of such Indebtedness has become party to, or is otherwise subject to the provisions of, (A) if such Indebtedness is Pari Passu Lien Debt, an Equal Priority Intercreditor Agreement or (B) if such Indebtedness is Junior Lien Debt, a Junior Lien Intercreditor Agreement; (g) (x) if the Refinanced Debt is Pari Passu Lien Debt, then such Indebtedness is either Pari Passu Lien Debt, Junior Lien Debt, Indebtedness that is not secured by a Lien on any Collateral, or Unsecured Debt, (y) if the Refinanced Debt is Junior Lien Debt, then such Indebtedness is either Junior Lien Debt, Indebtedness that is not secured by a Lien on any Collateral, or Unsecured Debt, or (z) if the Refinanced Debt is Indebtedness that is not secured by a Lien on any Collateral or Unsecured Debt, then such Indebtedness is either Indebtedness that is not secured by a Lien on any Collateral or Unsecured Debt; for the avoidance of doubt, this clause (g) shall not prevent Credit Agreement Refinancing Indebtedness that is secured on a junior priority basis by Liens on the

- 28 - Collateral, as compared to the Refinanced Debt, or that is not secured by a Lien on any Collateral or is Unsecured Debt; and (h) to the extent the Refinanced Debt is contractually subordinated in right of payment to any of the Obligations, such modification, refinancing, refunding, replacement, renewal or extension is contractually subordinated in right of payment to such Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Refinanced Debt. Credit Agreement Refinancing Indebtedness will be deemed to include any Registered Equivalent Notes issued in exchange therefor. “CSLF” has the meaning specified in the introductory paragraph to this Agreement. “Cure Expiration Date” has the meaning assigned to such term in Section 8.02. “Debt Representative” means, with respect to any series of Indebtedness secured by a Lien permitted under Section 7.01(i), (j), (ll), (mm) or (oo), Incremental Equivalent Debt, Permitted Pari Passu Secured Refinancing Debt or Permitted Junior Secured Refinancing Debt, the trustee, administrative agent, collateral agent, security agent or similar agent under the indenture or agreement pursuant to which such Indebtedness is issued, incurred or otherwise obtained, as the case may be, and each of their successors in such capacities. “Debtor Relief Laws” means the U.S. Bankruptcy Code, the Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada)), the Winding-Up and Restructuring Act (Canada), the reorganization provisions of applicable Canadian corporate statutes, any business corporations act under provincial or Canadian federal law and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other Applicable Jurisdictions from time to time in effect and affecting the rights of creditors generally. “Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default. “Default Rate” means an interest rate equal to (a) the Base Rate plus (b) the Applicable Rate applicable to Base Rate Loans that are Revolving Loans plus (c) 2.00% per annum; provided that with respect to the outstanding principal amount of any Loan not paid when due, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Loan (giving effect to Section 2.05(c)) plus 2.00% per annum, in each case, to the fullest extent permitted by applicable Laws. “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “Defaulting Lender” means, subject to Section 2.20(b), any Lender that, (a) has failed to (i) fund all or any portion of its Loans, including participations in respect of Letters of Credit or Swing Line Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent, the Revolving Agent and the US Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (which conditions precedent, together with the applicable default, if any, shall be specifically identified in such writing) has not

- 29 - been satisfied, or (ii) pay to the Administrative Agent, the Revolving Agent, the Swing Line Lender, the Issuing Banks or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swing Line Loans) within two Business Days of the date when due, (b) has notified the US Borrower, the Administrative Agent, the Revolving Agent, the Swing Line Lender or the Issuing Banks in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with the applicable default, if any, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent, the Revolving Agent or a Borrower, to confirm in writing to the Administrative Agent, the Revolving Agent and such Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent, the Revolving Agent and such Borrower), or (d) the Administrative Agent or the Revolving Agent, as applicable, has received notification that such Lender is, or has a direct or indirect parent company that is, (i) insolvent, or is generally unable to pay its debts as they become due, or admits in writing its inability to pay its debts as they become due, or makes a general assignment for the benefit of its creditors, (ii) other than via an Undisclosed Administration, the subject of a bankruptcy, insolvency, reorganization, liquidation or similar proceeding, or a receiver, trustee, conservator, intervenor or sequestrator, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other Federal or state or Canadian federal, provincial or territorial regulatory authority acting in such a capacity or the like has been appointed for such Lender or its direct or indirect parent company, or such Lender or its direct or indirect parent company has taken any action in furtherance of or indicating its consent to or acquiescence in any such proceeding or appointment or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or Canada or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent or the Revolving Agent, as applicable, that a Lender is a Defaulting Lender under clauses (a) through (d) above shall be conclusive absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.20) upon delivery of written notice of such determination to the US Borrower, the Swing Line Lender, the Issuing Banks and each Lender. “Deliverable Obligation” means each obligation of the Loan Parties that would constitute a “Deliverable Obligation” under a market standard credit default swap transaction documented under the ISDA CDS Definitions and specifying any of the Loan Parties as a Reference Entity. Each capitalized term used but not defined in the preceding sentence has the meaning specified in the ISDA CDS Definitions.

- 30 - “Deposit Account” has the meaning specified in the Uniform Commercial Code. “Derivative Instrument” means, with respect to a Person, any contract or instrument to which such Person is a party (whether or not requiring further performance by such Person), the value and/or cash flows of which (or any portion thereof) are based on the value and/or performance of the Loans and/or any Deliverable Obligations or “Obligations” (as defined in the ISDA CDS Definitions) with respect to the Loan Parties; provided that a “Derivative Instrument” will not include any contract or instrument that is entered into pursuant to bona fide market-making activities. “Designated Jurisdiction” means any country or territory to the extent that such country or territory is the target of comprehensive Sanctions (at the time of this Agreement, Crimea, Cuba, Iran, North Korea, and Syria). “Designated Non-Cash Consideration” means the fair market value of any non-cash consideration received by a Borrower or a Restricted Subsidiary in connection with a Disposition pursuant to the General Asset Sale Basket that is designated as Designated Non-Cash Consideration pursuant to a certificate of a Responsible Officer, setting forth in reasonable detail the basis of such valuation (which (i) certificate shall conclusively establish such value absent manifest error and (ii) amount will be reduced by the fair market value of the portion of the non-cash consideration converted to cash within one hundred eighty days following the consummation of the applicable Disposition). “Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (excluding Liens and any sale of Equity Interests in, or issuance of Equity Interests by, a Restricted Subsidiary, but including, for the avoidance of doubt, any sale leaseback transaction and Division) of any property by any Person. “Disqualified Equity Interest” means any Equity Interest that, by its terms (or by the terms of any security or other Equity Interests into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition, (a) matures or is mandatorily redeemable (other than solely for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control, asset sale, casualty event or other customary event as long as any rights of the holders thereof upon the occurrence of such change of control, asset sale, casualty event or other customary event are subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments and Cash Collateralization of all Letters of Credit), (b) is redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests), in whole or in part, unless such redemption is conditioned on the prior repayment in full of the Loans and all other Obligations that are accrued, unpaid and payable, the termination of the Commitments and Cash Collateralization of all Letters of Credit, (c) provides for the scheduled payments of dividends in cash, or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the Latest Maturity Date of the Loans at the time of issuance; provided that if such Equity Interests are issued pursuant to a plan for the benefit of future, current or former employees, directors, or officers of Holdings, a Borrower or the Restricted Subsidiaries or by any such plan to such

- 31 - employees, directors or officers, such Equity Interests shall not constitute Disqualified Equity Interests solely because they may be required to be repurchased by Holdings, a Borrower or the Restricted Subsidiaries in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s, director’s or officer’s termination, death or disability. “Disqualified Lender” means, (a) the competitors of the Borrowers and their Subsidiaries identified in writing by or on behalf of a Borrower (i) to the Lead Arrangers on or prior to the Closing Date, or (ii) to the Administrative Agent and the Revolving Agent from time to time on or after the Closing Date, (b) (i) any Persons that are engaged as principals primarily in private equity, mezzanine financing or venture capital (other than a bona fide debt fund affiliate of any of the Commitment Parties (as defined in the Commitment Letter)) and (ii) those particular banks, financial institutions, other institutional lenders and other Persons, in the case of each of clauses (i) and (ii), to the extent identified in writing by or on behalf of the Borrower to the Lead Arrangers on or prior to March 13, 2021; (c) any Affiliate of the Persons described in the preceding clauses (a) or (b) (in each case, other than any Affiliates that are banks, financial institutions, bona fide debt funds or investment vehicles that are engaged in making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course (except to the extent separately identified under clause (a) or (b) above)), in each case, that are either reasonably identifiable as such on the basis of their name or are identified as such in writing by or on behalf of a Borrower (i) to the Lead Arrangers on or prior to the Closing Date, or (ii) to the Administrative Agent and the Revolving Agent from time to time on or after the Closing Date; and (d) at any time, or with respect to any action (or proposed action) in connection with which, a Net Short Representation is required to be made (or deemed made) hereunder, any Lender (or prospective Lender) that has breached its Net Short Representation at such time or in connection with such action (or proposed action) The Administrative Agent shall make the list of Disqualified Lenders available to any Lender, Participant or prospective Lender or Participant upon request by such Lender, Participant or prospective Lender or Participant; provided that such Lender, Participant or prospective Lender or Participant shall only make such request, to the extent and only to the extent, necessary to determine whether a proposed assignment, participation or disclosure of Information is permitted. “Division” has the meaning specified in Section 1.02(d). “Dollar”, “$” and “USD” mean lawful money of the United States. “Dollar Amount” means, at any time: (a) with respect to any Loan denominated in Dollars, the principal amount thereof then outstanding (or in which such participation is held); (b) with respect to any Letter of Credit Obligation (or any risk participation therein), the amount thereof; and

- 32 - (c) with respect to any other amount (i) if denominated in Dollars, the amount thereof and (ii) if denominated in any currency other than Dollars, the equivalent amount thereof in Dollars as determined by the Administrative Agent, the Revolving Agent or the applicable Issuing Bank, as applicable, on the basis of the Exchange Rate (determined in respect of the most recent relevant date of determination) for the purchase of Dollars with such currency. “Domestic Subsidiary” means (i) (A) any Subsidiary that is organized under the Laws of the United States, any state thereof or the District of Columbia or (B) any direct wholly-owned Subsidiary of the US Borrower or of any Subsidiary described in clause (A) above that is disregarded for U.S. tax purposes and (ii) any Canadian Subsidiary. “ECF Prepayment Percentage” means, (a) 50%, if the Borrowers’ First Lien Net Leverage Ratio at the end of the immediately preceding fiscal year equals or exceeds the Closing Date First Lien Net Leverage Ratio less 0.50 to 1.00, (b) 25%, if such First Lien Net Leverage Ratio is less than the Closing Date First Lien Net Leverage Ratio less 0.50 to 1.00, but equals or exceeds the Closing Date First Lien Net Leverage Ratio less 1.00 to 1.00, and (c) 0%, if such First Lien Net Leverage Ratio is less than the Closing Date First Lien Net Leverage Ratio less 1.00 to 1.00. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 11.07(b)(v); provided that the following Persons shall not be Eligible Assignees: (a) any Defaulting Lender, (b) any Disqualified Lender (other than a Net Short Lender); provided that, to the extent persons are identified as Disqualified Lenders in writing by you after March 13, 2021 pursuant to clauses (a) or (c) in the definition thereof, the inclusion of such persons as Disqualified Lenders shall not retroactively apply to prior assignments or participations made in compliance with applicable assignment or participation provisions, and (c) unless approved by the US Borrower in its sole discretion (without giving effect to the proviso set forth in Section 11.07(b)(iii)(A), if applicable), any prospective Lender or Participant that would be a Net Short Lender immediately after giving effect to the assignment or participation pursuant to which such prospective Lender or Participant would become an actual Lender or Participant, as applicable. “EMU” means the Economic and Monetary Union as contemplated in the EU Treaty.

- 33 - “EMU Legislation” means the legislative measures of the EMU for the introduction of, changeover to, or operation of the Euro in one or more member states. “Environmental Claim” means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations by any Governmental Authority, or proceedings with respect to any Environmental Liability or pursuant to Environmental Law, including those (a) by any Governmental Authority for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any Environmental Law and (b) by any Person seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief pursuant to any Environmental Law. “Environmental Laws” means any and all Laws relating to the protection of the environment or, to the extent relating to exposure to Hazardous Materials, human health. “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities, including but not limited to those assumed by contract, written agreement, or other consensual written agreement) of any Loan Party or any of its Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure of any Person to any Hazardous Materials, or (d) the release or threatened release of any Hazardous Materials into the environment. “Environmental Permit” means any permit, approval, identification number, license or other authorization required under or issued pursuant to any Environmental Law. “Equal Priority Intercreditor Agreement” means a “pari passu” intercreditor agreement substantially in the form attached hereto as Exhibit K-2 (as the same may be modified in a manner satisfactory to the Administrative Agent, the Collateral Agent and the US Borrower), or, if requested by the providers of Indebtedness permitted hereunder to be Pari Passu Lien Debt, another pari passu intercreditor arrangement reasonably satisfactory to the Administrative Agent, the Collateral Agent and the US Borrower, in each case as amended, restated, amended and restated, modified or supplemented from time to time in accordance with the terms hereof and thereof. Upon the request of the US Borrower, the Administrative Agent and the Collateral Agent will execute and deliver an Equal Priority Intercreditor Agreement with one or more Debt Representatives for Pari Passu Lien Debt permitted hereunder; provided that the US Borrower shall not make such request unless such Indebtedness and related Liens are permitted by (including with respect to priority) the Loan Documents. “Equity Contribution” means the payment of an amount in cash by the Purchasers to the Sellers (as defined in the Acquisition Agreement) in exchange for the Class A Common Units in the Parent held by the Sellers, which amount, together with the fair market value of other Equity Interests in the Parent held by the Purchasers and their Affiliates, any Co-Investor or members of management of the Parent and its Subsidiaries immediately prior to the consummation of the Acquisition (calculated based on the purchase price per Class A Common Unit in the Parent set forth in the Acquisition Agreement) represents not less than 50% (the “Minimum Equity Contribution”) of the sum of (a) the aggregate principal amount of the Initial Term Loans and Revolving Loans borrowed hereunder on the Closing Date, (b) [reserved], (c) [reserved] and (d) the amount of such cash and rollover equity in the form of common equity (or, if applicable, any preferred equity) in the Parent, in each case, on the Closing Date; provided that (A) the amount of any such Indebtedness incurred to finance any OID or upfront fees in connection with the Transactions from the exercise of “market flex” under the Fee Letter will be excluded and (B) on the Closing Date, the Sponsor and/or its Affiliates will own or control, directly or indirectly, at least a majority of the

- 34 - voting Equity Interests of the Parent or otherwise directly or indirectly control the Parent immediately after consummation of the Acquisition on the Closing Date. “Equity Interests” means, with respect to any Person, all of the shares, interests, rights, participations or other equivalents (however designated) of capital stock of (or other ownership or profit interests or units in, including any limited or general partnership interest and any limited liability company membership interest) such Person and all of the warrants, options or other rights for the purchase, acquisition or exchange from such Person of any of the foregoing (including through convertible securities). “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder. “ERISA Affiliate” means any trade or business (whether or not incorporated) that together with any Loan Party is treated as a single employer within the meaning of Section 414 of the Code or Section 4001 of ERISA. For the avoidance of doubt, when any provision of this Agreement relates to a past event or period of time, the term “ERISA Affiliate” includes any Person who was, as to the time of such past event or period of time, an ERISA Affiliate within the meaning of the preceding sentence. “ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by any Loan Party or any of their respective ERISA Affiliates from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as a termination under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by any Loan Party or any of their respective ERISA Affiliates from a Multiemployer Plan, written notification of any Loan Party or any of their respective ERISA Affiliates concerning the imposition of Withdrawal Liability or written notification that a Multiemployer Plan is insolvent within the meaning of Title IV of ERISA; (d) the filing under Section 4041(c) of ERISA of a notice of intent to terminate a Pension Plan, the treatment of a Pension Plan or Multiemployer Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) the imposition of any liability under Title IV of ERISA, other than for the payment of plan contributions or PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Loan Party or any of their respective ERISA Affiliates; (f) the failure to satisfy the minimum funding standards (within the meaning of Section 412 of the Code or Section 302 of ERISA) with respect to any Pension Plan; (g) the application for a minimum funding waiver under Section 302(c) of ERISA with respect to a Pension Plan; (h) the imposition of a lien under Section 430(k) of the Code or Section 303(k) of ERISA with respect to any Pension Plan; or (i) a determination that any Pension Plan is in “at risk” status (within the meaning of Section 430(i) of the Code or Section 303(i) of ERISA). “Erroneous Payment” has the meaning specified in Section 10.17(a). “Erroneous Payment Deficiency Assignment” has the meaning specified in Section 10.17(d). “Erroneous Payment Impacted Class” has the meaning specified in Section 10.17(d). “Erroneous Payment Return Deficiency” has the meaning specified in Section 10.17(d). “Erroneous Payment Subrogation Rights” has the meaning specified in Section 10.17(d). “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

- 35 - “EU Treaty” means the Treaty on European Union. “Euro” and “€” mean the single currency of the Participating Member States introduced in accordance with the provisions of Article 109(i)4 of the EU Treaty. “Event of Default” has the meaning specified in Section 9.01. “Excess Cash Flow” means, for any period, an amount equal to the excess of: (a) the sum, without duplication, of: (i) Consolidated Net Income of the Borrowers and the Restricted Subsidiaries for such period, plus (ii) an amount equal to the amount of all non-cash charges (including depreciation and amortization) for such period to the extent deducted in arriving at such Consolidated Net Income, but excluding any such non-cash charges representing an accrual or reserve for potential cash items in any future period and excluding amortization of a prepaid cash item that was paid in a prior period, plus (iii) decreases in Consolidated Working Capital for such period (other than any such decreases arising from acquisitions or Dispositions by the Borrowers and the Restricted Subsidiaries completed during such period, the application of purchase accounting or the reclassification of items from short term to long term or vice versa), plus (iv) an amount equal to the aggregate net non-cash loss on Dispositions by the Borrowers and the Restricted Subsidiaries during such period (other than Dispositions in the ordinary course of business) to the extent deducted in arriving at such Consolidated Net Income, plus (v) the amount deducted as tax expense in determining Consolidated Net Income to the extent in excess of cash taxes paid in such period (including, without duplication, tax distributions pursuant to Section 7.06(h)(i)) and tax distribution reserves set aside or payable, plus (vi) cash receipts in respect of Hedge Agreements during such period to the extent not otherwise included in such Consolidated Net Income; over (b) the sum, without duplication, of: (i) an amount equal to the amount of all non-cash credits included in arriving at such Consolidated Net Income (but excluding any non-cash credit to the extent representing the reversal of an accrual or reserve described in clause (a)(ii) above) and cash charges excluded by virtue of clauses (a) through (l) (other than clause (g)) of the definition of “Consolidated Net Income”, plus (ii) without duplication of amounts deducted pursuant to clause (b)(xi) below or this clause (b)(ii) in prior periods, the amount of Capital Expenditures or acquisitions of intellectual property accrued or made in cash during such period to the extent not financed with the proceeds of Funded Debt, excluding, solely for purposes of Section

- 36 - 2.07(b)(i), all amounts described in Section 2.07(b)(i)(B)(5) to the extent such amounts reduce the repayment of Term Loans that would otherwise be required by Section 2.07(b)(i), plus (iii) the aggregate amount of all principal payments of Indebtedness (including the principal component of payments in respect of Capitalized Leases) of the Borrowers and the Restricted Subsidiaries to the extent such prepayments or repayments are not funded with the proceeds of Funded Debt, excluding (A) solely for purposes of Section 2.07(b)(i), all payments of Indebtedness described in Section 2.07(b)(i)(B)(1)-(4) to the extent such payments reduce the repayment of Term Loans that would otherwise be required by Section 2.07(b)(i), (B) all payments of Indebtedness pursuant to and in accordance with Section 7.09(a)(x)(A), and (C) any prepayment of revolving loans to the extent there is not an equivalent permanent reduction in commitments thereunder, plus (iv) an amount equal to the aggregate net non-cash gain on Dispositions by the Borrowers and the Restricted Subsidiaries during such period (other than Dispositions in the ordinary course of business) to the extent included in arriving at such Consolidated Net Income and the net cash loss on Dispositions to the extent otherwise added to arrive at Consolidated Net Income, plus (v) increases in Consolidated Working Capital for such period (other than any such increases arising from acquisitions or Dispositions by the Borrowers and the Restricted Subsidiaries completed during such period, the application of purchase accounting or the reclassification of items from short term to long term or vice versa), plus (vi) cash payments by the Borrowers and the Restricted Subsidiaries actually made during such period to the extent not financed with the proceeds of Funded Debt in respect of any purchase price holdbacks, earn-out obligations, long-term liabilities of the Borrowers and the Restricted Subsidiaries (other than Indebtedness) to the extent such payments are not expensed during such period or are not deducted in calculating Consolidated Net Income for such period (and so long as there has not been any reduction in respect of such payments in arriving at Consolidated Net Income for such fiscal year), plus (vii) without duplication of amounts deducted pursuant to clauses (viii) and (xi) below in prior periods, the amount of Permitted Investments (including costs and expenses related thereto) made during such period pursuant to Section 7.02) to the extent that such Permitted Investments were not financed with the proceeds of Funded Debt, excluding, solely for purposes of Section 2.07(b)(i), all amounts described in Section 2.07(b)(i)(B)(6) to the extent such amounts reduce the repayment of Term Loans that would otherwise be required by Section 2.07(b)(i), plus (viii) the amount of Restricted Payments actually paid (and permitted to be paid) during such period pursuant to Section 7.06 (excluding Sections 7.06(a), 7.06(c) and 7.06(s)(ii)) to the extent such Restricted Payments were not financed with the proceeds of Funded Debt or are not deducted in calculating Consolidated Net Income, excluding, solely for purposes of Section 2.07(b)(i), all amounts described in Section 2.07(b)(i)(B)(7) to the extent such amounts reduce the repayment of Term Loans that would otherwise be required by Section 2.07(b)(i), plus

- 37 - (ix) the aggregate amount of expenditures actually made by the Borrowers and the Restricted Subsidiaries to the extent not financed with the proceeds of Funded Debt during such period (including expenditures for the payment of financing fees) to the extent that such expenditures are not expensed during such fiscal year or are not deducted in calculating Consolidated Net Income (and so long as there has not been any reduction in respect of such expenditures in arriving at Consolidated Net Income for such period), plus (x) to the extent such were not deducted in calculating Consolidated Net Income for such period, the aggregate amount of any premium, make-whole or penalty payments actually paid in cash by Holdings, Holdings GP, the Borrowers and the Restricted Subsidiaries during such period that are made in connection with any prepayment of any principal of Indebtedness to the extent such prepayment of principal reduced Excess Cash Flow pursuant to clause (b)(iii) above or reduced the mandatory prepayment required by Section 2.07(b)(i), plus (xi) without duplication of amounts deducted from Excess Cash Flow in prior periods, the aggregate consideration required to be paid in cash by the Borrowers or any of the Restricted Subsidiaries pursuant to binding contracts, commitments, or binding purchase orders (to the extent not financed with the proceeds of Funded Debt, the “Contract Consideration”) entered into prior to or during such period relating to Permitted Acquisitions (or Investments similar to those made for Permitted Acquisitions), Capital Expenditures or acquisitions of intellectual property to be consummated; provided that, to the extent the aggregate amount actually utilized to finance such Permitted Acquisitions (or Investments similar to those made for Permitted Acquisitions), Capital Expenditures or acquisitions of intellectual property during any period is less than the Contract Consideration that reduced Excess Cash Flow for the prior period, the amount of such shortfall shall be added to the calculation of Excess Cash Flow for such period, plus (xii) the amount of cash taxes (including penalties and interest) paid or tax reserves set aside or payable (without duplication) in such period, to the extent they exceed the amount of tax expense deducted in calculating Consolidated Net Income for such period, plus (xiii) cash expenditures in respect of Hedge Agreements during such period to the extent not deducted in calculating Consolidated Net Income; provided that, at the option of the US Borrower, any item that meets the criteria of any sub-clause of this clause (b) after the end of the applicable period and prior to the applicable date of calculation of Excess Cash Flow for such period may, at the US Borrower’s option, be included in the applicable period, but not in any calculation pursuant to this clause (b) for the subsequent calculation period if such election is made. “Exchange Act” means the Securities Exchange Act of 1934, as amended. “Exchange Agent” means (a) the Administrative Agent or, (b) the Revolving Agent or (c) any other financial institution or advisor employed by the Borrowers (whether or not an Affiliate of the AdministrativeApplicable Agent), after consultation with the Administrative Agent and the Revolving Agent, to act as an arranger in connection with any Permitted Debt Exchange pursuant to Section 2.19; provided that the Borrower shall not designate the Administrative Agent or the Revolving Agent as the

- 38 - Exchange Agent without the written consent of the Administrative Agent or the Revolving Agent, as applicable (it being understood that the Administrative Agent and the Revolving Agent shall be under no obligation to agree to act as the Exchange Agent); provided, further, that neither the Borrowers nor any of their Affiliates may act as the Exchange Agent. “Exchange Rate” means, on any date with respect to any currency, the rate at which such currency may be exchanged into any other currency, as set forth at approximately 11:00 a.m., London time, on such date on the applicable Bloomberg page for such currency. In the event that such rate does not appear on any Bloomberg page, the Exchange Rate shall be determined by reference to such other publicly available service for displaying the exchange rates as may be selected by the Administrative Agent or the Revolving Agent, as applicable, or, in the event no such service is selected, such Exchange Rate shall instead be the arithmetic average of the spot rates of exchange of the Administrative Agent or the Revolving Agent, as applicable, in the market where its foreign currency exchange operations in respect of such currency are then being conducted, at or about 10:00 a.m., local time, on such date for the purchase of the relevant currency for delivery two Business Days later; provided that, if at the time of any such determination, for any reason no such spot rate is being quoted, the Administrative Agent or the Revolving Agent, as applicable, after consultation with the US Borrower, may use any reasonable method that it deems appropriate to determine such rate, and such determination shall be presumed correct absent manifest error. “Excluded Account” means each of the following Deposit Accounts and Securities Accounts of any Loan Party (and all cash, Cash Equivalents and other securities or investments credited thereto or deposited therein): (a) Deposit Accounts and Securities Accounts exclusively used for payroll, payroll taxes (to the extent amounts in such accounts are in respect of taxes owed and to be paid) and other employee and wage benefits, (b) each Deposit Account holding the cash constituting cash collateral in respect of letters of credit permitted to be issued pursuant to Section 7.03(u), (c) each local checking, savings or other demand deposit account maintained by any of the Loan Parties solely for purposes of operating a Store (each an “Excluded Store Account”), (d) any zero balance accounts so long as the Loan Parties shall ACH or wire transfer no less frequently than daily to a Blocked Account all amounts on deposit in each such zero balance account and (e) other Deposit Accounts and Securities Accounts, provided that the aggregate balance in such accounts at the end of any Business Day shall not exceed $200,000 per account and $1,000,000 in the aggregate. “Excluded Asset” means any asset that constitutes an “Excluded Asset” under any of the US Security Agreement, the Canadian Security Agreement or the Canadian Deed of Hypothec. “Excluded Equity Interests” has the meaning specified in the US Security Agreement or the Canadian Security Agreement, as applicable. “Excluded Incremental Term Loan” means any (a) Incremental Term Loans incurred in reliance on, or reclassified to, the Ratio Amount, (b) Incremental Term Loans incurred in connection with a Permitted Investment or Acquisition Transaction, (c) Incremental Term Loans in an original aggregate principal amount not to exceed the greater of (A) 50% of Closing Date EBITDA and (B) 50% of TTM Consolidated Adjusted EBITDA as of the applicable date of determination, (d) Incremental Term Loans with a scheduled maturity date more than eight years after the Closing Date, (e) Incremental Term Loans that are not a syndicated “term loan b” facility or (f) Incremental Term Loans that are not denominated in Dollars. “Excluded Subsidiary” means: (a) any Subsidiary that is not a wholly-owned Subsidiary of a Borrower or a Guarantor,

- 39 - (b) any Foreign Subsidiary of a Borrower or of any direct or indirect Domestic Subsidiary or Foreign Subsidiary, (c) any Subsidiary that is prohibited or restricted by applicable Law from providing a Guaranty or by a binding contractual obligation existing on the Closing Date or at the time of the acquisition of such Subsidiary (and not incurred in contemplation of the Closing Date or such acquisition) from providing a Guaranty (provided that such contractual obligation is not entered into by a Borrower or its Restricted Subsidiaries principally for the purpose of qualifying as an “Excluded Subsidiary” under this definition) or if such Guaranty would require governmental (including regulatory) or third party (other than Holdings, a Borrower or a Restricted Subsidiary) consent, approval, license or authorization, unless such consent, approval, license or authorization has been obtained, (d) any special purpose securitization vehicle (or similar entity), including any Securitization Subsidiary created pursuant to a transaction permitted under this Agreement, (e) any Subsidiary that is a not-for-profit organization, (f) any Captive Insurance Subsidiary, (g) any other Subsidiary with respect to which, as reasonably determined by the US Borrower in good faith and in consultation with the Administrative Agent, the cost or other consequences (including any material adverse tax consequences) of providing the Guaranty shall be excessive in view of the benefits to be obtained by the Lenders therefrom; provided that no Canadian Subsidiary shall constitute an Excluded Subsidiary pursuant to this clause (g) as a result of any such material adverse tax consequences under Section 956 of the Code, (h) any other Subsidiary to the extent the provision of a guaranty by such Subsidiary would result in material adverse tax consequences to Holdings (or any Parent Entity to the extent such material adverse tax consequences are related to its ownership of the Equity Interests in Holdings or the Borrowers and the Restricted Subsidiaries), a Borrower or any of the Restricted Subsidiaries as reasonably determined by the US Borrower in good faith in consultation with the Administrative Agent; provided that no Canadian Subsidiary shall constitute an Excluded Subsidiary pursuant to this clause (h) as a result of any such material adverse tax consequences under Section 956 of the Code; (i) any Unrestricted Subsidiary, and (j) any Immaterial Subsidiary; provided that the US Borrower, in its sole discretion (or in the case of any Foreign Subsidiary, with the consent of the Administrative Agent not to be unreasonably withheld), may cause any Restricted Subsidiary that qualifies as an Excluded Subsidiary under clauses (a) through (l) above to become a Guarantor in accordance with the definition thereof (subject to completion of any requested “know your customer” and similar requirements of the Administrative Agent) and thereafter such Subsidiary shall not constitute an “Excluded Subsidiary” (unless and until the US Borrower elects, in its sole discretion, to designate such Persons as an Excluded Subsidiary). “Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the

- 40 - Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to any keepwell, support or other agreement for the benefit of such Guarantor and any and all guarantees of such Guarantor’s Swap Obligations by other Loan Parties) at the time the Guaranty of such Guarantor, or a grant by such Guarantor of a security interest, becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or security interest is or becomes excluded in accordance with the first sentence of this definition. “Excluded Taxes” has the meaning specified in Section 3.01(a). “Existing Debt” means the (i) Existing First Lien Credit Agreement and (ii) Existing Second Lien Credit Agreement. “Existing First Lien Credit Agreement” means that certain First Lien Credit Agreement, dated as of May 28, 2019, among the US Borrower, TVI, Inc., the Canadian Borrower, Holdings, Holdings GP, Alter Domus Products Corp., as administrative agent and as collateral agent, and the lenders party thereto from time to time as amended, restated, supplemented or modified from time to time. “Existing Letter of Credit” means any letter of credit previously issued that (a) will remain outstanding on and after the Closing Date and (b) is listed on Schedule 1.01. “Existing Second Lien Credit Agreement” means that certain Second Lien Credit Agreement, dated as of May 28, 2019, among the US Borrower, TVI, Inc., Holdings, Holdings GP, Alter Domus Products Corp., as administrative agent and as collateral agent, and the lenders party thereto from time to time as amended, restated, supplemented or modified from time to time. “Extended Commitments” means, collectively, Extended Revolving Commitments and Extended Term Commitments. “Extended Loans” means, collectively, Extended Revolving Loans and Extended Term Loans. “Extended Revolving Commitments” means the Revolving Commitments held by an Extending Lender. “Extended Revolving Loans” means the Revolving Loans made pursuant to Extended Revolving Commitments. “Extended Term Commitments” means the Term Loan Commitments held by an Extending Lender. “Extended Term Loans” means the Term Loans made pursuant to Extended Term Commitments. “Extending Lender” means each Lender accepting an Extension Offer. “Extension” has the meaning specified in Section 2.18(a). “Extension Amendment” has the meaning specified in Section 2.18(b).

- 41 - “Extension Offer” has the meaning specified in Section 2.18(a). “Facility” means the Term Loans made by the Lenders to the Borrower pursuant to Section 2.01(a) (including the Initial Term Loans), the Revolving Loans, the Swing Line Loans, any Extended Term Loans, any Extended Revolving Commitments and Extended Revolving Loans, any Incremental Term Loans, any Refinancing Term Loans or any Refinancing Revolving Loans, as the context may require. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities implementing such Sections of the Code. “FCPA” means the United States Foreign Corrupt Practices Act of 1977, as amended or modified from time to time. “Federal Funds Rate” means, for any day, the rate calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depository institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate; provided, that if the Federal Funds Rate for any day is less than 0.00%, the Federal Funds Rate for such day will be deemed to be 0.00%. “Fee Letter” means the Amended and Restated Fee Letter, dated as of April 2, 2021, by and among the Parent, KCM, KKR Corporate Lending LLC, KLAS, Jefferies, Credit Suisse AG, CSLF and PNC, as amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof. “Financial Statements” means the audited consolidated balance sheets of the Parent as of December 31, 2020, the related consolidated statements of operations, changes in stockholders’ equity and cash flows for the Parent for the fiscal year then ended. “Financial Covenant” has the meaning specified in Section 9.01(e). “Financial Covenant Cross Default” has the meaning specified in Section 9.01(b). “Financial Covenant Event of Default” has the meaning specified in Section 9.01(b). “First Amendment” means that certain First Amendment to this Agreement, dated as of November 8, 2021, among Holdings, Holdings GP, the Borrowers, the other Guarantors party thereto, the Administrative Agent and the 2021 Incremental Term Loan Lenders. “First Amendment Effective Date” has the meaning specified in the First Amendment. “First Lien Net Leverage Ratio” means, with respect to any Test Period, the ratio of (a) Consolidated First Lien Net Debt outstanding as of the last day of such Test Period to (b) Consolidated Adjusted EBITDA of the Borrowers for such Test Period. “Fitch” means Fitch Ratings, Inc., and any successor thereto.

- 42 - “Fixed Incremental Amount” means, as of the date of measurement, the sum of: (a) the greater of (i) 100% of Closing Date EBITDA and (ii) 100% of TTM Consolidated Adjusted EBITDA as of the applicable date of determination, plus (b) the aggregate principal amount of any voluntary prepayments, redemptions and repurchases (including those made through (i) debt buybacks (whether or not offered to all lenders) and in the case of below-par repurchases in an amount equal to the discounted amount actually paid in cash in respect of such below-par repurchase and (ii) amounts paid pursuant to “yank-a-bank” provisions with credit given to the amount actually paid in cash, if acquired below par) of the Term Loans, or of other indebtedness secured on a pari passu basis with or senior to the Term Loans, in each case except to the extent such prepayments were funded with the proceeds of long-term indebtedness of a Loan Party (and in the case of any revolving commitments, as long as there is a permanent reduction in such commitments); plus (c) the principal amount of any permanent reduction in the aggregate Revolving Commitments as in effect the Closing Date (the amount in this clause (c) being solely the difference between (A) the aggregate Revolving Commitments as in effect on the Closing Date and (B) the aggregate Revolving Commitments after giving effect to such reduction); plus (d) the aggregate principal amount of Indebtedness permitted to be incurred under Section 7.03(y)(i); minus (e) without duplication of any amounts incurred in reliance on this definition, the sum of: (i) the aggregate amount of any Incremental Term Loans or Incremental Equivalent Debt incurred and then outstanding in reliance on the Fixed Incremental Amount, plus (ii) the aggregate principal amount of Indebtedness incurred and then outstanding under Section 7.03(y)(i). “Flood Insurance Certificate” means, with respect to each Mortgaged Property, a completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination. “Floor” means (a) with respect to the Initial Term Loans and the Revolving Loans, 0.75% per annum, and (b) all other Term Loans unless an alternate benchmark rate floor is specifically noted in the documentation with respect to such other Term Loans or such documentation with respect to such other Term Loans specifically provides that there will be no benchmark rate floor, 0.75% per annum. “Foreign Casualty Event” has the meaning specified in Section 2.07(b)(vi)(A). “Foreign Disposition” has the meaning specified in Section 2.07(b)(vi)(A). “Foreign Lender” has the meaning specified in Section 3.01(b). “Foreign Plan” means any material employee benefit plan, program or agreement maintained or contributed to by, or entered into with, Holdings or any Subsidiary of Holdings with respect to employees employed outside the United States (other than benefit plans, programs or agreements that are mandated by applicable Laws).

- 43 - “Foreign Subsidiary” means any direct or indirect Subsidiary of a Borrower that is not a Domestic Subsidiary. “Fourth Amendment” means that certain Fourth Amendment to this Agreement, dated as of June 27, 2024, among Holdings, Holdings GP, the Borrowers, the other Guarantors party thereto, the Administrative Agent, the Revolving Agent, Lenders party thereto and the 2024 Incremental Revolving Loan Lenders party thereto. “Fourth Amendment Effective Date” has the meaning specified in the Fourth Amendment. “Fourth Amendment Fee Letters” means each of the (i) 2024 Incremental Revolving Lenders Fee Letter and (ii) Revolving Agent Fee Letter. “FRB” means the Board of Governors of the Federal Reserve System of the United States. “Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to the Issuing Banks, such Defaulting Lender’s Pro Rata Share of the outstanding Letters of Credit Obligations other than such Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof and (b) with respect to the Swing Line Lender, such Defaulting Lender’s Pro Rata Share of the outstanding Obligations with respect to Swing Line Loans extended by the Swing Line Lender other than such Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof. “Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course. “Funded Debt” means all Indebtedness of the Borrowers and the Restricted Subsidiaries for borrowed money that matures more than one year from the date of its creation or matures within one year from such date that is renewable or extendable, at the option of such Person, to a date more than one year from such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year from such date, including Indebtedness in respect of the Loans. “GAAP” means generally accepted accounting principles in the United States, as in effect from time to time; provided, however, that if the US Borrower notifies the Administrative Agent that the US Borrower requests an amendment to any provision of a Loan Document to eliminate the effect of any change occurring after the Closing Date in GAAP or in the application thereof (including through the adoption of IFRS) (any such change, an “Accounting Change”)) on the operation of such provision (or if the Administrative Agent notifies the US Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof (including through the adoption of IFRS), then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. “General Asset Sale Basket” has the meaning specified in Section 7.05(j). “Global Intercompany Note” means a promissory note substantially in the form of Exhibit H executed by Holdings, Holdings GP, the Borrowers and, to the extent required under Section 7.03(e) or clause (6) of the proviso of the definition of Indebtedness, other Restricted Subsidiaries.

- 44 - “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state, provincial, territorial or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). “Grant Event” means the occurrence of any of the following: (a) the formation or acquisition by a Loan Party of a new wholly-owned Subsidiary (other than an Excluded Subsidiary); (b) the designation in accordance with Section 6.13 of a wholly-owned Subsidiary (other than an Excluded Subsidiary) of any Loan Party as a Restricted Subsidiary; (c) any Person becoming a wholly-owned Subsidiary (other than an Excluded Subsidiary); or (d) any wholly-owned Restricted Subsidiary of a Loan Party ceasing to be an Excluded Subsidiary. “Granting Lender” has the meaning specified in Section 11.07(g). “Guarantee” means, as to any Person, without duplication, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other monetary obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other monetary obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other monetary obligation of the payment or performance of such Indebtedness or other monetary obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other monetary obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other monetary obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other monetary obligation of any other Person, whether or not such Indebtedness or other monetary obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien); provided that the term “Guarantee” shall not include endorsements for collection or deposit, in either case in the ordinary course of business, or customary and reasonable indemnity obligations in effect on the Closing Date or entered into in connection with any acquisition or disposition of assets permitted under this Agreement (other than such obligations with respect to Indebtedness). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning. “Guarantors” means Holdings, Holdings GP and each Restricted Subsidiary that executed a counterpart to the Guaranty (or a joinder thereto) on the Closing Date or thereafter pursuant to Section 6.11, in each case, other than any Excluded Subsidiaries.

- 45 - “Guaranty” means (a) the guaranty made by Holdings, Holdings GP and the other Guarantors from time to time party thereto in favor of the Administrative Agent on behalf of the Secured Parties substantially in the form of Exhibit E and (b) each other guaranty and guaranty supplement delivered pursuant to Section 6.11. “Hazardous Materials” means any hazardous or toxic chemicals, materials, substances or waste which is listed, classified or regulated by any Governmental Authority as “hazardous substances,” “hazardous wastes,” “hazardous materials,” “extremely hazardous wastes,” “restricted hazardous wastes,” “toxic substances,” “toxic wastes,” “contaminants” or “pollutants,” or words of similar import, under any Environmental Law, including petroleum or petroleum products (including gasoline, crude oil or any fraction thereof), asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas and urea formaldehyde. “Hedge Agreement” means any agreement with respect to (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement, including any such obligations or liabilities under any such master agreement. “Hedge Bank” means any Person that is an Agent, a Lender, a Lead Arranger or an Affiliate of any of the foregoing on the Closing Date (with respect to any Secured Hedge Agreement entered into on or prior to the Closing Date) or at the time it enters into a Secured Hedge Agreement, in its capacity as a party thereto, whether or not such Person subsequently ceases to be an Agent, a Lender, a Lead Arranger or an Affiliate of any of the foregoing; provided, at the time of entering into a Secured Hedge Agreement, no Hedge Bank shall be a Defaulting Lender. “Holdings” has the meaning specified in the preliminary statements to this Agreement, together with any Successor Holdings permitted hereunder. “Holdings GP” has the meaning specified in the preliminary statements to this Agreement, together with any Successor Holdings GP permitted hereunder. “Hypothecary Representative” has the meaning specified in Section 10.01(c). “ICE LIBOR” means the London Interbank Offered Rate set by ICE Benchmark Administration Limited. “IFRS” means International Financial Reporting Standards and applicable accounting requirements set by the International Accounting Standards Board or any successor thereto (or the Financial Accounting Standards Board, the Accounting Principles Board of the American Institute of Certified Public Accountants, or any successor to either such Board, or the SEC, as the case may be), as in effect from time to time.

- 46 - “Immaterial Subsidiary” means any Restricted Subsidiary of a Borrower other than a Material Subsidiary. “Incremental Amendment” has the meaning specified in Section 2.16(e). “Incremental Amount” has the meaning specified in Section 2.16(c). “Incremental Equivalent Debt” means Indebtedness; provided that at the time of incurrence thereof: (a) the aggregate principal amount of all Incremental Equivalent Debt on any date such Indebtedness is incurred (or commitments with respect thereto are made) shall not, together with any Incremental Revolving Facilities and/or Incremental Term Facilities then outstanding, exceed the Incremental Amount; (b) any Incremental Equivalent Debt that is term Indebtedness shall not mature prior to the Latest Maturity Date of, and shall not have a Weighted Average Life to Maturity shorter than the remaining Weighted Average Life to Maturity of, the Initial Term Loans, provided that this clause (b) shall not apply to the incurrence of any such Indebtedness pursuant to the Inside Maturity Exception; (c) except for Indebtedness incurred pursuant to the Inside Maturity Exception, any mandatory prepayments of any Incremental Equivalent Debt that is term Indebtedness: (i) that is Pari Passu Lien Debt shall be made on a pro rata basis or less than pro rata basis with any corresponding mandatory prepayment of the Initial Term Loans (but not on a greater than pro rata basis, except for (A) any repayment of such Incremental Equivalent Debt at maturity and (B) any greater than pro rata repayment of such Incremental Equivalent Debt with the proceeds of a Permitted Refinancing thereof); and (ii) that comprises Junior Lien Debt or Indebtedness that is not secured by a Lien on all or any portion of the Collateral may not be made unless, to the extent required hereunder, such prepayments are first made or offered to the Loans on a pro rata basis; (d) a Debt Representative acting on behalf of the holders of such Incremental Equivalent Debt has become party to, or is otherwise subject to the provisions of, (A) if such Incremental Equivalent Debt is Pari Passu Lien Debt, an Equal Priority Intercreditor Agreement or (B) if such Incremental Equivalent Debt is Junior Lien Debt, a Junior Lien Intercreditor Agreement; (e) such Indebtedness permitted hereunder is not contractually subordinated or junior in right of payment to the Obligations in respect of the Revolving Facility (including, without limitation, by virtue of operation of a “waterfall” provision, “first-in” or “last-out” provision, or any similar provision) (it being understood and agreed that Indebtedness shall not be considered contractually subordinated or junior in right of payment solely because it is unsecured or secured by Liens junior in priority to the Liens securing other Indebtedness) and senior in right of payment (contractually or otherwise) to the Initial Term Loans (including, without limitation, by virtue of operation of a “waterfall” provision, “first-in” or “last-out” provision, or any similar provision);

- 47 - (f) if such Indebtedness is Pari Passu Lien Debt in respect of which a Loan Party is an obligor, (a) unless otherwise consented to by the Required Lenders and the Required Revolving Lenders, payments in respect of such Indebtedness are subject to the Priority Waterfall or another agreement with substantially equivalent provisions and (b) such Indebtedness shall be term Indebtedness; and (g) Incremental Equivalent Debt may be guaranteed solely by the Loan Parties (or Persons that become Loan Parties substantially concurrently with the incurrence of such Incremental Equivalent Debt). Incremental Equivalent Debt will be deemed to include any Registered Equivalent Notes issued in exchange therefor. “Incremental Facility” has the meaning specified in Section 2.16(a). “Incremental Loans” has the meaning specified in Section 2.16(a). “Incremental Revolving Facilities” has the meaning specified in Section 2.16(a). “Incremental Revolving Facility Lender” has the meaning specified in Section 2.16(i). “Incremental Revolving Loans” has the meaning specified in Section 2.16(a). “Incremental Term Facilities” has the meaning specified in Section 2.16(a). “Incremental Term Loan Commitment” means the commitment of a Lender to make or otherwise fund an Incremental Term Loan and “Incremental Term Loan Commitments” means such commitments of all Lenders in the aggregate. “Incremental Term Loan Exposure” means, with respect to any Lender, as of any date of determination, the outstanding principal amount of the Incremental Term Loans of such Lender; provided, at any time prior to the making of the Incremental Term Loans, the Incremental Term Loan Exposure of any Lender shall be equal to such Lender’s Incremental Term Loan Commitment. “Incremental Term Loans” has the meaning specified in Section 2.16(a). “Indebtedness” means, with respect to any Person, without duplication, (a) any indebtedness (including principal or premium) of such Person in respect of borrowed money; any indebtedness evidenced by bonds, notes, debentures, loan agreements or similar instruments; letters of credit and banker’s acceptances (or, without double counting, reimbursement agreements in respect thereof); Capitalized Lease Obligations; the balance deferred and unpaid of the purchase price of any property to the extent the same would be required to be shown as a liability on the balance sheet of such Person prepared in accordance with GAAP; (b) (i) to the extent not otherwise included, any Guarantee by such Person of the obligations of the type referred to in clause (a) of another Person (whether or not such items would appear upon the balance sheet of such obligor or guarantor), other than by endorsement of negotiable instruments for collection in the ordinary course of business and (ii) to the extent not otherwise included, the obligations of the type referred to in clause (a) of another Person secured by a Lien on any property owned by such Person, whether or not such obligations are assumed by

- 48 - such Person and whether or not such obligations would appear upon the balance sheet of such Person; provided that the amount of such Indebtedness for purposes of this clause (ii) will be the lesser of the fair market value of such property at such date of determination and the amount of Indebtedness so secured; (c) net obligations of such Person under any Hedge Agreement to the extent such obligations would appear as a net liability on a balance sheet of such Person (other than in the footnotes) prepared in accordance with GAAP; and (d) all obligations of such Person in respect of Disqualified Equity Interests; provided that, notwithstanding the foregoing, Indebtedness will be deemed not to include indebtedness, guarantees or obligations that are (1) contingent obligations incurred in the ordinary course of business unless and until such obligations are non-contingent, (2) trade payables, (3) customary purchase money obligations incurred in the ordinary course, (4) earn outs, purchase price holdbacks or similar obligations, in each case, until such obligations become a liability on the balance sheet of such Person in accordance with GAAP, (5) intercompany liabilities arising in the ordinary course of business constituting Short Term Advances, (6) loans and advances made by Loan Parties having a term not exceeding 364 days (inclusive of any roll over or extension of terms) (such loans and advances, “Short Term Advances”); provided that such advances are subject to the Global Intercompany Note and (7) Indebtedness of any direct or indirect Parent Entity appearing on the balance sheet of such Person solely by reason of push down accounting under GAAP. The amount of any net obligation under any Hedge Agreement on any date shall be deemed to be the Swap Termination Value thereof as of such date. “Indemnified Liabilities” has the meaning specified in Section 11.05. “Indemnitees” has the meaning specified in Section 11.05. “Independent Financial Advisor” means an accounting, appraisal, investment banking firm or consultant of nationally recognized standing that is, in the good faith judgment of the US Borrower, qualified to perform the task for which it has been engaged and that is independent of the Borrowers and their Affiliates. “Information” has the meaning specified in Section 11.08. “Initial Term Loan Commitment” means, as to each Lender, its obligation to make an Initial Term Loan to the Borrowers hereunder on the Closing Date, expressed as an amount representing the maximum principal amount of the Initial Term Loans to be made by such Lender under this Agreement, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to an Assignment and Assumption. The initial amount of each Lender’s Initial Term Loan Commitment is set forth on Schedule 2.01 under the caption “Initial Term Loan Commitment”. The aggregate amount of the Initial Term Loan Commitments is $600,000,000. “Initial Term Loans” has the meaning assigned to such term in Section 2.01(a). “Inside Maturity Exception” means Indebtedness consisting of any combination of Incremental Term Facilities, Incremental Equivalent Debt, Permitted Ratio Debt or Indebtedness incurred (and, for the avoidance of doubt, not assumed) pursuant to Section 7.03(l)(iii) and any Permitted Refinancing of the foregoing that is designated by the US Borrower as being incurred pursuant to this provision; provided that such Indebtedness constitutes bridge financings, escrow or other similar arrangements, the terms of which

- 49 - provide for automatic extension of the maturity date thereof, subject to customary conditions, to a date that is not earlier than the latest maturity date of the Initial Term Loans. “Intellectual Property” has the meaning specified in the US Security Agreement or the Canadian Security Agreement, as applicable. “Intellectual Property Security Agreements” has the meaning specified in the US Security Agreement or the Canadian Security Agreement, as applicable. “Intercompany Indebtedness” means Indebtedness by and among Holdings, Holdings GP, the Borrowers and any Restricted Subsidiary. “Intercreditor Agreements” means any Junior Lien Intercreditor Agreement, any Equal Priority Intercreditor Agreement and any other intercreditor agreement governing lien priority, in each case that may be executed by the Collateral Agent from time to time. “Interest Coverage Ratio” means, as of any date, the ratio of (a) Consolidated Adjusted EBITDA to (b) Consolidated Interest Expense, in each case for the Test Period as of such date. “Interest Payment Date” means, (a) as to any Term SOFR Loan or CDORTerm CORRA Rate Loan, the last Business Day of each Interest Period applicable to such Term SOFR Loan or CDORTerm CORRA Rate Loan, as applicable, and the applicable Maturity Date; provided that if any Interest Period for a Term SOFR Loan or a CDORTerm CORRA Rate Loan exceeds three months, the respective dates (which shall be a Business Day) that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates, (b) as to any Base Rate Loan or Canadian Prime Rate Loan (including a Swing Line Loan), the last Business Day of each fiscal quarter and the applicable Maturity Date and (c) to the extent necessary to create a fungible tranche of Term Loans, the date of the incurrence of any Incremental Term Loans. In addition, the Third Amendment Effective Date shall constitute an Interest Payment Date with respect to accrued and unpaid interest on all Term Loans (as such term would be defined prior to giving effect to the Third Amendment) up to but excluding the Third Amendment Effective Date (the “Third Amendment Accrued Interest”). “Interest Period” means, as to each Term SOFR Loan or CDORTerm CORRA Rate Loan, the period commencing on the date such Term SOFR Loan or CDORTerm CORRA Rate Loan is disbursed or converted to or continued as a Term SOFR Loan or CDORTerm CORRA Rate Loan and ending on the date that is one, or three ormonths or, solely with respect to a Term SOFR Loan, six months thereafter, or with respect to CDOR Rate Loan only, to the extent consented to by each applicable Lender, twelve months (or such period of more or less than one month as may be consented to by each applicable Lender), as selected by the US Borrower in its Committed Loan Notice; provided that: (a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the immediately preceding Business Day; (b) any Interest Period (other than an Interest Period having a duration of less than one month) that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and (c) no Interest Period shall extend beyond the applicable Maturity Date.

- 50 - “Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, by means of: (a) the purchase or other acquisition (including by merger, amalgamation or otherwise) of Equity Interests or debt or other securities of another Person; (b) a loan, advance or capital contribution to, Guarantee or assumption of Indebtedness of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person, but excluding any Short Term Advances; or (c) the purchase or other acquisition (in one transaction or a series of transactions, including by merger, amalgamation or otherwise) of all or substantially all of the property and assets or business of another Person or assets constituting a business unit, line of business or division of another Person; provided that the following shall not constitute an Investment: (i) intercompany advances between and among the Borrowers and the Restricted Subsidiaries relating to their cash management, tax and accounting operations in the ordinary course of business and (ii) intercompany loans, advances or Indebtedness between and among the Borrowers and the Restricted Subsidiaries having a term not exceeding 364 days and made in the ordinary course of business. “Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, or an equivalent rating by any other nationally recognized statistical rating agency selected by the US Borrower, in each case regardless of credit watch or outlook. “IRS” means Internal Revenue Service of the United States. “Issuance Notice” means an Issuance Notice in respect of letters of credit substantially in the form of Exhibit A-2. “Issuing Bank” means PNC, as an Issuing Bank hereunder, together with its permitted successors and assigns in such capacity, and any other Revolving Lender that becomes an Issuing Bank in accordance with Section 2.04(k) or (m). Any Issuing Bank may cause Letters of Credit to be issued by an Affiliate of such Issuing Bank or by another financial institution designated by such Issuing Bank, and all Letters of Credit issued by any such Affiliate or any such designated financial institution shall be treated as being issued by such Issuing Bank for all purposes under the Loan Documents. “Jefferies” has the meaning specified in the introductory paragraph to this Agreement. “Joint Bookrunners” means KCM, Jefferies, PNC and CSLC. “Joint Venture” means (a) any Person which would constitute an “equity method investee” of a Borrower or any of the Restricted Subsidiaries and (b) any Person in whom a Borrower or any of the Restricted Subsidiaries beneficially owns any Equity Interest that is not a Restricted Subsidiary (other than an Unrestricted Subsidiary). “Joint Venture Investments” means Investments in any Joint Venture in an aggregate amount not to exceed the greater of (a) 25% of Closing Date EBITDA and (b) 25% of TTM Consolidated Adjusted EBITDA as of the applicable date of determination.

- 51 - “Junior Financing” means any Material Indebtedness (with clause (d) of the proviso in the definition thereof being deemed to be limited to Intercompany Indebtedness) that is (a) contractually subordinated in right of payment to the Obligations expressly by its terms, (b) Junior Lien Debt or (c) unsecured and incurred in reliance on a leverage-based basket in Section 7.03. “Junior Financing Documentation” means any documentation governing any Junior Financing. “Junior Lien Debt” means any Indebtedness that is secured by a Lien on all or any portion of the Collateral that has a priority that is contractually junior to the Lien on such Collateral that secure the Obligations. “Junior Lien Intercreditor Agreement” means an intercreditor agreement, substantially in the form attached hereto as Exhibit K-1 (as the same may be modified in a manner satisfactory to the Administrative Agent, the Collateral Agent and the Borrowers), or, if requested by the providers of Indebtedness permitted hereunder to be Junior Lien Debt, another lien subordination arrangement reasonably satisfactory to the Administrative Agent, the Collateral Agent and the Borrowers, in each case as amended, restated, amended and restated, modified or supplemented from time to time in accordance with the terms hereof and thereof. Upon the request of the US Borrower, the Administrative Agent and the Collateral Agent will execute and deliver a Junior Lien Intercreditor Agreement with one or more Debt Representatives for secured Indebtedness that is permitted to be incurred hereunder as Junior Lien Debt; provided that the US Borrower shall not make such request unless such Indebtedness and related Liens are permitted by (including with respect to priority) the Loan Documents. “KCM” has the meaning specified in the introductory paragraph to this Agreement. “KLAS” has the meaning specified in the introductory paragraph to this Agreement. “L/C Fee” has the meaning specified in Section 2.11(b)(ii). “Latest Maturity Date” means, at any date of determination, the latest maturity or expiration date applicable to any Loan or Commitment hereunder at such time, including the latest maturity or expiration date of any Incremental Loan, any Refinancing Term Loan, any Refinancing Revolving Loan, any Extended Term Loan or any Extended Revolving Loan, in each case as extended in accordance with this Agreement from time to time. “Laws” means, collectively, all international, foreign, federal, state, provincial, territorial and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities and executive orders, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority. “LCA Election” has the meaning specified in Section 1.08(g). “LCA Test Date” has the meaning specified in Section 1.08(g). “Lead Arrangers” means KCM, Jefferies, PNC and CSLF. “Lender” has the meaning specified in the introductory paragraph to this Agreement (and, for the avoidance of doubt, includes each Revolving Lender and each Term Loan Lender), and their respective successors and assigns as permitted hereunder, each of which is referred to herein as a “Lender.” Each

- 52 - Additional Lender shall be a Lender to the extent any such Person has executed and delivered a Refinancing Amendment or an Incremental Amendment, as the case may be, and to the extent such Refinancing Amendment or Incremental Amendment shall have become effective in accordance with the terms hereof and thereof, and each Extending Lender shall continue to be a Lender. As of the Closing Date, Schedule 2.01 sets forth the name of each Lender. Unless the context otherwise requires, the term “Lenders” includes the Issuing Banks and the Swing Line Lender. “Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the US Borrower, the Revolving Agent and/or the Administrative Agent, as applicable. “Letter of Credit” means a letter of credit issued or to be issued (or, in the case of an Existing Letter of Credit, deemed to be issued) by any Issuing Bank pursuant to this Agreement, which letter of credit shall be (a) a standby letter of credit or (b) solely to the extent agreed by the applicable Issuing Bank in its sole discretion, a commercial or “trade” letter of credit. “Letter of Credit Advance” means, as to any Revolving Lender, such Lender’s funding of its participation in any Letter of Credit Borrowing in accordance with its Pro Rata Share. “Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the applicable Issuing Bank, together with an Issuance Notice. “Letter of Credit Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit that has not been reimbursed by the US Borrower on the date when made or refinanced as a Revolving Loan Borrowing. “Letter of Credit Documents” means, as to any Letter of Credit, each Letter of Credit Application and any other document, agreement and instrument entered into by the applicable Issuing Bank and the US Borrower or in favor of such Issuing Bank and relating to such Letter of Credit. “Letter of Credit Expiration Date” means the day that is five Business Days prior to the Revolving Commitment Maturity Date (or, if such day is not a Business Day, the immediately preceding Business Day). “Letter of Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or the extension of the expiry date thereof, or the renewal or increase of the amount thereof. “Letter of Credit Obligations” means, at any time, the aggregate of all liabilities at such time of any Loan Party to each Issuing Bank with respect to Letters of Credit, whether or not any such liability is contingent, including, without duplication, the sum of (a) the Reimbursement Obligations at such time and (b) the maximum aggregate amount which is, or at any time thereafter may become, available for drawing under all Letters of Credit then outstanding. “Letter of Credit Percentage” means, (a) initially with respect to PNC, 100.00% (as may be reduced to reflect any percentage allocated to another Issuing Bank pursuant to the immediately succeeding clause (b)) and (b) from time to time after the Closing Date with respect to any other Issuing Bank, a percentage to be agreed between the US Borrower and such Issuing Bank. “Letter of Credit Sublimit” means the greater of (a) $60,000,000 and (b) such higher amount as the US Borrower, the Revolving Lenders and the applicable Issuing Bank(s) may from time to time agree.

- 53 - “Letter of Credit Usage” means, as of any date of determination, the sum of (a) the maximum aggregate amount which is, or at any time thereafter may become, available for drawing under all Letters of Credit then outstanding and (b) the aggregate amount of all Reimbursement Obligations outstanding at such time. “Lien” means any mortgage, pledge, hypothec, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any Capitalized Lease having substantially the same economic effect as any of the foregoing); provided that in no event shall an operating lease or a precautionary UCC-1 or PPSA filing in respect thereof in and of itself be deemed a Lien. “Limited Condition Acquisition” means any Permitted Investment by a Borrower or one or more of the Restricted Subsidiaries whose consummation is not conditioned on the availability of, or on obtaining, third party financing. “Loan” means a Term Loan, a Revolving Loan and a Swing Line Loan made by a Lender to a Borrower under Article II (including Section 2.16). “Loan Documents” means, collectively, (a) this Agreement, (b) the Notes, (c) any Refinancing Amendment, Incremental Amendment or Extension Amendment, (d) the Guaranty, (e) the Collateral Documents (f) any Intercreditor Agreements required to be entered into pursuant to the terms of this Agreement, (g) the Global Intercompany Note, (h) the Agency Fee Letter and, (i) the Fourth Amendment Fee Letters and (j) any other document or agreement designated as such by the US Borrower, the Revolving Agent and the Administrative Agent. “Loan Parties” means, collectively, the Borrowers and the Guarantors. “Management Stockholders” means (a) any Company Person who is an investor in the Parent or any other Parent Entity, (b) family members of any of the individuals identified in the foregoing clause (a), (c) trusts, partnerships or limited liability companies for the benefit of any of the individuals identified in the foregoing clause (a) or (b), and (d) heirs, executors, estates, successors and legal representatives of the individuals identified in the foregoing clause (a) or (b). “Margin Stock” has the meaning set forth in Regulation U. “Market Capitalization” means an amount equal to (i) the total number of issued and outstanding shares of common stock of the Borrower or any Parent Entity on the date of the declaration of a Restricted Payment permitted pursuant Section 7.06(j) multiplied by (ii) the arithmetic mean of the closing prices per share of such common stock on the principal securities exchange on which such common stock are traded for the 30 consecutive trading days immediately preceding the date of declaration of such Restricted Payment.” “Material Adverse Effect” means any event, circumstance or condition that has had a materially adverse effect on (a) the business, operations, assets, liabilities (actual or contingent) or financial condition of the Borrowers and the Restricted Subsidiaries, taken as a whole, (b) the ability of the Loan Parties (taken as a whole) to perform their respective payment obligations under any Loan Document to which any of the Loan Parties is a party or (c) the rights and remedies of the Collateral Agent, the Revolving Agent or the Administrative Agent under any Loan Document.

- 54 - “Material Domestic Subsidiary” means, as of the Closing Date and thereafter at any date of determination, each Domestic Subsidiary of a Borrower that is a Restricted Subsidiary (a) whose total assets at the last day of the most recent Test Period (when taken together with the total assets of the Restricted Subsidiaries of such Domestic Subsidiary at the last day of the most recent Test Period) were equal to or greater than 3.5% of the consolidated total assets of the Borrowers and the Restricted Subsidiaries as of the last day of such Test Period, in each case determined in accordance with GAAP or (b) whose revenues for such Test Period (when taken together with the revenues of the Restricted Subsidiaries of such Domestic Subsidiary for such Test Period) were equal to or greater than 3.5% of the consolidated revenues of the Borrowers and the Restricted Subsidiaries for such Test Period, in each case determined in accordance with GAAP; provided that if, at any time and from time to time after the date which is 30 days after the Closing Date (or such longer period as the Administrative Agent may agree in its sole discretion), Domestic Subsidiaries that are not Guarantors solely because they do not meet the thresholds set forth in clause (a) or (b) comprise in the aggregate more than (when taken together with the total assets of the Restricted Subsidiaries of such Domestic Subsidiaries at the last day of the most recent Test Period) 7.5% of the total consolidated assets of the Borrowers and the Restricted Subsidiaries that are Domestic Subsidiaries as of the end of the most recently ended Test Period or more than (when taken together with the revenues of the Restricted Subsidiaries of such Domestic Subsidiaries for such Test Period) 7.5% of the consolidated revenues of the Borrowers and the Restricted Subsidiaries that are Domestic Subsidiaries for such Test Period (or, in each case, on any date when re-designated as an Excluded Subsidiary pursuant to paragraph (l) of the definition of “Excluded Subsidiary”), then the Borrowers shall, not later than sixty days after the date by which financial statements for such Test Period were required to be delivered pursuant to this Agreement or on the date of such re-designation (as applicable) (or in each case such longer period as the Administrative Agent may agree in its reasonable discretion), (i) designate in writing to the Administrative Agent one or more of such Domestic Subsidiaries as “Material Domestic Subsidiaries” to the extent required such that the foregoing condition ceases to be true and (ii) comply with the provisions of Section 6.11 with respect to any such Subsidiaries. “Material Foreign Subsidiary” means, as of the Closing Date and thereafter at any date of determination, each Foreign Subsidiary of a Borrower that is a Restricted Subsidiary (a) whose total assets at the last day of the most recent Test Period (when taken together with the total assets of the Restricted Subsidiaries of such Foreign Subsidiary at the last day of the most recent Test Period) were equal to or greater than 3.5% of the consolidated total assets of the Borrowers and the Restricted Subsidiaries as of the last day of such Test Period, in each case determined in accordance with GAAP or (b) whose revenues for such Test Period (when taken together with the revenues of the Restricted Subsidiaries of such Foreign Subsidiary for such Test Period) were equal to or greater than 3.5% of the consolidated revenues of the Borrowers and the Restricted Subsidiaries for such Test Period, in each case determined in accordance with GAAP; provided that if, at any time and from time to time after the date which is 30 days after the Closing Date (or such longer period as the Administrative Agent may agree in its sole discretion), Foreign Subsidiaries that are not Material Foreign Subsidiaries comprise in the aggregate more than (when taken together with the total assets of the Restricted Subsidiaries of such Foreign Subsidiaries at the last day of the most recent Test Period) 7.5% of the total consolidated assets of the Borrowers and the Restricted Subsidiaries that are Foreign Subsidiaries as of the end of the most recently ended Test Period or more than (when taken together with the revenues of the Restricted Subsidiaries of such Foreign Subsidiaries for such Test Period) 7.5% of the consolidated revenues of the Borrowers and the Restricted Subsidiaries that are Foreign Subsidiaries for such Test Period (or, in each case, on any date when re-designated as an Excluded Subsidiary pursuant to paragraph (l) of the definition of “Excluded Subsidiary”), then the Borrowers shall, not later than sixty days after the date by which financial statements for such Test Period were required to be delivered pursuant to this Agreement or on the date of such re-designation (as applicable) (or in each case such longer period as the Administrative Agent may agree in its reasonable discretion), designate in writing to the Administrative Agent one or more of such Foreign Subsidiaries as “Material Foreign Subsidiaries” to the extent required such that the foregoing condition ceases to be true.

- 55 - “Material Indebtedness” means, as of any date, Indebtedness for borrowed money on such date of any Loan Party in an aggregate principal amount exceeding the Threshold Amount; provided that in no event shall any of the following be Material Indebtedness (a) Indebtedness under a Loan Document, (b) obligations in respect of a Qualified Securitization Financing, (c) Capitalized Lease Obligations, (d) Indebtedness held by a Loan Party or any Indebtedness held by an Affiliate of a Loan Party and (e) Indebtedness under Hedge Agreements. “Material Real Property” means any real property owned in fee by a Borrower or any Restricted Subsidiary that is a Loan Party (or owned by any Person required to become a Loan Party hereunder) (a) with a fair market value (as conclusively determined by the US Borrower in good faith absent manifest error) in excess of the greater of (x) 10% of Closing Date EBITDA and (y) 10% of TTM Consolidated Adjusted EBITDA and (b) not located in an area determined by the Federal Emergency Management Agency (or any successor agency) to be located in a special flood hazard area. “Material Subsidiary” means any Material Domestic Subsidiary or any Material Foreign Subsidiary. “Maturity Date” means: (a) with respect to the Initial Term Loans that have not been extended pursuant to Section 2.18, the date that is the earlier of (i) seven years after the Closing Date and (ii) the date such Term Loans are declared due and payable pursuant to Section 9.02, (b) with respect to the Revolving Loans, the date that is the earlier of (i) fivesix years after the Closing Date and (ii) the date Revolving Loans are declared due and payable pursuant to Section 9.02, (c) with respect to any tranche of Extended Term Loans and/or Extended Revolving Commitments, the earlier of (i) the final maturity date as specified in the applicable Extension Amendment and (ii) the date such tranche of Extended Term Loans and/or Extended Revolving Commitments are terminated and/or declared due and payable pursuant to Section 9.02, (d) with respect to any Refinancing Term Loans or Refinancing Revolving Loans, the earlier of (i) the final maturity date as specified in the applicable Refinancing Amendment and (ii) the date such Refinancing Term Loans or Refinancing Revolving Loans are declared due and payable pursuant to Section 9.02, and (e) with respect to any Incremental Term Loans, the earlier of (i) the final maturity date as specified in the applicable Incremental Amendment and (ii) the date such Incremental Term Loans are declared due and payable pursuant to Section 9.02; provided, in each case, that if such day is not a Business Day, the applicable Maturity Date shall be the Business Day immediately preceding such day. “Maximum Rate” has the meaning specified in Section 11.10. “Minimum Collateral Amount” means, at any time, (a) with respect to Cash Collateral consisting of cash or deposit account balances, an amount equal to 103% of the Fronting Exposure of the Issuing Banks with respect to Letters of Credit issued and outstanding at such time, (b) with respect to Cash Collateral consisting of cash or deposit account balances, an amount equal to 103% of the Fronting Exposure of the Swing Line Lender with respect to Swing Line Loans outstanding at such time and

- 56 - (c) otherwise, an amount determined by the AdministrativeRevolving Agent and the Issuing Banks or the Swing Line Lender, as the case may be, in their sole discretion. “Minimum Equity Contribution” has the meaning specified in the definition of “Equity Contribution.” “Minimum Tender Condition” has the meaning specified in Section 2.19(b). “Minority Investment” means any Person other than a Subsidiary in which a Borrower or any Restricted Subsidiary owns any Equity Interests. “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto. “Mortgage Policy” and/or “Mortgage Policies” means a loan policy, or pro forma loan policy accompanied by an unconditional binder of title insurance covering such interest in the Mortgaged Property in an amount at least equal to the fair market value of such Mortgaged Property (or such lesser amount as shall be specified by the Collateral Agent) insuring the first priority Lien of each such Mortgage as a valid Lien on the property described therein, free of any other Liens (other than Permitted Liens), together with such customary endorsements, coinsurance and reinsurance as the Collateral Agent may reasonably request and in form and substance reasonably satisfactory to the Collateral Agent. “Mortgaged Properties” means the property on which Mortgages are required pursuant to Section 6.11. “Mortgages” means, collectively, the deeds of trust, trust deeds, hypothecs and mortgages made by the Loan Parties in favor or for the benefit of the Collateral Agent for the benefit of the Secured Parties, and any other mortgages, deeds of trust, trust deeds and hypothecs executed and delivered pursuant to Section 6.11. “Multiemployer Plan” means any multiemployer plan as defined in Section 4001(a)(3) of ERISA and subject to Title IV of ERISA, to which any Loan Party or any of their respective ERISA Affiliates makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions. “Net Cash Proceeds” means, with respect to: (a) the Disposition of any asset by a Borrower or any Restricted Subsidiary or any Casualty Event, the excess, if any, of: (i) the sum of cash and Cash Equivalents received in connection with such Disposition or Casualty Event (including any cash and Cash Equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received and, with respect to any Casualty Event, any insurance proceeds or condemnation awards in respect of such Casualty Event actually received by or paid to or for the account of a Borrower or any of the Restricted Subsidiaries), over (ii) the sum of, (A) the principal amount, premium or penalty, if any, interest, breakage costs and other amounts on any Indebtedness that is secured by the asset

- 57 - subject to such Disposition or Casualty Event and required to be repaid in connection with such Disposition or Casualty Event (other than Indebtedness under the Loan Documents, Pari Passu Lien Debt or Junior Lien Debt), (B) the out-of-pocket fees and expenses (including attorneys’ fees, accountants’ fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, other customary expenses and brokerage, consultant and other customary fees) actually incurred by a Borrower or such Restricted Subsidiary in connection with such Disposition or Casualty Event and restoration costs following a Casualty Event, (C) taxes or distributions made pursuant to Section 7.06(h)(i) or 7.06(h)(iii) paid or reasonably estimated to be payable in connection therewith (including taxes imposed on the distribution or repatriation of any such Net Cash Proceeds), (D) in the case of any Disposition or Casualty Event by a non-wholly- owned Restricted Subsidiary, the pro rata portion of the Net Cash Proceeds thereof (calculated without regard to this clause (D)) attributable to minority interests and not available for distribution to or for the account of a Borrower or a wholly-owned Restricted Subsidiary as a result thereof, and (E) any reserve for adjustment in respect of (1) the sale price of such asset or assets established in accordance with GAAP and (2) any liabilities associated with such asset or assets and retained by a Borrower or any Restricted Subsidiary after such sale or other disposition thereof, including pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with such transaction, it being understood that “Net Cash Proceeds” shall include the amount of any reversal (without the satisfaction of any applicable liabilities in cash in a corresponding amount) of any reserve described in this clause (E); provided that for purposes of Section 2.07, (I) no net cash proceeds calculated in accordance with the foregoing realized in a single transaction or series of related transactions shall constitute Net Cash Proceeds unless such amount exceeds the greater of (a) 5% of Closing Date EBITDA and (b) 5% of TTM Consolidated Adjusted EBITDA and (II) no such net cash proceeds shall constitute Net Cash Proceeds under this clause (a) in any fiscal year until the aggregate amount of all such net cash proceeds in such fiscal year exceeds the greater of (a) 10% of Closing Date EBITDA and (b) 10% of TTM Consolidated Adjusted EBITDA (and thereafter only net cash proceeds in excess of such amount shall constitute Net Cash Proceeds under this clause (a)); and (b) the sale, incurrence or issuance of any Indebtedness by a Borrower or any Restricted Subsidiary, the excess, if any, of: (i) the sum of the cash and Cash Equivalents received in connection with such incurrence or issuance over (ii) taxes paid or reasonably estimated to be payable as a result thereof, fees (including investment banking fees, attorneys’ fees, accountants’ fees, underwriting fees and discounts), commissions, costs and other out-of-pocket expenses and other

- 58 - customary expenses, incurred by such Borrower or such Restricted Subsidiary in connection with such sale, incurrence or issuance. “Net Income” means, with respect to any Person, the net income (loss) of such Person, determined in accordance with GAAP (determined, for the avoidance of doubt, on an unconsolidated basis) and before any reduction in respect of preferred stock dividends. “Net Short Lender” means, at any date of determination, each Lender that has a Net Short Position as of such date; provided that Unrestricted Lenders shall not be Net Short Lenders. “Net Short Position” means, with respect to a Lender (other than an Unrestricted Lender), as of a date of determination, the net positive position, if any, held by such Lender that is remaining after deducting any long position that the Lender holds (i.e., a position (whether as an investor, lender or holder of Loans, debt obligations and/or Derivative Instruments) where the Lender is exposed to the credit risk of Deliverable Obligations of the Loan Parties) from any short positions (i.e., a position as described above, but where the Lender is instead protected from the credit risk described above). For purposes of determining whether a Lender (other than an Unrestricted Lender) has a Net Short Position on any date of determination: (i) Derivative Instruments shall be counted at the notional amount (in Dollars) of such Derivative Instrument; provided that, subject to clause (v) below, the notional amount of Derivative Instruments referencing an index that includes any of the Loan Parties or any bond or loan obligation issued or guaranteed by any Loan Party shall be determined in proportionate amount and by reference to the percentage weighting of the component which references any Loan Party or any bond or loan obligation issued or guaranteed by any Loan Party that would be a “Deliverable Obligation” or an “Obligation” (as defined in the ISDA CDS Definitions) of the Loan Parties; (ii) notional amounts of Derivative Instruments in other currencies shall be converted to the Dollar equivalent thereof by such Lender in accordance with the terms of such Derivative Instruments, as applicable; provided that if not otherwise provided in such Derivative Instrument, such conversion shall be made in a commercially reasonable manner consistent with generally accepted financial practices and based on the prevailing conversion rate determined (on a mid- market basis) by such Lender, acting in a commercially reasonable manner, on the date of determination; (iii) Derivative Instruments that are documented using either the 2014 ISDA Credit Derivatives Definitions or the 2003 ISDA Credit Derivatives Definitions (or any successor definitions thereof, collectively, the “ISDA CDS Definitions”) shall be deemed to create a short position with respect to the Loans if such Lender is a protection buyer or the equivalent thereof for such Derivative Instrument and (A) the Loans are a “Reference Obligation” under the terms of such derivative transaction (whether specified by name in the related documentation, included as a “Standard Reference Obligation” on the most recent list published by Markit, if “Standard Reference Obligation” is specified as applicable in the relevant documentation or in any other manner) or (B) the Loans would be a “Deliverable Obligation” or an “Obligation” (as defined in the ISDA CDS Definitions) of the Loan Parties under the terms of such derivative transaction; (iv) credit derivative transactions or other Derivative Instruments not documented using the ISDA CDS Definitions shall be counted for purposes of the Net Short Position determination if, with respect to the Loans, such transactions are functionally equivalent to a transaction that offers such Lender protection in respect of the Loans; and

- 59 - (v) Derivative Instruments in respect of an index that includes any of the Loan Parties or any instrument issued or guaranteed by any of the Loan Parties shall not be deemed to create a short position, so long as (A) such index is not created, designed, administered or requested by such Lender and (B) the Loan Parties, and any Deliverable Obligation of the Loan Parties, collectively, shall represent less than 5.0% of the components of such index. “Net Short Representation” means, with respect to any Lender (other than an Unrestricted Lender) at any time, a representation and warranty (including any deemed representation and warranty, as the case may be) from such Lender to the Borrowers that it is not (x) a Net Short Lender at such time or (y) knowingly and intentionally acting in concert with any of its Affiliates for the express purpose of creating (and in fact creating) the same economic effect with respect to the Loan Parties as though such Lender were a Net Short Lender at such time. “Netted Tax Amount” has the meaning specified in Section 2.07(b)(vi). “Non-Bank Certificate” has the meaning specified in Section 3.01(b). “Non-Consenting Lender” has the meaning specified in the penultimate paragraph of Section 3.07. “Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time. “Non-Loan Party” means any Restricted Subsidiary of a Borrower that is not a Loan Party. “Nonrenewal Notice Date” has the meaning specified in Section 2.04(b)(iii). “Not Otherwise Applied” means, with reference to the amount of any Permitted Equity Issuances that is proposed to be applied to a particular use or transaction, that such amount was not previously applied in determining the permissibility of a transaction under the Loan Documents (including, for the avoidance of doubt, any use of such amount to increase the Available Amount) where such permissibility was (or may have been) contingent on the receipt or availability of such amount. “Note” means each of the Term Loan Notes, the Revolving Loan Notes and the Swing Line Note. “Notice of Intent to Cure” has the meaning specified in Section 6.02(a). “Obligations” means all (a) advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest, fees and expenses that accrue after the commencement by or against any Loan Party of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest, fees and expenses are allowed claims in such proceeding, (b) obligations of any Loan Party arising under any Secured Hedge Agreement, (c) Cash Management Obligations and (d) Erroneous Payment Subrogation Rights; provided that “Obligations” shall exclude any Excluded Swap Obligations. Without limiting the generality of the foregoing, the Obligations of the Loan Parties under the Loan Documents (and any of their Subsidiaries to the extent they have obligations under the Loan Documents) include the obligation (including guarantee obligations) to pay principal, interest, reimbursement obligations, charges, expenses, fees, Attorney Costs, indemnities and other amounts payable by any Loan Party and to provide Cash Collateral under any Loan Document.

- 60 - “OFAC” means the Office of Foreign Assets Control of the U.S. Treasury Department. “OID” means original issue discount. “Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity. “Other Applicable ECF Indebtedness” has the meaning specified in Section 2.07(b)(i). “Other Applicable Indebtedness” has the meaning specified in Section 2.07(b)(ii). “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” has the meaning specified in Section 3.01(f). “Overnight Rate” means, for any day, the greater of (i) the Federal Funds Rate and (ii) an overnight rate determined by the AdministrativeApplicable Agent in accordance with banking industry rules on interbank compensation. “Parent” has the meaning specified in the preliminary statements to this Agreement. “Parent Entity” has the meaning specified in Section 6.01. “Pari Passu Lien Debt” means any Indebtedness that is secured by Liens on all or any portion of the Collateral that is pari passu in priority with the Liens on Collateral that secure the Obligations. For the avoidance of doubt, “Pari Passu Lien Debt” includes the Initial Term Loans, the Revolving Loans (if any) and the Revolving Commitments, in each case, as of the Closing Date. “Participant” has the meaning specified in Section 11.07(d). “Participant Register” has the meaning specified in Section 11.07(e). “Participating Member State” means each state as described in any EMU Legislation. “Payment Recipient” has the meaning specified in Section 10.17(a).

- 61 - “PBGC” means the Pension Benefit Guaranty Corporation or any successor thereto. “Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA or Section 302 of ERISA or Section 412 of the Code and is sponsored or maintained by any Loan Party or any of their respective ERISA Affiliates or to which any Loan Party or any of their respective ERISA Affiliates contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made, or has had an obligation to make, contributions at any time in the preceding five plan years. “Perfection Certificate” means a certificate in the form of Exhibit II to the US Security Agreement or the Canadian Security Agreement, as applicable, or any other form reasonably approved by the Collateral Agent, as the same shall be supplemented from time to time. “Periodic Term CORRA Determination Day” has the meaning assigned to such term in the definition of “Term CORRA”. “Permitted Acquisition” means an Acquisition Transaction together with other Investments undertaken to consummate such Acquisition Transaction; provided that: (a) after giving Pro Forma Effect to any such Acquisition Transaction or Investment, at the applicable time determined in accordance with Section 1.08, no Specified Event of Default shall have occurred and be continuing; (b) the business of such Person, or such assets, as the case may be, constitutes a business permitted by Section 6.17; and (c) with respect to each such purchase or other acquisition, all actions required to be taken with respect to any such newly created or acquired Subsidiary (including each Subsidiary thereof that constitutes a Restricted Subsidiary) or assets in order to satisfy the requirements set forth in Section 6.11 to the extent applicable shall have been taken (or shall be taken), to the extent required by such section (or arrangements for the taking of such actions after the consummation of the Permitted Acquisition shall have been made) (unless such newly created or acquired Subsidiary constitutes an Excluded Subsidiary or is designated as an Unrestricted Subsidiary). “Permitted Debt Exchange” has the meaning specified in Section 2.19(a). “Permitted Debt Exchange Offer” has the meaning specified in Section 2.19(a). “Permitted Equity Issuance” means any, (a) public or private sale or issuance of any Qualified Equity Interests of a Borrower or any Parent Entity (to the extent the proceeds of such sale or issuance are contributed by such Parent Entity to a Borrower) (other than a Specified Equity Contribution); (b) contribution to the equity capital of a Borrower (other than (i) a Specified Equity Contribution or (ii) in exchange for Disqualified Equity Interests); or (c) sale or issuance of Indebtedness of a Borrower or any Parent Entity (to the extent the proceeds of such sale or issuance are contributed by such Parent Entity to a Borrower) (other

- 62 - than Intercompany Indebtedness) that has been converted into or exchanged for Qualified Equity Interests of Holdings, a Borrower or any Parent Entity; provided that the amount of any Permitted Equity Issuance will be the amount of cash and Cash Equivalents received by the Borrowers from any Person other than a Restricted Subsidiary in connection with such sale, issuance or contribution and the fair market value of any other property received by the Borrowers from any other Person other than a Restricted Subsidiary in connection with such sale, issuance or contribution (measured at the time made), without adjustment for subsequent changes in the value. “Permitted Holders” means any: (a) the Sponsor and Co-Investors; (b) the Management Stockholders; (c) any group (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act) of which the Persons described in clauses (a) or (b) above are members; provided that, without giving effect to the existence of such group or any other group, the Persons described in clauses (a) or (b) above, collectively, beneficially own (as defined in Rules 13(d) and 14(d) of the Exchange Act) Equity Interests representing at least a majority of the aggregate ordinary voting power represented by the issued and outstanding Equity Interest of Holdings (or any Successor Holdings, if applicable) then held by such group; and (d) any Parent Entity, for so long as a majority of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of such Parent Entity is beneficially owned (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, by one or more Permitted Holders described in clauses (a), (b) and/or (c) of the definition thereof. “Permitted Investment” means (a) any Permitted Acquisition, (b) any Acquisition Transaction permitted hereunder and/or (c) any other Investment or acquisition permitted hereunder. “Permitted Investors” means (a) the Sponsor, (b) each of the Affiliates and investment managers of the Sponsor, (c) any fund or account managed by any of the persons described in clause (a) or (b) of this definition, (d) any employee benefit plan of Holdings or any of its subsidiaries and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan, and (e) investment vehicles of members of management of Holdings or a Borrower but excluding natural persons, Holdings, the Borrowers, and their respective Subsidiaries. “Permitted Junior Secured Refinancing Debt” means any Credit Agreement Refinancing Indebtedness that is Junior Lien Debt. “Permitted Lien” means any Lien permitted under Section 7.01. “Permitted Pari Passu Secured Refinancing Debt” means any Credit Agreement Refinancing Indebtedness that is Pari Passu Lien Debt. “Permitted Ratio Debt” means Indebtedness; provided that, at the time of incurrence thereof: (a) immediately after giving effect to the issuance, incurrence, or assumption of such Indebtedness:

- 63 - (i) in the case of any Pari Passu Lien Debt, the First Lien Net Leverage Ratio for the applicable Test Period is equal to or less than (A) the Closing Date First Lien Net Leverage Ratio or (B) the First Lien Net Leverage Ratio immediately prior to such incurrence; (ii) in the case of any Junior Lien Debt, the Secured Net Leverage Ratio for the applicable Test Period is equal to or less than (I) the Closing Date Secured Net Leverage Ratio plus 0.25 to 1.00 or (II) the Secured Net Leverage Ratio immediately prior to such incurrence, or (iii) in the case of any Indebtedness that is not secured by a Lien on any Collateral, either: (A) the Total Net Leverage Ratio for the applicable Test Period is equal to or less than (I) the Closing Date Total Net Leverage Ratio plus 0.50 to 1.00 or (II) the Total Net Leverage Ratio immediately prior to such incurrence, or (B) the Interest Coverage Ratio for the applicable Test Period is equal to or greater than (I) 2.00 to 1.00 or (II) the Interest Coverage Ratio immediately prior to such incurrence; in each case, after giving Pro Forma Effect to the incurrence of such Indebtedness and the use of proceeds thereof and measured as of and for the Test Period immediately preceding the issuance, incurrence or assumption of such Indebtedness for which internal financial statements are available; (b) if such Indebtedness is Pari Passu Lien Debt or Junior Lien Debt, a Debt Representative acting on behalf of the holders of such Permitted Ratio Debt has become party to, or is otherwise subject to the provisions of, (i) if such Permitted Ratio Debt is Pari Passu Lien Debt, an Equal Priority Intercreditor Agreement or (ii) if such Permitted Ratio Debt is Junior Lien Debt, a Junior Lien Intercreditor Agreement; and (c) if such Indebtedness is Pari Passu Lien Debt in respect of which a Loan Party is an obligor, unless otherwise consented to by the Required Lenders and the Required Revolving Lenders, payments in respect of such Indebtedness are subject to the Priority Waterfall or another agreement with substantially equivalent provisions. Permitted Ratio Debt will be deemed to include any Registered Equivalent Notes issued in exchange therefor. “Permitted Refinancing” means, with respect to any Person, any modification, refinancing, refunding, replacement, renewal or extension of any Indebtedness of such Person; provided that (a) the principal amount (or accreted value, if applicable) thereof does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so modified, refinanced, refunded, replaced, renewed or extended except by an amount equal to unpaid accrued interest and premium (including tender premiums) thereon, plus OID and upfront fees plus other fees and expenses reasonably incurred, in connection with such modification, refinancing, refunding, replacement, renewal or extension and by an amount equal to any existing commitments unutilized thereunder,

- 64 - (b) other than with respect to a Permitted Refinancing in respect of Indebtedness permitted pursuant to Section 7.03(c) or Section 7.03(d), such modification, refinancing, refunding, replacement, renewal or extension has a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the remaining Weighted Average Life to Maturity of, the Indebtedness being modified, refinanced, refunded, replaced, renewed or extended, (c) other than with respect to a Permitted Refinancing in respect of Indebtedness permitted pursuant to Section 7.03(d), at the time thereof, no Event of Default shall have occurred and be continuing, (d) such Indebtedness shall not be incurred or guaranteed by any Loan Party or Restricted Subsidiary other than a Loan Party or Restricted Subsidiary that was an obligor of the Indebtedness being exchanged, extended, renewed, replaced or refinanced and no additional Loan Parties or Restricted Subsidiaries shall become liable for such Indebtedness; (e) if such Indebtedness being modified, refinanced, refunded, replaced, renewed, or extended is Junior Financing, Junior Lien Debt or Unsecured Debt, (i) to the extent such Indebtedness being modified, refinanced, refunded, replaced, renewed, or extended is subordinated in right of payment to any of the Obligations, such modification, refinancing, refunding, replacement, renewal, or extension is subordinated in right of payment to such Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being modified, refinanced, refunded, replaced, renewed or extended, (ii) to the extent such Indebtedness being modified, refinanced, refunded, replaced, renewed, or extended is unsecured, such modification, refinancing, refunding, replacement, renewal or extension is either (A) unsecured or (B) secured only by Permitted Liens (other than Permitted Liens that are permitted solely by reference to Permitted Refinancings in Sections 7.01(h) through (j) or (ll)) (provided that such incurrence will thereafter count in the calculation of any remaining basket capacity thereunder, while such Indebtedness remains outstanding); (iii) to the extent such Indebtedness being modified, refinanced, refunded, replaced, renewed, or extended is secured by Liens, (A) such modification, refinancing, refunding, replacement, renewal or extension is either (1) unsecured or (2) secured only by Permitted Liens and (B) to the extent that such Liens are subordinated to the Liens securing the Obligations, such modification, refinancing, refunding, replacement, renewal or extension is secured by Liens that are subordinated to the Liens securing the Obligations on terms at least as favorable to the Lenders as those contained in the documentation (including any intercreditor or similar agreements) governing the Indebtedness being modified, refinanced, replaced, refunded, replaced, renewed or extended; and (iv) such modification, refinancing, refunding, replacement, renewal or extension is incurred by the Person who is the obligor of the Indebtedness being modified, refinanced, refunded, replaced, renewed or extended and no additional obligors become liable for such Indebtedness;

- 65 - (f) if such Indebtedness is secured by assets of a Borrower or any Restricted Subsidiary: (i) such Indebtedness shall not be secured by Liens on any assets of a Borrower or any Restricted Subsidiary that are not also subject to, or would be required to be subject to pursuant to the Loan Documents, a Lien securing the Obligations (except (1) Liens on property or assets applicable only to periods after the Latest Maturity Date at the time of incurrence and (2) any Liens on property or assets to the extent that a Lien on such property or asset is also added for the benefit of the Lenders); and (ii) if such Indebtedness is or is intended to be Pari Passu Lien Debt, Junior Lien Debt, Permitted Pari Passu Secured Refinancing Debt, or Permitted Junior Secured Refinancing Debt, a Debt Representative acting on behalf of the holders of such Indebtedness has become party to, or is otherwise subject to the provisions of (A) if such Indebtedness is Pari Passu Lien Debt, an Equal Priority Intercreditor Agreement or (B) if such Indebtedness is Junior Lien Debt, a Junior Lien Intercreditor Agreement; and (g) in the case of any Permitted Refinancing in respect of any Incremental Equivalent Debt, such Permitted Refinancing shall be subject to the terms of clause (c) of the definition of “Incremental Equivalent Debt” as if such Permitted Refinancing were also Incremental Equivalent Debt. Permitted Refinancing will be deemed to include any Registered Equivalent Notes issued in exchange therefor. “Permitted Reorganization” means any transaction (a) undertaken to effect a corporate reorganization (or similar transaction or event) for operational or efficiency purposes or in connection with and reasonably required or necessary for consummating a Qualifying IPO or (b) related to tax planning or tax reorganization, in each case, as determined in good faith by the US Borrower and entered into after the Closing Date; provided that, (i) no Event of Default is continuing immediately prior to such transaction and immediately after giving effect thereto and (ii) after giving effect to such transaction, the security interests of the Lenders in the Collateral and the Guarantees of the Obligations, taken as a whole, would not be materially impaired as a result thereof and such reorganization would not otherwise be materially adverse to the Lenders. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan” means any material “employee benefit plan” (as such term is defined in Section 3(3) of ERISA), other than a Foreign Plan, established by any Loan Party or, with respect to any such plan that is subject to Section 412 of the Code, Section 302 of ERISA or Title IV of ERISA, any of their respective ERISA Affiliates. “Platform” has the meaning specified in Section 6.02. “Pledged Debt” has the meaning specified in the US Security Agreement or the Canadian Security Agreement, as applicable. “Pledged Equity” has the meaning specified in the US Security Agreement or the Canadian Security Agreement, as applicable.

- 66 - “PNC” has the meaning specified in the introductory paragraph to this Agreement. “PPSA” means the Personal Property Security Act (British Columbia) together with any regulations thereto; provided, however, if granting, attachment, perfection or priority of the Liens in any Collateral are governed by the personal property security or any other applicable laws of any Canadian jurisdiction other than British Columbia, “PPSA” means those personal property security laws or other applicable laws in such other jurisdiction for the purposes of the provisions of this Agreement, including in the case of Quebec, the Civil Code of Québec, relating to such granting, attachment, perfection or priority and for the definitions related to such provisions. “Prepayment Date” has the meaning specified in Section 2.07(b)(vii). “Prepayment Notice” means a written notice made pursuant to Section 2.07(a)(i) substantially in the form of Exhibit J. “Prime Rate” means (a) with respect to Term Loans, the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent). and (b) with respect to Revolving Loans and Swing Line Loans, the interest rate per annum announced from time to time by the Revolving Agent at its principal office as its then prime rate, which rate may not be the lowest or most favorable rate then being charged to commercial borrowers or others by the Revolving Agent and may not be tied to any external rate of interest or index. Any change in the Prime Rate shall take effect at the opening of business on the day such change is announced. “Priority Waterfall” means the provisions of Section 9.03. “Private-Side Information” means any information with respect to Holdings and its Subsidiaries that is not Public-Side Information. “Pro Forma Basis” and “Pro Forma Effect” mean, with respect to compliance with any test or covenant or calculation hereunder, the determination or calculation of such test, covenant or ratio (including in connection with Specified Transactions) in accordance with Section 1.08. “Pro Rata Share” means (a) with respect to all payments, computations and other matters relating to the Term Loan of a given Class of any Lender at any time a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Term Loan Exposure of such Class of such Lender at such time and the denominator of which is the aggregate Term Loan Exposure of such Class of all Lenders at such time; (b)(i) with respect to all payments, computations and other matters relating to the Revolving Commitment of any Lender at any time a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the unused Revolving Commitment of that Lender and the denominator of which is the aggregate unused Revolving Commitments of all Lenders at such time and (ii) with respect to all payments, computations and other matters relating to the Revolving Loans of any Lender and any Letters of Credit issued or participations purchased therein by any Lender or any participation in any Swing Line Loans purchased by any Lender at any time a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Revolving Exposure of that Lender and the denominator of which is the aggregate Revolving Exposure of all Lenders at such time; and (c) with respect to all payments, computations and other matters relating to the Incremental Term Loans of any Lender at any time a fraction (expressed as a percentage, carried out to the ninth decimal

- 67 - place), the numerator of which is the amount of the Incremental Term Loan Exposure of such Lender at such time and the denominator of which is the aggregate Incremental Term Loan Exposure of all Lenders at such time. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Company Costs” means costs relating to, or in anticipation of or preparation for, compliance with the Sarbanes-Oxley Act of 2002 (or similar regulations in other jurisdictions), as amended, and other expenses arising out of or incidental to Holdings’ status (or any Parent Entity’s status that only owns, directly or indirectly, Holdings and its Subsidiaries) as a reporting company, including costs, fees and expenses (including legal, accounting and other professional fees) relating to compliance with provisions of the Securities Act and the Exchange Act (or similar regulations in other jurisdictions), the rules of securities exchange companies with listed equity securities, directors’ compensation, fees and expense reimbursement, shareholder meetings and reports to shareholders, investor relations, directors’ and officers’ insurance and other executive costs, legal and other professional fees, and listing fees. “Public Lenders” means Lenders that do not wish to receive Private-Side Information. “Public-Side Information” means (a) at any time prior to a Parent Entity or Holdings or any of their respective Subsidiaries becoming the issuer of any Traded Securities, information that the US Borrower determines (i) would be required by applicable Law to be publicly disclosed in connection with an issuance by such Parent Entity, Holdings or Holdings GP or any of their respective Subsidiaries of its debt or equity securities pursuant to a registered public offering made at such time or (ii) not material to make an investment decision with respect to securities of such Parent Entity, Holdings or Holdings GP or any of their respective Subsidiaries (for purposes of United States federal, state or other applicable securities laws or of Canadian federal, provincial, territorial or other applicable securities laws), and (b) at any time on or after such Parent Entity, Holdings or Holdings GP or any of their respective Subsidiaries becoming the issuer of any Traded Securities, information that does not constitute material non-public information (within the meaning of United States federal, state or other applicable securities laws or of Canadian federal, provincial, territorial or other applicable securities laws) with respect to such Parent Entity, Holdings or Holdings GP or any of their respective Subsidiaries or any of their respective securities. “Purchase Event” has the meaning assigned to such term in Section 11.07(m). “Purchasers” has the meaning specified in the preliminary statements to this Agreement. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). “QFC Credit Support” has the meaning specified in Section 11.26(a). “Qualified Equity Interests” means any Equity Interests that are not Disqualified Equity Interests. “Qualified Holding Company Debt” means unsecured Indebtedness of Holdings: (a) that is not subject to any Guarantee by any Subsidiary of Holdings (including either Borrower), (b) that will not mature prior to the date that is six months after the Latest Maturity Date in effect on the date of issuance or incurrence thereof,

- 68 - (c) that has no scheduled amortization or scheduled payments of principal and is not subject to mandatory redemption, repurchase, prepayment or sinking fund obligation (it being understood that such Indebtedness may have mandatory prepayment, repurchase or redemption provisions satisfying the requirements of clause (e) below), (d) that does not require any payments in cash of interest or other amounts in respect of the principal thereof prior to the earlier to occur of (i) the date that is four years from the date of the issuance or incurrence thereof and (ii) the date that is 180 days after the Latest Maturity Date in effect on the date of such issuance or incurrence, and (e) that has mandatory prepayment, repurchase or redemption, covenant, default and remedy provisions customary for senior discount notes of an issuer that is the parent of a borrower under senior secured credit facilities, and in any event, with respect to covenant, default and remedy provisions, no more restrictive (taken as a whole) than those set forth in this Agreement (other than provisions customary for senior discount notes of a holding company); provided, that any such Indebtedness shall constitute Qualified Holding Company Debt only if immediately after giving effect to the issuance or incurrence thereof and the use of proceeds thereof, no Event of Default shall have occurred and be continuing. “Qualified Securitization Financing” means any Securitization Financing of a Securitization Subsidiary that meets the following conditions: (a) such Qualified Securitization Financing (including financing terms, covenants, termination events and other provisions) is in the aggregate economically fair and reasonable to the Borrowers, their Subsidiaries and the Securitization Subsidiary (as conclusively determined by the US Borrower in good faith absent manifest error), (b) all sales, transfers and/or contributions of Securitization Assets and related assets to the Securitization Subsidiary are made at fair market value (as conclusively determined by the US Borrower in good faith) and (c) the financing terms, covenants, termination events and other provisions thereof, including any Standard Securitization Undertakings, shall be market terms. The grant of a security interest in any Securitization Assets of the Borrowers or any of the Restricted Subsidiaries (other than a Securitization Subsidiary) to secure Indebtedness under this Agreement prior to engaging in any Securitization Financing shall not be deemed a Qualified Securitization Financing. “Qualifying IPO” means (a) the issuance by Holdings or any Parent Entity of its common Equity Interests in an underwritten primary public offering (other than a public offering pursuant to a registration statement on Form S-8 (or any successor form) pursuant to an effective registration statement filed with the SEC in accordance with the Securities Act (whether alone or in connection with a secondary public offering) or (b) any transaction or series of related transactions following consummation of which Holdings or any Parent Entity is either subject to the periodic reporting obligations of the Exchange Act or has a class or series of Equity Interests publicly traded on a recognized securities exchange, in each case, if following such transaction or series of transactions, any class or series of Equity Interests of such Person is listed on a national securities exchange. “Qualifying Ratings Change” shall mean the US Borrower has received a public corporate credit rating equal to B+ or better (with stable or better outlook) from S&P and a public corporate family rating equal to B1 or better (with stable or better outlook) by Moody’s. “Ratio Amount” means an aggregate principal amount that, after giving Pro Forma Effect to the incurrence thereof, in accordance with Section 1.08 (assuming, in the case of (x) any Incremental Revolving Commitments, a full drawing of such Revolving Commitments and (y) any Incremental Facilities with a delayed draw feature, either (as determined by the US Borrower) (i) a full drawing thereof as of the date of

- 69 - receiving commitments in respect thereof or (ii) based on the date and actual amount of funding thereof), would not result in: (a) with respect to an Incremental Facility or Incremental Equivalent Debt to be incurred as Pari Passu Lien Debt, the First Lien Net Leverage Ratio for the applicable Test Period being greater than (A) the Closing Date First Lien Net Leverage Ratio or (B) the First Lien Net Leverage Ratio immediately prior to such incurrence; (b) with respect to any Incremental Facility or Incremental Equivalent Debt to be incurred as Junior Lien Debt, the Secured Net Leverage Ratio for the applicable Test Period being greater than (A) the Closing Date Secured Net Leverage Ratio plus 0.25 to 1.00 or (B) the Secured Net Leverage Ratio immediately prior to such incurrence; and (c) with respect to any Incremental Facility or Incremental Equivalent Debt that is not secured by a Lien on any Collateral, either: (i) the Total Net Leverage Ratio for the applicable Test Period being greater than (A) the Closing Date Total Net Leverage Ratio plus 0.50 to 1.00 or (B) the Total Net Leverage Ratio immediately prior to such incurrence; or (ii) the Interest Coverage Ratio for the applicable Test Period being less than (A) 2.00 to 1.00 or (B) the Interest Coverage Ratio immediately prior to such incurrence. “Recipient” means (a) the Administrative Agent, (b) the Revolving Agent, (c) any Lender and (cd) any Issuing Bank, as applicable. “Refinanced Debt” has the meaning assigned to such term in the definition of “Credit Agreement Refinancing Indebtedness.” “Refinanced Loans” has the meaning specified in Section 11.01. “Refinancing Amendment” means an amendment to this Agreement executed by each of (a) the Borrowers, Holdings and Holdings GP, (b) the Administrative Agent and/or Revolving Agent, as applicable and (c) each Additional Lender and Lender that agrees to provide any portion of the Credit Agreement Refinancing Indebtedness being incurred pursuant thereto, in accordance with Section 2.17. “Refinancing Commitments” means any Refinancing Term Commitments or Refinancing Revolving Commitments. “Refinancing Loans” means any Refinancing Term Loans or Refinancing Revolving Loans. “Refinancing Revolving Commitments” means one or more Classes of Revolving Loan commitments hereunder that result from a Refinancing Amendment. “Refinancing Revolving Loans” means one or more Classes of Revolving Loans that result from a Refinancing Amendment. “Refinancing Term Commitments” means one or more Classes of Term Loan commitments hereunder that result from a Refinancing Amendment.

- 70 - “Refinancing Term Loans” means one or more Classes of Term Loans that result from a Refinancing Amendment. “Refunded Swing Line Loans” has the meaning specified in Section 2.03(c)(i). “Register” has the meaning specified in Section 11.07(c). “Registered Equivalent Notes” means, with respect to any notes originally issued in a Rule 144A or other private placement transaction under the Securities Act, substantially identical notes (having the same Guarantees) issued in a dollar-for-dollar exchange therefor pursuant to an exchange offer registered with the SEC. “Regulated Entity” means (a) any swap dealer registered with the U.S. Commodity Futures Trading Commission or security-based swap dealer registered with the U.S. Securities and Exchange Commission, as applicable; or (b) any commercial bank with a consolidated combined capital and surplus of at least $5,000,000,000 that is (i) a U.S. depository institution the deposits of which are insured by the Federal Deposit Insurance Corporation; (ii) a corporation organized under section 25A of the U.S. Federal Reserve Act of 1913; (iii) a branch, agency or commercial lending company of a foreign bank operating pursuant to approval by and under the supervision of the Board under 12 C.F.R. part 211; (iv) a non-U.S. branch of a foreign bank managed and controlled by a U.S. branch referred to in clause (iii); or (v) any other U.S. or non-U.S. depository institution or any branch, agency or similar office thereof supervised by a bank regulatory authority in any jurisdiction. “Regulation U” means Regulation U of the FRB as from time to time in effect and all official rulings and interpretations thereunder or thereof, or any successor thereto. “Reimbursement Obligations” has the meaning specified in Section 2.04(c)(i). “Related Indemnified Person” of an Indemnitee means (a) any controlling person or controlled affiliate of such Indemnitee, (b) the respective directors, partners, officers, or employees of such Indemnitee or any of its controlling persons or controlled affiliates and (c) the respective agents of such Indemnitee or any of its controlling persons or controlled affiliates, in the case of this clause (c), acting at the instructions of such Indemnitee, controlling person or such controlled affiliate; provided that each reference to a controlled affiliate or controlling person in this definition shall pertain to a controlled affiliate or controlling person involved in the negotiation or syndication of the Facility. “Relevant Four Fiscal Quarter Period” means, with respect to any requested Specified Equity Contribution, the four-fiscal quarter period ending on (and including) the fiscal quarter in which Consolidated Adjusted EBITDA will be increased as a result of such Specified Equity Contribution. “Replacement Loans” has the meaning specified in Section 11.01. “Reportable Event” means, with respect to any Pension Plan, any of the events set forth in Section 4043(c) of ERISA or the regulations issued thereunder, other than events for which the thirty day notice period has been waived by regulation as in effect on the date hereof. “Repricing Event” means (a) the incurrence by a Borrower or any other Loan Party of any long- term secured term loans that are broadly syndicated to banks and other institutional investor in financings similar to the Initial Term Loans (including any new or additional Term Loans under this Agreement, whether incurred directly or by way of the conversion of the Initial Term Loans into a new tranche of replacement Term Loans under this Agreement) (i) having an All-In Yield that is less than the All-In Yield

- 71 - for the Initial Term Loans, and (ii) the proceeds of which are used to prepay (or, in the case of a conversion, deemed to prepay or replace), in whole or in part, the outstanding principal of the Initial Term Loans, or (b) any effective reduction in the All-In Yield applicable to the Initial Term Loans (e.g., by way of amendment, waiver or otherwise); provided that a Repricing Event shall not include any event described in clause (a) or (b) above that (i) is not consummated for the primary purpose of lowering the All-In Yield applicable to the Initial Term Loans (as determined in good faith by the US Borrower), or (ii) that is consummated in connection with a Change of Control, Qualifying IPO or Transformative Acquisition. “Required Facility Lenders” means, with respect to any Facility (other than the Revolving Loans) on any date of determination, Lenders having or holding more than 50% of the sum of (a) the aggregate principal amount of outstanding Loans under such Facility and (b) the aggregate unused Commitments under such Facility; provided that (i) any determination of Required Facility Lenders shall be subject to the limitations set forth in Section 11.07(i) with respect to Affiliated Lenders and (ii) the portion of outstanding Loans and the unused Commitments of such Facility, as applicable, held or deemed held by any Defaulting Lender shall be excluded for purposes of making a determination of Required Facility Lenders. “Required Lenders” means, as of any date of determination, Lenders having or holding more than 50% of the sum of the (a) the aggregate Term Loan Exposure of all Lenders and (b) the aggregate Revolving Exposure of all Lenders; provided that (a) the aggregate Term Loan Exposure and Revolving Exposure of or held by any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders and (b) any determination of Required Lenders shall be subject to the limitations set forth in Section 11.07(i) with respect to Affiliated Lenders. “Required Revolving Lenders” means, as of any date of determination, Lenders having or holding more than 50% of the aggregate Revolving Exposure of all Lenders; provided that (i) any determination of Required Revolving Lenders shall be subject to the limitations set forth in Section 11.07(i) with respect to Affiliated Lenders and (ii) the Revolving Exposure of or held by any Defaulting Lender shall be excluded for purposes of making a determination of Required Revolving Lenders. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” means the executive chairman, chief executive officer, president, senior vice president, senior vice president (finance), vice president, chief financial officer, treasurer, manager of treasury activities or assistant treasurer or other similar officer or Person performing similar functions of a Loan Party and, as to any document delivered on the Closing Date, any secretary or assistant secretary of a Loan Party. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. Unless otherwise specified, all references herein to a “Responsible Officer” shall refer to a Responsible Officer of the US Borrower. “Restricted” means, when referring to cash or Cash Equivalents of a Borrower or any of the Restricted Subsidiaries, that such cash or Cash Equivalents appear (or would be required to appear) as “restricted” on a consolidated balance sheet of such Borrower or such Restricted Subsidiary (unless such appearance is related to a restriction in favor of the Administrative Agent). “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interest of a Borrower or any of the Restricted Subsidiaries (in each case, solely to a holder of Equity Interests in such Person’s capacity as a holder of such Equity Interests other than dividends or distributions payable solely in Equity Interests (other than Disqualified Equity

- 72 - Interests) of the US Borrower), or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such Equity Interest, or on account of any return of capital to the US Borrower’s stockholders, partners or members (or the equivalent Persons thereof). For the avoidance of doubt, the payment of any Contractual Obligation that is based on, or measured with respect to the value of an Equity Interest, including any such Contractual Obligations constituting compensation arrangements, shall not be considered a Restricted Payment. “Restricted Subsidiary” means any Subsidiary (including the Canadian Borrower) of the US Borrower other than an Unrestricted Subsidiary. “Revolving Agent” has the meaning specified in the introductory paragraph to this Agreement. “Revolving Agent’s Office” means the Revolving Agent’s address and, as appropriate, account as set forth on Schedule 11.02, or such other address or account as the Revolving Agent may from time to time notify the Borrower and the Lenders. “Revolving Agent Fee Letter” means that certain fee letter, dated as of June 27, 2024, by and among the Borrowers and PNC, in its capacity as Revolving Agent. “Revolving Commitment” means the commitment of a Lender to make or otherwise fund any Revolving Loan and to acquire participations in Letters of Credit and Swing Line Loans hereunder and “Revolving Commitments” means such commitments of all Lenders in the aggregate. The amount of each Lender’s Revolving Commitment, if any, is set forth on Schedule 2.01 under the caption “Revolving Commitment” or in the applicable Assignment and Assumption, subject to any increase, adjustment or reduction pursuant to the terms and conditions hereof including Section 2.16. The aggregate amount of the Revolving Commitments as of the SecondFourth Amendment Effective Date is $75,000,000125,000,000. “Revolving Commitment Period” means the period from the Closing Date to but excluding the Revolving Commitment Termination Date. “Revolving Commitment Termination Date” means the earliest to occur of (a) the fifthsixth anniversary of the Closing Date, (b) the date the Revolving Commitments, including Revolving Commitments in respect of Letters of Credit and Swing Line Loans, are permanently reduced to zero pursuant to Section 2.08, and (c) the date of the termination of the Revolving Commitments pursuant to Section 9.02. “Revolving Exposure” means, with respect to any Lender as of any date of determination, (a) prior to the termination of the Revolving Commitments, that Lender’s Revolving Commitment; and (b) after the termination of the Revolving Commitments, the sum of (i) the aggregate outstanding principal amount of the Revolving Loans of that Lender, (ii) in the case of each Issuing Bank, the aggregate Letter of Credit Usage in respect of all Letters of Credit issued by that Lender (net of any participations by Lenders in such Letters of Credit), (iii) the aggregate amount of all participations by that Lender in any outstanding Letters of Credit or any unreimbursed drawing under any Letter of Credit, (iv) in the case of the Swing Line Lender, the aggregate outstanding principal amount of all Swing Line Loans (net of any participations therein by other Lenders) and (v) the aggregate amount of all participations therein by that Lender in any outstanding Swing Line Loans. “Revolving Facility” means the Facility comprised of the Revolving Commitments, Revolving Loans, Swing Line Loans and Letters of Credit hereunder.

- 73 - “Revolving Lender” means a Lender having a Revolving Commitment or other Revolving Exposure. “Revolving Loan Note” means a promissory note in the form of Exhibit B-2, as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time. “Revolving Loans” has the meaning specified in Section 2.02(a). “S&P” means S&P Global Ratings, and any successor thereto. “Sale Leaseback Transaction” means a sale leaseback transaction with respect to all or any portion of any real property owned by a Loan Party or other property customarily included in such transactions. “Same Day Funds” means disbursements and payments in immediately available funds. “Sanctions” means any sanction administered or enforced by the United States government (including OFAC), the United Nations Security Council, the European Union, the United Kingdom Her Majesty’s Treasury or the Canadian government. “SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions. “Second Amendment” means that certain Second Amendment to this Agreement, dated as of November 23, 2022, among Holdings, Holdings GP, the Borrowers, the other Guarantors party thereto, the Administrative Agent and the 2022 Incremental Revolving Lenders. “Second Amendment Effective Date” has the meaning specified in the Second Amendment. “Secured Hedge Agreement” means any Hedge Agreement that is entered into by and between any Loan Party and any Hedge Bank and designated in writing by the Hedge Bank and the US Borrower to the Administrative Agent as a “Secured Hedge Agreement.” “Secured Net Leverage Ratio” means, with respect to any Test Period, the ratio of (a) Consolidated Secured Net Debt outstanding as of the last day of such Test Period to (b) Consolidated Adjusted EBITDA of the Borrowers for such Test Period. “Secured Parties” means, collectively, the Administrative Agent, the Revolving Agent, the Collateral Agent, the Lenders, each Swing Line Lender, each Issuing Bank, each Hedge Bank, each Cash Management Bank, the Supplemental Administrative Agent and each co-agent or sub-agent appointed by the AdministrativeApplicable Agent from time to time pursuant to Section 10.05 and Section 10.12. “Securities Account” has the meaning specified in the Uniform Commercial Code. “Securities Act” means the U.S. Securities Act of 1933, as amended. “Securitization Assets” means the accounts receivable, royalty or other revenue streams, other rights to payment (including with respect to rights of payment pursuant to the terms of Joint Ventures) subject to a Qualified Securitization Financing and the proceeds thereof.

- 74 - “Securitization Fees” means distributions or payments made directly or by means of discounts with respect to any participation interest issued or sold in connection with, and other fees paid to a Person that is not a Securitization Subsidiary in connection with any Qualified Securitization Financing. “Securitization Financing” means any transaction or series of transactions that may be entered into by a Borrower or any of its Subsidiaries pursuant to which such Borrower or any of its Subsidiaries may sell, convey or otherwise transfer to (a) a Securitization Subsidiary (in the case of a transfer by a Borrower or any of its Subsidiaries) or (b) any other Person (in the case of a transfer by a Securitization Subsidiary), or may grant a security interest in, any Securitization Assets of such Borrower or any of its Subsidiaries, and any assets related thereto, including all collateral securing such Securitization Assets, all contracts and all guarantees or other obligations in respect of such Securitization Assets, proceeds of such Securitization Assets and other assets that are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions involving Securitization Assets. “Securitization Repurchase Obligation” means any obligation of a seller or transferor of Securitization Assets in a Qualified Securitization Financing to repurchase Securitization Assets arising as a result of a breach of a Standard Securitization Undertaking, including as a result of a receivable or portion thereof becoming subject to any asserted defense, dispute, offset or counterclaim of any kind as a result of any action taken by, any failure to take action by or any other event relating to the seller. “Securitization Subsidiary” means a wholly-owned Subsidiary of a Borrower (or another Person formed for the purposes of engaging in a Qualified Securitization Financing in which a Borrower or any Subsidiary of a Borrower makes an Investment and to which a Borrower or any Subsidiary of a Borrower transfers Securitization Assets and related assets) that engages in no activities other than in connection with the financing of Securitization Assets of a Borrower or its Subsidiaries, all proceeds thereof and all rights (contingent and other), collateral and other assets relating thereto, and any business or activities incidental or related to such business, and which is designated by the Board of Directors of a Borrower or such other Person (as provided in clause (d) below) as a Securitization Subsidiary, and (a) no portion of the Indebtedness or any other obligation (contingent or otherwise) of which (i) is guaranteed by Holdings, a Borrower or any other Subsidiary of a Borrower, other than another Securitization Subsidiary (excluding guarantees of obligations (other than the principal of, and interest on, Indebtedness) pursuant to Standard Securitization Undertakings), (ii) is recourse to or obligates Holdings, a Borrower or any other Subsidiary of a Borrower, other than another Securitization Subsidiary, in any way other than pursuant to Standard Securitization Undertakings or (iii) subjects any property or asset of Holdings, a Borrower or any other Subsidiary of a Borrower, other than another Securitization Subsidiary, directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to Standard Securitization Undertakings, (b) with which none of Holdings, a Borrower or any other Subsidiary of a Borrower, other than another Securitization Subsidiary, has any material contract, agreement, arrangement or understanding other than on terms which the US Borrower reasonably believes to be no less favorable to Holdings, such Borrower or such Subsidiary than those that might be obtained at the time from Persons that are not Affiliates of the Borrowers, and (c) to which none of Holdings, a Borrower or any other Subsidiary of a Borrower, other than another Securitization Subsidiary, has any obligation to maintain or preserve such entity’s financial condition or cause such entity to achieve certain levels of operating results.

- 75 - (d) Any such designation by the Board of Directors of a Borrower or such other Person shall be evidenced to the Administrative Agent by delivery to the Administrative Agent of a certified copy of the resolution of the Board of Directors of such Borrower or such other Person giving effect to such designation and a certificate executed by a Responsible Officer certifying that such designation complied with the foregoing conditions. “Security Agreements” means, collectively, the US Security Agreement, the Canadian Security Agreement and the Canadian Deed of Hypothec. “Security Agreement Supplement” has the meaning specified in the US Security Agreement or the Canadian Security Agreement, as applicable. “Senior Indebtedness” has the meaning specified in Section 11.02(b)(viii). “Short Term Advances” has the meaning specified in the definition of “Indebtedness.” “Similar Business” means any business, the majority of whose revenues are derived from (i) business or activities conducted by the Borrowers and the Restricted Subsidiaries on the Closing Date, (ii) any business that is a natural outgrowth or reasonable extension, development or expansion of any such business or any business similar, reasonably related, incidental, complementary or ancillary to any of the foregoing or (iii) any business that in the US Borrower’s good faith business judgment constitutes a reasonable diversification of businesses conducted by the Borrowers and the Restricted Subsidiaries. “Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the assets of such Person, on a consolidated basis with its Subsidiaries, exceeds its debts and liabilities, subordinated, contingent or otherwise, on a consolidated basis, (b) the present fair saleable value of the property of such Person, on a consolidated basis with its Subsidiaries, is greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, on a consolidated basis, as such debts and other liabilities become absolute and matured, (c) such Person, on a consolidated basis with its Subsidiaries, is able to pay its debts and liabilities, subordinated, contingent or otherwise, on a consolidated basis, as such liabilities become absolute and matured and (d) such Person, on a consolidated basis with its Subsidiaries, is not engaged in, and is not about to engage in, business for which it has unreasonably small capital. The amount of any contingent liability at any time shall be computed as the amount that would reasonably be expected to become an actual and matured liability. “SPC” has the meaning specified in Section 11.07(g). “Specified Equity Contribution” has the meaning specified in Section 8.02. “Specified Event of Default” means an Event of Default pursuant to Section 9.01(a) or an Event of Default pursuant to Section 9.01(f) with respect to Holdings, Holdings GP or a Borrower. “Specified Representations” means those representations and warranties made by any Loan Party in Sections 5.01(a) (with respect to organizational existence only), 5.01(b)(ii), 5.02(a), 5.02(b)(i), 5.04, 5.13, 5.16, 5.17 and 5.18. “Specified Revolver Default” means any of (a) a Specified Event of Default, (b) a Financial Covenant Event of Default or (c) an Event of Default pursuant to Section 9.01(c) resulting from a breach of Section 6.01(a) or (b)

- 76 - “Specified Revolver Trigger” means any of (a) a Specified Revolver Default, (b) the acceleration of the Obligations in accordance with the terms hereof or (c) the exercise of remedies provided for in Section 9.02 following an Event of Default. “Specified Transaction” means any of the following identified by the US Borrower: (a) any transaction or series of related transactions, including Investments, that results in a Person becoming a Restricted Subsidiary, (b) any designation of a Subsidiary as a Restricted Subsidiary or an Unrestricted Subsidiary, (c) any Acquisition Transaction, (d) any transaction or series of related transactions, including Dispositions, that results in a Restricted Subsidiary ceasing to be a Subsidiary of the Borrowers, (e) any acquisition or disposition of assets constituting a business unit, line of business or division of another Person or a facility, (f) any material acquisition, disposition or changes in customer, supplier or other commercial contracts or arrangements or new material customer, supplier or other commercial contracts or arrangements, including (i) material changes to amounts to be paid by or received by Loan Parties and (ii) material changes to contracted or implemented revenue, (g) any restructuring of the business of the Borrowers, whether by merger, consolidation, amalgamation or otherwise, (h) any incurrence or repayment of Indebtedness (other than Indebtedness incurred or repaid under any revolving credit facility in the ordinary course of business for working capital purposes), (i) any Restricted Payment and (j) transactions of the type given pro forma effect in (i) the Sponsor Model or (ii) any quality of earnings report prepared by a nationally recognized accounting firm and furnished to the Administrative Agent and Revolving Agent in connection with the Transactions or a Permitted Investment or other Investment consummated after the Closing Date. “Specified Transaction Adjustments” has the meaning specified in Section 1.08(c). “Sponsor” means any funds, limited partnerships or co-investment vehicles managed or advised by Ares Management LLC or any of its Affiliates or direct or indirect Subsidiaries (or jointly managed by any such Person or over which any such Person exercises governance rights). “Sponsor Management Agreement” means any services agreement or monitoring agreement entered into after the Closing Date between the Sponsor, on the one hand, and the Borrowers or any of their Affiliates, on the other hand, to the extent such services agreement or monitoring agreement would result in the payment of management, monitoring, advisory or similar fees in an amount per annum reasonably acceptable to the Required Lenders and disclosed to the Administrative Agent, the Revolving Agent and the Lenders in advance of the entry into such agreements, in each case as the same may be amended, restated, modified or replaced, from time to time, so long as any such amendment, modification or replacement is not more disadvantageous to the Lenders in any material respect than any initial applicable services agreement or monitoring agreement disclosed to the Administrative Agent, the Revolving Agent and the Lenders. “Sponsor Model” means the financial model for the Borrowers and their Subsidiaries prepared by the Sponsors and delivered to the Lead Arrangers prior to March 13, 2021 in connection with the Transactions. “Sponsor Termination Fees” means any one-time payment under a Sponsor Management Agreement of a termination fee to the Sponsor in the event of either a Change of Control or the completion of a Qualifying IPO. “Standard Securitization Undertakings” means representations, warranties, covenants and indemnities entered into by a Borrower or any Subsidiary of a Borrower that are customary in a Securitization Financing.

- 77 - “Stated Amount” means, with respect to any Letter of Credit at any time, the aggregate amount available to be drawn thereunder at such time (regardless of whether any conditions for drawing could then be met). “Store” means any retail store or retail warehouse (which includes any real property, fixtures, equipment, inventory and other property related thereto) operated, or to be operated, by the US Borrower or any Restricted Subsidiary. “Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company or other entity of which (a) the Equity Interests having ordinary voting power (other than Equity Interests having such power only by reason of the happening of a contingency) to elect a majority of the Board of Directors of such corporation, partnership, limited liability company or other entity are at the time owned by such Person or (b) more than 50.0% of the Equity Interests are at the time owned by such Person. Unless otherwise indicated in this Agreement, all references to Subsidiaries will mean Subsidiaries of the US Borrower. “Subsidiary Guarantor” means any Guarantor other than Holdings or Holdings GP. “Successor Borrower” has the meaning specified in Section 7.04(e). “Successor Holdings” means any successor to Holdings pursuant to Section 7.04(a)(iii), 7.04(g)(ii) or 7.10(b)(ii), as applicable, together with such Person’s subsequent successors and assigns permitted hereunder. “Successor Holdings GP” means any successor to Holdings GP pursuant to Section 7.04(a)(iii), 7.04(g)(ii) or 7.10(b)(ii), as applicable, together with such Person’s subsequent successors and assigns permitted hereunder. “Supplemental Administrative Agent” and “Supplemental Administrative Agents” have the meanings specified in Section 10.12(a). “Supplemental Revolving Agent” and “Supplemental Revolving Agents” have the meanings specified in Section 10.12(a). “Supported QFC” has the meaning specified in Section 11.26(a). “Swap Obligations” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act. “Swap Termination Value” means, in respect of any one or more Hedge Agreements, after taking into account the effect of any legally enforceable netting agreement relating to such Hedge Agreements, (a) for any date on or after the date such Hedge Agreements have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Hedge Agreements, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Hedge Agreements (which may include a Lender or any Affiliate of a Lender). “Swing Line Lender” means PNC, in its capacity as the Swing Line Lender hereunder, together with its permitted successors and assigns in such capacity.

- 78 - “Swing Line Loan” means the swing line loan made by the Swing Line Lender to the US Borrower pursuant to Section 2.03. “Swing Line Loan Request” means a Swing Line Loan Request substantially in the form of Exhibit A-4, or such other form as approved by the AdministrativeRevolving Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the AdministrativeRevolving Agent), appropriately completed and signed by a Responsible Officer of the US Borrower. “Swing Line Note” means a promissory note in the form of Exhibit B-3, as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time. “Swing Line Sublimit” means the greater of (a) $10,000,000 and (b) such higher amount as the US Borrower, the Swing Line Lender and the AdministrativeRevolving Agent may from time to time agree. “Taxes” has the meaning specified in Section 3.01(a). “Term CORRA” means, for any calculation with respect to any Term CORRA Rate Loan denominated in Canadian Dollars, the Term CORRA Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term CORRA Determination Day”) that is two (2) Business Days prior to the first day of such Interest Period, as such rate is published by the Term CORRA Administrator; provided, however, that if as of 1:00 p.m. (Toronto time) on any Periodic Term CORRA Determination Day the Term CORRA Reference Rate for the applicable tenor has not been published by the Term CORRA Administrator and a Benchmark Replacement Date with respect to the Term CORRA Reference Rate has not occurred, then Term CORRA will be the Term CORRA Reference Rate for such tenor as published by the Term CORRA Administrator on the first preceding Business Day for which such Term CORRA Reference Rate for such tenor was published by the Term CORRA Administrator so long as such first preceding Business Day is not more than three (3) Business Days prior to such Periodic Term CORRA Determination Day. “Term CORRA Administrator” means Candeal Benchmark Administration Services Inc., TSX Inc., or any successor administrator. “Term CORRA Rate Loan” means a Loan that bears interest based on Adjusted Term CORRA. “Term CORRA Reference Rate” means the forward-looking term rate based on CORRA. “Term Loan” means the Initial Term Loans, Incremental Term Loans, Extended Term Loans and Refinancing Term Loans, to the extent not otherwise indicated and as the context may require. “Term Loan Commitment” means, as to each Lender, its obligation to make a Term Loan to a Borrower hereunder (including any Initial Term Loan Commitment), expressed as an amount representing the maximum principal amount of the Term Loans to be made by such Lender under this Agreement, as such commitment may be (a) reduced from time to time pursuant to Section 2.08, (b) reduced or increased from time to time pursuant to (i) assignments by or to such Lender pursuant to an Assignment and Assumption, (ii) a Refinancing Amendment or (iii) an Extension and (c) increased from time to time pursuant to an Incremental Amendment. “Term Loan Exposure” means, with respect to any Lender, as of any date of determination, the outstanding principal amount of the Term Loans of such Lender; provided, at any time prior to the making of the Term Loans, the Term Loan Exposure of any Lender shall be equal to such Lender’s Term Loan

- 79 - Commitment, or, with regard to any Incremental Amendment at any time prior to the making of the applicable Incremental Term Loans thereunder, the Term Loan Exposure of any Lender with respect to such Incremental Term Facility shall be equal to such Lender’s Incremental Term Loan Commitment thereunder. “Term Loan Lender” means a Lender having a Term Loan Commitment or other Term Loan Exposure. “Term Loan Note” means a promissory note of the Borrowers payable to any Lender or its registered assigns, in substantially the form of Exhibit B-1 hereto, evidencing the aggregate Indebtedness of the Borrowers to such Lender resulting from the Term Loans made by such Lender. “Term SOFR” means, with respect to any Interest Period, the forward-looking term rate based on SOFR (the “Term SOFR Reference Rate”) for a tenor comparable to the applicable Interest Period on the day (such day, the “Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor published by the Term SOFR Administrator on the U.S. Government Securities Business Day first preceding such Determination Day so long as such U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Determination Day. “Term SOFR Adjustment” means a percentage per annum as set forth below for the applicable Interest Period: Interest Period Percentage One month 0.11448 % Three month 0.26161% Six month 0.42826% “Term SOFR Loan” means a Loan that bears interest at a rate based on Term SOFR. “Termination Conditions” means, collectively, (a) the payment in full in cash of the Obligations (other than (i) contingent indemnification obligations as to which no claim has been asserted, (ii) Obligations under Secured Hedge Agreements as to which alternative arrangements acceptable to the Hedge Bank thereunder have been made and (iii) Cash Management Obligations) and (b) the termination of the Commitments and the termination or expiration of all Letters of Credit under this Agreement (unless backstopped or Cash Collateralized in an amount equal to 103% of the maximum drawable amount of any such Letter of Credit or otherwise in an amount and/or in a manner reasonably acceptable to the Issuing Banks). “Test Period” in effect at any time means the most recent period of four consecutive fiscal quarters of the US Borrower ended on or prior to such time (taken as one accounting period) in respect of which financial statements for each quarter or fiscal year in such period are available or, in the case of Article

- 80 - VIII, are required to be delivered pursuant to Section 6.01(a) or (b) (which may be internal financial statements except (i) to the extent this Agreement otherwise expressly states that the Test Period is specified in a Compliance Certificate, in which case such financial statements shall have been delivered pursuant to Section 6.01(a) or (b) for the Test Period set forth in such Compliance Certificate or (ii) for purposes of Article VIII). A Test Period may be designated by reference to the last day thereof (i.e., the “December 31st Test Period” of a particular year refers to the period of four consecutive fiscal quarters of the US Borrower ended on December 31st of such year), and a Test Period shall be deemed to end on the last day thereof. “Threshold Amount” means the greater of (a) 20% of Closing Date EBITDA and (b) 20% of TTM Consolidated Adjusted EBITDA. “Third Amendment” means that certain Third Amendment, dated as of January 30, 2024, by and among the Administrative Agent, the Borrowers, the other parties party thereto and the Purchasing Term Lender (as defined therein). “Third Amendment Accrued Interest” has the meaning assigned to such term in the definition of Interest Payment Date. “Third Amendment Effective Date” means January 30, 2024. “Threshold Amount” means the greater of (a) 20% of Closing Date EBITDA and (b) 20% of TTM Consolidated Adjusted EBITDA. “Total Net Leverage Ratio” means, with respect to any Test Period, the ratio of (a) Consolidated Net Debt as of the last day of such Test Period to (b) Consolidated Adjusted EBITDA of the Borrowers for such Test Period. “Total Utilization of Revolving Commitments” means, as of any date of determination, the sum of (i) the aggregate principal amount of all outstanding Revolving Loans other than Revolving Loans made for the purpose of repaying any Refunded Swing Line Loans or reimbursing the Issuing Banks for any amount drawn under any Letter of Credit, but not yet so applied, (ii) the aggregate principal amount of all outstanding Swing Line Loans and (iii) the Letter of Credit Usage. “Traded Securities” means any debt or equity securities issued pursuant to a public offering or Rule 144A offering. “Transaction Expenses” means any fees or expenses incurred or paid by Holdings or any of its Subsidiaries in connection with the Transactions, this Agreement and the other Loan Documents and the transactions contemplated hereby and thereby, including any amortization thereof in any period, including any amortization thereof in any period. “Transactions” means, collectively, (a) the Equity Contribution, (b) the funding of the Initial Term Loans and Revolving Loans on the Closing Date, (c) the consummation of the Acquisition on the Closing Date, including the payments to the holders of the Equity Interests of the Parent in connection therewith, (d) the Closing Date Refinancing and (e) the payment of the Transaction Expenses. “Transformative Acquisition” means any Acquisition Transaction that is either (a) not permitted by the terms of this Agreement immediately prior to the consummation of such acquisition or (b) if permitted by the terms of this Agreement immediately prior to the consummation thereof, would not provide the Borrowers and the Restricted Subsidiaries with adequate flexibility under the Loan Documents for the continuation and/or expansion of their combined operations following the consummation thereof, as determined by the US Borrower acting in good faith.

"**TTM Consolidated Adjusted EBITDA**" means, as of any date of determination, the Consolidated Adjusted EBITDA of the US Borrower and the Restricted Subsidiaries, determined on a Pro Forma Basis, for the four consecutive fiscal quarters most recently ended prior to such date for which financial statements are internally available.

"**Type**" means, with respect to a Loan, its character as a Base Rate Loan, a Term SOFR Loan, a Canadian Prime Rate Loan or a ~~CDOR~~Term CORRA Rate Loan.

"**UK Financial Institution**" means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain Affiliates of such credit institutions or investment firms.

"**UK Resolution Authority**" means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

"**Undisclosed Administration**" means, in relation to a Lender or its direct or indirect parent entity, the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian, or other similar official by a supervisory authority or regulator under or based on the law in the country where such Lender or such parent entity is subject to home jurisdiction supervision, if applicable law requires that such appointment not be disclosed.

"**Unfunded Advances/Participations**" means (a) with respect to the ~~Administrative~~Applicable Agent, the aggregate amount, if any (i) made available to a Borrower on the assumption that each Lender has made available to the ~~Administrative~~Applicable Agent such Lender's share of the applicable Borrowing available to the ~~Administrative~~Applicable Agent as contemplated by Sections 2.01(b)(ii) and 2.02(b)(ii) and (ii) with respect to which a corresponding amount shall not in fact have been returned to the ~~Administrative~~Applicable Agent by such Borrower or made available to the ~~Administrative~~Applicable Agent by any such Lender, (b) with respect to the Swing Line Lender, the aggregate amount, if any, of outstanding Swing Line Loans in respect of which any Revolving Lender fails to make available to the ~~Administrative~~Revolving Agent for the account of the Swing Line Lender any amount required to be paid by such Lender pursuant to Section 2.03(c) and (c) with respect to the Issuing Banks, the aggregate amount, if any, of amounts drawn under Letters of Credit in respect of which a Revolving Lender shall have failed to make amounts available to the applicable Issuing Banks pursuant to Section 2.04(c).

"**Uniform Commercial Code**" means the Uniform Commercial Code or any successor provision thereof as the same may from time to time be in effect in the State of New York or the Uniform Commercial Code or any successor provision thereof (or similar code or statute) of another jurisdiction, to the extent it may be required to apply to any item or items of Collateral.

"**United States**" and "**U.S.**" mean the United States of America.

"**Unrestricted Lender**" means any Regulated Entity, any Revolving Lender as of the Closing Date, any Lead Arranger or any of their respective Affiliates.

"**Unrestricted Subsidiary**" means (a) each Securitization Subsidiary and (b) any Subsidiary of a Borrower designated by the Board of Directors of the US Borrower as an Unrestricted Subsidiary pursuant

- 81 -

- 82 - to Section 6.13 subsequent to the date hereof, in each case, until such Person ceases to be an Unrestricted Subsidiary of a Borrower in accordance with Section 6.13 or ceases to be a Subsidiary of a Borrower. “U.S. Lender” has the meaning specified in Section 3.01(e). “US Borrower” has the meaning specified in the introductory paragraph to this Agreement. “US Security Agreement” means, collectively, the US Security Agreement executed by the Loan Parties party thereto, substantially in the form of Exhibit F-1, together with each Security Agreement Supplement thereto executed and delivered pursuant to Section 6.11. “USA PATRIOT Act” means The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Public Law No. 107-56 (signed into law October 26, 2001)), as amended or modified from time to time. “Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment, by (b) the then outstanding principal amount of such Indebtedness; provided that for purposes of determining the Weighted Average Life to Maturity of (i) any Refinanced Debt, (ii) any Indebtedness that is being modified, refinanced, refunded, renewed, replaced or extended, or (iii) any Term Loans for purposes of incurring any other Indebtedness (in any such case, the “Applicable Indebtedness”), the effects of any amortization payments or other prepayments made on such Applicable Indebtedness (including the effect of any prepayment on remaining scheduled amortization) prior to the date of the applicable modification, refinancing, refunding, renewal, replacement, extension or incurrence shall be disregarded. “wholly-owned” means, with respect to a Subsidiary of a Person, a Subsidiary of such Person all of the outstanding Equity Interests of which (other than (a) director’s qualifying shares and (b) nominal shares issued to foreign nationals to the extent required by applicable Law) are owned by such Person and/or by one or more wholly-owned Subsidiaries of such Person. “Withdrawal Liability” means the liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such term is defined in Part I of Subtitle E of Title IV of ERISA. “Withholding Agent” means a Borrower, any Guarantor, the Revolving Agent or the Administrative Agent. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail- In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability

- 83 - arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms. (b) (i) The words “herein,” “hereto,” “hereof” and “hereunder” and words of similar import when used in any Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof; (ii) references in this Agreement to an Exhibit, Schedule, Article, Section, clause or sub- clause refer (A) to the appropriate Exhibit or Schedule to, or Article, Section, clause or sub-clause in this Agreement or (B) to the extent such references are not present in this Agreement, to the Loan Document in which such reference appears; (iii) the term “including” is by way of example and not limitation; (iv) the term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form; (v) the term “continuing” means, with respect to a Default or Event of Default, that it has not been cured or waived; and (vi) in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.” (c) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document. (d) For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws) (a “Division”), if (a) any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time. (e) For purposes of any assets, liabilities or entities located in the Province of Quebec, Canada and for all other purposes pursuant to which the interpretation or construction of this Agreement may be subject to the laws of the Province of Quebec, Canada, or a court or tribunal exercising jurisdiction in the Province of Quebec, Canada, (i) “personal property” shall include “movable property”, (ii) “real property” or “real estate” shall include “immovable property”, (iii) “tangible property” shall include “corporeal property”, (iv) “intangible property” shall include “incorporeal property”, (v) “security interest”, “mortgage” and “lien” shall include a “hypothec”, “right of retention”, “prior claim”, “reservation of ownership” and a resolutory clause, (vi) all references to filing, perfection, priority, remedies, registering or recording under the UCC or a PPSA shall include publication under the Civil Code of Quebec, (vii) all references to “perfection” of or “perfected” liens or security interest shall include a reference to an “opposable” or “set up” hypothec as against third parties, (viii) any “right of offset”, “right of setoff” or similar expression shall include a “right of compensation”, (ix) “goods” shall include “corporeal movable property” other than chattel paper, documents of title, instruments, money and securities, (x) an “agent” shall include a “mandatary”, (xi) “construction liens” or “mechanics, materialmen, repairmen, construction contractors or other like Liens” shall include “legal hypothecs” and “legal hypothecs in favour of persons having taken part in the construction or renovation of an immovable”, (xii) “joint and several” shall include “solidary”, (xiii) “gross negligence or willful misconduct” shall be deemed to be “intentional or gross fault”,

- 84 - (xiv) “beneficial ownership” shall include “ownership on behalf of another as mandatary”, (xv) “easement” shall include “servitude”, (xvi) “priority” shall include “rank” or “prior claim”, as applicable, (xvii) “survey” shall include “certificate of location and plan”, (xviii) “state” shall include “province”, (xix) “fee simple title” shall include “absolute ownership” and “ownership” (including ownership under a right of superficies), (xx) “accounts” shall include “claims”, (xxi) “legal title” shall be including “holding title on behalf of an owner as mandatory or prete-nom”, (xxii) “ground lease” shall include “emphyteusis” or a “lease with a right of superficies, as applicable, (xxiii) “leasehold interest” shall include a “valid lease”, (xxiv) “lease” shall include a “leasing contract” and (xxv) “guarantee” and “guarantor” shall include “suretyship” and “surety”, respectively. The parties hereto confirm that it is their wish that this Agreement and any other document executed in connection with the transactions contemplated herein be drawn up in the English language only and that all other documents contemplated thereunder or relating thereto, including notices, may also be drawn up in the English language only. Les parties aux présentes confirment que c’est leur volonté que cette convention et les autres documents de crédit soient rédigés en langue anglaise seulement et que tous les documents, y compris tous avis, envisagés par cette convention et les autres documents peuvent être rédigés en langue anglaise seulement. Accounting and Finance Terms; Accounting Periods; Unrestricted Subsidiaries; Determination of Fair Market Value. All accounting terms, financial terms or components of such terms not specifically or completely defined herein shall be construed in conformity with GAAP to the extent GAAP defines such term or a component of such term. To the extent GAAP does not define such term or a component of such term, such term shall be calculated by the Borrowers in good faith. For purposes of calculating any consolidated amounts necessary to determine compliance by any Person and, if applicable, its Restricted Subsidiaries with any ratio or other financial covenant in this Agreement, Unrestricted Subsidiaries shall be excluded. Unless the context indicates otherwise, any reference to a “fiscal year” shall refer to a fiscal year of the Borrowers ending December 31, and any reference to a “fiscal quarter” shall refer to a fiscal quarter of the Borrowers ending March 31, June 30, September 30 or December 31. All determinations of fair market value under a Loan Document shall be made by the US Borrower in good faith and, if such determination is consistent with a valuation or opinion of an Independent Financial Advisor, such determination shall be conclusive for all purposes under the Loan Documents or related to the Obligations. Rounding. Any financial ratios required to be satisfied in order for a specific action to be permitted under this Agreement or any other Loan Document shall be calculated by dividing the appropriate component by the other component, carrying the result to one decimal place more than the number of decimal places by which such ratio is expressed herein (the “applicable decimal place”) and rounding the result up or down to the applicable decimal place. References to Agreements, Laws, Etc. Unless otherwise expressly provided herein, (a) references to Organization Documents, agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are not prohibited by any Loan Document; and (b) references to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law. Times of Day. Unless otherwise specified, all references herein to times of day shall be references to New York City time (daylight or standard, as applicable). Available Amount Transactions. If more than one action occurs on any given date the permissibility of the taking of which is determined hereunder by reference to the amount of the Available Amount immediately prior to the taking of such action, the permissibility of the taking of each

- 85 - such action shall be determined independently, but in no event may any two or more such actions be treated as occurring simultaneously (i.e., each transaction must be permitted under the Available Amount as so calculated). Pro Forma Calculations; Limited Condition Acquisitions; Basket and Ratio Compliance. (a) Notwithstanding anything to the contrary herein, the First Lien Net Leverage Ratio, the Secured Net Leverage Ratio, the Total Net Leverage Ratio and the Interest Coverage Ratio shall be calculated in the manner prescribed by this Section 1.08; provided, that notwithstanding anything to the contrary in clauses (b), (c) or (d) of this Section 1.08, when calculating the First Lien Net Leverage Ratio for purposes of Section 2.07(b)(i) and the Asset Sale Prepayment Percentage, the events described in this Section 1.08 that occurred subsequent to the end of the applicable Test Period shall not be given pro forma effect. (b) For purposes of calculating the First Lien Net Leverage Ratio, the Secured Net Leverage Ratio, the Total Net Leverage Ratio and the Interest Coverage Ratio, Specified Transactions (and the incurrence or repayment of any Indebtedness in connection therewith) that have been made (i) during the applicable Test Period or (ii) subsequent to such Test Period and prior to or simultaneously with the event for which the calculation of any such ratio is made shall be calculated on a pro forma basis assuming that all such Specified Transactions (and any increase or decrease in Consolidated Adjusted EBITDA and the component financial definitions used therein attributable to any Specified Transaction) had occurred on the first day of the applicable Test Period. If since the beginning of any applicable Test Period any Person that subsequently became a Restricted Subsidiary or was merged, amalgamated or consolidated with or into a Borrower or any of its Restricted Subsidiaries since the beginning of such Test Period shall have made any Specified Transaction identified by the US Borrower that would have required adjustment pursuant to this Section 1.08, then the First Lien Net Leverage Ratio, the Secured Net Leverage Ratio, the Total Net Leverage Ratio and the Interest Coverage Ratio shall be calculated to give pro forma effect thereto in accordance with this Section 1.08. (c) Whenever pro forma effect is to be given to a Specified Transaction, the pro forma calculations shall be made in good faith by a Responsible Officer and may include, for the avoidance of doubt, the amount of cost savings, operating expense reductions, cost synergies, material changes to amounts to be paid by or received by Loan Parties, projected by the US Borrower in good faith to be realized as a result of specified actions taken, committed to be taken or expected to be taken (calculated on a pro forma basis as though amounts had been realized on the first day of such Test Period and as if any such cost savings, operating expense reductions and cost synergies were realized during the entirety of such period) relating to such Specified Transaction, net of the amount of actual benefits realized during such period from such actions (such amounts, “Specified Transaction Adjustments”); provided that (i) such Specified Transaction Adjustments are reasonably identifiable and quantifiable in the good faith judgment of the US Borrower, (ii) such actions are taken, committed to be taken or expected to be taken no later than twenty- four months after the date of such Specified Transaction, and (iii) no amounts shall be included pursuant to this clause (c) to the extent duplicative of any amounts that are otherwise included in calculating Consolidated Adjusted EBITDA, whether through a pro forma adjustment or otherwise, with respect to any Test Period. (d) In the event that a Borrower or any Restricted Subsidiary incurs (including by assumption or guarantees) or repays (including by redemption, repayment, retirement or extinguishment) any Indebtedness included in the calculations of the First Lien Net Leverage Ratio, the Secured Net Leverage Ratio, the Total Net Leverage Ratio and the Interest Coverage Ratio, as the case may be (in each case, other than, except for purposes of Article VIII, Indebtedness incurred or repaid under any revolving credit facility

- 86 - in the ordinary course of business for working capital purposes), (i) during the applicable Test Period or (ii) subsequent to the end of the applicable Test Period and prior to or simultaneously with the event for which the calculation of any such ratio is made, then the First Lien Net Leverage Ratio, the Secured Net Leverage Ratio, the Total Net Leverage Ratio and the Interest Coverage Ratio shall be calculated giving pro forma effect to such incurrence or repayment of Indebtedness, to the extent required, as if the same had occurred on the last day of the applicable Test Period with respect to leverage ratios or the first day of such Test Period with respect to the Interest Coverage Ratio. (e) Notwithstanding anything to the contrary in this Agreement or any classification under GAAP of any Person, business, assets or operations in respect of which a definitive agreement for the disposition thereof has been entered into as discontinued operations, no pro forma effect shall be given to any discontinued operations (and the Consolidated Adjusted EBITDA attributable to any such Person, business, assets or operations shall not be excluded for any purposes hereunder) until such disposition shall have been consummated. (f) Notwithstanding anything in this Agreement or any Loan Document to the contrary, (i) the Borrowers may rely on more than one basket or exception hereunder (including both ratio-based and non-ratio based baskets and exceptions, and including partial reliance on different baskets that, collectively, permit the entire proposed transaction) at the time of any proposed transaction, and the Borrowers may, in their sole discretion, at any later time divide, classify or reclassify such transaction (or any portion thereof) in any manner that complies with the available baskets and exceptions hereunder at such later time (provided that with respect to reclassification of Indebtedness and Liens, any such reclassification shall be subject to the parameters of Sections 7.01 and 7.03, as applicable), (ii) unless the Borrowers elect otherwise, if a Borrower or its Restricted Subsidiaries in connection with any transaction or series of related transactions (A) incurs Indebtedness, creates Liens, makes Dispositions, makes Investments, designates any Subsidiary as restricted or unrestricted or repays any Indebtedness or takes any other action under or as permitted by a ratio- based basket and (B) incurs Indebtedness, creates Liens, makes Dispositions, makes Investments, designates any Subsidiary as restricted or unrestricted or repays any Indebtedness or takes any other action under a non-ratio-based basket (which shall occur within five Business Days of the events in clause (A) above), then the applicable ratio will be calculated with respect to any such action under the applicable ratio-based basket without regard to any such action under such non-ratio- based basket made in connection with such transaction or series of related transactions, (iii) if a Borrower or its Restricted Subsidiaries enters into any revolving, delayed draw or other committed debt facility, the Borrowers may elect by written notice to the AdministrativeApplicable Agent (or shall be deemed to have elected with respect to any Incremental Revolving Commitments) to determine compliance of such debt facility (including the incurrence of Indebtedness and Liens from time to time in connection therewith) with this Agreement and each other Loan Document on the date commitments with respect thereto are first received, assuming the full amount of such facility is incurred (and any applicable Liens are granted) on such date, in which case such committed amount may thereafter be borrowed or reborrowed, in whole or in part, from time to time, without further compliance with such applicable ratio-based basket hereunder, in lieu of determining such compliance on any subsequent date (including any date on which Indebtedness is incurred pursuant to such facility); provided that, in each case, any future calculation of such ratio-based basket shall only include amounts borrowed and outstanding as of such date of determination, and

- 87 - (iv) if a Borrower or any Restricted Subsidiary incurs Indebtedness under a ratio-based basket, such ratio-based basket (together with any other ratio-based basket utilized in connection therewith, including in respect of other Indebtedness, Liens, Dispositions, Investments, Restricted Payments or payments in respect of Junior Financing) will be calculated excluding the cash proceeds of such Indebtedness for netting purposes (i.e., such cash proceeds shall not reduce the Borrowers’ Consolidated Net Debt or Consolidated Secured Net Debt pursuant to clause (b) of the definition of such terms), provided that the actual application of such proceeds may reduce Indebtedness for purposes of determining compliance with any such applicable ratio-based basket. For example, if a Borrower incurs Indebtedness under the Fixed Incremental Amount on the same date that it incurs Indebtedness under the Ratio Amount, then the First Lien Net Leverage Ratio and any other applicable ratio will be calculated with respect to such incurrence under the Ratio Amount without regard to any incurrence of Indebtedness under the Fixed Incremental Amount. Unless the Borrowers elect otherwise, each Incremental Facility (or Incremental Equivalent Debt) shall be deemed incurred first under the Ratio Amount to the extent permitted (and calculated prior to giving effect to any substantially simultaneous incurrence of any Indebtedness based on a basket or exception that is not based on a financial ratio, including under the Revolving Facility and/or the Fixed Incremental Amount), with any balance incurred under the Fixed Incremental Amount. For purposes of determining compliance with Section 2.16, in the event that any Incremental Facility or Incremental Equivalent Debt (or any portion thereof) meets the criteria of Ratio Amount or Fixed Incremental Amount, the Borrowers may, in their sole discretion, at the time of incurrence, divide, classify or reclassify, or at any later time divide, classify or reclassify, such Indebtedness (or any portion thereof) in any manner that complies with Section 2.16 on the date of such classification or any such reclassification, as applicable. (g) Notwithstanding anything in this Agreement or any Loan Document to the contrary, when (i) calculating any applicable ratio in connection with the incurrence of Indebtedness, the creation of Liens, the making of any Disposition, the making of an Investment, the making of a Restricted Payment, the designation of a Subsidiary as restricted or unrestricted, the repayment of Indebtedness or for any other purpose, (ii) determining the accuracy of any representation or warranty, (iii) determining whether any Default or Event of Default has occurred, is continuing or would result from any action, or (iv) determining compliance with any other condition precedent to any action or transaction, in each case of clauses (i) through (iv) in connection with a Limited Condition Acquisition, the date of determination of such ratio, the accuracy of such representation or warranty (but taking into account any earlier date specified therein), whether any Default or Event of Default has occurred, is continuing or would result therefrom, or the satisfaction of any other condition precedent shall, at the option of the US Borrower (the US Borrower’s election to exercise such option in connection with any Limited Condition Acquisition, an “LCA Election”), be deemed to be the date the definitive agreements for such Limited Condition Acquisition are entered into (the “LCA Test Date”). If on a Pro Forma Basis after giving effect to such Limited Condition Acquisition and the other transactions to be entered into in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) such ratios, representations and warranties, absence of defaults, satisfaction of conditions precedent and other provisions are calculated as if such Limited Condition Acquisition or other transactions had occurred at the beginning of the most recent Test Period ending prior to the LCA Test Date for which financial statements are available, the Borrowers

- 88 - could have taken such action on the relevant LCA Test Date in compliance with the applicable ratios or other provisions, such provisions shall be deemed to have been complied with, unless a Specified Event of Default is continuing on the date on which such Limited Condition Acquisition is consummated. For the avoidance of doubt, (i) if any of such ratios, representations and warranties, absence of defaults, satisfaction of conditions precedent or other provisions are exceeded or breached as a result of fluctuations in such ratio (including due to fluctuations in Consolidated Adjusted EBITDA), a change in facts and circumstances or other provisions at or prior to the consummation of the relevant Limited Condition Acquisition, such ratios, representations and warranties, absence of defaults, satisfaction of conditions precedent and other provisions will not be deemed to have been exceeded, breached, or otherwise failed as a result of such fluctuations or changed circumstances solely for purposes of determining whether the Limited Condition Acquisition and any related transactions is permitted hereunder and (ii) such ratios and compliance with such conditions shall not be tested at the time of consummation of such Limited Condition Acquisition or related Specified Transactions. If the US Borrower has made an LCA Election for any Limited Condition Acquisition, then in connection with any subsequent calculation of any ratio or basket availability with respect to any other Specified Transaction or otherwise on or following the relevant LCA Test Date and prior to the earlier of the date on which such Limited Condition Acquisition is consummated or the date that the definitive agreement for such Limited Condition Acquisition is terminated or expires without consummation of such Limited Condition Acquisition, any such ratio or basket shall be calculated on a Pro Forma Basis assuming such Limited Condition Acquisition and other transactions in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) have been consummated. For purposes of any calculation pursuant to this clause (g) of the Interest Coverage Ratio, Consolidated Interest Expense may be calculated using an assumed interest rate for the Indebtedness to be incurred in connection with such Limited Condition Acquisition based on the indicative interest margin contained in any financing commitment documentation with respect to such Indebtedness or, if no such indicative interest margin exists, as reasonably determined by the US Borrower in good faith. (h) For purposes of calculating the Ratio Amount, Permitted Ratio Debt and Section 7.01(i) (including for purposes of Section 7.03(l)(ii)), the phrase “immediately prior to such incurrence” shall be construed to apply only if, at the time of such determination, on a Pro Forma Basis for such incurrence of Indebtedness and/or Liens (and for any related Permitted Investment, if applicable), (w) the First Lien Net Leverage Ratio would be greater than the Closing Date First Lien Net Leverage Ratio, (x) the Secured Net Leverage Ratio would be greater than the Closing Date Secured Net Leverage Ratio plus 0.25, (y) the Total Net Leverage Ratio would be greater than the Closing Date Total Net Leverage Ratio plus 0.50 or (z) the Interest Coverage Ratio would be less than 2.00 to 1.00, as applicable. (i) For purposes of determining the maturity date of any Indebtedness, customary bridge loans that are subject to customary conditions (including no payment or bankruptcy event of default) that would either automatically be extended as, converted into or required to be exchanged for permanent refinancing shall be deemed to have the maturity date as so extended, converted or exchanged. Currency Equivalents Generally. (a) For purposes of determining compliance with Sections 7.01, 7.02 and 7.03 with respect to any amount of Lien, Indebtedness or Investment in a currency other than Dollars, no Default or Event of Default shall be deemed to have occurred solely as a result of changes in rates of currency exchange occurring after the time such Lien, Indebtedness or Investment is incurred (so long as such Indebtedness or Investment, at the time incurred, made or acquired, was permitted hereunder). (b) For purposes of this Agreement and the other Loan Documents, where the permissibility of a transaction or determinations of required actions or circumstances depend upon compliance with, or are determined by reference to, amounts stated in Dollars, any requisite currency translation (i) with respect

- 89 - to Loans or Commitments, shall be based on the Exchange Rate and (ii) with respect to any other amounts, shall be based on the rate of exchange between the applicable currency and Dollars as reasonably determined by the US Borrower, in each case in effect on the Business Day immediately preceding the date of such transaction or determination (subject to clauses (c) and (d) below) and shall not be affected by subsequent fluctuations in exchange rates. (c) For purposes of determining compliance with any Dollar-denominated restriction on the incurrence of Indebtedness, the Dollar-equivalent principal amount of Indebtedness denominated in a foreign currency shall be calculated based on the Exchange Rate in effect on the date such Indebtedness was incurred, in the case of term debt, or first committed, in the case of revolving credit debt (or, in the case of an LCA Election, on the date of the applicable LCA Test Date); provided that, if such Indebtedness is incurred to refinance other Indebtedness denominated in a foreign currency, and such refinancing would cause the applicable Dollar-denominated restriction to be exceeded if calculated at the Exchange Rate in effect on the date of such refinancing, such Dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such Indebtedness so refinanced does not exceed the principal amount of such Indebtedness being refinanced. Notwithstanding the foregoing, the principal amount of any Indebtedness incurred to refinance other Indebtedness, if incurred in a different currency from the Indebtedness being refinanced, shall be calculated based on the Exchange Rate that is in effect on the date of such refinancing. (d) For purposes of determining the First Lien Net Leverage Ratio, the Secured Net Leverage Ratio, the Total Net Leverage Ratio and the Interest Coverage Ratio, including Consolidated Adjusted EBITDA when calculating such ratios, all amounts denominated in a currency other than Dollars will be converted to Dollars for any purpose (including testing the any financial maintenance covenant) at the effective rate of exchange in respect thereof reflected in the consolidated financial statements of the Borrowers for the applicable Test Period for which such measurement is being made, and will reflect the currency translation effects, determined in accordance with GAAP, of Hedge Agreements permitted hereunder for currency exchange risks with respect to the applicable currency in effect on the date of determination of the Dollar equivalent of such Indebtedness. Rates. The Administrative Agent, the Revolving Agent and the Lenders do not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Base Rate, the Canadian Prime Rate, the Term SOFR Reference Rate or, Adjusted Term SOFR, Term CORRA Reference Rate, Term CORRA, Adjusted Term CORRA, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Base Rate, the Canadian Prime Rate, the Term SOFR Reference Rate, Term SOFR, Term CORRA Reference Rate, Term CORRA, Adjusted Term CORRA or any other Benchmark prior to its discontinuance or unavailability or (b) the effect, implementation or composition of any Conforming Changes or Conforming Changes (except, in each case, to the extent of liabilities resulting primarily from the bad faith, gross negligence or willful misconduct of the Administrative Agent or the Revolving Agent, as applicable (as determined in a final, nonappealable judgment by a court of competent jurisdiction). The Administrative Agent, the Revolving Agent, the Lenders and each of itstheir respective Affiliates or other related entities may engage in transactions that affect the calculation of the Base Rate, the Canadian Prime Rate, the Term SOFR Reference Rate, Adjusted Term SOFR, Term CORRA Reference Rate, Term CORRA, Adjusted Term CORRA, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent, the Revolving Agent and the Lenders may select information sources or services in their reasonable discretion to ascertain the Base Rate,

- 90 - the Canadian Prime Rate, the Term SOFR Reference Rate, Adjusted Term SOFR, Term CORRA Reference Rate, Term CORRA, Adjusted Term CORRA, or any other Benchmark, in each case, pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service, except, in each case, to the extent of liabilities resulting from the bad faith, gross negligence or willful misconduct of the Administrative Agent or the Revolving Agent, as applicable. The Commitments and Borrowings Term Loans. (a) Term Loan Commitments. (i) Subject only to the conditions set forth in Section 4.01, each Lender with an Initial Term Loan Commitment severally agrees to make to the Borrowers on the Closing Date a term loan denominated in Dollars equal to such Lender’s Initial Term Loan Commitment (together with the 2021 Incremental Term Loans, the “Initial Term Loans”). (ii) Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be reborrowed. Initial Term Loans may be Base Rate Loans or Term SOFR Loans, as further provided herein. (iii) The Borrowers shall be jointly and severally liable for the Initial Term Loans. (b) Borrowing Mechanics for Term Loans. (i) Subject to Sections 4.01(a)(i), 4.02(c) and 2.16(a), each Borrowing of Term Loans shall be made upon the Borrowers’ irrevocable notice to the Administrative Agent, which may only be given in writing. Each such notice must be received by the Administrative Agent not later than (x) 1:00 p.m. three Business Days prior to the requested date of any Borrowing of Term SOFR Loans and (y) 1:00 p.m. one Business Day prior to the requested date of any Borrowing of Base Rate Loans; provided, however, that if the Borrowers wish to request Term SOFR Loans having an Interest Period other than one, two, three or six months in duration as provided in the definition of “Interest Period,” the applicable notice must be received by the Administrative Agent not later than 1:00 p.m. four Business Days prior to the requested date of such Borrowing, conversion or continuation, whereupon the Administrative Agent shall give prompt notice to the applicable Lenders of such request and determine whether the requested Interest Period is acceptable to all of them. Not later than 1:00 p.m., three Business Days before the requested date of such Borrowing, conversion or continuation, the Administrative Agent shall notify the Borrowers (which notice may be by telephone) whether or not the requested Interest Period has been consented to by all the applicable Lenders; provided, further, that such notices may be conditioned on the occurrence of the Closing Date or, with respect to Incremental Term Loans, may be conditioned on the occurrence of any transaction anticipated to occur in connection with such Incremental Term Loans. (ii) Each notice by the Borrowers pursuant to this Section 2.01(b) must be delivered to the Administrative Agent in the form of a Committed Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrowers. Each Committed Loan Notice shall specify (A) that the Borrowers are requesting a Borrowing of Term Loans, (B) the requested date of the

- 91 - Borrowing (which shall be a Business Day), (C) the Type of Term Loans to be borrowed, (D) the principal amount of Term Loans to be borrowed, together with an allocation (if any) of such amount elected to be provided to each Borrower (E) if applicable, the duration of the Interest Period with respect thereto and (F) the Borrowers’ wiring instructions. If such Borrower fails to specify a Type of Term Loan in a Committed Loan Notice, then the applicable Term Loans shall be made as Base Rate Loans. If such Borrower requests a Borrowing of Term SOFR Loans in any such Committed Loan Notice, but fails to specify an Interest Period for such Term SOFR Loans, such Borrower will be deemed to have specified an Interest Period of one month. (iii) Borrowings of more than one Type may be outstanding at the same time; provided that the total number of Interest Periods for Term SOFR Loans outstanding under this Agreement at any time shall comply with Section 2.10(g). (iv) Following receipt of a Committed Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount of its Pro Rata Share of the applicable tranche of Term Loans. In the case of each Borrowing, each Appropriate Lender shall make the amount of its Term Loan available to the Administrative Agent in Same Day Funds at the Administrative Agent’s Office not later than 1:00 p.m., on the Business Day specified in the applicable Committed Loan Notice. Upon satisfaction of the applicable conditions to such Borrowing, the Administrative Agent shall make all funds so received available to the applicable Borrower in like funds as received by the Administrative Agent by wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by such Borrower. (v) The failure of any Lender to make the Term Loan to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Term Loan on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Term Loan to be made by such other Lender on the date of any Borrowing. Revolving Loans. (a) Revolving Loan Commitment. During the Revolving Commitment Period, subject to the terms and conditions hereof, each Lender severally agrees to make revolving loans to the US Borrower from time to time on any Business Day in Dollars or Canadian Dollars (“Revolving Loans”) in an aggregate amount up to but not exceeding such Lender’s Revolving Commitment; provided, that after giving effect to the making of any Revolving Loans in no event shall the Total Utilization of Revolving Commitments exceed the Revolving Commitments then in effect. Amounts borrowed pursuant to this Section 2.02(a) may be repaid and reborrowed during the Revolving Commitment Period. Each Lender’s Revolving Commitment shall expire on the Revolving Commitment Termination Date, and all Revolving Loans and all other amounts owed hereunder with respect to the Revolving Loans and the Revolving Commitments shall be paid in full no later than such date. (b) Borrowing Mechanics for Revolving Loans. (i) Subject to Section 4.01(a)(i) in the case of Borrowings of Revolving Loans on the Closing Date only and Section 4.02(c) in the case of each other Borrowing of Revolving Loans, each Borrowing of Revolving Loans shall be made upon the US Borrower’s irrevocable notice to the AdministrativeRevolving Agent, which may only be given in writing (each request for a Swing Line Loan Borrowing shall be made in accordance with Section 2.03). Each such notice must be received by the AdministrativeRevolving Agent not later than (A) 1:00 p.m10:00 a.m. three Business Days prior to the requested date of any Borrowing of Term SOFR Loans or CDOR, (B) 10:00 a.m. four Business Days prior to the requested date of any Borrowing of Term CORRA Rate

- 92 - Loans, and (BC) 1:00 p.m one Business Day prior to the requested date of any Borrowing of Base Rate Loans or Canadian Prime Rate Loans. Each notice by the US Borrower pursuant to this Section 2.02(b) must be delivered to the AdministrativeRevolving Agent in the form of a Committed Loan Notice, appropriately completed and signed by a Responsible Officer of the US Borrower. Each Borrowing of Term SOFR Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Each Borrowing of CDORTerm CORRA Rate Loans shall be in a principal amount of Cdn.$500,000 or a whole multiple of Cdn.$100,000 in excess thereof. Each Borrowing of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Each Borrowing of Canadian Prime Rate Loans shall be in a principal amount of Cdn.$500,000 or a whole multiple of Cdn.$100,000 in excess thereof. Each Committed Loan Notice shall specify (1) the requested date of the Borrowing (which shall be a Business Day), (2) the principal amount and currency of Revolving Loans to be borrowed, (3) the Type of Revolving Loans to be borrowed and (4) if applicable, the duration of the Interest Period with respect thereto. Each Swing Line Loan shall be denominated in Dollars or Canadian Dollars and constitute a Base Rate Loan or Canadian Prime Rate Loan, as applicable. If the US Borrower fails to specify a Type of Revolving Loan in a Committed Loan Notice, then in the case of Revolving Loans, the applicable Revolving Loans shall be made as Base Rate Loans or Canadian Prime Rate Loans, as applicable. If the US Borrower fails to specify a currency in a Committed Loan Notice, then the US Borrower shall be deemed to have selected Dollars. If the US Borrower requests a Borrowing of Term SOFR Loans or CDORTerm CORRA Rate Loans in any such Committed Loan Notice, but fails to specify an Interest Period for such Term SOFR Loans or CDORTerm CORRA Rate Loans, the US Borrower will be deemed to have specified an Interest Period of one month. (ii) Following receipt of a Committed Loan Notice, the AdministrativeRevolving Agent shall promptly notify each Lender of the amount of its Pro Rata Share of the applicable Revolving Loans. In the case of each Borrowing, each Appropriate Lender shall make the amount of its Revolving Loan available to the AdministrativeRevolving Agent in Same Day Funds at the AdministrativeRevolving Agent’s Office not later than 1:00 p.m., on the Business Day specified in the applicable Committed Loan Notice; provided that any Lender may, at its option, make any Revolving Loan denominated in Canadian Dollars available to the AdministrativeRevolving Agent by causing any foreign or domestic branch or Affiliate of such Lender to make such Revolving Loan available to the AdministrativeRevolving Agent; provided, further, that any exercise of such option shall not affect the obligation of the US Borrower to repay such Revolving Loan in accordance with the terms of this Agreement. Upon satisfaction of the applicable conditions set forth in Section 4.02 (or if such Borrowing is on the Closing Date, Section 4.01), the AdministrativeRevolving Agent shall make all funds so received available to the US Borrower in like funds as received by the AdministrativeRevolving Agent by wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the AdministrativeRevolving Agent by the US Borrower; provided, however, that if, on the date the Committed Loan Notice with respect to such Borrowing is given by the US Borrower, there are Swing Line Loans outstanding or Reimbursement Obligations outstanding, then the proceeds of such Borrowing shall be applied, first, to the payment in full of any such Reimbursement Obligations, second, to the payment in full of any such Swing Line Loans and third, to the US Borrower as provided above. (iii) The failure of any Lender to make the Revolving Loan to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Revolving Loan on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Revolving Loan to be made by such other Lender on the date of any Borrowing.

SECTION 2.03 Swing Line Loans.

(a) Swing Line Loan. Subject to the terms and conditions set forth herein, the Swing Line Lender, in reliance on the agreements of the Revolving Lenders set forth in this Section 2.03, agrees to make Swing Line Loans in Dollars or Canadian Dollars to the US Borrower from time to time on any Business Day during the Revolving Commitment Period, in an aggregate principal amount not to exceed at any time outstanding the amount of the Swing Line Sublimit; *provided* that, after giving effect to any Swing Line Loan, (i) the Total Utilization of Revolving Commitments shall not exceed the Revolving Commitments, (ii) the Total Utilization of Revolving Commitments of any Revolving Lender shall not exceed such Lender's Revolving Commitment and (iii) the aggregate principal amount outstanding of all Swing Line Loans shall not exceed the Swing Line Sublimit; *provided*, *further*, that the Swing Line Lender shall not be required to make a Swing Line Loan to refinance an outstanding Swing Line Loan. Within the foregoing limits and subject to the terms and conditions set forth herein, the US Borrower may borrow, prepay and reborrow Swing Line Loans. Immediately upon the making of a Swing Line Loan by the Swing Line Lender, each Revolving Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a participation in such Swing Line Loan in an amount equal to such Revolving Lender's Pro Rata Share of the amount of such Swing Line Loan.

(b) Borrowing Mechanics for Swing Line Loans. Each Swing Line Loan Borrowing shall be made upon the US Borrower's irrevocable written notice to the Swing Line Lender and the ~~Administrative~~Revolving Agent. Each such notice may be given by a Swing Line Loan Request. Each such Swing Line Loan Request must be received by the Swing Line Lender and the ~~Administrative~~Revolving Agent not later than ~~1~~12 p.m. on the date of the requested Swing Line Loan Borrowing, and such notice shall specify (i) the amount and currency to be borrowed, which shall be in a minimum of $100,000 or a whole multiple of $25,000 in excess thereof (or, in the case of a Swing Line Loan denominated in Canadian Dollars, a minimum of Cdn.$100,000 or a whole multiple of Cdn.$25,000 in excess thereof), and (ii) the date of such Swing Line Loan Borrowing (which shall be a Business Day). Promptly after receipt by the Swing Line Lender of such notice, the Swing Line Lender will confirm with the ~~Administrative~~Revolving Agent that the ~~Administrative~~Revolving Agent has also received such notice and, if not, the Swing Line Lender will notify the ~~Administrative~~Revolving Agent of the contents thereof. Unless the Swing Line Lender has received notice from the ~~Administrative~~Revolving Agent (including at the request of the Required Revolving Lenders) prior to ~~1:00 p.m~~12:00 p.m. on such requested borrowing date (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the first sentence of Section 2.03(a) or (B) that one or more of the applicable conditions set forth in Section 4.02 is not then satisfied, then, subject to the terms and conditions set forth herein, the Swing Line Lender shall make each Swing Line Loan available to the US Borrower, by wire transfer thereof in accordance with instructions provided to (and reasonably acceptable to) the Swing Line Lender, not later than 3:00 p.m. on the requested date of such Swing Line Loan (which instructions may include standing payment instructions, which may be updated from time to time by the US Borrower, *provided* that, unless the Swing Line Lender shall otherwise agree, any such update shall not take effect until the Business Day immediately following the date on which such update is provided to the Swing Line Lender).

(c) Refinancing of Swing Line Loans.

(i) The Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of the US Borrower (which hereby irrevocably authorizes the Swing Line Lender to so request on its behalf), that each Revolving Lender make a Revolving Loan that is a Base Rate Loan or Canadian Prime Rate Loan, as applicable, in an amount equal to such Lender's Pro Rata Share of the amount of Swing Line Loans made by then Swing Line Lender then outstanding plus, if Swing Line Lender so requests, accrued interest thereon (the "**Refunded Swing Line Loans**"). Such request shall be made in writing (which written request shall be deemed to be a Committed

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Loan Notice for purposes hereof) and in accordance (including with respect to prior notice requirements) with the requirements of Section 2.02(b), without regard to the minimum and multiples specified therein, but subject to the aggregate unused Revolving Commitments and the conditions set forth in Section 4.02. The Swing Line Lender shall furnish the US Borrower with a copy of such Committed Loan Notice promptly after delivering such notice to the ~~Administrative~~Revolving Agent. Each Revolving Lender shall make an amount equal to its Pro Rata Share of the amount specified in such Committed Loan Notice available to the ~~Administrative~~Revolving Agent in immediately available funds (and the ~~Administrative~~Revolving Agent may apply Cash Collateral available with respect to the applicable Swing Line Loan) for the account of the Swing Line Lender at the ~~Administrative~~Revolving Agent's Office not later than ~~1:00 p.m. on~~ the day and time specified in such Committed Loan Notice, which shall not be earlier than 3:00 p.m. on the Business Day after the date the Revolving Lenders receive such Committed Loan Notice, whereupon, subject to Section 2.03(c)(ii), each Revolving Lender that so makes funds available shall be deemed to have made a Revolving Loan that is a Base Rate Loan or Canadian Prime Rate Loan, as applicable, to the US Borrower in such amount.

(ii) If for any reason any Swing Line Loan cannot be refinanced by such a Revolving Loan Borrowing in accordance with Section 2.03(c)(i), the request for Revolving Loans that are Base Rate Loans or Canadian Prime Rate Loans, as applicable, submitted by the Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the Revolving Lenders fund its participation in the relevant Swing Line Loan and each Revolving Lender's payment to the ~~Administrative~~Revolving Agent for the account of the Swing Line Lender pursuant to Section 2.03(c)(i) shall be deemed payment in respect of such participation. The ~~Administrative~~Revolving Agent shall notify the US Borrower of any participations in any Swing Line Loan funded pursuant to this clause (ii), and thereafter payments in respect of such Swing Line Loan (to the extent of such funded participations) shall be made to the ~~Administrative~~Revolving Agent for the benefit of the Lenders and not to the Swing Line Lender.

(iii) If any Revolving Lender fails to make available to the ~~Administrative~~Revolving Agent for the account of the Swing Line Lender any amount required to be paid by such Revolving Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(i), the Swing Line Lender (acting through the ~~Administrative~~Revolving Agent) shall be entitled to recover from such Revolving Lender, on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such Swing Line Lender at a rate per annum equal to the greater of the Federal Funds Rate from time to time in effect and a rate determined by the Swing Line Lender in accordance with banking industry rules on interbank compensation, *plus* any reasonable administrative, processing or similar fees customarily charged by the Swing Line Lender in connection with the foregoing. If such Revolving Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender's Revolving Loan included in the relevant Revolving Loan Borrowing or funded participation in the relevant Swing Line Loan, as the case may be. A certificate of the Swing Line Lender submitted (through the ~~Administrative~~Revolving Agent) to any Revolving Lender with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.

(iv) Each Revolving Lender's obligation to make Revolving Loans or to purchase and fund participations in Swing Line Loans pursuant to this Section 2.03(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, the US Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default or (C) any other occurrence, event or condition, whether or not similar

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to any of the foregoing; *provided* that each Revolving Lender's obligation to make Revolving Loans pursuant to this Section 2.03(c) is subject to the conditions set forth in Section 4.02; *provided, further,* that for the avoidance of doubt, the conditions set forth in Section 4.02 shall not apply to the purchase or funding of participations pursuant to this Section 2.03(e). No such funding of participations shall relieve or otherwise impair the obligation of the US Borrower to repay Swing Line Loans, together with interest as provided herein.

(d) Repayment of Participations.

(i) At any time after any Revolving Lender has purchased and funded a participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will promptly remit such Revolving Lender's Pro Rata Share of such payment to the ~~Administrative~~Revolving Agent (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Revolving Lender's participation was funded) in like funds as received by the Swing Line Lender, and any such amounts received by the ~~Administrative~~Revolving Agent will be remitted by the ~~Administrative~~Revolving Agent to the Revolving Lenders that shall have funded their participations pursuant to Section 2.03(c)(ii) to the extent of their interests therein.

(ii) If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 11.06 (including pursuant to any settlement entered into by the Swing Line Lender in its reasonable discretion), each Revolving Lender shall pay to such Swing Line Lender its Pro Rata Share thereof on demand of the ~~Administrative~~Revolving Agent, *plus* interest thereon from the date of such demand to the date such amount is returned at a rate per annum equal to the Federal Funds Rate from time to time in effect. The ~~Administrative~~Revolving Agent will make such demand upon the request of the Swing Line Lender. The obligations of the Revolving Lenders under this clause (ii) shall survive the payment in full of the Obligations and the termination of this Agreement.

(e) Interest for Account of Swing Line Lender. The ~~Swing Line Lender~~Revolving Agent shall be responsible for invoicing the US Borrower for interest on the Swing Line Loans made by the Swing Line Lender. Until each Revolving Lender funds its Revolving Loan that is a Base Rate Loan or Canadian Prime Rate Loan, as applicable, or participation pursuant to this Section 2.03 to refinance such Lender's Pro Rata Share of any Swing Line Loan made by the Swing Line Lender, interest in respect of such Lender's share thereof shall be solely for the account of the Swing Line Lender.

(f) Payments Directly to Swing Line Lender. Except as otherwise expressly provided herein, the US Borrower shall make all payments of principal and interest in respect of the Swing Line Loans directly to Revolving Agent for the account of the Swing Line Lender.

SECTION 2.04 Issuance of Letters of Credit and Purchase of Participations Therein.

(a) Letter of Credit Commitment.

(i) Subject to the terms and conditions set forth herein, (A) each Issuing Bank agrees, in reliance upon the agreements of the Revolving Lenders set forth in this Section 2.04, (1) from time to time on any Business Day during the Revolving Commitment Period on or prior to the fifth Business Day prior to the Revolving Commitment Termination Date, to issue Letters of Credit for the account of the US Borrower, subject to satisfactory receipt of such information and documentation reasonably requested by the ~~Administrative~~Revolving Agent or any Lender in order

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- 96 - to comply with applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, or the Canadian Borrower or a Restricted Subsidiary (provided that any Letter of Credit issued for the benefit of the Canadian Borrower or any Restricted Subsidiary shall be issued for the account of the US Borrower but such Letter of Credit shall indicate that it is being issued for the benefit of the Canadian Borrower or such Restricted Subsidiary, as applicable) and to amend, renew or extend Letters of Credit previously issued by it, in accordance with Section 2.04(b) and (2) to honor drawings under the Letters of Credit; and (B) the Revolving Lenders severally agree to participate in such Letters of Credit and any drawings thereunder; provided that the Issuing Banks shall not be obligated to make any Letter of Credit Extension if, as of the date of such Letter of Credit Extension, (1) the Total Utilization of Revolving Commitments would exceed the Revolving Commitments, (2) the Total Utilization of Revolving Commitments of any Revolving Lender would exceed such Lender’s Revolving Commitment, (3) the Letter of Credit Usage would exceed the Letter of Credit Sublimit or (4) the Letter of Credit Usage with respect to Letters of Credit issued by such Issuing Bank would exceed the amount of such Issuing Bank’s Letter of Credit Percentage of the Letter of Credit Sublimit. Within the foregoing limits, and subject to the terms and conditions hereof, the US Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the US Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. On and after the Closing Date, each Existing Letter of Credit shall be deemed to be a Letter of Credit issued hereunder on the Closing Date for all purposes under this Agreement and the other Loan Documents. (ii) An Issuing Bank shall not be under any obligation to issue any Letter of Credit if: (A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such Issuing Bank from issuing such Letter of Credit, or any Law applicable to such Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such Issuing Bank shall prohibit, or request that such Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such Issuing Bank is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon such Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which such Issuing Bank in good faith deems material to it (for which such Issuing Bank is not otherwise compensated hereunder); (B) the issuance of such Letter of Credit would violate one or more policies of such Issuing Bank applicable to letters of credit generally; (C) except as otherwise agreed by the AdministrativeRevolving Agent and such Issuing Bank, such Letter of Credit is in an initial stated amount less than $10,000; (D) [reserved]; (E) such Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder; and (F) any Revolving Lender is at such time a Defaulting Lender, unless such Issuing Bank has entered into arrangements, including reallocation of such Lender’s Pro Rata Share of the outstanding Letter of Credit Obligations pursuant to Section 2.19(a)(iii)

or the delivery of Cash Collateral, satisfactory to such Issuing Bank (in its sole discretion) with the US Borrower or such Lender to eliminate such Issuing Bank's actual or potential Fronting Exposure (after giving effect to Section 2.19(a)(iii)) with respect to such Lender arising from either the Letter of Credit then proposed to be issued or such Letter of Credit and all other Letter of Credit Obligations as to which such Issuing Bank has actual or potential Fronting Exposure, as it may elect in its sole discretion.

(iii) No Issuing Bank shall be under any obligation to amend or extend any Letter of Credit if (A) such Issuing Bank would have no obligation at such time to issue the Letter of Credit in its amended form under the terms hereof or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment thereto.

(iv) Unless Cash Collateralized or backstopped pursuant to arrangements reasonably acceptable to the applicable Issuing Bank, each standby Letter of Credit shall expire at or prior to the close of business on the earlier of (A) the date twelve months after the date of issuance of such Letter of Credit (or, in the case of any Auto-Renewal Letter of Credit, twelve months after the then current expiration date of such Letter of Credit) and (B) the Letter of Credit Expiration Date (unless arrangements reasonably satisfactory to the Issuing Banks have been entered into).

(b) Procedures for Issuance and Amendment of Letters of Credit; Auto Renewal Letters of Credit.

(i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the US Borrower delivered to the applicable Issuing Bank (with a copy to the ~~Administrative~~Revolving Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the US Borrower. Such Letter of Credit Application must be received by the applicable Issuing Bank and the ~~Administrative~~Revolving Agent not later than ~~1:00 p.m~~10:00 a.m. at least five Business Days (or such shorter period as the applicable Issuing Bank and the ~~Administrative~~Revolving Agent may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the applicable Issuing Bank (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; (G) the currency in which the requested Letter of Credit will be denominated (which must be Dollars, Canadian Dollars, ~~Euros~~ or any other currency agreed to by the US Borrower and the applicable Issuing Bank in its sole discretion) and (H) such other matters as the applicable Issuing Bank may reasonably request. In the case of a request for an amendment of any outstanding Letter of Credit, the Letter of Credit Application shall specify in form and detail reasonably satisfactory to the applicable Issuing Bank (1) the Letter of Credit to be amended; (2) the proposed date of amendment thereof (which shall be a Business Day); and (3) the nature of the proposed amendment. Additionally, the US Borrower shall furnish to the applicable Issuing Bank and the ~~Administrative~~Revolving Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Letter of Credit Documents, as the applicable Issuing Bank or the ~~Administrative~~Revolving Agent may reasonably require.

(ii) Promptly after receipt of any Letter of Credit Application, the applicable Issuing Bank will confirm with the ~~Administrative~~Revolving Agent that the ~~Administrative~~Revolving Agent has received a copy of such Letter of Credit Application from the US Borrower and, if not,

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the applicable Issuing Bank will provide the ~~Administrative~~Revolving Agent with a copy thereof. Upon receipt by the applicable Issuing Bank of confirmation from the ~~Administrative~~Revolving Agent that the requested issuance or amendment is permitted in accordance with the terms hereof, then, subject to the terms and conditions set forth herein, such Issuing Bank shall, on the requested date, issue a Letter of Credit for the account of the US Borrower or enter into the applicable amendment, as the case may be. Immediately upon the issuance of each Letter of Credit, each Revolving Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the applicable Issuing Bank a participation in such Letter of Credit in an amount equal to such Lender's Pro Rata Share of the amount of such Letter of Credit.

(iii) If the US Borrower so requests in any applicable Letter of Credit Application for a standby Letter of Credit, the applicable Issuing Bank may, in its reasonable discretion, agree to issue a standby Letter of Credit that has automatic renewal provisions (each, an "**Auto-Renewal Letter of Credit**"); *provided* that any such Auto-Renewal Letter of Credit shall permit such Issuing Bank to prevent any such renewal at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the "**Nonrenewal Notice Date**") in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the applicable Issuing Bank, the US Borrower shall not be required to make a specific request to such Issuing Bank for any such renewal. Once an Auto-Renewal Letter of Credit has been issued, the Revolving Lenders shall be deemed to have authorized (but may not require) the applicable Issuing Bank to permit the renewal of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; *provided*, *however*, that no Issuing Bank shall (A) permit any such renewal if (1) such Issuing Bank has determined that it would not be permitted at such time to issue such Letter of Credit in its renewed form under the terms hereof (by reason of the provisions of clause (ii) or (iii) of Section 2.04(a) or otherwise) or (2) it has received written notice on or before the day that is seven Business Days before the Nonrenewal Notice Date from the ~~Administrative~~Revolving Agent that the Required Revolving Lenders have elected not to permit such renewal or (B) be obligated to permit such renewal if it has received written notice on or before the day that is seven Business Days before the Nonrenewal Notice Date from the ~~Administrative~~Revolving Agent, any Revolving Lender or the US Borrower that one or more of the applicable conditions set forth in Section 4.02 is not then satisfied, and in each such case directing the applicable Issuing Bank not to permit such renewal.

(iv) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the applicable Issuing Bank will also deliver to the US Borrower and the ~~Administrative~~Revolving Agent a true and complete copy of such Letter of Credit or amendment.

(c) Drawings and Reimbursement; Funding of Participations.

(i) Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the applicable Issuing Bank shall notify the US Borrower and the ~~Administrative~~Revolving Agent thereof, and such Issuing Bank shall, within a reasonable time following its receipt thereof, examine all documents purporting to represent a demand for payment under such Letter of Credit. If an Issuing Bank notifies the US Borrower of any payment by such Issuing Bank under a Letter of Credit, then the US Borrower shall reimburse such Issuing Bank in an amount equal to the amount of such drawing not later than 3:00 p.m. on the next succeeding Business Day. If the US Borrower fails to so reimburse such Issuing Bank by such time, such Issuing Bank shall promptly notify the ~~Administrative~~Revolving Agent of such failure and the ~~Administrative~~Revolving Agent shall promptly thereafter notify each Revolving Lender of such

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payment date, the amount of the unreimbursed drawing (the "**Reimbursement Obligations**") and the amount of such Lender's Pro Rata Share thereof. In such event, the US Borrower shall be deemed to have requested a Revolving Loan Borrowing of Base Rate Loans or Canadian Prime Rate Loans, as applicable, to be disbursed on such date in an amount equal to such Reimbursement Obligation, without regard to the minimum and multiples specified in Section 2.02(b) for the principal amount of Base Rate Loans or Canadian Prime Rate Loans, as applicable, to be disbursed on such date in an amount equal to the Dollar Amount of such Reimbursement Obligation. Any notice given by an Issuing Bank or the ~~Administrative~~Revolving Agent pursuant to this clause (i) shall be given in writing.

(ii) Each Revolving Lender (including each Revolving Lender acting as an Issuing Bank) shall upon any notice pursuant to Section 2.04(c)(i) make funds available (and the ~~Administrative~~Revolving Agent may apply Cash Collateral provided for this purpose) for the account of the applicable Issuing Bank, in Dollars or Canadian Dollars, as applicable, at the ~~Administrative~~Revolving Agent's Office in an amount equal to its Pro Rata Share of the relevant Reimbursement Obligation not later than ~~3:00 p.m~~2:00 p.m. on the Business Day specified in such notice by the ~~Administrative~~Revolving Agent, whereupon, subject to the provisions of Section 2.04(c)(iii), each Revolving Lender that so makes funds available shall be deemed to have made a Revolving Loan that is in the case of a Letters of Credit denominated in Dollars, a Base Rate Loan, and, in the case of a Letters of Credit denominated in Canadian Dollars, a Canadian Prime Rate Loan to the US Borrower in such amount. The ~~Administrative~~Revolving Agent shall remit the funds so received to the applicable Issuing Bank in accordance with the instructions provided to the ~~Administrative~~Revolving Agent by such Issuing Bank (which instructions may include standing payment instructions, which may be updated from time to time by such Issuing Bank, *provided* that, unless the ~~Administrative~~Revolving Agent shall otherwise agree, any such update shall not take effect until the Business Day immediately following the date on which such update is provided to the ~~Administrative~~Revolving Agent).

(iii) With respect to any Reimbursement Obligation that is not fully refinanced by a Revolving Loan Borrowing of Base Rate Loans for Letters of Credit denominated in Dollars or Canadian Prime Rate Loans for Letters of Credit denominated in Canadian Dollars because the conditions set forth in Section 4.02 cannot be satisfied or for any other reason, the US Borrower shall be deemed to have incurred from the applicable Issuing Bank a Letter of Credit Borrowing in the amount of the Reimbursement Obligation that is not so refinanced. In such event, each Revolving Lender's payment to the ~~Administrative~~Revolving Agent for the account of such Issuing Bank pursuant to Section 2.04(c)(i) shall be deemed payment in respect of its participation in such Letter of Credit Borrowing and shall constitute a Letter of Credit Advance from such Lender in satisfaction of its participation obligation under this Section.

(iv) Until each Revolving Lender funds its Revolving Loan or Letter of Credit Advance to reimburse the applicable Issuing Bank for any amount drawn under any Letter of Credit, interest in respect of such Lender's Pro Rata Share of such amount shall be solely for the account of such Issuing Bank.

(v) Each Revolving Lender's obligations to make Revolving Loans or Letter of Credit Advances to reimburse an Issuing Bank for amounts drawn under Letters of Credit, as contemplated by this Section 2.04(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against such Issuing Bank, the US Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default; or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; *provided* that each Revolving

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Lender's obligation to make Revolving Loans pursuant to this paragraph (c) is subject to the conditions set forth in Section 4.02. No such funding of a participation in any Letter of Credit shall relieve or otherwise impair the obligation of the US Borrower to reimburse an Issuing Bank for the amount of any payment made by such Issuing Bank under such Letter of Credit, together with interest as provided herein.

(vi) If any Revolving Lender fails to make available to the ~~Administrative~~Revolving Agent for the account of the applicable Issuing Bank any amount required to be paid by such Lender pursuant to the foregoing provisions of this paragraph (c) by the time specified in Section 2.04(c)(ii), then, without limiting the other provisions of this Agreement, such Issuing Bank shall be entitled to recover from such Lender (acting through the ~~Administrative~~Revolving Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such Issuing Bank at a rate *per annum* equal to the greater of the Federal Funds Rate from time to time in effect and a rate determined by such Issuing Bank in accordance with banking industry rules on interbank compensation, *plus* any reasonable administrative, processing or similar fees customarily charged by such Issuing Bank in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender's Revolving Loan included in the relevant Borrowing or Letter of Credit Advance in respect of the relevant Letter of Credit Borrowing, as the case may be. A certificate of the applicable Issuing Bank submitted to any Revolving Lender (through the ~~Administrative~~Revolving Agent) with respect to any amounts owing under this clause (vi) shall be conclusive absent manifest error.

(d) Repayment of Participations.

(i) If, at any time after the applicable Issuing Bank has made payment in respect of any drawing under any Letter of Credit issued by it and has received from any Revolving Lender its Letter of Credit Advance in respect of such payment in accordance with Section 2.04(c), the ~~Administrative~~Revolving Agent receives for the account of such Issuing Bank any payment in respect of the related Reimbursement Obligation, the ~~Administrative~~Revolving Agent will distribute to such Lender its Pro Rata Share thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's Letter of Credit Advance was outstanding) in like funds as received by the ~~Administrative~~Revolving Agent.

(ii) If any payment received by the ~~Administrative~~Revolving Agent for the account of the applicable Issuing Bank pursuant to Section 2.04(c)(i) is required to be returned under any of the circumstances described in Section 11.06 (including pursuant to any settlement entered into by such Issuing Bank in its discretion), each Revolving Lender shall pay to the ~~Administrative~~Revolving Agent for the account of such Issuing Bank its Pro Rata Share thereof on demand of the ~~Administrative~~Revolving Agent, *plus* interest thereon from the date of such demand to the date such amount is returned by such Lender at a rate *per annum* equal to the Federal Funds Rate from time to time in effect. The obligations of the Revolving Lenders under this clause (ii) shall survive the payment in full of the Obligations and the termination of this Agreement.

(e) Obligations Absolute. The obligation of the US Borrower to reimburse the Issuing Banks for each drawing under each Letter of Credit and to repay each Letter of Credit Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

(i) any lack of validity or enforceability of such Letter of Credit or any term or provision thereof, any Loan Document, or any other agreement or instrument relating thereto;

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- 101 - (ii) the existence of any claim, counterclaim, setoff, defense or other right that the US Borrower may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Issuing Banks or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction; (iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit; (iv) any payment by an Issuing Bank under such Letter of Credit against presentation of documents that do not comply strictly with the terms of such Letter of Credit; or any payment made by an Issuing Bank under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including arising in connection with any proceeding under any Debtor Relief Law; (v) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any guarantee, for all or any of the Obligations of the US Borrower in respect of such Letter of Credit; or (vi) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the US Borrower. The US Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the US Borrower’s instructions or other irregularity, the US Borrower will promptly notify the applicable Issuing Bank. The US Borrower shall be conclusively deemed to have waived any such claim against any Issuing Bank and its correspondents unless such notice is given as aforesaid. (f) Role of Issuing Banks. Each Revolving Lender and the US Borrower agrees that, in paying any drawing under a Letter of Credit, the Issuing Banks shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by such Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any document or the authority of the Person executing or delivering any document. None of any Issuing Bank, any Agent Affiliate nor any of the respective correspondents, participants or assignees of any Issuing Bank shall be liable to any Revolving Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the requisite Revolving Lenders; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Letter of Credit Application. The US Borrower hereby assumes all risks of the acts of omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided that this assumption is not intended to, and shall not, preclude the US Borrower from pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the Issuing Banks, any Agent Affiliate nor any of the respective correspondents, participants or assignees of the Issuing Banks shall be liable or responsible for any of the matters described in Section 2.04(e); provided that, notwithstanding anything in such clauses to the contrary, the US Borrower may have a claim against an Issuing Bank, and an Issuing Bank may be liable to the US Borrower, to the extent, but only to the extent, of any direct (as opposed to indirect, special, punitive, consequential or

- 102 - exemplary) damages suffered by the US Borrower which a court of competent jurisdiction determines in a final non-appealable judgment were caused by such Issuing Bank’s gross negligence or willful misconduct or such Issuing Bank’s willful or grossly negligent failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a document(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, the applicable Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the Issuing Banks shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason. The Issuing Banks may send a Letter of Credit or conduct any communication to or from the beneficiary via the Society for Worldwide Interbank Financial Telecommunication (SWIFT) message or overnight courier, or any other commercially reasonable means of communication with a beneficiary. (g) Applicability of ISP. Unless otherwise expressly agreed by the applicable Issuing Bank and the US Borrower when a standby Letter of Credit is issued, the rules of the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance) shall apply to such standby Letter of Credit. (h) Conflict with Letter of Credit Application. In the event of any conflict between the terms of this Agreement and the terms of any Letter of Credit Application, the terms hereof shall control. (i) Reporting. No later than the third Business Day following the last day of each month, (or at such other intervals as the AdministrativeRevolving Agent and the applicable Issuing Bank shall agree), the applicable Issuing Bank shall provide to the AdministrativeRevolving Agent a schedule of the Letters of Credit issued by it, in form and substance reasonably satisfactory to the AdministrativeRevolving Agent, showing the date of issuance of each Letter of Credit, the account party, the original face amount (if any), the expiration date, and the reference number of any Letter of Credit outstanding at any time during such month, and showing the aggregate amount (if any) payable by the US Borrower to such Issuing Bank during such month. (j) [Reserved]. (k) Resignation and Removal of an Issuing Bank. Any Issuing Bank may resign as an Issuing Bank upon sixty days’ prior written notice to the AdministrativeRevolving Agent, the Lenders and the US Borrower. Any Issuing Bank may be replaced at any time by written agreement among the US Borrower, the AdministrativeRevolving Agent, the Issuing Bank being replaced (provided that no consent will be required if the Issuing Bank being replaced has no Letters of Credit or Reimbursement Obligations with respect thereto outstanding) and the successor Issuing Bank. The AdministrativeRevolving Agent shall notify the Lenders of any such replacement of an Issuing Bank. At the time any such replacement or resignation shall become effective, the US Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank. From and after the effective date of any such replacement or resignation, (i) any successor Issuing Bank shall have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement or resignation of an Issuing Bank hereunder, the replaced or resigning Issuing Bank shall remain a party hereto to the extent that Letters of Credit issued by it remain outstanding and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement or resignation, but shall not be required to issue additional Letters of Credit.

(l) Cash Collateral Account. At any time and from time to time (i) after the occurrence and during the continuance of an Event of Default, the ~~Administrative~~Revolving Agent, at the direction or with the consent of the Required Lenders, may require the US Borrower to deliver to the ~~Administrative~~Revolving Agent such amount of cash as is equal to 103% of the aggregate Stated Amount of all Letters of Credit at any time outstanding (whether or not any beneficiary under any Letter of Credit shall have drawn or be entitled at such time to draw thereunder) and (ii) in the event of a prepayment under Section 2.07(b)(iv) or to the extent any amount of a required prepayment under any of Sections 2.07(b)(i) through 2.07(b)(iii) remains after prepayment of all outstanding Loans and Letter of Credit Obligations and termination of the Commitments, as contemplated by Section 2.07(d), the ~~Administrative~~Revolving Agent will retain such amount as may then be required to be retained, such amounts in each case under clauses (i) and (ii) above to be held by the ~~Administrative~~Revolving Agent in a Cash Collateral Account. The US Borrower hereby grants (or, if registration thereof is required in any applicable jurisdiction, shall grant) to the ~~Administrative~~Revolving Agent, for the benefit of the Issuing Banks and the Revolving Lenders, a Lien upon and security interest in the Cash Collateral Account and all amounts held therein from time to time as security for Letter of Credit Usage, and for application to the US Borrower's Letter of Credit Obligations as and when the same shall arise. The ~~Administrative~~Revolving Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest on the investment of such amounts in Cash Equivalents, which investments shall be made at the direction of the US Borrower (unless an Event of Default shall have occurred and be continuing, in which case the determination as to investments shall be made at the option and in the discretion of the ~~Administrative~~Revolving Agent), amounts in the Cash Collateral Account shall not bear interest. Interest and profits, if any, on such investments shall accumulate in such account. In the event of a drawing, and subsequent payment by the applicable Issuing Bank, under any Letter of Credit at any time during which any amounts are held in the Cash Collateral Account, the ~~Administrative~~Revolving Agent will deliver to such Issuing Bank an amount equal to the Reimbursement Obligation created as a result of such payment (or, if the amounts so held are less than such Reimbursement Obligation, all of such amounts) to reimburse such Issuing Bank therefor. Any amounts remaining in the Cash Collateral Account after the expiration of all Letters of Credit and reimbursement in full of each Issuing Bank for all of its obligations thereunder shall be held by the ~~Administrative~~Revolving Agent, for the benefit of the US Borrower, to be applied against the Obligations in such order and manner as the ~~Administrative~~Revolving Agent may direct. If the US Borrower is required to provide Cash Collateral pursuant to this Section 2.04(l), such amount (to the extent not applied as aforesaid) shall be returned to the US Borrower on demand, *provided* that after giving effect to such return (A) the sum of (1) the aggregate principal dollar amount of all Revolving Loans outstanding at such time and (2) the aggregate Letter of Credit Usage at such time would not exceed the aggregate Revolving Commitments at such time and (B) no Event of Default shall have occurred and be continuing at such time. If the US Borrower is required to provide Cash Collateral pursuant to Sections 2.07(b)(i) through 2.07(b)(ii), as contemplated by Section 2.07(d), such amount shall be returned to the US Borrower on demand; *provided* that, after giving effect to such return, all outstanding Letters of Credit shall have expired and each Issuing Bank shall have been reimbursed in full for all of its obligations thereunder. If the US Borrower is required to provide Cash Collateral as a result of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the US Borrower within three Business Days after all Events of Default have been cured or waived.

(m) Addition of an Issuing Bank. One or more Revolving Lenders (other than a Defaulting Lender) selected by the US Borrower that agrees to act in such capacity and reasonably acceptable to the ~~Administrative~~Revolving Agent may become an additional Issuing Bank hereunder pursuant to a written agreement in form and substance reasonably satisfactory to the ~~Administrative~~Revolving Agent among the US Borrower, the ~~Administrative~~Revolving Agent and such Revolving Lender. The ~~Administrative~~Revolving Agent shall notify the Revolving Lenders of any such additional Issuing Bank.

SECTION 2.05 Conversion/Continuation.

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(a) Each conversion of Loans from one Type to another, and each continuation of Term SOFR Loans or ~~CDOR~~Term CORRA Rate Loans shall be made upon the applicable Borrower's irrevocable notice to the ~~Administrative~~Applicable Agent, which may only be given in writing. Each such notice must be received by the ~~Administrative~~Applicable Agent not later than 1:00 p.m. one Business Day prior to the date of any conversion of Term SOFR Loans to Base Rate Loans or ~~CDOR~~Term CORRA Rate Loans to Canadian Prime Rate Loans and not later than 1:00 p.m. three Business Days prior to the requested date of continuation of any Term SOFR Loans or ~~CDOR~~Term CORRA Rate Loans or any conversion of Base Rate Loans to Term SOFR Loans or Canadian Prime Rate Loans to ~~CDOR~~Term CORRA Rate Loans. Each notice by a Borrower pursuant to this Section 2.05(a) must be delivered to the ~~Administrative~~Applicable Agent in the form of a Conversion/Continuation Notice, appropriately completed and signed by a Responsible Officer of such Borrower. Each conversion to or continuation of Term SOFR Loans shall be in a principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof. Each conversion to or continuation of ~~CDOR~~Term CORRA Rate Loans shall be in a principal amount of Cdn.$1,000,000 or a whole multiple of Cdn.$100,000 in excess thereof. Each conversion to Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Each conversion to Canadian Prime Rate Loans shall be in a principal amount of Cdn.$500,000 or a whole multiple of Cdn.$100,000 in excess thereof. Each Conversion/Continuation Notice shall specify (i) whether the applicable Borrower is requesting a conversion of Loans from one Type to the other, or a continuation of Term SOFR Loans or ~~CDOR~~Term CORRA Rate Loans, (ii) the requested date of the conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount and currency of Loans to be converted or continued, (iv) the Class of Loans to be converted or continued, (v) the Type of Loans to which such existing Loans are to be converted, if applicable, and (vi) if applicable, the duration of the Interest Period with respect thereto. If with respect to any Term SOFR Loans or ~~CDOR~~Term CORRA Rate Loans, the applicable Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be converted to Base Rate Loans or Canadian Prime Rate Loans, as applicable. Any such automatic conversion or continuation pursuant to the immediately preceding sentence shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Term SOFR Loans or ~~CDOR~~Term CORRA Rate Loans, as applicable. If the applicable Borrower requests a conversion to, or continuation of Term SOFR Loans or ~~CDOR~~Term CORRA Rate Loans in any such Conversion/Continuation Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.

(b) Following receipt of a Conversion/Continuation Notice, the ~~Administrative~~Applicable Agent shall promptly notify each applicable Lender of its Pro Rata Share of the applicable Class of Loans, and if no timely notice of a conversion or continuation is provided by the applicable Borrower, the ~~Administrative~~Applicable Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans or Canadian Prime Rate Loans, as applicable, or continuation of Loans described in Section 2.05(a).

(c) Except as otherwise provided herein, a Term SOFR Loan or ~~CDOR~~Term CORRA Rate Loan may be continued or converted only on the last day of an Interest Period for such Term SOFR Loan or ~~CDOR~~Term CORRA Rate Loan. Upon the occurrence and during the continuation of an Event of Default, the ~~Administrative~~Applicable Agent or the Required Lenders may require by notice to the Borrowers that no Loans denominated in Dollars may be converted to or continued as Term SOFR Loans and no loans denominated in Canadian Dollars may be converted to or continued as ~~CDOR~~Term CORRA Rate Loans.

SECTION 2.06 Availability. Unless the ~~Administrative~~Applicable Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the ~~Administrative~~Applicable Agent such Lender's Pro Rata Share of such Borrowing, the ~~Administrative~~Applicable Agent may, in its sole discretion, assume that such Lender has made such Pro

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Rata Share available to the ~~Administrative~~Applicable Agent on the date of such Borrowing, and the ~~Administrative~~Applicable Agent may in its sole discretion, in reliance upon such assumption, make available to the applicable Borrower on such date a corresponding amount. If the ~~Administrative~~Applicable Agent shall have so made funds available, then, to the extent that such Lender shall not have made such portion available to the ~~Administrative~~Applicable Agent, each of such Lender and such Borrower severally agrees to repay to the ~~Administrative~~Applicable Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to such Borrower until the date such amount is repaid to the ~~Administrative~~Applicable Agent at (a) in the case of such Borrower, the interest rate applicable at the time to the applicable Loans comprising such Borrowing and (b) in the case of such Lender, the Overnight Rate *plus* any administrative, processing, or similar fees customarily charged by the ~~Administrative~~Applicable Agent in accordance with the foregoing. A certificate of the ~~Administrative~~Applicable Agent submitted to any Lender with respect to any amounts owing under this Section 2.06 shall be conclusive in the absence of manifest error. If such Borrower and such Lender shall pay such interest to the ~~Administrative~~Applicable Agent for the same or an overlapping period, the ~~Administrative~~Applicable Agent shall promptly remit to such Borrower the amount of such interest paid by such Borrower for such period. If such Lender pays its share of the applicable Borrowing to the ~~Administrative~~Applicable Agent, then the amount so paid shall constitute such Lender's applicable Loan included in such Borrowing. Any payment by a Borrower shall be without prejudice to any claim such Borrower may have against a Lender that shall have failed to make such payment to the ~~Administrative~~Applicable Agent. A notice of the ~~Administrative~~Applicable Agent to any Lender or a Borrower with respect to any amount owing under this Section 2.06 shall be conclusive, absent manifest error.

SECTION 2.07 Prepayments.

(a) Optional.

(i) The Borrowers may, upon notice to the ~~Administrative~~Applicable Agent in the form of a Prepayment Notice, at any time or from time to time, voluntarily prepay the Loans in whole or in part without premium or penalty, subject to clause (D) below; *provided* that:

(A) such Prepayment Notice must be received by the ~~Administrative Agent (1)~~Applicable Agent (1) (a) with respect to Term Loans, not later than 1:00 p.m. three Business Days prior to any date of prepayment of Term SOFR Loans and (b) with respect to Revolving Loans, not later than 1:00 p.m. three Business Days prior to any date of prepayment of Term SOFR Loans or ~~CDOR~~four Business Days prior to any date of prepayment of Term CORRA Rate Loans, (2) not later than 1:00 p.m. one Business Day prior to any date of prepayment of Base Rate Loans or Canadian Prime Rate Loans and (3) not later than 1:00 p.m. one Business Day prior to any date of prepayment of Swing Line Loans;

(B) (i) any prepayment of Term SOFR Loans shall be in a principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof and (ii) any prepayment of ~~CDOR~~ Term CORRA Rate Loans shall be in a principal amount of Cdn.$1,000,000 or a whole multiple of Cdn.$100,000 in excess thereof or, if less, the entire principal amount thereof then outstanding or, in each case, if less, the entire principal amount thereof then outstanding;

(C) (i) any prepayment of Base Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof and (ii) any prepayment of Canadian Prime Rate Loans shall be in a principal amount of Cdn.$1,000,000 or a whole

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- 106 - multiple of Cdn.$100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding; and (D) any prepayment of Initial Term Loans made on or prior to the date that is six months after the Closing Date shall be accompanied by the payment of the fee described in Section 2.11(c), if applicable. Each Prepayment Notice shall specify the date, amount and currency (which in the case of the Initial Term Loans will be Dollars) of such prepayment and the Class(es) and Type(s) of Loans to be prepaid, and the payment amount specified in each Prepayment Notice shall be due and payable on the date specified therein. The AdministrativeApplicable Agent will promptly notify each Appropriate Lender of its receipt of a Prepayment Notice and of the amount of such Lender’s Pro Rata Share of such prepayment; provided, “non-consenting” Lenders may be repaid on a non-pro rata basis in connection with an Extension Offer or a Refinancing Amendment. Any prepayment of Loans shall be subject to Section 2.07(c). Revolving Loans, Incremental Revolving Loans and Swing Line Loans prepaid pursuant to this subsection (a) may be reborrowed, subject to the terms and conditions of this Agreement. (ii) Notwithstanding anything to the contrary contained in this Agreement, the Borrowers may rescind, in whole or in part, any notice of prepayment under Section 2.07(a)(i), if such prepayment would have resulted from a refinancing of all or a portion of the applicable Facility, which refinancing shall not be consummated or shall otherwise be delayed. (iii) Voluntary prepayments of Term Loans permitted hereunder shall be applied in a manner determined at the discretion of the US Borrower and specified in the notice of prepayment (and absent such direction, in direct order of maturity). (iv) Notwithstanding anything in any Loan Document to the contrary (including Section 2.15), (A) the Borrowers may prepay the outstanding Term Loans of any Lender on a non- pro rata basis at or below par with the consent of only such Lender and (B) the Borrowers may prepay Term Loans of one or more Classes below par on a non-pro rata basis in accordance with the auction procedures set forth on Exhibit L; provided that, in each case, no Event of Default has occurred and is continuing or would result therefrom and proceeds of Revolving Loans shall not be used to finance such prepayment. (b) Mandatory. (i) Excess Cash Flow. Within five Business Days after financial statements have been delivered or are required to be delivered pursuant to Section 6.01(a) and the related Compliance Certificate has been delivered or is required to be delivered pursuant to Section 6.02(a), in each case, commencing with the first full fiscal year ending after the Closing Date, the Borrowers shall, subject to Sections 2.07(b)(v) and (b)(vi), prepay an aggregate principal amount of Initial Term Loans and any other Term Loans (unless such prepayment is not required pursuant to the terms of such other Term Loans) equal to, (A) the ECF Prepayment Percentage of Excess Cash Flow, if any, for the fiscal year covered by such financial statements, minus (B) the sum of,

- 107 - (1) all voluntary prepayments of Term Loans and any other term loans (or Revolving Loans and any other revolving loans, in each case, to the extent accompanied by a corresponding permanent reduction in commitments) that are Pari Passu Lien Debt (including (A) those made through debt buybacks and in the case of below-par repurchases in an amount equal to the discounted amount actually paid in cash in respect of such below-par repurchase, (B) cash payments by the Borrowers pursuant to Section 3.07 or other applicable “yank-a-bank” provisions (solely to the extent the applicable Term Loans or other Pari Passu Lien Debt is retired instead of assigned) and (C) prepayments of Loans and participations held by Disqualified Lenders), (2) all voluntary prepayments of term loans (or revolving loans to the extent accompanied by a corresponding permanent reduction in commitments) that are Junior Lien Debt (including those made through debt buybacks and in the case of below-par repurchases in an amount equal to the discounted amount actually paid in cash in respect of such below-par repurchase), (3) all voluntary prepayments of term loans (or revolving loans to the extent accompanied by a corresponding permanent reduction in commitments) secured by Liens on Excluded Assets (including those made through debt buybacks and in the case of below-par repurchases in an amount equal to the discounted amount actually paid in cash in respect of such below-par repurchase), (4) all voluntary prepayments of term loans (or revolving loans to the extent accompanied by a corresponding permanent reduction in commitments) of Restricted Subsidiaries that are unsecured or secured by Liens on assets that are not Collateral (including those made through debt buybacks and in the case of below-par repurchases in an amount equal to the discounted amount actually paid in cash in respect of such below-par repurchase), (5) the amount of Capital Expenditures or acquisitions of intellectual property accrued or made in cash during such period to the extent not financed with the proceeds of Funded Debt, (6) the amount of Permitted Investments (including costs and expenses related thereto) made during such period pursuant to Section 7.02 to the extent that such Permitted Investments were not financed with the proceeds of Funded Debt, and (7) the amount of Restricted Payments actually paid (and permitted to be paid) during such period pursuant to Section 7.06 (excluding Sections 7.06(a), 7.06(c) and 7.06(s)(ii)) to the extent such Restricted Payments were not financed with the proceeds of Funded Debt or are not deducted in calculating Consolidated Net Income, in each case, (I) during such fiscal year or following the end of such fiscal year and prior to the date of such calculation (provided that, with respect to any such amount following the end of such fiscal year, such amount is not included in any calculation pursuant to this clause (b)(i) for the subsequent fiscal year), (II) to the extent such prepayments are not funded with the proceeds of Funded Debt and (III) including, for the avoidance of doubt, assignments of such Indebtedness to a Borrower or a Restricted Subsidiary (and prepayments of such Indebtedness below par) to the extent of the

- 108 - amount paid in cash in connection with such assignment (or prepayment); provided that no such payment shall be required if such amount is equal to or less than the greater of 10% of Closing Date EBITDA and 10% of TTM Consolidated Adjusted EBITDA; provided further that if at the time that any such prepayment would be required, the Borrowers are required to repay or repurchase or to offer to repurchase or repay Pari Passu Lien Debt pursuant to the terms of the documentation governing such Indebtedness with all or a portion of such Excess Cash Flow (such Pari Passu Lien Debt required to be repaid or repurchased or to be offered to be so repaid or repurchased, “Other Applicable ECF Indebtedness”), then the Borrowers may apply such Excess Cash Flow on a pro rata basis to the prepayment of the Term Loans and to the repayment or re-purchase of Other Applicable ECF Indebtedness, and the amount of prepayment of the Term Loans that would have otherwise been required pursuant to this Section 2.07(b)(i) shall be reduced accordingly (for purposes of this proviso pro rata basis shall be determined on the basis of the aggregate outstanding principal amount of the Term Loans and Other Applicable ECF Indebtedness at such time, with it being agreed that the portion of Excess Cash Flow allocated to the Other Applicable ECF Indebtedness shall not exceed the amount of such Excess Cash Flow required to be allocated to the Other Applicable ECF Indebtedness pursuant to the terms thereof, and the remaining amount, if any, of such net proceeds shall be allocated to the Term Loans in accordance with the terms hereof); provided further, that to the extent the holders of Other Applicable ECF Indebtedness decline to have such indebtedness repurchased or prepaid, the declined amount shall promptly (and in any event within ten Business Days after the date of such rejection) be applied to prepay the Term Loans in accordance with the terms hereof. (ii) Asset Sales; Casualty Events. If a Borrower or any Loan Party, (A) Disposes of any property or assets pursuant to the General Asset Sale Basket (other than Dispositions of obsolete or worn out property, dispositions in the ordinary course of business and dispositions of assets no longer determined by the US Borrower to be used or useful in its business), or (B) any Casualty Event occurs with respect to property or assets, which in either case results in the realization or receipt by such Borrower or such Loan Party of Net Cash Proceeds, the Borrowers shall prepay on or prior to the date which is ten Business Days after the date of the realization or receipt of such Net Cash Proceeds in excess of $10,000,000 for any transaction or series of related transactions, subject to Sections 2.07(b)(v) and 2.07(b)(vi), an aggregate principal amount of Initial Term Loans and any other Term Loans (unless such prepayment is not required pursuant to the terms of such other Term Loans) equal to the Asset Sale Prepayment Percentage of such Net Cash Proceeds realized or received; provided that if at the time that any such prepayment would be required, the Borrowers are required to repay or repurchase or to offer to repurchase or repay Pari Passu Lien Debt pursuant to the terms of the documentation governing such Indebtedness with the proceeds of such Disposition or Casualty Event (such Pari Passu Lien Debt required to be repaid or repurchased or to be offered to be so repaid or repurchased, “Other Applicable Indebtedness”), then the Borrowers may apply such Net Cash Proceeds on a pro rata basis to the prepayment of the Term Loans and to the repayment or repurchase of Other Applicable Indebtedness, and the amount of prepayment of the Term Loans that would have otherwise been required pursuant to this Section 2.07(b)(ii) shall be reduced accordingly (for purposes of this proviso pro rata basis shall be determined on the basis of the aggregate outstanding principal amount of the Term Loans and Other Applicable Indebtedness at such time, with it being agreed that the portion of such net proceeds allocated to the Other Applicable Indebtedness shall not exceed the amount of such net proceeds required to be allocated to the Other Applicable Indebtedness pursuant to the terms thereof, and the remaining amount, if any, of such net proceeds

- 109 - shall be allocated to the Term Loans in accordance with the terms hereof); provided, further, that to the extent the holders of Other Applicable Indebtedness decline to have such indebtedness repurchased or prepaid, the declined amount shall promptly (and in any event within ten Business Days after the date of such rejection) be applied to prepay the Term Loans in accordance with the terms hereof; provided, further, that no prepayment shall be required pursuant to this Section 2.07(b)(ii) with respect to such portion of such Net Cash Proceeds that the US Borrower shall have, on or prior to such date, given written notice to the Administrative Agent of its intent to reinvest in accordance with this Section 2.07(b)(ii). With respect to any Net Cash Proceeds realized or received with respect to any Disposition or any Casualty Event that, in either case, is subject to the application of the foregoing provisions of this Section 2.07(b)(ii), at the option of the US Borrower or any of the Restricted Subsidiaries, the applicable Borrower or any Restricted Subsidiary may (in lieu of making a prepayment pursuant to the foregoing provisions) elect to reinvest an amount equal to all or any portion of such Net Cash Proceeds in assets used or useful for the business of the Borrowers and the Restricted Subsidiaries (1) within eighteen months following receipt of such Net Cash Proceeds or (2) if a Borrower or any of the Restricted Subsidiaries enters into a legally binding commitment to reinvest such Net Cash Proceeds within eighteen months following receipt of such Net Cash Proceeds, no later than six months after the end of such eighteen month period; provided that if any portion of such amount is not so reinvested by such dates, subject to Section 2.07(b)(v) and Section 2.07(b)(vi), an amount equal to the Asset Sale Prepayment Percentage of any such Net Cash Proceeds shall be applied within five Business Days after such dates to the prepayment of the Term Loans and Other Applicable Indebtedness as set forth above. (iii) Indebtedness. If any of either Borrower or any Restricted Subsidiary incurs or issues any Indebtedness for borrowed money which is not expressly permitted to be incurred or issued pursuant to Section 7.03, the Borrowers shall prepay an aggregate principal amount of Initial Term Loans and any other Term Loans (unless such prepayment is not required pursuant to the terms of such other Term Loans) equal to 100% of all Net Cash Proceeds received therefrom on or prior to the date which is five Business Days after the receipt of such Net Cash Proceeds. (iv) Revolving Loan Repayments. The US Borrower shall from time to time prepay first, the Swing Line Loans and second, the Revolving Loans to the extent necessary so that the Total Utilization of Revolving Commitments shall not at any time exceed the Revolving Commitments then in effect; provided that, to the extent such excess amount is greater than the aggregate principal amount of Swing Line Loans and Revolving Loans outstanding immediately prior to the application of such prepayment, the amount so prepaid shall be retained by the AdministrativeRevolving Agent and held in the Cash Collateral Account as cover for Letter of Credit Usage, as more particularly described in Section 2.04(l), and thereupon such cash shall be deemed to reduce the aggregate Letter of Credit Usage by an equivalent amount. (v) Application of Payments. (A) Except as may otherwise be set forth in any Refinancing Amendment, Extension Amendment or any Incremental Amendment, each prepayment of Term Loans pursuant to Section 2.07(b)(i), (ii) or (iii) shall be applied ratably to each Class of Term Loans then outstanding, (B) with respect to each Class of Loans (other than Revolving Loans or Swing Line Loans), each prepayment pursuant to clauses (i) through (iii) of this Section 2.07(b) shall be applied to remaining scheduled installments of principal thereof following the date of prepayment as directed by the US Borrower and specified in the notice of prepayment (and absent such direction, in direct order of maturity of the remaining installments under the applicable Class of Loans), and (C) each such prepayment shall be paid to the Lenders in accordance with their respective Pro Rata Shares of such prepayment.

- 110 - (vi) Foreign and Tax Considerations. Notwithstanding any other provisions of this Section 2.07(b), (A) to the extent that any or all of the Net Cash Proceeds of any Disposition by a Foreign Subsidiary giving rise to a prepayment event pursuant to Section 2.07(b)(ii) (a “Foreign Disposition”), the Net Cash Proceeds of any Casualty Event from a Foreign Subsidiary (a “Foreign Casualty Event”) or Excess Cash Flow of a Foreign Subsidiary are prohibited or delayed by applicable local law from being repatriated to the United States or Canada, the portion of such Net Cash Proceeds or Excess Cash Flow so affected will not be required to be applied to repay Term Loans at the times provided in this Section 2.07(b) but may be retained by the applicable Foreign Subsidiary so long as the applicable local law will not permit repatriation to the United States or Canada (the Borrowers hereby agreeing to cause the applicable Foreign Subsidiary to use its commercially reasonable efforts to promptly take all actions reasonably required by the applicable local law to permit such repatriation) and, if within 12 months of the applicable prepayment event, such repatriation of any of such affected Net Cash Proceeds or Excess Cash Flow is permitted under the applicable local law, such repatriation will be immediately effected and such repatriated Net Cash Proceeds or Excess Cash Flow will be promptly (and in any event not later than ten Business Days after such repatriation) applied (net of additional taxes payable or reserved against as a result thereof) to the repayment of the Term Loans pursuant to this Section 2.07(b) to the extent provided herein, and (B) to the extent that the US Borrower has determined in good faith and in consultation with the Administrative Agent that repatriation to the United States or Canada of any or all of the Net Cash Proceeds of any Foreign Disposition or any Foreign Casualty Event or any or all of the Excess Cash Flow of a Foreign Subsidiary would have material adverse tax consequences (relative to the relevant Foreign Disposition, Foreign Casualty Event or Excess Cash Flow and taking into account any foreign tax credit or benefit actually realized in connection with such repatriation) with respect to such Net Cash Proceeds or Excess Cash Flow, the Net Cash Proceeds or Excess Cash Flow so affected may be retained by the applicable Foreign Subsidiary; provided that, in the case of this clause (B), on or before the date on which any Net Cash Proceeds so retained would otherwise have been required to be applied to reinvestments or prepayments pursuant to this Section 2.07(b) (or such Excess Cash Flow would have been required to be applied to prepayments pursuant to this Section 2.07(b)), (1) the Borrowers apply an amount equal to such Net Cash Proceeds or Excess Cash Flow to such reinvestments or prepayments (in the case of Net Cash Proceeds) and to such prepayments (in the case of Excess Cash Flow) as if such Net Cash Proceeds or Excess Cash Flow had been received by the relevant Borrower rather than such Foreign Subsidiary, less the amount (the “Netted Tax Amount”) of additional taxes that would have been payable or reserved against it if such Net Cash Proceeds or Excess Cash Flow had been repatriated to the United States or Canada by such Foreign Subsidiary; provided that, in the case of this clause (1), to the extent that within 12 months of the applicable prepayment event, the repatriation of any Net Cash Proceeds or Excess Cash Flow from such Foreign Subsidiary would no longer have material adverse tax consequences (relative to the relevant Foreign Disposition, Foreign Casualty Event or Excess Cash Flow), such Foreign Subsidiary shall promptly repatriate an amount equal to the Netted Tax Amount to the Administrative Agent, which amount shall be applied to the pro rata prepayment of the Loans and Term Loan Commitments pursuant to Section 2.07(d) or (2) such Net Cash Proceeds or Excess Cash Flow are applied to the repayment of Indebtedness of a Foreign Subsidiary.

(vii) Mandatory Prepayment Procedures; Declining Lenders. The US Borrower shall give notice to the ~~Administrative~~Applicable Agent of any mandatory prepayment of the Loans pursuant to Section 2.07(b)(i), (ii), (iii) or (iv) by 11:00 a.m. at least three Business Days prior to the date on which such payment is due. Such notice shall state that the applicable Borrower(s) are offering to make or will make such mandatory prepayment on or before the date specified in Section 2.07(b)(i), (ii), (iii) or (iv), as the case may be (each, a "**Prepayment Date**"). Once given, such notice shall be irrevocable (*provided* that the US Borrower may rescind any notice of prepayment if such prepayment would have resulted from a refinancing of all or any portion of the applicable Facility or been made in connection with a Disposition, which refinancing or Disposition shall not be consummated or shall otherwise be delayed) and all amounts subject to such notice shall be due and payable on the Prepayment Date (except as otherwise provided in Section 2.07(b)(vi) and in the last sentence of this Section 2.07(b)(vii)). Upon receipt by the ~~Administrative~~Applicable Agent of such notice, the ~~Administrative~~Applicable Agent shall immediately give notice to each Lender of the prepayment, the Prepayment Date and of such Lender's Pro Rata Share of the prepayment. Each Lender may elect (in its sole discretion) to decline all (but not less than all) of its Pro Rata Share of any mandatory prepayment (other than a mandatory prepayment required pursuant to Section 2.07(b)(iii)) by giving notice of such election in writing to the ~~Administrative~~Applicable Agent by 11:00 a.m., on the date that is one Business Day prior to such prepayment. If a Lender fails to deliver a notice of election declining receipt of its Pro Rata Share of such mandatory prepayment to the ~~Administrative~~Applicable Agent within the time frame specified above, any such failure will be deemed to constitute an acceptance of such Lender's Pro Rata Share of the total amount of such mandatory prepayment of Loans. Upon receipt by the ~~Administrative~~Applicable Agent of such notice, the ~~Administrative~~Applicable Agent, as applicable, shall immediately notify the Borrowers of such election. Any amount so declined by any Lender shall be retained by the Borrowers and the Restricted Subsidiaries and/or applied by a Borrower or any of the Restricted Subsidiaries in any manner not inconsistent with the terms of this Agreement.

(c) Interest, Funding Losses, Etc. All prepayments under this Section 2.07 shall be accompanied by all accrued interest thereon, together with, in the case of any such prepayment of a ~~a~~ Term SOFR Loan or a ~~CDOR~~Term CORRA Rate Loan on a date prior to the last day of an Interest Period therefor, any amounts owing in respect of such Term SOFR Loan or ~~CDOR~~Term CORRA Rate Loan pursuant to Section 3.05.

(d) Application of Prepayment Amounts. In the event that the obligation of the Borrowers to prepay the Loans shall arise pursuant to subsection (b) above (other than subsection (b)(iv)), unless a Specified Revolving Trigger shall have occurred and be continuing:

(i) *first*, the Borrowers shall prepay the outstanding principal amount of the Term Loans in the amount of such prepayment obligation within the applicable time periods specified in subsection (b) above, with such prepayment to be applied in the manner set forth in Section 2.07(b)(v);

(ii) *second*, to the extent of any excess remaining after the prepayment as provided in clause (i) above, the Borrowers shall prepay the outstanding principal amount of the Swing Line Loans, without a corresponding permanent reduction to the Revolving Commitments;

(iii) *third*, to the extent of any excess remaining after the prepayment as provided in clauses (i) and (ii) above, the Borrowers shall prepay the outstanding principal amount of the Revolving Loans, without a corresponding permanent reduction to the Revolving Commitments; and

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(iv) *fourth*, to the extent of any excess remaining after application as provided in clauses (i), (ii) and (iii) above, the Borrowers shall pay any outstanding Reimbursement Obligations, and thereafter the Borrowers shall Cash Collateralize the Letter of Credit Usage pursuant to Section 2.04(l).

Each payment or prepayment pursuant to the provisions of Section 2.07(b) shall be applied ratably among the Lenders of each Class holding the Loans being prepaid, in proportion to the principal amount held by each, and shall be applied as among the Term Loans or the Revolving Loans, as the case may be, being prepaid, (A) first, to prepay all Base Rate Loans and Canadian Prime Rate Loans and (B) second, to the extent of any excess remaining after application as provided in clause (A) above, to prepay all Term SOFR Loans and ~~CDOR~~Term CORRA Rate Loans (and as among Term SOFR Loans and ~~CDOR~~Term CORRA Rate Loans, (1) first to prepay those Term SOFR Loans and ~~CDOR~~Term CORRA Rate Loans, if any, having Interest Periods ending on the date of such prepayment, and (2) thereafter, to the extent of any excess remaining after application as provided in clause (1) above, to prepay any Term SOFR Loans and ~~CDOR~~Term CORRA Rate Loans in the order of the expiration dates of the Interest Periods applicable thereto).

(e) Interest Period Deferrals. Notwithstanding any of the other provisions of this Section 2.07, so long as no Event of Default shall have occurred and be continuing, if any prepayment of Term SOFR Loans or ~~CDOR~~Term CORRA Rate Loans is required to be made under this Section 2.07 prior to the last day of the Interest Period therefor, in lieu of making any payment pursuant to this Section 2.07 in respect of any such Term SOFR Loan or ~~CDOR~~Term CORRA Rate Loan, prior to the last day of the Interest Period therefor, the Borrowers may, in their sole discretion, deposit an amount sufficient to make any such prepayment otherwise required to be made thereunder together with accrued interest to the last day of such Interest Period into a Cash Collateral Account until the last day of such Interest Period, at which time the ~~Administrative~~Revolving Agent shall be authorized (without any further action by or notice to or from the Borrowers or any other Loan Party) to apply such amount to the prepayment of such Loans in accordance with this Section 2.07. Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent and the Revolving Agent shall also be authorized (without any further action by or notice to or from the Borrowers or any other Loan Party) to apply such amount to the prepayment of the outstanding Loans in accordance with the relevant provisions of this Section 2.07.

SECTION 2.08 Termination or Reduction of Commitments.

(a) Optional. The Borrowers may, upon written notice to the ~~Administrative~~Applicable Agent, terminate the unused Commitments of any Class, or from time to time permanently reduce the unused Commitments of any Class, in each case without premium or penalty; *provided* that (i) any such notice shall be received by the ~~Administrative~~Applicable Agent ~~two~~three Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $1,000,000 or any whole multiple of $1,000,000 in excess thereof or, if less, the entire amount thereof and (iii) the Borrowers shall not terminate or reduce (A) the Revolving Commitments if, after giving effect to any concurrent prepayment of the Revolving Loans in accordance with Section 2.07, the Total Utilization of Revolving Commitments would exceed the total Revolving Commitments, (B) the Letter of Credit Sublimit if, after giving effect thereto, (1) the Letter of Credit Usage not fully Cash Collateralized hereunder at 103% of the maximum face amount of any such Letters of Credit would exceed the Letter of Credit Sublimit or (2) the Letter of Credit Usage with respect to Letters of Credit issued by an applicable Issuing Bank not fully Cash Collateralized hereunder at 103% of the maximum face amount of any such Letters of Credit would exceed the amount of such Issuing Bank's Letter of Credit Percentage of the Letter of Credit Sublimit or (C) the Swing Line Sublimit, if after giving effect to any concurrent payment of Swing Line Loans in accordance with Section 2.07, the Total Utilization of Revolving Commitments with respect to Swing Line Loans would exceed the Swing Line Sublimit. Notwithstanding the foregoing, the Borrowers may rescind or

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- 113 - postpone any notice of termination of the Commitments if such termination would have resulted from a refinancing of all or a portion of the applicable Facility, which refinancing shall not be consummated or otherwise shall be delayed. (a) Mandatory. (i) (A) The Initial Term Loan Commitment of each Lender shall be automatically and permanently reduced to $0 upon the making of such Lender’s Initial Term Loans pursuant to Section 2.01(a) and (B) the Revolving Commitments shall terminate on the Revolving Commitment Termination Date. (ii) If after giving effect to any reduction or termination of Revolving Commitments under this Section 2.08, the Letter of Credit Sublimit or the Swing Line Sublimit exceeds the amount of the Revolving Commitments at such time, the Letter of Credit Sublimit or the Swing Line Sublimit, as the case may be, shall be automatically reduced by the amount of such excess. (b) Effect of Termination or Reduction. Any termination or reduction of the Commitments of any Class shall be permanent. Each reduction of Commitments of any Class shall be made ratably among the Lenders in accordance with their respective Pro Rata Share of Commitments of such Class. Repayment of Loans. (a) The Borrowers shall repay to the Administrative Agent for the ratable account of the Appropriate Lenders: (i) (x) on the last Business Day of each fiscal quarter (commencing with the second full fiscal quarter ending after the Closing Date) an aggregate principal amount equal to 0.25% of the aggregate principal amount of all Initial Term Loans outstanding on the Closing Date (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.07), provided that this clause (x) may be amended to increase the amortization with respect to any existing Initial Term Loans in connection with the Borrowing of any Incremental Term Loans that constitute Pari Passu Lien Debt if and to the extent necessary so that such Incremental Term Loans and the existing Initial Term Loans form the same Class of Term Loans and to the extent possible, a “fungible” tranche, in each case, without the consent of any party hereto; provided further, that such amendments shall not decrease any amortization payment to any Lender that would have otherwise been payable to such Lender prior thereto and (y) on the Maturity Date of the Initial Term Loans, the aggregate principal amount of all such Initial Term Loans outstanding on such date; and (ii) such amounts on account of any Incremental Term Loans as specified in the applicable Incremental Amendment, subject to Section 2.16. (b) The US Borrower shall repay to the AdministrativeRevolving Agent for the ratable account of the Appropriate Lenders the outstanding principal amount of the Revolving Loans on the Revolving Commitment Termination Date. (c) The US Borrower shall repay to the Swing Line Lender (or, to the extent required by Section 2.03(c), to the AdministrativeRevolving Agent for the account of the Revolving Lenders) each Swing Line Loan made by the Swing Line Lender to the US Borrower on the earlier to occur of (i) the date seven Business Days after such Swing Line Loan is made and (ii) the Maturity Date of the Revolving Loans; provided, on each date that a Revolving Loan is made, the US Borrower shall repay all Swing Line Loans then outstanding. At any time there shall exist a Defaulting Lender that is a Revolving Lender, immediately upon the request of the Swing Line Lender, the US Borrower shall repay the outstanding Swing Line Loans made by the Swing Line Lender to the US Borrower in an amount sufficient to eliminate any Fronting Exposure in respect of the Swing Line Loans.

SECTION 2.10 Interest.

(a) Subject to the provisions of Section 2.10(b), (i) each Term SOFR Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate *per annum* equal to Adjusted Term SOFR for such Interest Period *plus* the Applicable Rate, (ii) each ~~CDOR~~Term CORRA Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate *per annum* equal to ~~the CDOR Rate~~Adjusted Term CORRA for such Interest Period *plus* the Applicable Rate, (iii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable Borrowing date at a rate *per annum* equal to the Base Rate *plus* the Applicable Rate, (iv) each Canadian Prime Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable Borrowing date at a rate *per annum* equal to the Canadian Prime Rate *plus* the Applicable Rate, (v) each Swing Line Loan denominated in Dollars shall bear interest on the outstanding principal amount thereof from the applicable Borrowing date at a rate *per annum* equal to the Base Rate *plus* the Applicable Rate and (vi) each Swing Line Loan denominated in Canadian Dollars shall bear interest on the outstanding principal amount thereof from the applicable Borrowing date at a rate *per annum* equal to the Canadian Prime Rate *plus* the Applicable Rate.

(b) If any amount of principal of any Loan is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate *per annum* at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

(c) If any amount (other than principal of any Loan) payable by a Borrower under any Loan Document is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, then upon the request of the Required Lenders (or, after the occurrence of an actual or deemed entry of an order for relief with respect to a Borrower under any Debtor Relief Law, automatically and without further action by the Administrative Agent, the Revolving Agent or any Lender) such amount shall thereafter bear interest at a fluctuating interest rate *per annum* at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

(d) Accrued and unpaid interest on the principal amount of all outstanding past due Obligations (including interest on past due interest) shall be due and payable upon demand (or, after the occurrence of an actual or deemed entry of an order for relief with respect to a Borrower under any Debtor Relief Law, automatically and without further action by the Administrative Agent, the Revolving Agent or any Lender).

(e) Interest on each Loan shall be due and payable (i) with respect to Base Rate Loans and Canadian Prime Rate Loans, in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein and (ii) with respect to Term SOFR Loans and ~~CDOR~~Term CORRA Rate Loans, at the end of each Interest Period, and, in any event, every three months. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding, under any Debtor Relief Law.

(f) The ~~Administrative~~Applicable Agent shall promptly notify the Borrowers and the Lenders of the interest rate applicable to any Interest Period for any Term SOFR Loans and ~~CDOR~~Term CORRA Rate Loans upon determination of such interest rate. The determination of the Adjusted Term SOFR, Term SOFR and ~~the CDOR Rate~~Term CORRA by the ~~Administrative~~Applicable Agent shall be conclusive in the

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absence of manifest error. At any time when Base Rate Loans or Canadian Prime Rate Loans are outstanding, the ~~Administrative~~Applicable Agent shall notify the Borrowers and the Lenders of any change in the "prime rate" used in determining the Base Rate or Canadian Prime Rate promptly following the public announcement of such change. For the avoidance of doubt, the interest rates may be adjusted automatically as of the effective date of any change in the applicable interest rate prior to any notice to the Borrowers or Lenders.

(g) After giving effect to all Borrowings, all conversions of Loans from one Type to the other, and all continuations of Loans as the same Type, there shall not be more than ten Interest Periods in effect unless otherwise agreed between the Borrowers, the Revolving Agent and the Administrative Agent; *provided* that after the establishment of any new Class of Loans pursuant to a Refinancing Amendment or Extension, the number of Interest Periods otherwise permitted by this Section 2.10(g) shall increase by three Interest Periods for each applicable Class so established.

SECTION 2.11 Fees.

(a) The Borrowers shall pay to the Agents such fees as shall have been separately agreed upon in writing (including pursuant to the Commitment Letter and Fee Letter) in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever (except as expressly agreed between the Borrowers and the applicable Agent).

(b) The US Borrower agrees to pay to Lenders having Revolving Exposure:

(i) if, for any day in each calendar quarter for the period from and including the Closing Date to and including the Revolving Commitment Termination Date, the daily unpaid balance of the sum of the aggregate principal amount of all outstanding Revolving Loans *plus* (II) the Letter of Credit Usage (the "Usage Amount") does not equal the Revolving Commitments, a fee at a rate equal to the Applicable Commitment Fee per annum for each such day on the amount by which the Revolving Commitments on such day exceeds such Usage Amount (the "Unused Line Fee"). The Unused Line Fee shall be payable to ~~Lenders~~the Revolving Agent for the account of each Lender having Revolving Exposure in arrears on the first Business Day of each calendar quarter with respect to each day in the previous calendar quarter and on the Revolving Commitment Termination Date with respect to the period ending on the Revolving Commitment Termination Date; and

(ii) letter of credit fees with respect to all Letters of Credit (the "**L/C Fee**") equal to (A) the Applicable Rate for Revolving Loans that are Term SOFR Loans, *times* (B) the ~~average aggregate~~ daily maximum amount available to be drawn under all Letters of Credit (regardless of whether any conditions for drawing could then be met and determined as of the close of business on any date of determination and whether or not such maximum amount is then in effect under such Letter of Credit if such maximum amount increases periodically pursuant to the terms of such Letter of Credit).

All fees referred to in this Section 2.11(b) shall be paid to the ~~Administrative~~Revolving Agent at the ~~Administrative~~Revolving Agent's Office and upon receipt, the ~~Administrative~~Revolving Agent shall promptly distribute to each Lender its Pro Rata Share thereof.

(c) The US Borrower agrees to pay directly to the applicable Issuing Bank, for its own account, the following fees:

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- 116 - (i) a fronting fee to be agreed by the US Borrower and the applicable Issuing Bank (not to exceed 0.125% per annum) times the daily maximum amount then available to be drawn under such Letter of Credit (whether or not such maximum amount is then in effect under such Letter of Credit if such maximum amount increases periodically pursuant to the terms of such Letter of Credit) determined as of the close of business on any date of determination; and (ii) such documentary and processing charges for any issuance, amendment, transfer or payment of a Letter of Credit as are in accordance with such Issuing Bank’s standard schedule for such charges and as in effect at the time of such issuance, amendment, transfer or payment, as the case may be, which fees, costs and charges shall be payable to such Issuing Bank within three Business Days after its demand therefor and are nonrefundable. (d) All fees referred to in Sections 2.11(b) and 2.11(c)(i) shall be payable quarterly in arrears on the lastfirst Business Day of each fiscal quarter of each year during the Revolving Commitment Period, commencing with the first full fiscal quarter ending after the Closing Date, and on the Revolving Commitment Termination Date; provided that any such fees accruing after the Revolving Commitment Termination Date shall be payable on demand. (e) At the time of the effectiveness of any Repricing Event that is consummated during the period commencing on the Third Amendment Effective Date and ending on the day immediately prior to the date that is six months after the Third Amendment Effective Date, the Borrowers agree to pay to the Administrative Agent, for the ratable account of each lender with Initial Term Loans that are either repaid, converted or subjected to a pricing reduction in connection with such Repricing Event (including each Lender that withholds its consent to such Repricing Event and is replaced as a Non-Consenting Lender under Section 3.07), a fee in an amount equal to 1.0% of (i) in the case of a Repricing Event described in clause (a) of the definition thereof, the aggregate principal amount of all Initial Term Loans prepaid, converted or subjected to a pricing reduction in connection with such Repricing Event and (ii) in the case of a Repricing Event described in clause (b) of the definition thereof, the aggregate principal amount of all Initial Term Loans outstanding on such date that are subject to an effective pricing reduction pursuant to such Repricing Event. Such fees shall be earned, due and payable upon the date of the effectiveness of such Repricing Event. Notwithstanding anything to the contrary in the Loan Documents, each Lender hereby agrees to waive any amounts payable by the Borrowers pursuant to Section 3.05 that would have resulted from a refinancing of this Agreement or a Repricing Event. Computation of Interest and Fees. (a) All computations of interest for Base Rate Loans calculated by reference to the “prime rate” or Federal Funds Rate and all computations of interest for Canadian Prime Rate Loans calculated by reference to the Canadian “prime rate” shall be made on the basis of a year of 365 days or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.10(a), bear interest for one day. Each determination by the Administrative Agent and/or the Revolving Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error. (b) For purposes of the Interest Act (Canada), (i) where in this Agreement a rate of interest is to be calculated on the basis of a year of 360, 365 or 366 days, the yearly rate of interest to which the rate is equivalent is the rate multiplied by the number of days in the year for which the calculation is made and divided by 360, 365 or 366, as applicable, (ii) the principle of deemed reinvestment of interest does not apply to any interest calculation under this Agreement, and (iii) the rates of interest stipulated in this Agreement are intended to be nominal rates and not effective rates or yields. The Borrowers, for themselves and for and on behalf of the other Loan Parties, hereby irrevocably agree not to plead or assert, whether by way of defense or otherwise, in any proceeding relating to the Loan Documents, that the interest payable under the Loan Documents and the calculation thereof has not been adequately disclosed to such Loan Party, whether pursuant to Section 4 of the Interest Act (Canada) or any other applicable Law or legal principle.

SECTION 2.13 Evidence of Indebtedness.

(a) The Borrowings made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and evidenced by one or more entries in the Register maintained by the ~~Administrative~~Applicable Agent, acting solely for purposes of Treasury Regulation Section 5f.103-1(c), as non-fiduciary agent for the Borrowers, in each case in the ordinary course of business. The accounts or records maintained by the Administrative Agent, the Revolving Agent and each Lender shall be *prima facie* evidence absent manifest error of the amount of the Borrowings made by the Lenders to the Borrowers and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrowers hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the ~~Administrative~~Applicable Agent in respect of such matters, the accounts and records of the ~~Administrative~~Applicable Agent shall control in the absence of manifest error.

Upon the request of any Lender, the applicable Borrower(s) shall execute and deliver to such Lender (through the ~~Administrative~~Applicable Agent) a Note payable to such Lender, which shall evidence the relevant Class of such Lender's Loans in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto.

(b) Entries made in good faith by the ~~Administrative~~Applicable Agent in the Register pursuant to Section 2.13(a), and by each Lender in its account or accounts pursuant to Section 2.13(a), shall be *prima facie* evidence of the amount of principal and interest due and payable or to become due and payable from the Borrowers to, in the case of the Register, each Lender and, in the case of such account or accounts, such Lender, under this Agreement and the other Loan Documents, absent manifest error; *provided* that the failure of the Administrative Agent, the Revolving Agent or such Lender to make an entry, or any finding that an entry is incorrect, in the Register or such account or accounts shall not limit or otherwise affect the obligations of the Borrowers under this Agreement and the other Loan Documents.

SECTION 2.14 Payments Generally.

(a) All payments to be made by a Borrower shall be made on the date when due, in immediately available funds without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by a Borrower hereunder shall be made to the ~~Administrative~~Applicable Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent's Office or Revolving Agent's Office, as applicable, for payment and in Same Day Funds not later than 1:00 p.m. (unless otherwise agreed by the Administrative Agent or Revolving Agent, as applicable) on the date specified herein. The ~~Administrative~~Applicable Agent will promptly distribute to each Appropriate Lender its Pro Rata Share (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender's Lending Office; *provided* that the proceeds of any borrowing of Revolving Loans to finance the reimbursement of a drawn Letter of Credit as provided in Section 2.04(c) shall be remitted by the ~~Administrative~~Revolving Agent to

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the applicable Issuing Bank. All payments received by the ~~Administrative~~Applicable Agent after 1:00 p.m. (or such other time as agreed by the ~~Administrative~~Applicable Agent) may in each case be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue.

(b) If any payment to be made by a Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

(c) Unless the US Borrower has notified the ~~Administrative~~Applicable Agent, prior to the date any payment is required to be made by a Borrower to the ~~Administrative~~Applicable Agent hereunder for the account of any Lender or any Issuing Bank, as applicable, that the applicable Borrower(s) will not make such payment, the ~~Administrative~~Applicable Agent may assume that the applicable Borrower(s) have timely made such payment and may (but shall not be so required to), in reliance thereon, make available a corresponding amount to such Lender or such Issuing Bank. If and to the extent that such payment was not in fact made to the ~~Administrative~~Applicable Agent in Same Day Funds, then such Lender or such Issuing Bank, as applicable, shall forthwith on demand repay to the ~~Administrative~~Applicable Agent the portion of such assumed payment that was made available to such Lender or such Issuing Bank in Same Day Funds, together with interest thereon in respect of each day from and including the date such amount was made available by the ~~Administrative~~Applicable Agent to such Lender or such Issuing Bank, as applicable, to the date such amount is repaid to the ~~Administrative~~Applicable Agent in Same Day Funds at the applicable Overnight Rate from time to time in effect.

(d) If any Lender makes available to the ~~Administrative~~Applicable Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrowers by the ~~Administrative~~Applicable Agent ~~because~~ the conditions to the Borrowing set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the ~~Administrative~~Applicable Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

(e) The obligations of the Lenders hereunder to make Loans, to fund participations in Letters of Credit and Swing Line Loans and to make payments pursuant to Section 10.07 are several and not joint. The failure of any Lender to make any Loan on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan or purchase its participation.

(f) Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

(g) Whenever any payment received by the ~~Administrative~~Applicable Agent under this Agreement or any of the other Loan Documents is insufficient to pay in full all amounts due and payable to the ~~Administrative~~Applicable Agent and the Lenders under or in respect of this Agreement and the other Loan Documents on any date, such payment shall be distributed by the ~~Administrative~~Applicable Agent and applied by the ~~Administrative~~Applicable Agent and the Lenders in the order of priority set forth in Section 9.03. If the ~~Administrative~~Applicable Agent receives funds for application to the Obligations of the Loan Parties under or in respect of the Loan Documents under circumstances for which the Loan Documents do not specify the manner in which such funds are to be applied, the ~~Administrative~~Applicable Agent may, but shall not be obligated to, elect to distribute such funds to each of the Lenders in accordance with such Lender's Pro Rata Share of such of the outstanding Loans or other Obligations then owing to such Lender.

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- 119 - (h) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.03(c), 2.04(c), 2.06, 2.15 or 10.07, then the AdministrativeApplicable Agent may, in its discretion and notwithstanding any contrary provision hereof, (i) apply any amounts thereafter received by the AdministrativeApplicable Agent for the account of such Lender for the benefit of the AdministrativeApplicable Agent, the Swing Line Lender or the Issuing Banks, as applicable, to satisfy such Lender’s obligations to the AdministrativeApplicable Agent, the Swing Line Lender and the Issuing Banks until all such unsatisfied obligations are fully paid and/or (ii) hold any such amounts in a segregated account as cash collateral for, and application to, any future funding obligations of such Lender under any such Section, in the case of each of clauses (i) and (ii) above, in any order as determined by the AdministrativeApplicable Agent in its discretion. Sharing of Payments, Etc. If, other than as expressly provided elsewhere herein, any Lender shall obtain payment in respect of any principal of or interest on account of the Loans of a particular Class made by it (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) in excess of its ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately (a) notify the Administrative Agent and/or the Revolving Agent of such fact, and (b) purchase from the other Lenders such participations in the Loans made by them and/or such sub-participations in the participations in L/C obligations or Swing Line Loans held by them, as the case may be, as shall be necessary to cause such purchasing Lender to share the excess payment in respect of such Loans or such participations, as the case may be, pro rata with each of them; provided that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender under any of the circumstances described in Section 11.06 (including pursuant to any settlement entered into by the purchasing Lender in its discretion), such purchase shall to that extent be rescinded and each relevant Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender’s ratable share (according to the proportion of (i) the amount of such paying Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered, without further interest thereon. The provisions of this paragraph shall not be construed to apply to (A) any payment made by a Borrower pursuant to and in accordance with the express terms of this Agreement as in effect from time to time (including Section 2.07(a)(iv) and Section 11.07), (B) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant permitted hereunder or (C) any payment received by such Lender not in its capacity as a Lender. The Borrowers agree that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by applicable Law, exercise all its rights of payment (including the right of setoff, but subject to Section 11.09) with respect to such participation as fully as if such Lender were the direct creditor of the Borrowers in the amount of such participation. The Administrative Agent and/or the Revolving Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section 2.15 and will in each case notify the Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section 2.15 shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased. Incremental Borrowings. (a) Notice. At any time and from time to time, on one or more occasions, the Borrowers may, (i) by notice to the Administrative Agent, (i) increase the aggregate principal amount of any outstanding tranche of Term Loans or add one or more additional tranches of term loans under the Loan Documents (the “Incremental Term Facilities” and the term loans made thereunder, the “Incremental Term Loans”) or (ii) by notice to the Revolving Agent, increase the aggregate principal amount of Revolving Commitments under the Loan Documents (the “Incremental Revolving Facilities”, and the revolving

- 120 - loans and other extensions of credit made thereunder, the “Incremental Revolving Loans”; each such increase or tranche pursuant to clauses (i) and (ii), an “Incremental Facility” and the loans or other extensions of credit made thereunder, the “Incremental Loans”). (b) Ranking. Incremental Term Facilities (i) may rank either pari passu or junior in right of payment with any Class of Term Loans (including the Initial Term Loans), (ii) may either be unsecured or secured (on a pari passu or junior basis) by the Collateral (or assets that become Collateral substantially concurrently with the incurrence of such Incremental Term Facility) and (iii) may be guaranteed solely by the Loan Parties (or Persons that become Loan Parties substantially concurrently with the incurrence of such Incremental Term Facility). (c) Size and Currency. The aggregate principal amount of Incremental Facilities on any date Indebtedness thereunder is first incurred (or commitments with respect thereto are received in the case of any Incremental Term Facility with a delayed draw feature or Incremental Revolving Facility), together with the aggregate principal amount of Incremental Equivalent Debt and other Incremental Facilities outstanding on such date, will not exceed, an amount equal to, (i) the Fixed Incremental Amount, plus (ii) the Ratio Amount, (the sum of the Fixed Incremental Amount and the Ratio Amount, the “Incremental Amount”); provided that, without the consent of (x) the Required Revolving Lenders, the aggregate principal amount of all Incremental Revolving Facilities shall not exceed $15,000,000 and (y) the Required Lenders, the aggregate principal amount of all Incremental Revolving Facilities shall not exceed the greater of (i) $102,000,000 and (ii) 50% of TTM Consolidated Adjusted EBITDA as of the applicable date of determination. Calculation of the Incremental Amount shall be made on a Pro Forma Basis and evidenced by a certificate from a Responsible Officer of the US Borrower demonstrating such calculation in reasonable detail. Each Incremental Facility will be in an integral multiple of $1,000,000 and in an aggregate principal amount that is not less than $5,000,000 (or such lesser minimum amount approved by the AdministrativeApplicable Agent in its reasonable discretion); provided that such amount may be less than such minimum amount or integral multiple amount if such amount represents all the remaining availability under the Incremental Amount at such time. Any Incremental Facility may be denominated in Dollars or in any Alternative Currency (and in the case of any Alternative Currency, the Dollar Amount thereof as of the date of incurrence (or, in the case of an LCA Election, as of the applicable LCA Test Date) shall be controlling for purposes of determining compliance with the Incremental Amount, and the minimum amount and integral multiples shall be a Dollar Amount of $5,000,000 or $1,000,000, respectively (or, in each case, such lesser minimum amount approved by the AdministrativeApplicable Agent in its reasonable discretion)). (d) Incremental Lenders. Incremental Facilities may be provided by any existing Lender (it being understood that no existing Lender shall have an obligation to make, or provide commitments with respect to, an Incremental Loan) or by any Additional Lender. While existing Lenders may (but are not obligated to unless invited to and so elect) participate in any syndication of an Incremental Facility and may (but are not obligated to unless invited to and so elect) become lenders with respect thereto, the existing Lenders will not have any right to participate in any syndication of, and will not have any right of first refusal or other right to provide all or any portion of, any Incremental Facility or Incremental Loan except to the extent the Borrowers and the arrangers thereof, if any, in their discretion, chose to invite or include any such existing Lender (which may or may not apply to all existing Lenders and may or may not be pro rata among existing Lenders); provided that (x) the opportunity to provide any Incremental Revolving

- 121 - Facility shall first be offered to the then-existing Revolving Lenders before being offered to Additional Lenders and (y) if the then-existing Revolving Lenders decline to provide all or any portion of such Incremental Revolving Facility, the Additional Lender(s) providing all or any potion of such Incremental Revolving Facility shall be subject to the consent of the Required Revolving Lenders (subject consent not to be unreasonably withheld, delayed or conditioned). Final allocations in respect of Incremental Facilities will be made by the Borrowers together with the arrangers thereof, if any, in their discretion, on the terms permitted by this Section 2.16; provided that the lenders providing the Incremental Facilities will be reasonably acceptable to (i) the Borrowers, (ii) the Administrative Agent and/or Revolving Agent, as applicable, and (iii) solely with respect to any Incremental Revolving Facility, the Swing Line Lender and each Issuing Bank (except that, in the case of clauses (ii) and (iii), only to the extent such Person otherwise would have a consent right to an assignment of such loans or commitments to such lender, such consent not to be unreasonably withheld, conditioned or delayed). For the avoidance of doubt, any Affiliated Lender that provides any Incremental Loans shall be subject to the limitations on Affiliated Lenders set forth in Section 11.07(h) (including the Affiliated Lender Term Loan Cap, as applicable). (e) Incremental Facility Amendments; Use of Proceeds. Each Incremental Facility will become effective pursuant to an amendment (each, an “Incremental Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Borrowers and each Person providing such Incremental Facility and the AdministrativeApplicable Agent. The AdministrativeApplicable Agent will promptly notify each Lender as to the effectiveness of each Incremental Amendment. Incremental Amendments may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Borrowers in consultation with the AdministrativeApplicable Agent, to effect the provisions of this Section 2.16 and, to the extent practicable, to make an Incremental Loan fungible (including for Tax purposes) with other Loans (subject to the limitations under sub-clauses (g) and (h) of this Section) to the extent practicable. Without limiting the foregoing, an Incremental Amendment may (i) extend or add “call protection” to any existing tranche of Term Loans, including amendments pursuant to Section 2.11(e), and (ii) amend the schedule of amortization payments relating to any existing tranche of Term Loans, including amendments to Section 2.09(a) (provided, that any such amendment shall not decrease any amortization payment to any Lender that would have otherwise been payable to such Lender prior to the effectiveness of the applicable Incremental Amendment), in the case of each clause (i) and (ii), so that such Incremental Term Loans and the applicable existing Term Loans form the same Class of Term Loans. Each of the parties hereto hereby agrees that, upon the effectiveness of any Incremental Amendment, this Agreement and the other Loan Documents, as applicable, will be amended to the extent necessary to reflect the existence and terms of the Incremental Facility and the Incremental Loans evidenced thereby. This Section 2.16 shall supersede any provisions in Section 2.15 or 11.01 to the contrary. The Borrowers may use the proceeds of the Incremental Loans for any purpose not prohibited by this Agreement. (f) Conditions. The availability of Incremental Facilities under this Agreement will be subject solely to the following conditions and any other conditions required by the Lenders providing such Incremental Facility, subject, for the avoidance of doubt, to Section 1.08, measured on the date of the initial borrowing under such Incremental Facility: (i) no Event of Default shall have occurred and be continuing or would result therefrom; provided that the condition set forth in this clause (i) may be waived or not required (other than with respect to Specified Events of Default) by the Persons providing such Incremental Facilities if the proceeds of the initial Borrowings under such Incremental Facilities will be used to finance, in whole or in part, a Permitted Investment; and (ii) the representations and warranties in the Loan Documents will be true and correct in all material respects (except for representations and warranties that are already qualified by

- 122 - materiality, which representations and warranties will be true and correct in all respects) immediately prior to, and after giving effect to, the incurrence of such Incremental Facility; provided that the condition set forth in this clause (ii) may be waived or not required (other than with respect to the Specified Representations) by the Persons providing such Incremental Facilities if the proceeds of the initial Borrowings under such Incremental Facilities will be used to finance, in whole or in part, a Permitted Investment. (g) Terms. Each Incremental Amendment will set forth the amount and terms of the relevant Incremental Facility. The terms of each Incremental Facility will be as agreed between the Borrowers and the Persons providing such Incremental Facility; provided that: (i) the final maturity date of any such Incremental Term Loans that are syndicated term loans will be no earlier than the Latest Maturity Date of the Initial Term Loans; provided that this clause shall not apply to the incurrence of any Incremental Term Loans pursuant to the Inside Maturity Exception; (ii) the Weighted Average Life to Maturity of any such Incremental Term Loans that are syndicated term loans will be no shorter than the remaining Weighted Average Life to Maturity of the Initial Term Loans; provided that this clause shall not apply to the incurrence of any Incremental Term Loans pursuant to the Inside Maturity Exception; (iii) any mandatory prepayment of such Incremental Term Loans may participate on a pro rata basis or a less than pro rata basis in any corresponding required mandatory repayments of the Initial Term Loans, but not on a greater than pro rata basis to the Initial Term Loans (other than (A) any repayment of such Incremental Term Loans at maturity, (B) any repayment of Incremental Term Loans incurred pursuant to the Inside Maturity Exception and (C) any greater than pro rata repayment of such Incremental Term Loans with the proceeds of Credit Agreement Refinancing Indebtedness); provided that any such mandatory prepayment applicable to any Incremental Term Loans that are not Pari Passu Lien Debt may not be made except to the extent that such prepayments are first offered to the Lenders in respect of their Initial Term Loans and other Term Loans that are Pari Passu Lien Debt; (iv) (A) to the extent secured, such Incremental Term Facilities or Incremental Revolving Facilities, as applicable, shall not be secured by any Lien on any property or asset of the Borrowers or any Guarantor that does not also secure the Term Loans or Revolving Loans, as applicable, at the time of such incurrence (except (1) customary cash collateral in favor of an agent, letter of credit issuer or similar “fronting” lender, (2) Liens on property or assets applicable only to periods after the Latest Maturity Date of the Term Loans or Revolving Loans, as applicable, at the time of incurrence and (3) any Liens on property or assets to the extent that a Lien on such property or asset is also added for the benefit of the Lenders under the Term Loans or Revolving Loans, as applicable) and (B) to the extent guaranteed, such Incremental Term Facilities or Incremental Revolving Facilities, as applicable, shall not be incurred or guaranteed by any Loan Party other than the Borrowers and the Guarantors (including any Person required to be a Guarantor) (except (1) for guarantees by other Persons that are applicable only to periods after the Latest Maturity Date of the Term Loans or Revolving Loans, as applicable, at the time of incurrence and (2) any such Person incurring or guaranteeing such Incremental Term Facilities or Incremental Revolving Facilities, as applicable, that also guarantees the Term Loans or Revolving Loans, as applicable); (v) such Incremental Loans are not contractually subordinated or junior in right of payment to the Obligations in respect of the Revolving Facility (including, without limitation, by virtue of operation of a “waterfall” provision, “first-in” or “last-out” provision, or any similar

- 123 - provision) (it being understood and agreed that Indebtedness shall not be considered contractually subordinated or junior in right of payment solely because it is unsecured or secured by Liens junior in priority to the Liens securing other Indebtedness) and senior in right of payment (contractually or otherwise) to the Initial Term Loans (including, without limitation, by virtue of operation of a “waterfall” provision, “first-in” or “last-out” provision, or any similar provision); (vi) if such Incremental Loans are Pari Passu Lien Debt, unless otherwise consented to by the Required Lenders and the Required Revolving Lenders, payments in respect of such Incremental Loans shall be subject to the Priority Waterfall or another agreement with substantially equivalent provisions; and (vii) except as otherwise set forth herein, all terms of any Incremental Revolving Facility shall be on terms and pursuant to documentation applicable to the Revolving Facility and all other terms of any Incremental Term Facility shall be on terms (including subordination terms, if applicable) and pursuant to documentation to be determined by the Borrowers and the providers of the Incremental Term Facility; provided that the operational and agency provisions contained in such documentation shall be reasonably satisfactory to the AdministrativeApplicable Agent and the Borrowers. (h) Pricing. The interest rate, fees and OID for any Incremental Term Loans will be as determined by the Borrowers and the Persons providing such Incremental Term Loans; provided that in the event that the All-In Yield applicable to any Incremental Term Loans (other than any Excluded Incremental Term Loan) that are incurred during the first six months following the Closing Date and are secured on a pari passu basis with the Initial Term Loans exceed the All-In Yield (taking into account the leverage- based pricing grid therein and any comparable leverage-based pricing grid applicable to such Incremental Term Loans) for the Initial Term Loans by more than 50 basis points, then the All-In Yield for the Initial Term Loans shall be increased to the extent necessary so that such interest rate margins for such Term Loans are equal to the All-In Yield for such Incremental Term Loans minus 50 basis points. (i) Adjustments to Revolving Loans. Upon each increase in the Revolving Commitments pursuant to this Section 2.16, (i) each Revolving Lender immediately prior to such increase will automatically and without further act be deemed to have assigned to each lender providing a portion of such increase (each an “Incremental Revolving Facility Lender”), and each such Incremental Revolving Facility Lender will automatically and without further act be deemed to have assumed, a portion of such Revolving Lender’s participations hereunder in outstanding Letters of Credit and Swing Line Loans such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding (1) participations hereunder in Letters of Credit and (2) participations hereunder in Swing Line Loans held by each Revolving Lender will equal the percentage of the aggregate Revolving Commitments of all Lenders represented by such Revolving Lender’s Revolving Commitments; and (ii) if, on the date of such increase, there are any Revolving Loans outstanding, such Revolving Loans shall on or prior to the effectiveness of such Incremental Revolving Facility be prepaid from the proceeds of Incremental Revolving Loans made hereunder (reflecting such increase in Revolving Commitments), which prepayment shall be accompanied by accrued interest on the Revolving Loans being prepaid and any costs incurred by any Revolving Lender in accordance with Section 3.05.

(j) The Administrative Agent, the Revolving Agent and the Lenders hereby agree that the minimum borrowing, *pro rata* borrowing and *pro rata* payment requirements contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to this Section 2.16.

SECTION 2.17 Refinancing Amendments.

(a) Refinancing Loans. The Borrowers may obtain, from any Lender or any Additional Lender, Credit Agreement Refinancing Indebtedness in respect of all or any portion of the Term Loans or Revolving Loans, in the form of Refinancing Loans or Refinancing Commitments made pursuant to a Refinancing Amendment.

(b) Refinancing Amendments. The effectiveness of any Refinancing Amendment will be subject only to the satisfaction on the date thereof of such conditions as may be requested by the providers of applicable Refinancing Loans or Refinancing Commitments. The Administrative Agent and/or the Revolving Agent, as applicable, will promptly notify each Lender as to the effectiveness of each Refinancing Amendment. Each of the parties hereto hereby agrees that, upon the effectiveness of any Refinancing Amendment, this Agreement will be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Refinancing Loans and Refinancing Commitments incurred pursuant thereto (including any amendments necessary to treat the Term Loans or Revolving Loans subject thereto as Refinancing Term Loans or Refinancing Revolving Loans, respectively).

(c) Required Consents. Any Refinancing Amendment may, without the consent of any Person other than the ~~Administrative~~Applicable Agent, the Borrowers and the Persons providing the applicable Refinancing Loans, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the ~~Administrative~~Applicable Agent and the Borrowers, to effect the provisions of this Section 2.17. This Section 2.17 supersedes any provisions in Section 11.01 to the contrary.

(d) Providers of Refinancing Loans. Refinancing Loans may be provided by any existing Lender (it being understood that no existing Lender shall have an obligation to make all or any portion of any Refinancing Loan) or by any Additional Lender (subject to Section 11.07(h)). The lenders providing the Refinancing Loans will be reasonably acceptable to the (i) Borrowers, (ii) the ~~Administrative~~Applicable Agent and (iii) solely with respect to any Refinancing Revolving Loans, each Issuing Bank (except that, in the case of clauses (ii) and (iii), only to the extent such Person otherwise would have a consent right to an assignment of such loans or commitments to such lender, such consent not to be unreasonably withheld, conditioned or delayed).

SECTION 2.18 Extensions of Loans.

(a) Extension Offers. Pursuant to one or more offers (each, an "**Extension Offer**") made from time to time by the applicable Borrower(s) to all Lenders holding Loans and/or Commitments of a particular Class with a like Maturity Date, such Borrower(s) may extend such Maturity Date and otherwise modify the terms of such Loans and/or Commitments pursuant to the terms set forth in an Extension Offer (each, an "**Extension**"). Each Extension Offer will specify the minimum amount of Loans and/or Commitments with respect to which an Extension Offer may be accepted, which will be an integral multiple of $1,000,000 and an aggregate principal amount that is not less than $5,000,000, or, if less, (i) the aggregate principal amount of such Class of Loans outstanding or (ii) such lesser minimum amount as is approved by the ~~Administrative~~Applicable Agent, such ~~aproval~~approval not to be unreasonably withheld, conditioned or delayed. Extension Offers will be made on a *pro rata* basis to all Lenders holding Loans and/or Commitments of a particular Class with a like Maturity Date. If the aggregate outstanding principal amount of such Loans (calculated on the face amount thereof) and/or Commitments in respect of which Lenders

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- 125 - have accepted an Extension Offer exceeds the maximum aggregate principal amount of Loans and/or Commitments offered to be extended pursuant to such Extension Offer, then the Loans and/or Commitments of such Lenders will be extended ratably up to such maximum amount based on the respective principal amounts (but not to exceed actual holdings of record) with respect to which such Lenders have accepted such Extension Offer. There is no requirement that any Extension Offer or Extension Amendment (defined as follows) be subject to any “most favored nation” pricing provisions. The terms of an Extension Offer shall be determined by the Borrowers, and Extension Offers may contain one or more conditions to their effectiveness, including a condition that a minimum amount of Loans and/or Commitments of any or all applicable tranches be tendered. (b) Extension Amendments. The Lenders hereby irrevocably authorize the AdministrativeApplicable Agent to enter into amendments to this Agreement and the other Loan Documents (an “Extension Amendment”) as may be necessary or appropriate in order to establish new tranches in respect of Extended Loans and Extended Commitments and such amendments as permitted by clause (c) below as may be necessary or appropriate in the reasonable opinion of the Borrowers, in consultation with the Administrative Agent and/or the Revolving Agent, in connection with the establishment of such new tranches of Loans. This Section 2.18 shall supersede any provisions in Section 2.15 or 11.01 to the contrary. Except as otherwise set forth in an Extension Offer, there will be no conditions to the effectiveness of an Extension Amendment. Extensions will not constitute a voluntary or mandatory payment or prepayment for purposes of this Agreement. (c) Terms of Extension Offers and Extension Amendments. The terms of any Extended Loans and Extended Commitments will be set forth in an Extension Offer and as agreed between the Borrowers and the Extending Lenders accepting such Extension Offer; provided that: (i) the final maturity date of such Extended Loans and Extended Commitments will be no earlier than the Latest Maturity Date applicable to the Loans and/or Commitments subject to such Extension Offer; (ii) the Weighted Average Life to Maturity of any Extended Loans that are Term Loans will be no shorter than the remaining Weighted Average Life to Maturity of the Term Loans subject to such Extension Offer; and (iii) any Extended Loans that are Term Loans may participate on a pro rata basis or a less than pro rata basis (but not greater than a pro rata basis) in any mandatory repayments or prepayments of Term Loans other than any repayment of such Extended Loans at maturity or with the proceeds of Credit Agreement Refinancing Indebtedness. Any Extended Loans will constitute a separate tranche of Term Loans and/or Revolving Loans from the Term Loans and/or Revolving Loans held by Lenders that did not accept the applicable Extension Offer. (d) Extension of Revolving Commitments. In the case of any Extension of Revolving Commitments and/or Revolving Loans, the following shall apply: (i) all borrowings and all prepayments of Revolving Loans shall continue to be made on a ratable basis among all Revolving Lenders, based on the relative amounts of their Revolving Commitments, until the repayment of the Revolving Loans attributable to the non-extended Revolving Commitments on the relevant Maturity Date;

- 126 - (ii) the allocation of the participation exposure with respect to any then-existing or subsequently issued or made Letter of Credit or Swing Line Loan as between the Revolving Commitments of such new tranche and the remaining Revolving Commitments shall be made on a ratable basis in accordance with the relative amounts thereof until the Maturity Date relating to such non-extended Revolving Commitments has occurred; (iii) no termination of extended Revolving Commitments and no repayment of extended Revolving Loans accompanied by a corresponding permanent reduction in extended Revolving Commitments shall be permitted unless such termination or repayment (and corresponding reduction) is accompanied by at least a pro rata termination or permanent repayment (and corresponding pro rata permanent reduction), as applicable, of each other tranche of Revolving Loans and Revolving Commitments (or each other tranche of Revolving Commitments and Revolving Loans shall have otherwise been terminated and repaid in full); (iv) the Maturity Date with respect to the Revolving Commitments may not be extended without the prior written consent of each Issuing Bank and the Swing Line Lender; and (v) at no time shall there be more than five different tranches of Revolving Commitments. If the Total Utilization of Revolving Commitments exceeds the Revolving Commitment as a result of the occurrence of the Maturity Date with respect to any tranche of Revolving Commitments while an extended tranche of Revolving Commitments remains outstanding, the US Borrower shall make such payments as are necessary in order to eliminate such excess on such Maturity Date. (e) Required Consents. No consent of any Lender or any other Person will be required to effectuate any Extension, other than the consent of the AdministrativeApplicable Agent (such consent not to be unreasonably withheld, delayed or conditioned), the Borrowers and the applicable Extending Lender. The transactions contemplated by this Section 2.18 (including, for the avoidance of doubt, payment of any interest, fees or premium in respect of any Extended Loans on such terms as may be set forth in the relevant Extension Offer) will not require the consent of any other Lender or any other Person, and the requirements of any provision of this Agreement or any other Loan Document that may otherwise prohibit any such Extension or any other transaction contemplated by this Section 2.18 will not apply to any of the transactions effected pursuant to this Section 2.18. Permitted Debt Exchanges. (a) Notwithstanding anything to the contrary contained in this Agreement, pursuant to one or more offers made to all Lenders holding outstanding Loans in a particular Class (each, a “Permitted Debt Exchange Offer”) made from time to time by the Borrowers, the Borrowers may from time to time following the Closing Date consummate one or more exchanges of Term Loans for Permitted Debt Exchange Notes (each such exchange a “Permitted Debt Exchange”) with any Lender (other than any Lender that, if requested by the Borrowers, is unable to certify that it is either a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” (as defined in Rule 501 under the Securities Act)), so long as the following conditions are satisfied: (i) no Event of Default shall have occurred and be continuing at the time the final offering document in respect of a Permitted Debt Exchange Offer is delivered to the relevant Lenders, (ii) the aggregate principal amount (calculated on the face amount thereof) of Term Loans exchanged shall equal no more than the aggregate principal amount (calculated on the face amount thereof) of Permitted Debt Exchange Notes issued in exchange for such Term Loans; provided that the aggregate principal amount of the Permitted Debt Exchange Notes may include accrued interest and premium (if any) under the Term Loans exchanged and

- 127 - underwriting discounts, fees, commissions and expenses in connection with the issuance of such Permitted Debt Exchange Notes, (iii) the aggregate principal amount (calculated on the face amount thereof) of all Term Loans exchanged by the Borrowers pursuant to any Permitted Debt Exchange shall automatically be cancelled and retired by the Borrowers on the date of the settlement thereof (and, if requested by the Administrative Agent, any applicable exchanging Lender shall execute and deliver to the Administrative Agent an Assignment and Assumption, or such other form as may be reasonably requested by the Administrative Agent, in respect thereof pursuant to which the respective Lender assigns its interest in the Term Loans being exchanged pursuant to the Permitted Debt Exchange to the applicable Borrower(s) for immediate cancellation), (iv) if the aggregate principal amount of all Term Loans (calculated on the face amount thereof) tendered by Lenders in respect of the relevant Permitted Debt Exchange Offer (with no Lender being permitted to tender a principal amount of Term Loans which exceeds the principal amount thereof actually held by it) shall exceed the maximum aggregate principal amount of such Term Loans offered to be exchanged by the Borrowers pursuant to such Permitted Debt Exchange Offer, then the Borrowers shall exchange Term Loans subject to such Permitted Debt Exchange Offer tendered by such Lenders ratably up to such maximum amount based on the respective principal amounts so tendered, (v) all documentation in respect of such Permitted Debt Exchange shall be consistent with the foregoing, and all written communications generally directed to the Lenders in connection therewith shall be in form and substance consistent with the foregoing and made in consultation with the Borrowers and the Exchange Agent and (vi) any applicable Minimum Tender Condition (as defined below) shall be satisfied. (b) With respect to all Permitted Debt Exchanges effected by the Borrowers pursuant to this Section 2.19, (i) such Permitted Debt Exchanges (and the cancellation of the exchanged Term Loans in connection therewith) shall not constitute voluntary or mandatory payments or prepayments for purposes of Section 2.07(a) or (b), and (ii) such Permitted Debt Exchange Offer shall be made for not less than $5,000,000 in aggregate principal amount of Term Loans; provided that subject to the foregoing clause (ii) the Borrowers may at their election specify as a condition (a “Minimum Tender Condition”) to consummating any such Permitted Debt Exchange that a minimum amount (to be determined and specified in the relevant Permitted Debt Exchange Offer in the Borrowers’ discretion) of Term Loans of any or all applicable classes be tendered. (c) In connection with each Permitted Debt Exchange, the Borrowers and the Exchange Agent shall mutually agree to such procedures as may be necessary or advisable to accomplish the purposes of this Section 2.19 and without conflict with Section 2.19(d); provided that the terms of any Permitted Debt Exchange Offer shall provide that the date by which the relevant Lenders are required to indicate their election to participate in such Permitted Debt Exchange shall be not less than a reasonable period (in the discretion of the Borrowers and the Exchange Agent) of time following the date on which the Permitted Debt Exchange Offer is made. (d) The Borrowers shall be responsible for compliance with, and hereby agree to comply with, all applicable securities and other laws and regulations in connection with each Permitted Debt Exchange, it being understood and agreed that (x) none of the Exchange Agent, the Administrative Agent nor any Lender assumes any responsibility in connection with the Borrowers’ compliance with such laws and regulations in connection with any Permitted Debt Exchange (other than the Borrowers’ reliance on any certificate delivered pursuant to Section 2.19(a) above for which such Lender shall bear sole responsibility) and (y) each Lender shall be solely responsible for its compliance with any applicable “insider trading” laws and regulations to which such Lender may be subject under the Securities Exchange Act of 1934, as amended, and/or other applicable securities laws and regulations. (e) If the Exchange Agent is not the Administrative Agent, the actions authorized to be taken by the Exchange Agent herein shall be done in consultation with the Administrative Agent and, with respect to the preparation of any documentation necessary or appropriate to carry out the provisions of this Section

- 128 - 2.19, any comments to such documentation reasonably requested by the Administrative Agent shall be reflected therein. Defaulting Lenders. (a) Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law: (i) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent or the Revolving Agent, as applicable, for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article IX or otherwise) or received by the Administrative Agent or the Revolving Agent, as applicable, from a Defaulting Lender pursuant to Section 11.09 shall be applied at such time or times as may be determined by the Administrative Agent or the Revolving Agent, as applicable, as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent or the Revolving Agent, as applicable hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to each Issuing Bank and the Swing Line Lender hereunder; third, to Cash Collateralize each Issuing Bank’s Fronting Exposure with respect to such Defaulting Lender with respect to outstanding Letters of Credit (in an amount equal to 103% of the maximum face amount of all outstanding Letters of Credit) or the Swing Line Lender’s Fronting Exposure with respect to such Defaulting Lender in accordance with Section 2.20(d); fourth, as the Borrowers may request (so long as no Event of Default shall have occurred and be continuing), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent or the Revolving Agent, as applicable; fifth, if so determined by the Administrative Agent or the Revolving Agent, as applicable, and the Borrowers, to be held in a Cash Collateral Account and released pro rata in order to (A) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (B) Cash Collateralize each Issuing Bank’s (in an amount equal to 103% of the maximum face amount of all outstanding Letters of Credit) or the Swing Line Lender’s future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit or Swing Line Loans, as applicable, issued under this Agreement, in accordance with Section 2.20(d); sixth, to the payment of any amounts owing to the Lenders, the Issuing Banks or the Swing Line Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, any Issuing Bank or the Swing Line Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Event of Default shall have occurred and be continuing, to the payment of any amounts owing to the Borrowers as a result of any judgment of a court of competent jurisdiction obtained by a Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (1) such payment is a payment of the principal amount of any Loans or Reimbursement Obligations in respect of which such Defaulting Lender has not fully funded its appropriate share, and (2) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and Reimbursement Obligations owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or Reimbursement Obligations owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in Letters of Credit and Swing Line Loans are held by the Lenders pro rata in accordance with the applicable Commitments without giving effect to Section 2.20(a)(iii). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by

- 129 - a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.20(a)(i) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (ii) Certain Fees. (A) No Defaulting Lender shall be entitled to receive any fee pursuant to Section 2.11(b) for any period during which that Lender is a Defaulting Lender (and the Borrowers shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender); provided such Defaulting Lender shall be entitled to receive fees pursuant to Section 2.11(b)(ii) for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Pro Rata Share of the Stated Amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 2.04. (B) With respect to any fees not required to be paid to any Defaulting Lender pursuant to clause (A) above, the US Borrower shall (1) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in Letters of Credit or Swing Line Loans that has been reallocated to such Non-Defaulting Lender pursuant to clause (iii) below, (2) pay to each Issuing Bank the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such Issuing Bank’s Fronting Exposure to such Defaulting Lender, and (3) not be required to pay the remaining amount of any such fee. (iii) Reallocation of Participations to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in Letters of Credit and Swing Line Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Pro Rata Shares (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that (A) the conditions set forth in Section 4.02 are satisfied at the time of such reallocation (and, unless the Borrowers shall have otherwise notified the AdministrativeRevolving Agent, at such time, the Borrowers shall be deemed to have represented and warranted that such conditions are satisfied at such time), and (B) such reallocation does not cause the aggregate Revolving Exposure of any Non- Defaulting Lender to exceed such Non-Defaulting Lender’s Revolving Commitment. Subject to Section 11.25, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation. (iv) Cash Collateral. If the reallocation described in clause (iii) above cannot, or can only partially, be effected, the US Borrower shall, without prejudice to any right or remedy available to it hereunder or under law, Cash Collateralize Issuing Bank’s Fronting Exposure (in an amount equal to 103% of the maximum face amount of all outstanding Letters of Credit) in accordance with the procedures set forth in Section 2.04. (b) Defaulting Lender Cure. If the Borrowers, the Administrative Agent, the Revolving Agent and the Swing Line Lender and each Issuing Bank agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent and/or the Revolving Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent and/or the Revolving Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swing Line Loans to be held pro rata by the

- 130 - Lenders in accordance with the applicable Commitments (without giving effect to Section 2.04) whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of a Borrower while that Lender was a Defaulting Lender; provided further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender having been a Defaulting Lender. (c) New Swing Line Loans/Letters of Credit. So long as any Revolving Lender is a Defaulting Lender, (i) the Swing Line Lender shall not be required to fund any Swing Line Loans unless it is satisfied that it will have no Fronting Exposure after giving effect to such Swing Line Loan and (ii) no Issuing Bank shall be required to issue, extend or amend any Letter of Credit unless it is satisfied that it will have no Fronting Exposure after giving effect thereto. (d) Cash Collateral. At any time that there shall exist a Defaulting Lender and Section 2.20(a)(iv) is applicable, within one Business Day following the written request of the AdministrativeRevolving Agent, any Issuing Bank (with a copy to the AdministrativeRevolving Agent) or the Swing Line Lender (with a copy to the AdministrativeRevolving Agent), the US Borrower shall Cash Collateralize the applicable Issuing Bank’s Fronting Exposure or the Swing Line Lender’s Fronting Exposure, as the case may be, with respect to such Defaulting Lender (determined after giving effect to Section 2.04 and any Cash Collateral provided by such Defaulting Lender) in an amount not less than the Minimum Collateral Amount. (i) Grant of Security Interest. The US Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to the Administrative Agent, for the benefit of the Issuing Banks and the Revolving Lenders (including the Swing Line Lender), and agrees to maintain, a first priority security interest in all such Cash Collateral as security for the Defaulting Lender’s obligation to fund participations in respect of Letters of Credit and Swing Line Loans, to be applied pursuant to clause (ii) below. If at any time the Administrative Agent determines that the Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent, the Issuing Banks or the Revolving Lenders as herein provided, or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, the US Borrower will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (after giving effect to any Cash Collateral provided by the Defaulting Lender). (ii) Application. Notwithstanding anything to the contrary contained in this Agreement, (A) Cash Collateral provided under this Section 2.20 in respect of Letters of Credit shall be applied to the satisfaction of the Defaulting Lender’s obligation to fund participations in respect of Letters of Credit (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein and (B) Cash Collateral provided under this Section 2.20 in respect of Swing Line Loans shall be applied to the satisfaction of the Defaulting Lender’s obligations to fund participations in respect of Swing Line Loans (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein. (iii) Termination of Requirement. Cash Collateral (or the appropriate portion thereof) provided to reduce any Issuing Bank’s or the Swing Line Lender’s Fronting Exposure shall no longer be required to be held as Cash Collateral pursuant to this Section 2.20 following (A) the elimination of the applicable Fronting Exposure (including by the termination of Defaulting Lender

- 131 - status of the applicable Lender) or (B) the determination by the AdministrativeRevolving Agent, the applicable Issuing Bank or the Swing Line Lender, as the case may be, that there exists excess Cash Collateral; provided that, subject to the other provisions of this Section 2.20, the Person providing Cash Collateral and the applicable Issuing Bank or the Swing Line Lender, as the case may be, may agree that the Cash Collateral shall be held to support future anticipated Fronting Exposure or other obligations; provided further that to the extent that such Cash Collateral was provided by the US Borrower, such Cash Collateral shall remain subject to the security interest granted pursuant to the Loan Documents. (e) Hedge Banks. So long as any Lender is a Defaulting Lender, such Lender shall not be a Hedge Bank with respect to any Secured Hedge Agreement entered into while such Lender was a Defaulting Lender. Judgment Currency. (a) If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum owing hereunder in one currency into another currency, each party hereto (and by its acceptance of its appointment in such capacity, each Lead Arranger) agrees, to the fullest extent that it may effectively do so, that the rate of exchange used shall be that at which, in accordance with normal banking procedures in the relevant jurisdiction, the first currency could be purchased with such other currency on the Business Day immediately preceding the day on which final judgment is given. (b) The obligations of the Borrowers in respect of any sum due to any party hereto or any holder of the obligations owing hereunder (the “Applicable Creditor”) shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which such sum is stated to be due hereunder (the “Agreement Currency”), be discharged only to the extent that, on the Business Day following receipt by the Applicable Creditor of any sum adjudged to be so due in the Judgment Currency, the Applicable Creditor may in accordance with normal banking procedures in the relevant jurisdiction purchase the Agreement Currency with the Judgment Currency; if the amount of the Agreement Currency so purchased is less than the sum originally due to the Applicable Creditor in the Agreement Currency, the Borrowers as a separate obligation and notwithstanding any such judgment, agree to indemnify the Applicable Creditor against such loss. The obligations of the Borrowers contained in this Section shall survive the termination of this Agreement and the payment of all other amounts owing hereunder. Taxes, Increased Costs Protection and Illegality Taxes. (a) Except as required by applicable Law, any and all payments by the Borrowers or any Guarantor to or for the account of any Agent, Lender or Issuing Bank under any Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges imposed by any Governmental Authority, and all liabilities (including additions to tax, penalties and interest) with respect thereto (“Taxes”). The following shall be “Excluded Taxes”: in the case of each Agent, each Lender and Issuing Bank, (i) Taxes imposed on or measured by net income (however denominated, and including branch profits and similar Taxes), and franchise or similar Taxes, in each case, that are (A) imposed by the jurisdiction (or political subdivision thereof) under the laws of which it is organized or in which its principal office is located or, in the case of any Lender, in which its applicable Lending Office is located, or (B) Other Connection Taxes, (ii) any U.S. federal Tax that is (or would be) required to be withheld with respect to amounts payable

- 132 - hereunder in respect of an Eligible Assignee (pursuant to an assignment under Section 11.07) on the date it becomes an assignee to the extent such Tax is in excess of the Tax that would have been applicable had such assigning Lender not assigned its interest arising under any Loan Document (unless such assignment is at the express written request of the Borrowers), (iii) U.S. federal withholding Taxes imposed on amounts payable to or for the account of a Lender, Agent or Issuing Bank with respect to an applicable interest in a Loan or Commitment pursuant to a Law in effect on the date on which (A) such Lender, Agent or Issuing Bank acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrowers under Section 3.07) or (B) such Lender changes its Lending Office (other than at the written request of the Borrowers to change such Lending Office), except in each case to the extent that pursuant to this Section 3.01, amounts with respect to such Taxes were payable to such Lender’s, Agent’s or Issuing Bank’s assignor immediately before such Lender, Agent or Issuing Bank became a party hereto, or to such Lender immediately before it changed its Lending Office, (iv) any Canadian federal withholding Taxes imposed on any payment under any Loan Document as a result of having been made to a Recipient that, at the time of making such payment, (A) is a person with which a Loan Party does not deal at arm’s length (for the purposes of the Income Tax Act (Canada)), or (B) is a “specified shareholder” (as defined in subsection 18(5) of the Income Tax Act (Canada)) of a Loan Party or does not deal at arm’s length (for the purposes of the Income Tax Act (Canada)) with such a “specified shareholder” (other than where the non- arm’s length relationship arises, or where the Recipient is a “specified shareholder” or does not deal at arm’s length with a “specified shareholder”, as a result of the Recipient having become a party to, received or perfected a security interest under or received or enforced any rights under, any Loan Document), (v) any Taxes imposed as a result of the failure of any Agent, Lender or Issuing Bank to comply with the provisions of Sections 3.01(b), 3.01(c) and 3.01(d) (in the case of any Foreign Lender, as defined below) or the provisions of Section 3.01(e) (in the case of any U.S. Lender, as defined below), and (vi) any Taxes imposed on any amount payable to or for the account of any Agent, Lender or Issuing Bank as a result of the failure of such recipient to satisfy the applicable requirements under FATCA to establish that such payment is exempt from withholding under FATCA. If an applicable Withholding Agent is required to deduct any Taxes or Other Taxes (as defined below) from or in respect of any sum payable under any Loan Document to any Agent, Lender or Issuing Bank, (i) except in the case of Excluded Taxes, the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.01(a)), each of such Agent, Lender or Issuing Bank receives an amount equal to the sum it would have received had no such deductions been made, (ii) the applicable Withholding Agent shall make such deductions, (iii) the applicable Withholding Agent shall pay the full amount deducted to the relevant taxing authority, and (iv) within thirty days after the date of any such payment by a Borrower or any Guarantor (or, if receipts or evidence are not available within thirty days, as soon as practicable thereafter), the applicable Borrower or applicable Guarantor shall furnish to such Agent, Lender or Issuing Bank (as the case may be) the original or a facsimile copy of a receipt evidencing payment thereof to the extent such a receipt has been made available to the applicable Borrower or applicable Guarantor (or other evidence of payment reasonably satisfactory to the Administrative Agent and/or the Revolving Agent). If a Borrower or Guarantor fails to pay any Taxes or Other Taxes when due to the appropriate taxing authority, then the applicable Borrower or applicable Guarantor shall indemnify such Agent, such Lender and such Issuing Bank for any incremental Taxes that may become payable by such Agent, such Lender or such Issuing Bank arising out of such failure. If a Borrower or Guarantor fails to pay any Taxes (other than Excluded Taxes) or Other Taxes imposed on or with respect to any payment on account of an obligation of a Loan Party under any Loan Document when due to the appropriate taxing authority, then the applicable Borrower or applicable Guarantor shall indemnify such Agent, such Lender and such Issuing Bank for any incremental Taxes that may become payable by such Agent, such Lender or such Issuing Bank arising out of such failure. (b) Each Agent, Lender or Issuing Bank (including an Eligible Assignee to which a Lender assigns its interest in accordance with Section 11.07, unless such Eligible Assignee is already a Lender hereunder) that is entitled to an exemption from or reduction of withholding Tax with respect to payments

- 133 - made under any Loan Document shall deliver to the Borrowers and AdministrativeApplicable Agent, at the time or times reasonably requested by the Borrowers and Administrativethe Applicable Agent, such properly completed and executed documentation reasonably requested by the Borrowers and Administrativethe Applicable Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any such Agent, Lender, Issuing Bank or Eligible Assignee if reasonably requested by the Borrowers and, the Revolving Agent and/or Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrowers and, the Revolving Agent and/or Administrative Agent as will enable the Borrowers and, the Revolving Agent and/or Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth immediately below) shall not be required if in such Lender’s, Agent’s, Issuing Bank’s or Eligible Assignee’s reasonable judgment such completion, execution or submission would subject such Agent, Lender, Issuing Bank or Eligible Assignee to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. Without limiting the generality of the foregoing, to the extent it is legally able to do so, each Agent, Lender or Issuing Bank (including an Eligible Assignee to which a Lender assigns its interest in accordance with Section 11.07, unless such Eligible Assignee is already a Lender hereunder) that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code (each, a “Foreign Lender”) agrees to complete and deliver to the Borrowers and the AdministrativeApplicable Agent on or prior to the date on which the Foreign Lender becomes a party hereto (and from time to time thereafter upon the reasonable request of the Borrowers, the Revolving Agent or the Administrative Agent), two accurate, complete and signed copies of whichever of the following is applicable: (i) IRS Form W-8BEN or Form W-8BEN-E certifying that it is entitled to benefits under an income tax treaty to which the United States is a party; (ii) IRS Form W-8ECI certifying that the income receivable pursuant to any Loan Document is effectively connected with the conduct of a trade or business in the United States; (iii) if the Foreign Lender is not (A) a bank described in Section 881(c)(3)(A) of the Code, (B) a 10-percent shareholder of the applicable Borrower described in Section 871(h)(3)(B) of the Code, or (C) a controlled foreign corporation related to the applicable Borrower within the meaning of Section 864(d)(4) of the Code, a certificate to that effect in substantially the form attached hereto as Exhibit G (a “Non-Bank Certificate”) and an IRS Form W-8BEN or Form W-8BEN-E, certifying that the Foreign Lender is not a United States person; (iv) to the extent a Foreign Lender is not the beneficial owner for U.S. federal income tax purposes, IRS Form W-8IMY (or any successor forms) of the Foreign Lender, accompanied by, as and to the extent applicable, an IRS Form W-8BEN, Form W- 8BEN-E, Form W-8ECI, Non-Bank Certificate, Form W-9, Form W-8IMY (or other successor forms) and any other required supporting information from each beneficial owner (it being understood that a Foreign Lender need not provide certificates or supporting documentation from beneficial owners if (A) the Foreign Lender is a “qualified intermediary” or “withholding foreign partnership” for U.S. federal income tax purposes and (B) such Foreign Lender is as a result able to establish, and does establish, that payments to such Foreign Lender are, to the extent applicable, entitled to an exemption from or, if an exemption is not available, a reduction in the rate of, U.S. federal withholding Taxes without providing such certificates or supporting documentation); or (v) any other form prescribed by applicable requirements of U.S. federal income tax law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable requirements of law to permit the Borrowers, the Revolving Agent and/or the Administrative Agent to determine the withholding or deduction required to be made. (c) In addition, each Agent, Lender, Issuing Bank or Eligible Assignee shall, to the extent it is legally entitled to do so, (i) promptly submit to the Borrowers and the AdministrativeApplicable Agent two accurate, complete and signed copies of such other or additional forms or certificates (or such successor forms or certificates as shall be adopted from time to time by the relevant taxing authorities) as may then be applicable or available to secure an exemption from or reduction in the rate of withholding Tax (1) on or before the date that such Agent's, Lender's, Issuing Bank's or Eligible Assignee's most recently delivered form, certificate or other evidence expires or becomes obsolete or inaccurate in any material respect, (2) after the occurrence of a change in such Agent's, Lender's, Issuing Bank's or Eligible Assignee's circumstances requiring a change in the most recent form, certificate or evidence previously delivered by it to the Borrowers and the ~~Administrative~~Applicable Agent, and (3) from time to time thereafter if reasonably requested by the Borrowers, the Revolving Agent or the Administrative Agent, and (ii) promptly notify the Borrowers, the Revolving Agent and/or the Administrative Agent of any change in such Agent's, Lender's, Issuing Bank's or Eligible Assignee's circumstances that would modify or render invalid any claimed exemption or reduction. This Section 3.01(c) shall not apply to any reporting requirements under FATCA.

(d) If a payment made to a Lender under any Loan Document would be subject to Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrowers and the ~~Administrative~~Applicable Agent at the time or times prescribed by Law and at such time or times reasonably requested by the Borrowers or the ~~Administrative~~Applicable Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrowers or the ~~Administrative~~Applicable Agent as may be necessary for the Borrowers and the ~~Administrative~~Applicable Agent to comply with their obligations under FATCA and to determine whether such Lender has complied with such Lender's obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section 3.01(d), "FATCA" shall include any amendments made to FATCA after the date of this Agreement.

(e) Each Agent, Lender or Issuing Bank that is a "United States person" (within the meaning of Section 7701(a)(30) of the Code) (each, a "**U.S. Lender**") agrees to complete and deliver to the Borrowers and the ~~Administrative~~Applicable Agent two copies of accurate, complete and signed IRS Form W-9 or successor form certifying that such U.S. Lender is not subject to U.S. federal backup withholding Tax (i) on or prior to the Closing Date (or on or prior to the date it becomes a party to this Agreement), (ii) on or before the date that such form expires or becomes obsolete or inaccurate in any material respect, (iii) after the occurrence of a change in the U.S. Lender's circumstances requiring a change in the most recent form previously delivered by it to the Borrowers and the ~~Administrative~~Applicable Agent, and (iv) from time to time thereafter if reasonably requested by the Borrowers or the ~~Administrative~~Applicable Agent.

(f) The Borrowers agree to pay any and all present or future stamp, court or documentary Taxes and any other excise (in the nature of a documentary or similar Tax), property, intangible, filing or mortgage recording Taxes or charges or similar levies imposed by any Governmental Authority that arise from any payment made under any Loan Document or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, any Loan Document (including additions to Tax, penalties and interest related thereto) excluding, in each case, such amounts that are Other Connection Taxes imposed in connection with an Assignment and Assumption, grant of a participation, transfer or assignment to or designation of a new applicable Lending Office or other office for receiving payments under any Loan Document, except to the extent that any such change is requested in writing by the Borrowers (all such non-Excluded Taxes described in this Section 3.01(f) being hereinafter referred to as "**Other Taxes**").

(g) If any Taxes or Other Taxes are directly asserted against any Agent, Lender or Issuing Bank with respect to any payment received by such Agent, Lender or Issuing Bank in respect of any Loan Document, such Agent, Lender or Issuing Bank may pay such Taxes or Other Taxes and the Borrowers will promptly indemnify and hold harmless such Agent, Lender or Issuing Bank for the full amount of such Taxes (other than Excluded Taxes) and Other Taxes (and any Taxes (other than Excluded Taxes) and Other

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- 135 - Taxes imposed on amounts payable under this Section 3.01), and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally imposed or asserted. Payments under this Section 3.01(g) shall be made within ten days after the date the Borrowers receive written demand for payment from such Agent, Lender or Issuing Bank. (h) A Participant shall not be entitled to receive any greater payment under this Section 3.01 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrowers’ prior written consent or such entitlement to a greater payment results from a change in law that occurs after the Participant acquired the participation. (i) If any Agent, Lender or Issuing Bank determines, in its sole discretion, exercised in good faith, that it has received a refund in respect of any Taxes or Other Taxes as to which it has been indemnified by a Borrower or any Guarantor, as the case may be, or with respect to which a Borrower or any Guarantor, as the case may be, has paid additional amounts pursuant to this Section 3.01, it shall promptly pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by a Borrower or any Guarantor under this Section 3.01 with respect to the Taxes or Other Taxes giving rise to such refund), net of all reasonable out-of-pocket expenses incurred by such Agent, Lender or Issuing Bank and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the applicable Borrower or applicable Guarantor, as the case may be, upon the request of such Agent, Lender or Issuing Bank, agrees to repay the amount paid over to the applicable Borrower or applicable Guarantor, as the case may be (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to such Agent, Lender or Issuing Bank in the event such Agent, Lender or Issuing Bank is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 3.01(i), in no event will such Agent, Lender or Issuing Bank be required to pay any amount to the applicable Borrower or applicable Guarantor pursuant to this Section 3.01(i) the payment of which would place such Agent, Lender or Issuing Bank in a less favorable net after-Tax position than the indemnified party would have been in if the Tax or Other Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax or Other Tax had never been paid. Such Agent, Lender or Issuing Bank, as the case may be, shall provide the Borrowers upon request with a copy of any notice of assessment or other evidence reasonably available of the requirement to repay such refund received from the relevant Governmental Authority (provided that such Lender, Agent or Issuing Bank may delete any information therein that such Lender, Agent or Issuing Bank deems confidential or not relevant to such refund in its reasonable discretion). This subsection shall not be construed to require any Agent, Lender or Issuing Bank to make available its tax returns (or any other information relating to its Taxes that it reasonably deems confidential) to a Borrower, any Guarantor or any other Person. (j) Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 3.01(a) or (g) with respect to such Lender, it will, if requested by the Borrowers in writing, use commercially reasonable efforts (subject to legal and regulatory restrictions) to mitigate the effect of any such event, including by designating another Lending Office for any Loan affected by such event and by completing and delivering or filing any Tax-related forms that such Lender is legally able to deliver and that would reduce or eliminate any amount of Taxes or Other Taxes required to be deducted or withheld or paid by the Borrowers; provided that such efforts are made at the Borrowers’ expense and are on terms that, in the reasonable judgment of such Lender, do not cause such Lender or any of its Lending Offices to suffer any economic, legal or regulatory disadvantage, and provided further that nothing in this Section 3.01(j) shall affect or postpone any of the Obligations of the Borrowers or the rights of such Lender pursuant to Section 3.01(a) or (g).

- 136 - (k) Notwithstanding any other provision of this Agreement, the Borrowers, the Revolving Agent and the Administrative Agent may deduct and withhold any Taxes required by any Laws (including, for the avoidance of doubt, FATCA) to be deducted and withheld from any payment under any of the Loan Documents, subject to the provisions of this Section 3.01. (l) Each Agent or Lender, as applicable, shall severally indemnify the Administrative Agent and/or the Revolving Agent, within ten days after demand therefor, for (i) any Taxes attributable to such Agent or Lender (but only to the extent that the Borrowers have not already indemnified the Administrative Agent and/or the Revolving Agent, as applicable, for such Taxes and without limiting the obligation of the Borrowers to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.07(e) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Agent or Lender, in each case, that are payable or paid by the Administrative Agent and/or the Revolving Agent, as applicable, in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Agent or Lender by the Administrative Agent and/or the Revolving Agent, as applicable, shall be conclusive absent manifest error. Each Agent and Lender hereby authorizes the Administrative Agent and the Revolving Agent to set off and apply any and all amounts at any time owing to such Agent or Lender under any Loan Document or otherwise payable by the Administrative Agent and/or the Revolving Agent, as applicable, to such Agent or Lender from any other source against any amount due to the Administrative Agent and/or the Revolving Agent, as applicable, under this Section 3.01(l). (m) The agreements in this Section 3.01 shall survive the resignation or replacement of the Administrative Agent or the Revolving Agent, termination of this Agreement and the payment of the Loans and all other amounts payable hereunder and any assignment of rights by, or replacement of, any Lender. Illegality. If any Lender reasonably determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to the Term SOFR or CDOR RateTerm CORRA, or to determine or charge interest rates based upon the Term SOFR or the CDOR RateTerm CORRA, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the London interbank market, or Canadian Dollars in the Canadian interbank market, then, on notice thereof by such Lender to the Borrowers through the Administrative Agent, (i) any obligation of such Lender to make or continue Term SOFR Loans or CDORTerm CORRA Rate Loans, as applicable, or to convert Base Rate Loans to Term SOFR Loans or Canadian Prime Rate Loans to CDORTerm CORRA Rate Loans, as applicable, shall be suspended, and (ii) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans or Canadian Prime Rate Loans, as applicable, the interest rate on which is determined by reference to the Adjusted Term SOFR component of the Base Rate, or on the CDOR RateAdjusted Term CORRA component of the Canadian Prime Rate, the interest rate on which Base Rate Loans or Canadian Prime Rate Loans, as applicable, of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent (or the Revolving Agent with respect to Revolving Loans and Swing Line Loans) without reference to the Adjusted Term SOFR component of the Base Rate or the CDOR RateAdjusted Term CORRA component of the Canadian Prime Rate, as applicable, in each case until such Lender notifies the Administrative Agent (or the Revolving Agent with respect to Revolving Loans and Swing Line Loans) and the Borrowers that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (A) with respect to Borrowings denominated in Dollars, the Borrowers may revoke any pending request for a Borrowing of, conversion to or continuation of Term SOFR Loans and shall, upon demand from such Lender (with a copy to the Administrative Agent (or the Revolving Agent with respect to Revolving Loans and Swing Line Loans)), prepay or, if applicable, convert all Term SOFR Loans of such

Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent (or the Revolving Agent with respect to Revolving Loans and Swing Line Loans) without reference to the Adjusted Term SOFR component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Term SOFR Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Term SOFR Loans, as applicable, (B) with respect to Borrowings denominated in Canadian Dollars, the Borrowers may revoke any pending request for a Borrowing of, conversion to or continuation of ~~CDOR~~Term CORRA Rate Loans and shall, upon demand from such Lender (with a copy to the Administrative Agent (or the Revolving Agent with respect to Revolving Loans and Swing Line Loans)), prepay or, if applicable, convert all ~~CDOR~~Term CORRA Rate Loans of such Lender to Canadian Prime Rate Loans (the interest rate on which Canadian Prime Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent (or the Revolving Agent with respect to Revolving Loans and Swing Line Loans) without reference to the ~~CDOR Rate~~Adjusted Term CORRA component of the Canadian Prime Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such ~~CDOR~~Term CORRA Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such ~~CDOR~~Term CORRA Rate Loans, (C) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the Adjusted Term SOFR component of the Base Rate with respect to any Base Rate Loans, the Administrative Agent (or the Revolving Agent with respect to Revolving Loans and Swing Line Loans) shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Adjusted Term SOFR component thereof until the Administrative Agent (or the Revolving Agent with respect to Revolving Loans and Swing Line Loans) is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon the Term SOFR, or (D) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the ~~CDOR Rate~~Adjusted Term CORRA component of the Canadian Prime Rate with respect to any Canadian Prime Rate Loans, the Administrative Agent (or the Revolving Agent with respect to Revolving Loans and Swing Line Loans) shall during the period of such suspension compute the Canadian Prime Rate applicable to such Lender without reference to the ~~CDOR Rate~~Adjusted Term CORRA component thereof until the Administrative Agent (or the Revolving Agent with respect to Revolving Loans and Swing Line Loans) is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon ~~the CDOR Rate~~Term CORRA. Upon any such prepayment or conversion, the Borrowers shall also pay accrued interest on the amount so prepaid or converted.

SECTION 3.03 Inability to Determine Rates. If the Administrative Agent (or the Revolving Agent with respect to Revolving Loans and Swing Line Loans) or the Required Lenders reasonably determine that for any reason in connection with any request for a Term SOFR Loan or a ~~CDOR~~Term CORRA Rate Loan or a conversion to or continuation thereof that (a) deposits are not being offered to banks in the Canadian interbank market for the applicable amount and Interest Period of such ~~CDOR~~Term CORRA Rate Loan, (b) adequate and reasonable means do not exist for determining the Adjusted Term SOFR for any requested Interest Period with respect to a proposed Term SOFR Loan or in connection with an existing or proposed Base Rate Loan or adequate and reasonable means do not exist for determining the ~~CDOR Rate~~Adjusted Term CORRA for any requested Interest Period with respect to a proposed ~~CDOR~~Term CORRA Rate Loan, as applicable, or in connection with an existing or proposed Canadian Prime Rate Loan or (c) the Adjusted Term SOFR or ~~CDOR Rate~~Adjusted Term CORRA for any requested Interest Period with respect to a proposed Term SOFR Loan or ~~CDOR~~Term CORRA Rate Loan, as applicable, does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent (or the Revolving Agent with respect to Revolving Loans and Swing Line Loans) will promptly so notify the Borrowers and each Lender. Thereafter, (i) the obligation of the Lenders to make or maintain Term SOFR Loans or ~~CDOR~~Term CORRA Rate Loans, as applicable, shall be suspended, and (ii) in the event of a determination described in the preceding sentence: (A) with respect to the Adjusted Term SOFR component of the Base Rate, the utilization of the Adjusted Term SOFR

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- 138 - component in determining the Base Rate shall be suspended, and (B) with respect to the CDOR RateAdjusted Term CORRA component of the Canadian Prime Rate, the utilization of the CDOR RateAdjusted Term CORRA component in determining the Canadian Prime Rate shall be suspended, in each case until the Administrative Agent (or the Revolving Agent with respect to Revolving Loans and Swing Line Loans) (upon the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, the Borrowers may revoke any pending request for a Borrowing of, conversion to or continuation of Term SOFR Loans or CDORTerm CORRA Rate Loans, as applicable, or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans, in the case of Term SOFR Loans, or Canadian Prime Rate Loans, in the case of CDORTerm CORRA Rate Loans, as applicable, in the amount specified therein. Increased Cost and Reduced Return; Capital Adequacy. (a) Increased Costs Generally. If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender, any Issuing Bank or the Swing Line Lender; (ii) subject any Lender, any Issuing Bank or the Swing Line Lender to any tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any participation in a Letter of Credit or any Term SOFR Loan made by it, or change the basis of taxation of payments to such Lender, Issuing Bank, or Swing Line Lender, as applicable, in respect thereof (except, in each case, for (A) Taxes with respect to which the Borrowers are obligated to pay additional amounts or indemnity payments pursuant to Section 3.01, (B) any Taxes and other amounts described in clauses (ii) through (vi) of the second sentence of Section 3.01(a) that are imposed with respect to payments to or for the account of any Agent, any Lender, any Issuing Bank or the Swing Line Lender under any Loan Document, (C) Connection Income Taxes, and (D) Other Taxes); or (iii) impose on any Lender, any Issuing Bank or the Swing Line Lender or the London interbank market any other condition, cost or expense affecting this Agreement, any Letter of Credit, any participation in a Letter of Credit or Term SOFR Loans made by such Lender or any Issuing Bank or the Swing Line Lender (other than with respect to Taxes) that is not otherwise accounted for in the definition of the Adjusted Term SOFR or this clause (a); and the result of any of the foregoing shall be to increase the cost to such Lender, such Issuing Bank or the Swing Line Lender of making or maintaining any Loan the interest on which is determined by reference to the Term SOFR or, in the case of a Change in Law with respect to Taxes, making or maintaining any Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender, such Issuing Bank or such other Lender of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit, or to reduce the amount of any sum received or receivable by such Lender or such Issuing Bank (whether of principal, interest or any other amount)) then, from time to time within ten days after demand by such Lender, such Issuing Bank or such Swing Line Lender setting forth in reasonable detail such increased costs (with a copy of such demand to the Administrative Agent and the Revolving Agent) (provided that such calculation will not in an way require disclosure of confidential or price-sensitive information or any other information the disclosure of which is prohibited by law), the Borrowers will pay to such Lender, such Issuing Bank or such Swing Line Lender such additional amount or amounts as will compensate such Lender, such Issuing Bank or such Swing Line Lender for such additional costs incurred or reduction suffered. No Lender, Issuing Bank or Swing Line Lender shall request that the Borrowers

- 139 - pay any additional amount pursuant to this Section 3.04(a) unless it shall concurrently make similar requests to other borrowers similarly situated and affected by such Change in Law and from whom such Lender, Issuing Bank or Swing Line Lender is entitled to seek similar amounts. (b) Capital Requirements. If any Lender or any Issuing Bank reasonably determines that any Change in Law affecting such Lender or such Issuing Bank or any Lending Office of such Lender or such Issuing Bank or such Lender’s or Issuing Bank’s holding company, if any, regarding liquidity or capital requirements has or would have the effect of reducing the rate of return on such Lender’s or Issuing Bank’s capital or on the capital of such Lender’s or Issuing Bank’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or such Issuing Bank or the Loans made by or Letters of Credit issued by it to a level below that which such Lender or such Issuing Bank or such Lender’s or Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such Issuing Bank’s policies and the policies of such Lender’s or Issuing Bank’s holding company with respect to liquidity or capital adequacy), then from time to time upon demand of such Lender or such Issuing Bank setting forth in reasonable detail the charge and the calculation of such reduced rate of return (with a copy of such demand to the Administrative Agent and the Revolving Agent) (provided that such calculation will not in an way require disclosure of confidential or price-sensitive information or any other information the disclosure of which is prohibited by law), the Borrowers will pay to such Lender or such Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender, such Issuing Bank or such Lender’s or Issuing Bank’s holding company for any such reduction suffered. (c) Certificates for Reimbursement. A certificate of a Lender or an Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or such Issuing Bank or their respective holding company, as the case may be, as specified in subsection (a) or (b) of this Section 3.04 and delivered to the Borrowers shall be conclusive absent manifest error. The Borrowers shall pay such Lender, as the case may be, the amount shown as due on any such certificate within ten days after receipt thereof. (d) Delay in Requests. Failure or delay on the part of any Lender or any Issuing Bank to demand compensation pursuant to the foregoing provisions of this Section 3.04 shall not constitute a waiver of such Lender’s or such Issuing Bank’s right to demand such compensation, provided that the Borrowers shall not be required to compensate a Lender or an Issuing Bank pursuant to the foregoing provisions of this Section 3.04 for any increased costs incurred or reductions suffered more than one hundred and eighty days prior to the date that such Lender or such Issuing Bank notifies the Borrowers of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or such Issuing Bank’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof). Funding Losses. Upon written demand of any Lender (with a copy to the Administrative Agent and the Revolving Agent) from time to time, which demand shall set forth in reasonable detail the basis for requesting such amount (provided that such calculation will not in an way require disclosure of confidential or price-sensitive information or any other information the disclosure of which is prohibited by law), the Borrowers shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost, liability or expense (excluding loss of anticipated profits or margin) actually incurred by it as a result of: (a) any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan or a Canadian Prime Rate Loan on a day prior to the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);

- 140 - (b) any failure by the Borrowers (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan or a Canadian Prime Rate Loan on the date or in the amount notified by the Borrowers; or (c) any assignment of a Term SOFR Loan or a CDORTerm CORRA Rate Loan on a day prior to the last day of the Interest Period therefor as a result of a request by the Borrowers pursuant to Section 3.07; including any loss or expense (excluding loss of anticipated profits or margin) actually incurred by reason of the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained. Notwithstanding the foregoing, no Lender may make any demand under this Section 3.05 (i) with respect to the Floor or (ii) in connection with any prepayment of interest on Term Loans. Matters Applicable to All Requests for Compensation. (a) Designation of a Different Lending Office. If any Lender requests compensation under Section 3.04, or the Borrowers are required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then such Lender shall use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender in any material economic, legal or regulatory respect. (b) Suspension of Lender Obligations. If any Lender requests compensation by the Borrowers under Section 3.04, the Borrowers may, by notice to such Lender (with a copy to the AdministrativeApplicable Agent), suspend the obligation of such Lender to make or continue Term SOFR Loans from one Interest Period to another Interest Period, or to convert Base Rate Loans into Term SOFR Loans, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 3.06(c) shall be applicable); provided that such suspension shall not affect the right of such Lender to receive the compensation so requested. (c) Conversion of Term SOFR Loans. If any Lender gives notice to the Borrowers (with a copy to the AdministrativeApplicable Agent) that the circumstances specified in Section 3.02, 3.03 or 3.04 hereof that gave rise to the conversion of such Lender’s Term SOFR Loans no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Term SOFR Loans made by other Lenders are outstanding, such Lender’s Base Rate Loans shall be automatically converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Term SOFR Loans, to the extent necessary so that, after giving effect thereto, all Loans of a given Class held by the Lenders of such Class holding Term SOFR Loans and by such Lender are held pro rata (as to principal amounts, interest rate basis, and Interest Periods) in accordance with their respective Pro Rata Shares. Replacement of Lenders Under Certain Circumstances. If (i) any Lender requests compensation under Section 3.04 or ceases to make Term SOFR Loans as a result of any condition described in Section 3.02 or Section 3.04, (ii) the Borrowers are required to pay any Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01 and such Lender has declined or is unable to designate a different Lending Office in accordance with Section 3.01(j), (iii) any Lender is a Non-Consenting Lender, (iv) any Lender does not accept an Extension

- 141 - Offer, or (v) (A) any Lender shall become and continue to be a Defaulting Lender and (B) such Defaulting Lender shall fail to cure the default pursuant to Section 2.20(b) within five Business Days after the Borrowers’ request that it cure such default, or (vi) any other circumstance exists hereunder that gives the Borrowers the right to replace a Lender (other than a Disqualified Lender) as a party hereto, then the Borrowers may, at their sole expense and effort, upon notice to such Lender and the AdministrativeApplicable Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.07), all of its interests, rights and obligations under this Agreement and the related Loan Documents (other than its existing rights to payments pursuant to Section 3.01 or Section 3.04) to one or more Eligible Assignees that shall assume such obligations (any of which assignee may be another Lender, if a Lender accepts such assignment), provided that: (a) the Borrowers shall have paid to the Administrative Agent and/or the Revolving Agent, as applicable, the assignment fee specified in Section 11.07(b)(iv); (b) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in Letters of Credit and Swing Line Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts payable under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts); (c) such Lender being replaced pursuant to this Section 3.07 shall (i) execute and deliver an Assignment and Assumption with respect to such Lender’s Commitment and outstanding Loans and participations in Letters of Credit and Swing Line Loans, and (ii) deliver any Notes evidencing such Loans to the Borrowers or Administrativethe Applicable Agent (or a lost or destroyed note indemnity in lieu thereof); provided that the failure of any such Lender to execute an Assignment and Assumption or deliver such Notes shall not render such sale and purchase (and the corresponding assignment) invalid and such assignment shall be recorded in the Register and the Notes shall be deemed to be canceled upon such failure; (d) the Eligible Assignee shall become a Lender hereunder and the assigning Lender shall cease to constitute a Lender hereunder with respect to such assigned Loans, Commitments and participations, except with respect to indemnification provisions under this Agreement, which shall survive as to such assigning Lender; (e) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter; (f) in the case of any such assignment resulting from a Lender being a Non-Consenting Lender, the Eligible Assignee shall consent, at the time of such assignment, to each matter in respect of which such Lender being replaced was a Non-Consenting Lender; and (g) such assignment does not conflict with applicable Laws. Notwithstanding anything to the contrary contained above, any Lender that acts as an Issuing Bank may not be replaced hereunder at any time that it has any Letter of Credit outstanding hereunder unless arrangements reasonably satisfactory to such Issuing Bank (including the furnishing of a back-up standby letter of credit in form and substance, and issued by an issuer reasonably satisfactory to such Issuing Bank or the depositing of cash collateral into a cash collateral account in amounts and pursuant to arrangements reasonably satisfactory to such Issuing Bank) have been made with respect to each such outstanding Letter of Credit.

- 142 - In the event that (i) the Borrowers, the Revolving Agent or the Administrative Agent have requested that the Lenders consent to a departure or waiver of any provisions of the Loan Documents or agree to any amendment thereto, (ii) the consent, waiver or amendment in question requires the agreement of each Lender, all affected Lenders or all the Lenders or all affected Lenders with respect to a certain Class or Classes of the Loans and (iii) the Required Lenders, Required Revolving Lenders or Required Facility Lenders, as applicable, have agreed to such consent, waiver or amendment, then any Lender who does not agree to such consent, waiver or amendment shall be deemed a “Non-Consenting Lender.” A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrowers to require such assignment and delegation cease to apply. Survival. All of the Borrowers’ obligations under this Article III shall survive termination of the Aggregate Commitments, repayment of all other Obligations hereunder and resignation of the Revolving Agent, the Administrative Agent or the Collateral Agent. Successor Benchmark Rates. (a) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (Toronto or New York City time, as applicable) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders and the Borrowers without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the AdministrativeApplicable Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. If the Benchmark Replacement with respect to Term CORRA Rate Loans is Daily Simple CORRA, all interest payments will be payable on a monthly basis. (b) Conforming Changes. In connection with the implementation and administration of a Benchmark Replacement, the AdministrativeApplicable Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (c) Notices; Standards for Decisions and Determinations. The Administrative Agent and/or the Revolving Agent will promptly notify the Borrowers and the Lenders of (i) any occurrence of a Benchmark Transition Event, (ii) the implementation of any Benchmark Replacement and (iii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent and/or the Revolving Agent will promptly notify the Borrowers of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (d) below and (y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent, the Revolving Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 3.09, including any

- 143 - determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 3.09. (d) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR and Term CORRA) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the AdministrativeApplicable Agent in its reasonable discretion or (B) the administrator of such Benchmark or the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent and/or the Revolving Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent and/or the Revolving Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (e) Benchmark Unavailability Period. Upon the Borrowers’ receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrowers may revoke any pending request for a Borrowing of, conversion to or continuation of Term SOFR Loans or Term CORRA Rate Loans, as applicable, to be made, converted or continued during any Benchmark Unavailability Period and, failing that (i) the Borrowers will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Loans or Canadian Prime Rate Loans, as applicable, and (ii) any outstanding affected Term SOFR Loans or Term CORRA Rate Loans, as applicable, will be deemed to have been converted into Base Rate Loans or Canadian Prime Rate Loans, as applicable, at the end of the applicable Interest Period. During a Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, clause (c) of the definition of “Base Rate,” or clause (ii) of the definition of “Canadian Prime Rate” based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of Base Rate or the Canadian Prime Rate, as applicable. (f) Certain Defined Terms. As used in this Section 3.09: “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (a) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (b) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section Section 3.09(d). “Benchmark” means, initially, the Term SOFR ReferenceRelevant Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Referenceapplicable Relevant Rate or the then-currentthen current Benchmark, then “Benchmark” means the applicable Benchmark

- 144 - Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 3.09(a). “Benchmark Replacement” means with respect to any Benchmark Transition Event, the first alternative set forth in the order below that can be determined by the AdministrativeApplicable Agent for the applicable Benchmark Replacement Date: (1) in the case of any Loan denominated in (x) Dollars, Daily Simple SOFR and (y) Canadian Dollars, Daily Simple CORRA; or (2) the sum of (a) the alternate benchmark rate that has been selected by the AdministrativeApplicable Agent and the Borrowers giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement of the then-current Benchmark for U.S. Dollar- denominated syndicated credit facilities denominated in the applicable currency and (b) the related Benchmark Replacement Adjustment; provided that, in the case of clause (b) above, such adjustment shall not be in the form of an increase of the Applicable Rate. If the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then- current Benchmark with an Unadjusted Benchmark Replacement the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the AdministrativeApplicable Agent and the Borrowers giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. Dollar denominated syndicated credit facilities denominated in the applicable currency at such time. “Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by or on behalf of the administrator of such Benchmark (or such component thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date;.

- 145 - For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein solely to the extent such event applies to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, the Bank of Canada, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (3) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark solely to the extent that a public statement or publication of information set forth above has occurred with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with this Section 3.09 and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with this Section 3.09. “Conforming Changes” means, with respect to the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Canadian Prime Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, and other technical, administrative or operational matters) that the ~~Administrative~~Applicable Agent decides (in consultation with the ~~Borrower~~Borrowers) may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the ~~Administrative~~Applicable Agent in a manner substantially consistent with market practice (or, if the ~~Administrative~~Applicable Agent decides (in consultation with the Borrowers) that adoption of any portion of such market practice is not administratively feasible or if the ~~Administrative~~Applicable Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the ~~Administrative~~Applicable Agent decides (in consultation with the Borrowers) is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

"**CORRA**" means the Canadian Overnight Repo Rate Average administered and published by the Bank of Canada (or any successor administrator).

"**CORRA Administrator**" means the Bank of Canada (or any successor administrator).

"**CORRA Determination Date**" has the meaning specified in the definition of "Daily Simple CORRA".

"**CORRA Rate Day**" has the meaning specified in the definition of "Daily Simple CORRA".

**"Daily Simple CORRA"** means, for any Day (a "**CORRA Rate Day"**), a rate per annum equal to CORRA for the day (such day "**CORRA Determination Date**") that is five (5) Business Days prior to (i) if such CORRA Rate Day is a Business Day, such CORRA Rate Day or (ii) if such CORRA Rate Day is not a Business Day, the Business Day immediately preceding such CORRA Rate Day, in each case, as such CORRA is published by the CORRA Administrator on the CORRA Administrator's website. Any change in Daily Simple CORRA due to a change in CORRA shall be effective from and including the effective date of such change in CORRA without notice to the Borrowers. If by 5:00 p.m. (Toronto time) on any given CORRA Determination Date, CORRA in respect of such CORRA Determination Date has not been published on the CORRA Administrator's website and a Benchmark Replacement Date with respect to Daily Simple CORRA has not occurred, then CORRA for such CORRA Determination Date will be CORRA as published in respect of the first preceding Business Day for which such CORRA was published on the CORRA Administrator's website, so long as such first preceding Business Day is not more than five (5) Business Days prior to such CORRA Determination Date.

"**Daily Simple SOFR**" means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent or the Revolving Agent with respect to Revolving Loans and Swing Line Loans) in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining "Daily Simple SOFR" for syndicated business loans; *provided* that, if the Administrative Agent (or the Revolving Agent with respect to Revolving Loans and Swing Line Loans) decides that any such convention is not administratively feasible for the ~~Administrative~~Applicable Agent, then the ~~Administrative~~Applicable Agent may establish another convention in consultation with the Borrowers.

"**Determination Day**" has the meaning specified in the definition of "Term SOFR".

"**NYFRB**" means the Federal Reserve Bank of New York.

"**Relevant Governmental Body**" means (i) the Federal Reserve Board and/or the NYFRB, or a committee officially endorsed or convened by the Federal Reserve Board and/or the NYFRB, or (ii) the Bank of Canada, or a committee officially endorsed or convened by the Bank of Canada, or, in each case, any successor thereto.

- 146 -

- 147 - “Relevant Rate” means (i) with respect to any Loans denominated in Dollars, Term SOFR and (ii) with respect to any Loans denominated in Canadian Dollars, Term CORRA. “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent (or the Revolving Agent with respect to Revolving Loans and Swing Line Loans) in its reasonable discretion). “Term SOFR Reference Rate” has the meaning specified in the definition of “Term SOFR”. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. (g) Amendment. The provisions of this Section 3.09 shall, solely with respect to implementation of a Benchmark Replacement and Conforming Changes as expressly set forth herein, supersede any contrary provision of Section 11.01. Conditions Precedent to Borrowings Conditions to Initial Borrowing. The obligation of each Lender to extend credit to the applicable Borrowers and of each Issuing Bank to issue Letters of Credit hereunder on the Closing Date is subject only to the satisfaction, or waiver in accordance with Section 11.01, of each of the following conditions precedent, except as otherwise agreed between the Borrowers and the Required Lenders: (a) The Administrative Agent’s receipt of the following, each of which shall be originals or copies in .pdf format, unless otherwise specified: (i) a Committed Loan Notice duly executed by the Borrowers, which shall be delivered at least two Business Days prior to the Closing Date, which shall be deemed to be conditioned on the consummation of the Transactions; (ii) this Agreement duly executed by the Borrowers, Holdings and Holdings GP; (iii) the Guaranty duly executed by each Loan Party; (iv) the US Security Agreement (pursuant to which the Administrative Agent is authorized to file customary “all asset” UCC-1 financing statements) duly executed by Holdings,

- 148 - Holdings GP, the US Borrower and the Loan Parties that are organized in the United States, any state thereof or the District of Columbia; (v) the Canadian Security Agreement (pursuant to which the Administrative Agent is authorized to file customary “all present and after acquired personal property” PPSA financing statements) duly executed by the Canadian Borrower, Evergreen AcqCo 2 Inc. and the Loan Parties that are Canadian Subsidiaries; (vi) the Canadian Deed of Hypothec (pursuant to which the Administrative Agent is authorized to file a customary financing statement (RH Form) charging the universality of all present and future movable property of the grantors with the Register of Personal and Moveable Real Rights (Quebec)) duly executed by the Canadian Borrower and certain Loan Parties that are Canadian Subsidiaries; (vii) to the extent constituting Collateral, certificates, if any, representing the Pledged Equity of the US Borrower, Holdings GP and the Subsidiaries of the US Borrower, in each case, accompanied by undated stock powers executed in blank; (viii) (A) certificates of good standing from the secretary of state or other applicable office of the state of organization or formation or provincial or territorial or Canadian federal corporate registry of the Borrowers and each other Loan Party (including Holdings and Holdings GP), (B) resolutions or other applicable action of each Loan Party, (C) an incumbency certificate and/or other certificate of Responsible Officers of each Loan Party, in each case evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which it is a party or is to be a party on the Closing Date, and (D) a certificate of a Responsible Officer of the US Borrower that the conditions specified in clauses (c), (f) and (g) below have been satisfied or (to the extent applicable) will be satisfied promptly upon the funding of the Initial Term Loans; (ix) an opinion from the following special counsel to the Loan Parties (or certain of the Loan Parties): (A) Paul, Weiss, Rifkind, Wharton & Garrison LLP, with respect to matters of New York law and certain aspects of Delaware law; (B) Perkins Coie LLP, with respect to matters of Washington law and (C) Osler, Hoskin & Harcourt LLP, with respect to matters of Canadian law; and (x) a certificate from the chief financial officer or other officer with equivalent duties of the US Borrower as to the Solvency (after giving effect to the Transactions on the Closing Date) of the Borrowers and their Subsidiaries) substantially in the form attached hereto as Exhibit I; provided, that, each of the requirements set forth in clauses (iv), (v) and (vi) above, including the delivery of documents and instruments required pursuant to the terms of the Collateral Documents (except for the execution and delivery of the Security Agreements) and, except to the extent that a Lien on such Collateral may be perfected (x) by the filing of a financing statement under the Uniform Commercial Code or PPSA, as applicable, or (y) by the delivery of stock certificates of, if delivered to the Parent pursuant to the terms of the Acquisition Agreement and to the extent constituting Pledged Equity, Holdings GP, the US Borrower and its Subsidiaries) and the attachment and perfection of any Lien on Collateral securing the Obligations, shall not constitute conditions precedent to the Borrowing on the Closing Date in each case after the Borrowers’ use of commercially reasonable efforts to provide such items and cause such Liens to be attached and perfected on or prior to the Closing Date it being understood that the Borrowers hereby agree to deliver, or cause to be delivered, such documents and instruments, or take or cause to be taken such other actions as may be required to perfect such security interests within ninety (90) days after the Closing Date

- 149 - (or with respect to stock certificates of the Loan Parties, to deliver such stock certificates (together with undated stock powers executed in blank) to the Administrative Agent within fifteen (15) Business Days after the Closing Date (subject to extensions approved by the Administrative Agent in its reasonable discretion), it being understood that, notwithstanding any other provision of this Agreement, a failure to deliver such certificates within fifteen (15) Business Days (or such later period as the Administrative Agent may agree) shall result in an immediate Event of Default). (b) All fees and expenses required to be paid hereunder on the Closing Date (and all fees and expenses required to be paid under the Commitment Letter and Fee Letter on the Closing Date) and, with respect to expenses and legal fees, to the extent invoiced in reasonable detail at least two Business Days before the Closing Date (except as otherwise reasonably agreed to by the US Borrower) shall have been paid in full in cash, it being agreed that such fees and expenses may be paid with the proceeds of the initial funding of one or more of the Facilities. (c) Confirmation from the US Borrower (in the form of an officer’s certificate) that prior to or substantially simultaneously with the initial Borrowing on the Closing Date, (i) the Equity Contribution and the Closing Date Refinancing shall have been or will be consummated; (ii) the Acquisition shall have been or will be consummated in accordance with the terms of the Acquisition Agreement; and (iii) since March 10, 2021, the Acquisition Agreement has not been amended, waived or modified (whether pursuant to the Parent’s consent or otherwise) in any respect in a manner that is materially adverse to the interests of the Lenders, in their respective capacities as such, without the consent of the Lead Arrangers (such consent not to be unreasonably withheld, conditioned or delayed); provided that (A) a reduction in the purchase price under the Acquisition Agreement (or amendment to the Acquisition Agreement pursuant to which such reduction is made) shall be deemed not to be materially adverse to the interests of the Lenders to the extent allocated ratably to a reduction in the Equity Contribution and the Initial Term Loans, (B) any amendment or waiver to the terms of the Acquisition Agreement that has the effect of increasing the cash purchase price thereunder to be paid on the Closing Date by the Purchasers thereunder shall not be deemed to be materially adverse to the interests of the Lenders if such increase is not funded with Indebtedness for borrowed money incurred on the Closing Date, (C) any change to, or waiver with respect to, the definition of “Material Adverse Effect,” the definition of “End Time” or the “Xerox” provisions contained in the Acquisition Agreement (in each case, as in effect on March 10, 2021) will be deemed to be materially adverse to the interests of the Lenders. (d) [Reserved]. (e) The Lenders shall have received at least three Business Days prior to the Closing Date (i) all documentation and other information about the Loan Parties in order to comply with applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and Canadian AML Legislation, and (ii) to the extent either Borrower qualifies as a “legal entity customer” a customary FinCEN beneficial ownership certificate, that in each case has been requested in writing at least ten Business Days prior to the Closing Date. (f) The Acquisition Agreement Representations and the Specified Representations shall be true and correct in all material respects on and as of the date of the Closing Date; provided that, a failure of an Acquisition Agreement Representation to be accurate will not result in a failure of a condition precedent

- 150 - under this Section 4.01 or a Default or an Event of Default, unless such failure results in a failure of a condition precedent to the Purchasers’ obligation to consummate the Acquisition or such failure gives the Purchasers the right (taking into account any notice and cure provisions) to terminate the Purchasers’ obligations pursuant to the terms of the Acquisition Agreement; provided, further, that to the extent that the Acquisition Agreement Representations and the Specified Representations specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date and any such representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates. (g) There shall not have occurred a Material Adverse Effect (as defined in the Acquisition Agreement as in effect as of March 10, 2021) that would result in the failure of a condition precedent to the Purchasers’ obligations to consummate the Acquisition under the Acquisition Agreement or that would give the Purchasers the right (taking into account any notice and cure provisions) to terminate their obligations pursuant to the terms of the Acquisition Agreement. (h) The Lead Arrangers shall have received an audited balance sheet and related statements of income (or operations) and cash flows of Holdings and its Subsidiaries as of and for the year ended December 31, 2020, in each case, to the extent delivered to the Purchasers pursuant to the terms of the Acquisition Agreement. Without limiting the generality of the provisions of the last paragraph of Section 11.01, for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement or funded Loans hereunder shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender, unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto. Conditions to All Borrowings After the Closing Date. Except as set forth herein with respect to Incremental Loans (other than any revolving Incremental Loans borrowed after the establishment of the relevant commitments), the obligation of each Lender to honor a Committed Loan Notice, of each Issuing Bank to issue, amend, renew or extend any Letter of Credit and of the Swing Line Lender to make Swing Line Loans, in each case, after the Closing Date, is subject to the following conditions precedent: (a) The representations and warranties of the Borrowers and each other Loan Party contained in Article V or any other Loan Document shall be true and correct in all material respects on and as of the date of such Borrowing or issuance, amendment, renewal or extension of any Letter of Credit; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates. (b) As of the date of such Borrowing or the date of any issuance, amendment, renewal or extension of any Letter of Credit, no Default or Event of Default shall have occurred and be continuing on such date (immediately prior to giving effect to the extensions of credit requested to be made) or would result after giving effect to the extensions of credit requested to be made on such date. (c) The Administrative Agent or the Revolving Agent, as applicable, shall have received a Committed Loan Notice in accordance with the requirements hereof and, if applicable, the applicable Issuing Bank shall have received an Issuance Notice in accordance with the requirements hereof or the

- 151 - Swing Line Lender shall have received a Swing Line Loan Request in accordance with the requirements hereof. Subject to Section 1.08(g), each Committed Loan Notice (other than a Committed Loan Notice requesting only a conversion of Loans to another Type or a continuation of Term SOFR Loans or CDORTerm CORRA Rate Loans) and each Issuance Notice submitted by the US Borrower shall be deemed to be a representation and warranty that the condition specified in Sections 4.02(a) and (b) has been satisfied on and as of the date of the applicable Borrowing or issuance, amendment, renewal or extension of a Letter of Credit. Representations and Warranties Holdings and Holdings GP represent and warrant (with respect to Sections 5.01, 5.02, 5.03, 5.04, 5.13 and 5.17) and the Borrowers represent and warrant (with respect to each of the following) to the Lenders, the Issuing Banks, the Administrative Agent, the Revolving Agent and the Collateral Agent, in each case, to the extent and, unless otherwise specifically agreed by the Borrowers, only on the dates required by Section 2.16, 4.01 (with respect to the Specified Representation only) or 4.02. Existence, Qualification and Power; Compliance with Laws. Each Loan Party and each Restricted Subsidiary that is a Material Subsidiary, (a) is duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization (to the extent such concepts exist in such jurisdiction); (b) has all corporate or other organizational power and authority to (i) own its assets and carry on its business as currently conducted and (ii) in the case of the Loan Parties, execute, deliver and perform its obligations under the Loan Documents to which it is a party and consummate the Transactions; (c) is duly qualified and in good standing (to the extent such concepts exist in such jurisdiction) under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification; (d) is in compliance with all applicable Laws; and (e) has all requisite governmental licenses, authorizations, consents and approvals to operate its business as currently conducted; except in each case referred to in clauses (a) (other than with respect to the Borrowers), (c), (d) or (e), to the extent that failure to do so has not resulted in, or is not reasonably expected, individually or in the aggregate, to result in a Material Adverse Effect. Authorization; No Contravention. (a) The execution, delivery and performance by each Loan Party of each Loan Document to which it is a party has been duly authorized by all necessary corporate or other organizational action. (b) Neither the execution, delivery and performance by each Loan Party of each Loan Document to which it is a party nor the consummation of the Transactions will, (i) contravene the terms of any of its Organization Documents;

- 152 - (ii) result in any breach or contravention of, or the creation of any Lien (other than a Permitted Lien) upon any of the property or assets of such Loan Party or any of the Restricted Subsidiaries under (A) any Contractual Obligation relating to Material Indebtedness or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject; (iii) violate any applicable Law; or (iv) require any approval of stockholders, members or partners or any approval or consent of any Person under any Contractual Obligation relating to Material Indebtedness, except for such approvals or consents which will be obtained on or before the Closing Date; except with respect to any breach, contravention or violation (but not creation of Liens) referred to in clauses (ii), (iii) and (iv), to the extent that such breach, contravention or violation has not resulted in, or is not reasonably expected, individually or in the aggregate, to result in a Material Adverse Effect. Governmental Authorization. No material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document, except for, (a) filings necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties; (b) the approvals, consents, exemptions, authorizations, actions, notices and filings that have been duly obtained, taken, given or made and are in full force and effect (except to the extent not required to be obtained, taken, given or made or in full force and effect pursuant to the Collateral Documents); and (c) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make has not resulted in, or is not reasonably expected, individually or in the aggregate, to result in a Material Adverse Effect. Binding Effect. This Agreement and each other Loan Document has been duly executed and delivered by each Loan Party that is party hereto and thereto. This Agreement and each other Loan Document constitutes a legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity and principles of good faith and fair dealing. Financial Statements; No Material Adverse Effect. (a) The Financial Statements fairly present in all material respects the financial condition of Holdings and its Subsidiaries as of the dates thereof and their results of operations for the period covered thereby in accordance with GAAP (as in effect on the Closing Date (or the date of preparation)) consistently applied throughout the periods covered thereby, except as otherwise expressly noted therein. (b) Since the Closing Date, there has been no event or circumstance, either individually or in the aggregate, that has resulted in, and is reasonably expected, individually or in the aggregate, to result in a Material Adverse Effect.

- 153 - (c) The forecasts of consolidated balance sheets and statements of comprehensive income (loss) of Holdings and its Subsidiaries which have been furnished to the Administrative Agent prior to the Closing Date, when taken as a whole, have been prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed to be reasonable at the time made and at the time the forecasts are delivered, it being understood that (i) no forecasts are to be viewed as facts, (ii) any forecasts are subject to significant uncertainties and contingencies, many of which are beyond the control of the Loan Parties or the Sponsor, (iii) no assurance can be given that any particular forecasts will be realized and (iv) actual results may differ and such differences may be material. Litigation. Except as set forth in Schedule 5.06, there are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Borrowers, overtly threatened in writing, at law, in equity, in arbitration or before any Governmental Authority, by or against the Borrowers or any of the Restricted Subsidiaries that has resulted in or has a reasonable probability of being determined adversely and is reasonably expected, individually or in the aggregate, to result in Material Adverse Effect. Labor Matters. Except as set forth on Schedule 5.07 or except as has not resulted in, or is not reasonably expected, individually or in the aggregate, to result in a Material Adverse Effect: (a) there are no strikes or other labor disputes against any of the Borrowers or the Restricted Subsidiaries pending or, to the knowledge of the Borrowers, threatened and (b) hours worked by and payment made based on hours worked to employees of the Borrowers or a Restricted Subsidiary have not been in material violation of the Fair Labor Standards Act or any other applicable Laws dealing with wage and hour matters. Ownership of Property; Liens. Each Loan Party and each Restricted Subsidiary has good and valid record title in fee simple to, or valid leasehold interests in, or easements or other limited property interests in, all real property necessary in the ordinary conduct of its business, free and clear of all Liens except for Permitted Liens and except where the failure to have such title or other interest has not resulted in, or is not reasonably expected, individually or in the aggregate, to result in a Material Adverse Effect. As of the Closing Date, Schedule 5.08 sets forth all Material Real Property. Environmental Matters. (a) Except as has not resulted in, or is not reasonably expected, individually or in the aggregate, to result in a Material Adverse Effect, (i) the Loan Parties and the Restricted Subsidiaries are in compliance with all applicable Environmental Laws (including having obtained all Environmental Permits) and (ii) none of the Loan Parties or any of the Restricted Subsidiaries is subject to any pending, or to the knowledge of the Loan Parties, threatened Environmental Claim or any other Environmental Liability or is aware of any basis for any Environmental Liability. (b) None of the Loan Parties or any of the Restricted Subsidiaries has used, released, treated, stored, transported or disposed of Hazardous Materials, at or from any currently or formerly owned or operated real estate or facility relating to its business, in a manner that has resulted in, or is reasonably expected, individually or in the aggregate, to result in a Material Adverse Effect. Taxes. Except as has not resulted in, or is not reasonably expected, individually or in the aggregate, to result in a Material Adverse Effect, the Borrowers and the Restricted Subsidiaries have timely filed all foreign, U.S. federal and state, Canadian federal and provincial, and other tax returns and reports required to be filed, and have timely paid all foreign, U.S. federal and state, Canadian federal and provincial, and other Taxes, assessments, fees and other governmental charges (including satisfying their withholding Tax obligations) levied or imposed on their properties, income or assets or otherwise due and payable, except those which are being contested in good faith by appropriate actions diligently conducted and for which adequate reserves have been provided in accordance with GAAP.

- 154 - ERISA Compliance. (a) Except as set forth in Schedule 5.11(a) or has not resulted in, or is not reasonably expected, individually or in the aggregate, to result in a Material Adverse Effect, each Plan and Foreign Plan is in compliance with the terms of such Plan or Foreign Plan, as applicable, and applicable provisions of ERISA, the Code and other applicable Laws. (b) Except, as set forth in Schedule 5.11(b) or, with respect to each of the below clauses of this Section 5.11(b), as has not resulted in, or is not reasonably expected, individually or in the aggregate, to result in a Material Adverse Effect, (i) no ERISA Event or Canadian Pension Event has occurred within the one-year period prior to the date on which this representation is made or deemed made; (ii) no Pension Plan or Foreign Plan has failed to satisfy the minimum funding standards (within the meaning of Section 412 of the Code, Section 302 of ERISA or similar minimum funding rules under foreign Laws) applicable to such Pension Plan; (iii) neither the Borrowers, nor any Subsidiary Guarantor nor any of their respective ERISA Affiliates has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 et seq. of ERISA with respect to a Multiemployer Plan; (iv) neither the Borrower, nor any Subsidiary Guarantor nor any of their respective ERISA Affiliates has engaged in a transaction that is subject to Sections 4069 or 4212(c) of ERISA; (v) neither the Borrowers, nor any Subsidiary Guarantor nor any ERISA Affiliate has been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is insolvent (within the meaning of Section 4245 of ERISA) or has been determined to be in “endangered” or “critical” status (within the meaning of Section 432 of the Code or Section 305 of ERISA) and no such Multiemployer Plan is expected to be insolvent or in endangered or critical status; and (vi) no material contribution failure has occurred with respect to any Canadian Defined Benefit Plan sufficient to give rise to a lien or charge under any applicable pension benefits standards Laws of any Canadian jurisdiction. Subsidiaries. As of the Closing Date, all of the outstanding Equity Interests in the Borrowers and each Material Subsidiary have been validly issued and are fully paid and (if applicable) non-assessable, and all Equity Interests owned by Holdings (in Holdings GP and the US Borrower), and by the Borrower or any Subsidiary Guarantor in any of their respective direct Material Subsidiaries are owned free and clear of all Liens (other than Permitted Liens) of any Person. As of the Closing Date, Schedule 5.12 (i) sets forth the name and jurisdiction of each Subsidiary, (ii) sets forth the ownership interest of Holdings, Holdings GP, the US Borrower, the Canadian Borrower and each Subsidiary in each Subsidiary, including the percentage of such ownership and (iii) identifies each Subsidiary that is a Subsidiary the Equity Interests of which are required to be pledged on the Closing Date pursuant to the Collateral Documents. Margin Regulations; Investment Company Act. (a) As of the Closing Date, none of the Collateral is Margin Stock. No Loan Party is engaged nor will it engage, principally or as one of its important activities, in the business of purchasing or carrying Margin Stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose

- 155 - of purchasing or carrying Margin Stock, and no proceeds of any Borrowings or issuance of, or drawings under, any Letter of Credit will be used for any purpose that violates Regulation U. (b) Neither the Borrowers nor any Guarantor is an “investment company” under the Investment Company Act of 1940. Disclosure. As of the Closing Date, none of the written information and written data heretofore or contemporaneously furnished in writing by or on behalf of the Borrowers or any Subsidiary Guarantor to any Agent or any Lender on or prior to the Closing Date in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or any other Loan Document on or prior to the Closing Date, when taken as a whole, contains any material misstatement of fact or omits to state any material fact necessary to make such written information and written data taken as a whole, in the light of the circumstances under which it was delivered, not materially misleading (after giving effect to all modifications and supplements to such written information and written data, in each case, furnished after the date on which such written information or such written data was originally delivered); it being understood that for purposes of this Section 5.14, such written information and written data shall not include projections, pro forma financial information, financial estimates, forecasts and forward-looking information or information of a general economic or general industry nature. Intellectual Property; Licenses, Etc. The Borrowers and the Restricted Subsidiaries own, or have a valid right to use, all the Intellectual Property reasonably necessary for the operation of their respective businesses as currently conducted, except where the failure to have any such rights has not resulted in, or is not reasonably expected, individually or in the aggregate, to result in a Material Adverse Effect. To the knowledge of the Borrowers, as of the Closing Date, (a) the operation of the respective businesses of the Borrowers and the Restricted Subsidiaries as currently conducted does not infringe upon, misappropriate or violate any intellectual property rights held by any Person, and (b) no Person is infringing upon, misappropriating or violating any Intellectual Property owned by the Borrowers or any of the Restricted Subsidiaries, in each case, except for such infringements, misappropriations or violations that have not resulted in, or are not reasonably expected, individually or in the aggregate, to result in, a Material Adverse Effect. No claim or litigation regarding any of the foregoing is pending or, to the knowledge of the Borrowers, threatened against the Borrowers or any Restricted Subsidiary that has resulted in, and is reasonably expected, individually or in the aggregate, to result in a Material Adverse Effect. Solvency. On the Closing Date after giving effect to the Transactions, Holdings and its Subsidiaries, on a consolidated basis, are Solvent. USA PATRIOT Act, FCPA and OFAC. (a) To the extent applicable, each of the Loan Parties and the Restricted Subsidiaries is in compliance, in all material respects, with (a) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 C.F.R., Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto and (b) the USA PATRIOT Act and other similar anti-money laundering rules and regulations. (b) Each of the Loan Parties and the Restricted Subsidiaries, and their respective officers, employees, and directors, and to the Borrowers’ knowledge, their respective agents, affiliates and representatives, are in compliance in all material respects with the FCPA, the UK Bribery Act 2010, the Corruption of Foreign Public Officials Act (Canada) and other similar applicable anti-corruption Laws in other jurisdictions. The Borrowers will not directly or, to their knowledge, indirectly use the proceeds of

- 156 - the Loans in violation of the FCPA, the UK Bribery Act 2010, the Corruption of Foreign Public Officials Act (Canada) or other similar anti-corruption legislation in other jurisdictions. (c) None of the Loan Parties or any of the Restricted Subsidiaries, nor, to the knowledge of the Borrowers, any director, officer, agent, employee or representative thereof, has engaged in any conduct that would materially violate Sanctions or is an individual or entity that is, or is owned or controlled by any individual or entity that is, (a) the target of any Sanctions, (b) included on OFAC’s List of Specially Designated Nationals, Her Majesty Treasury’s Consolidated List of Financial Sanctions Targets or any other Sanctions list, or (c) located, organized or resident in a Designated Jurisdiction. The Borrowers will not directly or, to their knowledge, indirectly use the proceeds of the Loans or otherwise knowingly make available such proceeds to any Person, for the purpose of financing the activities of any Person that, at the time of such financing, is (a) the target of any Sanctions, (b) included on OFAC’s List of Specially Designated Nationals, Her Majesty Treasury’s Consolidated List of Financial Sanctions Targets or any other Sanctions list, or (c) located, organized or resident in a Designated Jurisdiction. Notwithstanding anything in this Agreement, nothing in this Agreement shall require any Loan Party or any of its Restricted Subsidiaries or any director, officer, employee, agent or Affiliate of any Loan Party or any of its Restricted Subsidiaries that are registered or incorporated under the laws of Canada or a province or territory thereof to commit an act or omission that contravenes the Foreign Extraterritorial Measures (United States) Order, 1992. Collateral Documents. Except as otherwise contemplated hereby or under any other Loan Documents, the provisions of the Collateral Documents, together with such filings and other actions required to be taken hereby or by the applicable Collateral Documents or contemplated by the Collateral Documents (including the delivery to Collateral Agent of any Pledged Debt and any Pledged Equity required to be delivered pursuant to the applicable Collateral Documents), are effective to create in favor of the Collateral Agent for the benefit of the Secured Parties a legal, valid and enforceable perfected Lien (subject to Permitted Liens) with the applicable priority contemplated herein or in the other Loan Documents on all right, title and interest of Holdings, Holdings GP, the Borrowers and the applicable Subsidiary Guarantors, respectively, in the Collateral described therein. Use of Proceeds. The Borrowers have used the proceeds of the Loans (including the Swing Line Loans) and the Letters of Credit issued hereunder only in compliance (and not in contravention of) applicable Laws and each Loan Document. Affirmative Covenants So long as the Termination Conditions have not been satisfied, the Borrowers shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02, 6.03 and 6.05) cause each of the Restricted Subsidiaries to: Financial Statements. Deliver to the Administrative Agent and the Revolving Agent for prompt further distribution by the Administrative Agent and the Revolving Agent to each Lender each of the following: (a) Audited Annual Financial Statements. Within one hundred twenty days after the end of each fiscal year (commencing with the fiscal year ending December 31, 2022) of Holdings or, in the case of the fiscal year ending December 31, 2021, one hundred and fifty days after the end of such fiscal year, a consolidated balance sheet of Holdings and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of comprehensive income (loss), stockholders’ equity and cash flows for such fiscal year together with related notes thereto, setting forth in each case in comparative form the figures for the

- 157 - previous fiscal year (if ending after the Closing Date), prepared in accordance with GAAP, audited and accompanied by a report and opinion of Holdings’ auditor on the Closing Date or any other accounting firm of nationally or regionally recognized standing or another accounting firm reasonably acceptable to the Administrative Agent, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” qualification (excluding any “emphasis of matter” paragraph or any explanatory statement), other than any such statement, qualification or exception resulting from or relating to (i) an actual or anticipated breach of a Financial Covenant, (ii) an upcoming maturity date or (iii) activities, operations, financial results or liabilities of any Person other than the Loan Parties and the Restricted Subsidiaries, which financial statements shall be accompanied by management’s discussion and analysis describing results of operations in the form customarily prepared by management of Holdings. (b) Quarterly Financial Statements. As soon as available, but in any event within sixty days after the end of each of the first three fiscal quarters of each fiscal year of Holdings (commencing with the first such full fiscal quarter ended after the Closing Date), or, in the case of the first three fiscal quarters ending after the Closing Date, seventy-five days after the end of such fiscal quarter, (i) a consolidated balance sheet of Holdings and its Subsidiaries as at the end of such fiscal quarter, (ii) the related consolidated statements of comprehensive income (loss) for such fiscal quarter and for the portion of the fiscal year then ended and (iii) the related consolidated statement of cash flows for the portion of the fiscal year then ended, setting forth, in each case of clauses (ii) and (iii), in comparative form, the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, in each case if ended after the Closing Date, certified by a Responsible Officer of the US Borrower as fairly presenting in all material respects the financial condition, results of operations and cash flows of Holdings and its Subsidiaries in material compliance with GAAP, subject to year-end adjustments and the absence of footnotes, which financial statements shall be accompanied by management’s discussion and analysis describing results of operations in the form customarily prepared by management of Holdings. (c) Budget; Projections. Prior to the consummation of a Qualifying IPO, on or prior to the date financial statements are required to be delivered pursuant to Section 6.01(a) (commencing with the first fiscal year ending after the Closing Date), a consolidated budget for the following fiscal year on a quarterly basis in form and substance consistent with the budget customarily prepared by management of the Borrowers for their internal use. (d) Unrestricted Subsidiaries. Simultaneously with the delivery of each set of consolidated financial statements referred to in Sections 6.01(a) and 6.01(b) above, such supplemental financial information (which need not be audited) as is necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) from such consolidated financial statements. Notwithstanding the foregoing, the obligations in paragraphs (a) and (b) of this Section 6.01 may be satisfied by furnishing, at the US Borrower’s option, (i) the applicable financial statements of (1) any successor of Holdings, (2) any wholly-owned Restricted Subsidiary of Holdings that, together with its combined and consolidated Restricted Subsidiaries, constitutes substantially all of the assets of Holdings and its combined consolidated Subsidiaries (a “Qualified Reporting Subsidiary”) or (3) any Person of which the US Borrower is a Subsidiary (such Person, a “Parent Entity”) or (ii) Holdings’ or a Qualified Reporting Subsidiary’s or Parent Entity’s Form 10-K or 10-Q, as applicable, filed with the SEC; provided that with respect to each of clauses (i) and (ii), (A) to the extent such information relates to a Qualified Reporting Subsidiary, or a Parent Entity, such information is accompanied by customary consolidating information (which need not be audited) that explains in reasonable detail the material differences between the information relating to such Qualified Reporting Subsidiary or Parent Entity, on the one hand, and the information relating to Holdings and its Subsidiaries, on the other hand; (B) (i) in the event that Holdings (or any Qualified Reporting Subsidiary or Parent Entity) delivers to the Administrative Agent and the

- 158 - Revolving Agent a Form 10-K for any fiscal year (or similar filing in the Applicable Jurisdiction), as filed with the SEC or in such form as would have been suitable for filing with the SEC (or similar governing body in the Applicable Jurisdiction, in each case), within the time frames set forth in paragraph (a) of this Section 6.01, such Form 10-K shall satisfy all requirements of paragraph (a) of this Section 6.01 with respect to such fiscal year to the extent that it contains the information and report and opinion required by such paragraph (a) and such report and opinion does not contain any “going concern” qualification (other than any such qualification expressly permitted to be contained therein under paragraph (a) of this Section 6.01) and (ii) in the event that Holdings (or any Qualified Reporting Subsidiary or Parent Entity) delivers to the Administrative Agent and the Revolving Agent a Quarterly Report on Form 10-Q for any fiscal quarter (or similar filing in the Applicable Jurisdiction), as filed with the SEC or in such form as would have been suitable for filing with the SEC (or similar governing body in the Applicable Jurisdiction, in each case), within the time frames set forth in paragraph (b) of this Section 6.01, such Form 10-Q shall satisfy all requirements of paragraph (b) of this Section 6.01 with respect to such fiscal quarter to the extent that it contains the information required by such paragraph (b), (C) any financial statements required to be delivered pursuant to this Section 6.01 shall not be required to contain purchase accounting adjustments and (D) following the consummation of an acquisition in the applicable period or the period thereafter, the obligations in paragraphs (a) and (b) of this Section 6.01 with respect to the target of such acquisition may be satisfied by, at the option of the US Borrower, (1) furnishing management accounts for the target of such acquisition or (2) omitting the target of such acquisition from the required financial statements of Holdings and its Subsidiaries for the applicable period and period thereafter. Notwithstanding the foregoing, upon the request of the US Borrower in connection with any material Permitted Investment, the Administrative Agent and the Revolving Agent may consent to a thirty- day extension to the deadlines in this Section 6.01. Certificates; Other Information. Deliver to the Administrative Agent and the Revolving Agent for prompt further distribution by the Administrative Agent and the Revolving Agent to each Lender each of the following: (a) Compliance Certificate. No later than five Business Days after the delivery of the financial statements referred to in Sections 6.01(a) and 6.01(b), a duly completed Compliance Certificate; provided that if such Compliance Certificate demonstrates a Financial Covenant Event of Default, a notice of an intent to cure (a “Notice of Intent to Cure”) pursuant to Section 8.02 may be delivered along with or prior to delivery of such Compliance Certificate, to the extent permitted thereunder. (b) SEC Filings. Promptly after the same are publicly available, copies of all annual, regular, periodic and special reports, proxy statements and registration statements which Holdings or a Borrower or any Restricted Subsidiary files with the SEC (other than amendments to any registration statement (to the extent such registration statement, in the form it became effective, is delivered to the Administrative Agent and the Revolving Agent), exhibits to any registration statement and, if applicable, any registration statement on Form S-8), and in any case not otherwise required to be delivered to the Administrative Agent and the Revolving Agent pursuant to any other clause of this Section 6.02; provided that notwithstanding the foregoing, the obligations in this Section 6.02(b) may be satisfied by causing such information to be publicly available on the SEC’s EDGAR website, another publicly available reporting service or the applicable regulator’s website. (c) Information Regarding Collateral. The Borrowers will furnish to the Administrative Agent and the Revolving Agent, within 90 days of the occurrence thereof or such longer period as reasonably agreed to by the Administrative Agent and the Revolving Agent, written notice of any change (i) in any Loan Party’s legal name (as set forth in its certificate of organization or like document) or (ii) in the location of any Loan Party’s chief executive office or the jurisdiction of incorporation or organization of any Loan

- 159 - Party or in the form of its organization, in each case to the extent such information is necessary to enable the Collateral Agent to perfect or maintain the perfection or priority of its security interest in the Collateral of the relevant Loan Party. (d) Lender Calls. Upon the reasonable request of the Administrative Agent and/or the Revolving Agent, following delivery of the financial statements pursuant to Sections 6.01(a) and (b) above, the Borrowers shall promptly hold a conference call (at a time selected by the Borrowers and reasonably acceptable to the Administrative Agent and/or the Revolving Agent) with all Lenders (including both “public” and “private” side lenders) who choose to attend such conference call, at which call shall be reviewed the financial information presented in such financial statements; provided that in no event shall more than one such conference call be requested in any fiscal quarter. (e) Other Information. Such additional information (a) regarding the business operations of any Loan Party or any Material Subsidiary that is a Restricted Subsidiary as the Administrative Agent and/or the Revolving Agent may from time to time on its own behalf or on behalf of the Required Lenders reasonably request and (b) as may be reasonably requested by the Administrative Agent, the Revolving Agent or any Lender through the Administrative Agent or the Revolving Agent for purposes of compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and the Beneficial Ownership Regulation. Documents required to be delivered pursuant to Section 6.01 or Section 6.02 may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrowers (or Holdings or any Qualified Reporting Subsidiary or Parent Entity) posts such documents, or provides a link thereto, on the Borrowers’ (or Holdings’ any Qualified Reporting Subsidiary’s or Parent Entity’s) website on the Internet, or (ii) on which such documents are posted on the Borrowers’ behalf on Syndtrak or another relevant website, if any, to which each Lender, the Revolving Agent and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent or the Revolving Agent); provided that the Borrowers shall notify (which may be by electronic mail) the Administrative Agent and/or the Revolving Agent of the posting of any such documents and provide to the Administrative Agent and/or the Revolving Agent, as applicable, by electronic mail electronic versions (i.e., soft copies) of such documents. Each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such documents from the Administrative Agent and/or the Revolving Agent and maintaining its copies of such documents. The Borrowers hereby acknowledge that (a) the Administrative Agent, the Revolving Agent and/or the Lead Arrangers will make available to the Lenders materials and/or information provided by or on behalf of the Borrowers hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on Syndtrak or another similar electronic system (the “Platform”) and (b) certain of the Lenders may have personnel who do not wish to receive any information with respect to Holdings or its Subsidiaries, or the respective securities of any of the foregoing, that is not Public-Side Information, and who may be engaged in investment and other market-related activities with respect to such Person’s securities. The Borrowers hereby agree that (i) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof (and by doing so shall be deemed to have represented that such information contains only Public-Side Information); (ii) by marking Borrower Materials “PUBLIC,” the Borrowers shall be deemed to have authorized the Administrative Agent and the Revolving Agent, the Lead Arrangers and the Lenders to treat such Borrower Materials as containing only Public-Side Information (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 11.08); (iii) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public-Side Information”; and (iv) the Administrative Agent, the Revolving Agent and the Lead Arrangers shall treat any Borrower Materials that

- 160 - are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public-Side Information.” For the avoidance of doubt, the foregoing shall be subject to the provisions of Section 11.08. Notices. Promptly after a Responsible Officer obtains actual knowledge thereof, notify the Administrative Agent and the Revolving Agent for prompt further notification by the Administrative Agent and the Revolving Agent to each Lender of: (a) the occurrence and continuation of any Default or Event of Default; and (b) (i) any dispute, litigation, investigation or proceeding between a Borrower or any Restricted Subsidiary and any arbitrator or Governmental Authority or (ii) the filing or commencement of, or any material development in, any litigation or proceeding affecting a Borrower or any Restricted Subsidiary, or (iii) the occurrence of any ERISA Event or Canadian Pension Event that, in any such case referred to in clause (i), (ii) or (iii) has resulted, or has a reasonable probability of being determined adversely and is reasonably expected, individually or in the aggregate, to result in a Material Adverse Effect. Each notice pursuant to this Section 6.03 shall be accompanied by a written statement of a Responsible Officer of the US Borrower setting forth a summary description of the occurrence referred to therein and stating what action the Borrowers have taken and proposes to take with respect thereto. For the avoidance of doubt, the foregoing shall be subject to the provisions of Section 11.08. Payment of Certain Taxes. Timely pay, discharge or otherwise satisfy, as the same shall become due and payable, all obligations and liabilities in respect of Taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, except, in each case, to the extent (a) any such Tax, assessment, charge or levy is being contested in good faith and by appropriate actions diligently conducted and for which appropriate reserves have been established in accordance with GAAP or (b) the failure to pay, discharge or otherwise satisfy the same has not resulted in, or is not reasonably expected, individually or in the aggregate, to result in a Material Adverse Effect. Preservation of Existence of the Borrowers. Preserve, renew and maintain in full force and effect its legal existence under the Laws of the jurisdiction of its incorporation or organization, except as otherwise expressly permitted under this Agreement. Maintenance of Properties. Maintain, preserve and protect all of its material properties and equipment used in the operation of its business in good working order, repair and condition (ordinary wear and tear excepted and casualty or condemnation excepted), except to the extent the failure to do so has not resulted in, or is not reasonably expected, individually or in the aggregate, to result in a Material Adverse Effect. Maintenance of Insurance. (a) Maintain or cause to be maintained with insurance companies that the Borrowers believe (in the good faith judgment of their management) are financially sound and reputable at the time the relevant coverage is placed or renewed or with a Captive Insurance Subsidiary, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business and of such types and in such amounts (after giving effect to any self- insurance) as are customarily carried under similar circumstances by such other Persons, and furnish to the Administrative Agent, which, absent a continuing Event of Default, shall not be made more than once in

- 161 - any twelve month period, upon reasonable written request from the Administrative Agent, information presented in reasonable detail as to the insurance so carried. Schedule 6.07 sets forth a true, complete and accurate description of all material insurance maintained by or on behalf of Holdings, the Borrowers or the other Loan Parties as of the Closing Date. (b) Subject to Section 6.15, the Borrowers shall use commercially reasonable efforts such that each such policy of insurance (as appropriate and is customary and with respect to jurisdictions outside the United States or Canada, to the extent available in such jurisdiction without undue cost or expense), (i) (A) names the Collateral Agent, on behalf of the Secured Parties, as an additional insured thereunder (with respect to liability insurance) and/or (B) to the extent covering Collateral in the case of property insurance, contains a loss payable clause or endorsement that names the Collateral Agent, on behalf of the Secured Parties, as the loss payee thereunder; and (ii) provides that it shall not be canceled, modified or not renewed (x) by reason of nonpayment of premium except upon not less than 10 days’ prior written notice thereof by the insurer to the Administrative Agent (giving the Administrative Agent the right to cure defaults in the payment of premiums) or (y) for any other reason except upon not less than 30 days’ prior written notice thereof by the insurer to the Administrative Agent. The Borrowers shall deliver to the Administrative Agent, prior to the cancellation, modification or non-renewal of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Administrative Agent, including an insurance binder) together with evidence reasonably satisfactory to the Administrative Agent of payment of the premium therefor; provided that (A) absent a Specified Event of Default that is continuing, any proceeds of any insurance shall be delivered by the insurer(s) to Holdings, the Borrowers or one of their Subsidiaries and applied in accordance with this Agreement) and (B) this Section 6.07(b) shall not be applicable to (1) business interruption insurance, workers’ compensation policies, employee liability policies or directors and officers policies, (2) policies to the extent the Collateral Agent cannot have an insurable interest therein or is unable to be named as an additional insured or loss payee thereunder or (3) the extent unavailable from the relevant insurer after the Borrowers’ use of their commercially reasonable efforts. Compliance with Laws. (a) Comply with the requirements of all Laws (including applicable ERISA-related laws and all Environmental Laws) and all orders, writs, injunctions and decrees of any Governmental Authority applicable to it or to its business or property, except to the extent the failure to comply therewith has not resulted in, or is not reasonably expected, individually or in the aggregate, to result in a Material Adverse Effect and (b) comply in all material respects (and in all respects with respect to Sanctions Laws) with the requirements of USA PATRIOT Act, FCPA, OFAC, UK Bribery Act of 2010, Canadian AML Legislation, Canadian Sanctions Legislation, the Regulations Implementing the United Nations Resolutions on the Suppression of Terrorism and the United Nations al-Qaida and Taliban Regulations promulgated under the United Nations Act, together with any similar Canadian legislation, rules, regulations and interpretations thereunder or related thereto, and other anti-terrorism, anti-corruption, anti-money laundering and Sanctions Laws; provided that the requirements set forth in this Section 6.08, as they pertain to compliance by any Foreign Subsidiary with the USA PATRIOT Act, FCPA, OFAC, UK Bribery Act of 2010, Canadian AML Legislation, Canadian Sanctions Legislation, the Regulations Implementing the United Nations Resolutions on the Suppression of Terrorism and the United Nations al- Qaida and Taliban Regulations promulgated under the United Nations Act, together with any similar Canadian legislation, rules, regulations and interpretations thereunder or related thereto, are subject to and limited by any Law applicable to such Foreign Subsidiary in its relevant local jurisdiction.

- 162 - Books and Records. Maintain proper books of record and account in which entries that are full, true and correct in all material respects shall be made of all material financial transactions and material matters involving the assets and business of the Borrowers or such Restricted Subsidiary, as the case may be (it being understood and agreed that Foreign Subsidiaries and Canadian Subsidiaries may maintain individual books and records in conformity with generally accepted accounting principles in their respective countries of organization or operations and that such maintenance shall not constitute a breach of the representations, warranties or covenants hereunder), in each case, to the extent necessary to prepare the financial statements described in Sections 6.01(a) and 6.01(b). Inspection Rights. Permit representatives of the Administrative Agent, the Revolving Agent and the Required Lenders to visit and inspect any of their properties (subject to the rights of lessees or sublessees thereof and subject to any restrictions or limitations in the applicable lease, sublease or other written occupancy arrangement pursuant to which any such Subsidiary is a party), to examine its corporate, financial, and operating records, and make copies thereof or abstracts therefrom and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants (subject to such accountants’ policies and procedures), all at the reasonable expense of the Borrowers and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance written notice to the Borrowers; provided that, (a) excluding any such visits and inspections during the continuation of an Event of Default, only the Administrative Agent and the Revolving Agent on behalf of the Lenders may exercise rights under this Section 6.10 and the Administrative Agent and the Revolving Agent shall not exercise such rights more often than two times during any calendar year absent the continuation of an Event of Default and one such time shall be at the Borrowers’ expense and (b) when an Event of Default is continuing, the Administrative Agent, the Revolving Agent or the Required Lenders (or any of their respective representatives) may do any of the foregoing at the expense of the Borrowers at any time during normal business hours and upon reasonable advance written notice. Notwithstanding anything to the contrary in this Section 6.10, none of the Loan Parties or their Restricted Subsidiaries will be required to disclose or permit the inspection or discussion of, any document, information or other matter (i) that constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which disclosure to the Administrative Agent, the Revolving Agent or any Lender (or their respective representatives or contractors) is prohibited by Law or any binding agreement or (iii) that is subject to attorney client or similar privilege or constitutes attorney work product. The Administrative Agent and the Revolving Agent shall give the Borrowers the opportunity to participate in any discussions with the Borrowers’ independent public accountants. For the avoidance of doubt, the foregoing shall be subject to the provisions of Section 11.08. Covenant to Guarantee Obligations and Give Security. At the Borrowers’ expense, subject to any applicable limitation in any Loan Document (including Section 6.12), take the following actions: (a) within ninety days of the occurrence of any Grant Event (or such longer period as the Administrative Agent may agree in its reasonable discretion), (i) cause the Restricted Subsidiary subject of the Grant Event to execute and deliver the Guaranty (or a joinder thereto); (ii) cause the Restricted Subsidiary subject of the Grant Event to execute and deliver the applicable Security Agreement (or a supplement thereto, including a Security Agreement Supplement);

- 163 - (iii) cause the Restricted Subsidiary subject of the Grant Event to execute and deliver any applicable Intellectual Property Security Agreements with respect to its registered and applied for Intellectual Property constituting Collateral; (iv) [reserved]; (v) cause the Restricted Subsidiary subject of the Grant Event (and any Loan Party of which such Restricted Subsidiary is a direct Subsidiary) to (A) if such Restricted Subsidiary has “opted into” Article 8 of the Uniform Commercial Code or is a Canadian Subsidiary, deliver any and all certificates representing its Equity Interests (to the extent certificated) that constitute Collateral and are required to be pledged pursuant to the applicable Security Agreement, accompanied by undated stock powers or other appropriate instruments of transfer executed in blank (or any other documents customary under local law), (B) deliver the Global Intercompany Note (or a joinder thereto), (C) deliver all instruments evidencing Indebtedness held by such Restricted Subsidiary that constitute Collateral and are required to be pledged pursuant to the applicable Security Agreement, endorsed in blank, to the Collateral Agent and (D) if such Restricted Subsidiary is a Foreign Subsidiary, deliver such additional security documents and enter into additional collateral arrangements in the jurisdiction of such Foreign Subsidiary reasonably satisfactory to the Administrative Agent; and (vi) upon the reasonable request of the Administrative Agent, take and cause the Restricted Subsidiary the subject of the Grant Event and each direct or indirect parent of such Restricted Subsidiary that is required to become a Subsidiary Guarantor pursuant to the applicable Security Agreement that holds Equity Interests in such Restricted Subsidiary to take such customary actions as may be necessary in the reasonable opinion of the Administrative Agent to vest in the Collateral Agent (or in any representative of the Collateral Agent designated by it) perfected Liens (subject to Permitted Liens) in the Equity Interests of such Restricted Subsidiary and the personal property and fixtures of such Restricted Subsidiary to the extent required by the Loan Documents, enforceable against all third parties in accordance with their terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in equity or at law); and (vii) upon request of the Administrative Agent, deliver to the Administrative Agent a signed copy of a customary legal opinion, addressed to the Administrative Agent and the other Secured Parties, of counsel for the Loan Parties. provided, that actions relating to Liens on real property are governed by Section 6.11(b) and not this Section 6.11(a). (b) Material Real Property. (i) Notice. (A) Within ninety days (or such longer period as the Administrative Agent may agree in its reasonable discretion) after the occurrence of a Grant Event, the Borrowers will furnish to the Collateral Agent a description in reasonable detail of any Material Real Property (other than any Excluded Asset) owned by the Restricted Subsidiary that is the subject of the Grant Event. (B) Within ninety days (or such longer period as the Administrative Agent may agree in its reasonable discretion) after the acquisition of any Material Real Property

- 164 - by a Loan Party after the Closing Date, the Borrowers will furnish to the Collateral Agent a description of such Material Real Property in reasonable detail. (ii) Mortgages, etc. The Borrowers will, or will cause the applicable Loan Party to, provide the Collateral Agent with a Mortgage with respect to Material Real Property that is the subject of a notice delivered pursuant to Section 6.11(b)(i), within ninety days (or such longer period as the Administrative Agent may agree in its reasonable discretion) of the event that triggered the requirement to give such notice, together with: (A) evidence that counterparts of such Mortgage have been duly executed, acknowledged and delivered and are in a form suitable for filing or recording in all filing or recording offices that the Collateral Agent may deem reasonably necessary or desirable in order to create a valid and subsisting perfected mortgage Lien (subject to Permitted Liens) on such Material Real Property in favor of the Collateral Agent for the benefit of the Secured Parties and that all filing and recording taxes and fees have been paid or are otherwise provided for in a manner reasonably satisfactory to the Collateral Agent; (B) fully paid Mortgage Policies or signed commitments in respect thereof together with such affidavits, certificates, and instruments of indemnification (including a so-called “gap” indemnification) as shall be required to induce the title insurance company to issue the Mortgage Policies and endorsements contemplated above and evidence of payment of title insurance premiums and expenses and all recording, mortgage, transfer and stamp taxes and fees payable in connection with recording the Mortgage; (C) customary opinions of local counsel for such Loan Party in the state or province in which such Material Real Property is located, with respect to the enforceability of the Mortgage and any related fixture filings and, in the state or province where the applicable Loan Party granting the Mortgage on said Mortgaged Property is organized, an opinion regarding the due authorization, execution and delivery of such Mortgage; (D) a survey or such survey alternatives (including, without limitation, an express map) which is sufficient for such title insurance company to omit an exception to each title policy the standard printed survey exception relating to such Material Real Property and issue such endorsements for which a survey is typically required; and (E) a Flood Insurance Certificate, provided, however, that in the event any such property is located in an area determined by the Federal Emergency Management Agency (or any successor agency) to be located in a special flood hazard area, that property shall be excluded and any Mortgages thereon shall be released. (c) Control Agreements. Subject to Section 6.15 and other than with respect to Excluded Accounts, maintain at all times all cash and Cash Equivalents of the Borrowers and their Subsidiaries that are Loan Parties in Deposit Accounts or Securities Accounts with any financial institution that has entered into a Control Agreement (each such bank account, a “Blocked Account”). The Loan Parties shall ACH or wire transfer no less frequently than daily to a Blocked Account all amounts on deposit in each Excluded Store Account (net of $1,000,000 in the aggregate for all Excluded Store Accounts). Further Assurances. Subject to Section 6.11 and any applicable limitations in any Loan Document, and in each case at the expense of the Borrowers, promptly upon the reasonable request by the Administrative Agent or Collateral Agent (a) correct any material defect or error that may be discovered in the execution, acknowledgment, filing, publication or recordation of any Collateral

- 165 - Document or other document or instrument relating to any Collateral and (b) do, execute, acknowledge, deliver, record, re-record, file, re-file, register, re-register, publish and re-publish any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent or Collateral Agent may reasonably request from time to time in order to carry out more effectively the purposes of the Collateral Documents. Notwithstanding anything to the contrary in any Loan Document, other than with respect to the Equity Interests and assets of any Foreign Subsidiary and that becomes a Loan Party, none of Holdings, Holdings GP, the US Borrower, the Canadian Borrower nor any Restricted Subsidiary will be required to, nor will the Administrative Agent or the Collateral Agent be authorized, (a) to perfect security interests in the Collateral other than by, (i) “all asset” filings pursuant to the Uniform Commercial Code in the office of the secretary of state (or similar central filing office) of the relevant state(s), “all present and after acquired personal property” filings pursuant to the PPSA in the relevant province(s) and territory(ies) and filing and filings in the applicable real estate records with respect to Material Real Property; (ii) Customary filings in (A) the United States Patent and Trademark Office with respect to material U.S. registered patents and trademarks, (B) the United States Copyright Office of the Library of Congress with respect to material copyright registrations and (C) the Canadian Intellectual Property office with respect to material patents, trademarks, copyrights and industrial designs, in the case of each of (A), (B) and (C), constituting Collateral; (iii) Mortgages in respect of Material Real Property; and (iv) delivery to the Administrative Agent or Collateral Agent to be held in its possession of all Collateral consisting of (A) certificates representing Pledged Equity, and (B) all promissory notes and other instruments constituting Collateral; provided that promissory notes and instruments having an aggregate principal amount equal to the greater of 5% of Closing Date EBITDA and 5% of TTM Consolidated Adjusted EBITDA or less need not be delivered to the Collateral Agent; in each case, in the manner provided in the Collateral Documents; (b) to enter into any control agreement, lockbox or similar arrangement with respect to any commodities account or other bank account (other than a Deposit Account or Securities Account), or otherwise take or perfect a security interest with control; (c) to take any action (i) outside of the United States or Canada with respect to any assets located outside of the United States or Canada, (ii) in any non-U.S. jurisdiction other than Canada or (iii) required by the laws of any non-U.S. jurisdiction other than Canada to create, perfect or maintain any security interest or otherwise; or (d) to take any action with respect to perfecting a Lien with respect to letters of credit, letter of credit rights, commercial tort claims, chattel paper or assets subject to a certificate of title or similar statute (in each case, other than the filing of customary “all asset” UCC-1 financing statements or “all present and after acquired personal property” PPSA financing statements) or to deliver landlord lien waivers, estoppels, bailee letters or collateral access letters, in each case, unless required by the terms of the applicable Security Agreement or the relevant Collateral Document.

- 166 - Further, the Loan Parties shall not be required to perform any periodic collateral reporting, if any, with any frequency greater than once per fiscal year (provided that this clause shall not limit the obligation of the Loan Parties to comply with Section 6.02(c) or Section 6.11). Designation of Subsidiaries. The Borrowers may at any time designate any Restricted Subsidiary as an Unrestricted Subsidiary or designate (or re-designate, as the case may be) any Unrestricted Subsidiary as a Restricted Subsidiary; provided that: (a) immediately before and after such designation (or re-designation), no Specified Event of Default shall have occurred and be continuing; and (b) the Investment resulting from the designation of such Restricted Subsidiary as an Unrestricted Subsidiary as described above is permitted by Section 7.02. The designation of any Subsidiary as an Unrestricted Subsidiary shall constitute an Investment by the Borrowers therein at the date of designation in an amount equal to the fair market value of the applicable Borrower’s or Restricted Subsidiary’s (as applicable) Investment therein. The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute the incurrence at the time of designation of any Indebtedness and Liens of such Subsidiary existing at such time and a return on any Investment by the Borrowers in Unrestricted Subsidiaries pursuant to the preceding sentence in an amount equal to the fair market value at the date of such designation of the applicable Borrower’s or Restricted Subsidiary’s (as applicable) Investment in such Subsidiary. Except as set forth in this paragraph, no Investment will be deemed to exist or have been made, and no Indebtedness or Liens shall be deemed to have been incurred or exist, by virtue of a Subsidiary becoming an Excluded Subsidiary or an Excluded Subsidiary becoming a Restricted Subsidiary. Maintenance of Ratings. Use commercially reasonable efforts to maintain (a) a public corporate credit rating or public corporate family rating, as applicable, from any two of S&P, Moody’s and Fitch, in each case, in respect of the Borrowers (but not a specific rating), and (b) a public rating in respect of the Initial Term Loans from any two of S&P, Moody’s and Fitch (but not a specific rating). Post-Closing Matters. The Borrowers will, and will cause each of the Restricted Subsidiaries to, take each of the actions set forth on Schedule 6.15 within the time period prescribed therefor on such schedule (as such time period may be extended by the Administrative Agent). Use of Proceeds. (a) The proceeds of the Initial Term Loans will be used on the Closing Date to finance, in part, the Transactions. (b) The proceeds of Revolving Loans will be used for working capital and general corporate purposes of the Borrowers and the Restricted Subsidiaries, including the financing of transactions that are not prohibited by the terms of this Agreement (including Permitted Investments); provided the amount of Revolving Loans incurred on the Closing Date shall not exceed the sum of (i) an amount, not to exceed $25,000,000, which may be used to pay consideration due under the Acquisition Agreement, to consummate the Closing Date Refinancing and to pay Transaction Expenses, (ii) amounts required to replace or backstop existing letters of credit, (iii) amounts required to fund any working capital requirements of the Borrowers and their Subsidiaries on the Closing Date, (iv) amounts required to fund any OID or upfront fees in connection with the Transactions from the exercise of “market flex” under the

- 167 - Fee Letter and (v) amounts to repay any outstanding Indebtedness under any revolving or working capital facility of the Borrowers and their Subsidiaries on the Closing Date. (c) Letters of Credit will be used by the US Borrower for general corporate purposes of the Borrowers and the Restricted Subsidiaries, including supporting transactions not prohibited by the Loan Documents. (d) With respect to (i) Incremental Loans, the proceeds thereof may be used as specified in the applicable Incremental Amendment and otherwise in accordance with Section 2.16(e), (ii) Refinancing Loans, the proceeds thereof shall be used to refinance all or a portion of any Loans as specified in the applicable Refinancing Amendment and in accordance with Section 2.17, and (iii) Replacement Loans, the proceeds thereof shall be used to replace or refinance Loans as specified in Section 11.01(f)(ii). Change in Nature of Business. Engage only in material lines of business that are substantially consistent with those lines of business conducted by the Borrowers and the Restricted Subsidiaries on the Closing Date and lines of business that are reasonably similar, corollary, ancillary, incidental, synergistic, complementary or related to, or a reasonable extension, development or expansion of, the businesses conducted or proposed to be conducted by the Borrowers and the Restricted Subsidiaries on the Closing Date, in each case as determined by the US Borrower in good faith. Transactions with Affiliates. Conduct all transactions with any Affiliates of the Borrowers or the Restricted Subsidiaries involving aggregate payments or consideration in excess of the greater of (x) 7.5% of Closing Date EBITDA and (y) 7.5% of TTM Consolidated Adjusted EBITDA (calculated on a Pro Forma Basis) at the time of such transaction, for any individual transaction or series of related transactions, on terms that are at least substantially as favorable to the Borrowers or such Restricted Subsidiary as it would obtain in a comparable arm’s length transaction with a Person other than an Affiliate, as determined by US Borrower in good faith; provided that the foregoing restrictions shall not apply to (a) transactions between or among the Borrowers or any of the Restricted Subsidiaries or any entity that becomes a Restricted Subsidiary as a result of such transaction; (b) the Transactions and the payment of fees and expenses (including the Transaction Expenses) related to the Transactions on or about the Closing Date to the extent such fees and expenses are disclosed to the Administrative Agent prior to the Closing Date; (c) the issuance or transfer of Equity Interests of Holdings or any Parent Entity to any Affiliate of the Borrowers or any former, current or future officer, director, manager, employee or consultant (or any spouses, former spouses, successors, executors, administrators, heirs, legatees or distributees of any of the foregoing) of the Borrowers or any of their Subsidiaries or any Parent Entity; (d) (i) the payment of indemnities and expenses (including reimbursement of out-of-pocket expenses) to the Sponsor pursuant to any Sponsor Management Agreement and (ii) the payment of (A) management, consulting, monitoring, advisory and other fees, indemnities and expenses to the Sponsor pursuant to any Sponsor Management Agreement (plus any unpaid management, consulting, monitoring, advisory and other fees accrued in any prior year) and (B) any Sponsor Termination Fees; (e) employment and severance arrangements and confidentiality agreements among Holdings, the Borrowers and the Restricted Subsidiaries and their respective officers and employees in the ordinary course of business and transactions pursuant to stock option, profits interest and other equity plans and employee benefit plans and arrangements; (f) the licensing of trademarks, copyrights or other Intellectual Property to permit the exploitation of Intellectual Property between or among Affiliates and Subsidiaries of the Borrowers in the ordinary course of business; (g) the payment of customary fees and reasonable out-of-pocket costs to, and indemnities provided on behalf of, directors, officers, employees and consultants of Holdings, the Borrowers and the Restricted Subsidiaries or any Parent Entity in the ordinary course of business to the extent attributable to the ownership or operation of the Borrowers and the Restricted Subsidiaries; (h) any agreement, instrument or arrangement as in effect as of the Closing Date or any amendment thereto (so long as any such amendment is not adverse to the Lenders in any material respect as compared to the applicable agreement as in effect on the Closing

- 168 - Date); (h) Restricted Payments permitted under Section 7.06 and Investments permitted under Section 7.02; (i) so long as no Specified Event of Default shall have occurred and be continuing or would result therefrom, customary payments by the Borrowers and any of the Restricted Subsidiaries to the Sponsor made for any financial advisory, financing, underwriting or placement services or in respect of other investment banking activities (including in connection with acquisitions or divestitures), which payments are approved by a majority of the members of the Board of Directors of Holdings in good faith or a majority of the disinterested members of the Board of Directors of Holdings in good faith; (j) transactions in which the Borrowers or any of the Restricted Subsidiaries, as the case may be, deliver to the Administrative Agent a letter from an Independent Financial Advisor stating that such transaction is fair to the applicable Borrower or such Restricted Subsidiary from a financial point of view or meets the requirements of this Section 6.18 (without giving effect to the parenthetical immediately before the first proviso in this Section 6.18); (k) investments by the Sponsor in securities of Holdings or Indebtedness of Holdings, a Borrower or any of the Restricted Subsidiaries so long as the investment is being offered generally to other investors on the same or more favorable terms; (l) payments to or from, and transactions with, Joint Ventures in the ordinary course of business; (m) any Disposition of Securitization Assets or related assets in connection with any Qualified Securitization Financing; (n) [reserved]; (o) the payment of any dividend or distribution within sixty days after the date of declaration thereof, if at the date of declaration (i) such payment would have complied with the provisions of this Agreement and (ii) no Event of Default occurred and was continuing; (p) transactions between the Borrowers or any of the Subsidiaries and any person, a director of which is also a director of a Borrower or any direct or indirect Parent Entity of a Borrower; provided, however, that (i) such director abstains from voting as a director of such Borrower or such direct or indirect Parent Entity, as the case may be, on any matter involving such other person and (ii) such Person is not an Affiliate of Holdings for any reason other than such director’s acting in such capacity; (q) payments, loans (or cancellation of loans) or advances to employees or consultants that are (i) approved by a majority of the disinterested members of the Board of Directors of Holdings or either Borrower in good faith, (ii) made in compliance with applicable law and (iii) otherwise permitted under this Agreement; and (r) transactions (i) with Holdings in its capacity as a party to any Loan Document or to any agreement, document or instrument governing or relating to (A) any Indebtedness permitted to be incurred pursuant to Section 7.03 (including Permitted Refinancings thereof) or (B) the Acquisition Agreement, any other agreements contemplated thereby or any agreement, document or instrument governing or relating to any Permitted Acquisition (whether or not consummated) and (ii) with any Affiliate in its capacity as a Lender party to any Loan Document or party to any agreement, document or instrument governing or relating to any Indebtedness permitted to be incurred pursuant to Section 7.03 (including Permitted Refinancings thereof) to the extent such Affiliate is being treated no more favorably than all other Lenders or lenders thereunder. Negative Covenants So long as the Termination Conditions are not satisfied, the Borrowers shall not (and, with respect to Section 7.10 only, Holdings and Holdings GP shall not), nor shall the Borrowers permit any Restricted Subsidiary to: Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, that secures Indebtedness other than the following: (a) Liens securing obligations in respect of Indebtedness incurred pursuant to Section 7.03(a), including obligations in respect of any Loan, Incremental Loans and Extended Loans; (b) [reserved];

- 169 - (c) Liens existing on the Closing Date (other than Liens incurred under Sections 7.01(a) and 7.01(b)) and listed on Schedule 7.01(c) hereto; (d) Liens securing obligations in respect of Indebtedness permitted under Section 7.03(d), including in respect to Attributable Indebtedness, Capitalized Lease Obligations, and Indebtedness financing the acquisition, construction, repair, replacement or improvement of fixed or capital assets; provided that (i) such Liens attach concurrently with or within two hundred and seventy days after completion of the acquisition, construction, repair, replacement or improvement (as applicable) of the property subject to such Liens and (ii) such Liens do not at any time extend to or cover any assets (except for additions and accessions to such assets, replacements and products thereof and customary security deposits) other than the assets subject to, or acquired, constructed, repaired, replaced or improved with the proceeds of such Indebtedness; provided that individual financings of equipment provided by one lender may be cross collateralized to other financings of equipment provided by such lender or its affiliates; (e) Liens in favor of a Loan Party securing Indebtedness permitted under Section 7.03; (f) Liens securing Obligations in respect of any Secured Hedge Agreement and other Indebtedness permitted by Section 7.03(f); (g) (i) Liens on Excluded Assets and (ii) Liens on assets of Non-Loan Parties; provided that, in the case of this clause (ii) any Indebtedness securing such Liens is permitted to be incurred pursuant to Section 7.03(g); (h) Liens on the Collateral securing obligations in respect of Permitted Pari Passu Secured Refinancing Debt or Permitted Junior Secured Refinancing Debt and any Permitted Refinancing of any of the foregoing incurred pursuant to Section 7.03(h); (i) Liens securing obligations in respect of (i) Incremental Equivalent Debt (with the lien priority permitted in such definition, other than to the extent such Indebtedness is only permitted to be incurred as Indebtedness not secured by a Lien on any Collateral) and (ii) other Indebtedness incurred pursuant to a Permitted Refinancing of such Incremental Equivalent Debt permitted by Section 7.03(i); provided that such Liens under this clause (ii) are permitted by Section 7.01(ll)(i); (j) Liens securing obligations in respect of (i) Permitted Ratio Debt (with the lien priority permitted in such definition, other than to the extent such Indebtedness is only permitted to be incurred as Indebtedness not secured by a Lien on any Collateral) and (ii) other Indebtedness incurred pursuant to a Permitted Refinancing of such Permitted Ratio Debt permitted by Sections 7.03(j); provided that such Liens under this clause (ii) are permitted by Section 7.01(ll)(i); (k) [reserved]; (l) (i) Liens existing on property at the time of (and not in contemplation of) its acquisition or existing on the property of any Person or on Equity Interests of any Person, in each case, at the time such Person becomes (and not in contemplation of such Person becoming) a Restricted Subsidiary (other than by designation as a Restricted Subsidiary pursuant to Section 6.14), in each case after the Closing Date; provided that (A) such Lien does not extend to or cover any other assets or property (other than the proceeds or products thereof and other than after-acquired property of such acquired Restricted Subsidiary covered by an existing grant clause (and not created in contemplation thereof)) and (B) the Indebtedness secured thereby is permitted under Section 7.03(d) or (l), (ii) Liens on any cash earnest money deposits made by the Borrowers or any of the Restricted Subsidiaries in connection with any letter of intent or purchase

- 170 - agreement relating to an Investment and (iii) Liens incurred in connection with escrow arrangements or other agreements relating to an acquisition or Investment permitted hereunder; (m) Liens (i) on cash advances in favor of the seller of any property to be acquired in an Investment permitted pursuant to Section 7.02 to be applied against the purchase price for such Investment or (ii) consisting of an agreement to Dispose of any property in a Disposition, in each case, solely to the extent such Investment or Disposition, as the case may be, would have been permitted on the date of the creation of such Lien; (n) (i) pledges or deposits in the ordinary course of business in connection with workers’ compensation, health, disability or employee benefits, unemployment insurance and other social security laws or similar legislation or regulation or other insurance-related obligations (including in respect of deductibles, self-insured retention amounts and premiums and adjustments thereto) and (ii) pledges and deposits in the ordinary course of business securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing property, casualty or liability insurance to Holdings, the Borrowers or any Restricted Subsidiaries; (o) (i) Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto and (ii) Liens on cash securing obligations to insurance companies with respect to insurable liabilities incurred in the ordinary course of business; (p) deposits to secure the performance of bids, trade contracts, governmental contracts and leases (other than Indebtedness for borrowed money), statutory obligations, surety, stay, customs and appeal bonds, performance bonds and other obligations of a like nature (including those to secure health, safety and environmental obligations) incurred in the ordinary course of business; (q) Liens on the Securitization Assets arising in connection with a Qualified Securitization Financing; (r) Liens in respect of the cash collateralization of letters of credit; (s) Liens (i) of a collection bank arising under Section 4-208 or 4-210 of the Uniform Commercial Code on the items in the course of collection, (ii) attaching to commodity trading accounts or other commodities brokerage accounts incurred in the ordinary course of business and not for speculative purposes and (iii) in favor of a banking or other financial institution arising as a matter of law encumbering deposits or other funds maintained with a financial institution (including the right of setoff) and that are within the general parameters customary in the banking industry; (t) Liens securing Cash Management Obligations permitted by Section 7.03; (u) Liens that are customary contractual rights of setoff (i) relating to the establishment of depository relations with banks or other deposit-taking financial institutions in the ordinary course and not given in connection with the issuance of Indebtedness, (ii) relating to pooled deposit or sweep accounts of Holdings, the Borrowers or any of the Restricted Subsidiaries to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of Holdings, the Borrowers or any of the Restricted Subsidiaries or (iii) relating to purchase orders and other agreements entered into with customers of the Borrowers or any of the Restricted Subsidiaries in the ordinary course of business; (v) statutory or common law Liens of landlords, carriers, warehousemen, mechanics, materialmen, repairmen, construction contractors or other like Liens, or other customary Liens (other than

- 171 - in respect of Indebtedness) in favor of landlords, so long as, in each case, such Liens arise in the ordinary course of business that secure amounts not overdue for a period of more than sixty days or, if more than sixty days overdue, are unfiled and no other action has been taken to enforce such Lien or that are being contested in good faith and by appropriate actions, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP; (w) any interest or title of a lessor, sublessor, licensor or sublicensor or secured by a lessor’s, sublessor’s, licensor’s or sublicensor’s interest under leases, subleases, licenses or sublicenses entered into by a Borrower or any of the Restricted Subsidiaries as lessee, sublessee, licensee or sublicensee in the ordinary course of business; (x) ground leases in respect of real property on which facilities owned or leased by a Borrower or any of its Subsidiaries are located; (y) any zoning or similar law or right reserved to or vested in any Governmental Authority to control or regulate the use of any real property that does not materially interfere with the ordinary conduct of the business of the Borrowers and their Subsidiaries, taken as a whole; (z) deposits of cash with the owner or lessor of premises leased and operated by a Borrower or any of its Subsidiaries in the ordinary course of business of such Borrower and such Subsidiary to secure the performance of such Borrower’s or such Subsidiary’s obligations under the terms of the lease for such premises; (aa) Liens for taxes, assessments or governmental charges that are not overdue for a period of more than sixty days or that are being contested in good faith and by appropriate actions diligently conducted and for which appropriate reserves have been established in accordance with GAAP or for property taxes on property a Borrower or its Subsidiaries has decided to abandon if the sole recourse for such tax, assessment or charge is to such property; (bb) easements, rights-of-way, restrictions (including zoning restrictions), encroachments, protrusions, and the reservations, limitations, conditions and provisos contained in the original grants or patents, if any, from the Crown, and other similar encumbrances and title defects affecting real property that, in the aggregate, do not in any case materially interfere with the ordinary conduct of the business of the Borrowers and their Subsidiaries taken as a whole, or the use of the property for its intended purpose, and any other exceptions to title on the Mortgage Policies provided in accordance with this Agreement; (cc) Liens arising from judgments or orders for the payment of money not constituting an Event of Default under Section 9.01(g); (dd) leases, licenses, subleases or sublicenses granted to others in the ordinary course of business (or other agreement under which a Borrower or any Restricted Subsidiary has granted rights to end users to access and use a Borrower’s or any Restricted Subsidiary’s products, technologies, facilities or services) which do not interfere in any material respect with the business of the Borrowers and their Restricted Subsidiaries, taken as a whole, and that do not secure debt for borrowed money; (ee) Liens (i) in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business and (ii) on specific items of inventory or other goods and proceeds thereof of any Person securing such Person’s obligations in respect of bankers’ acceptances or documentary letters of credit issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or such other goods in the ordinary course of business;

- 172 - (ff) Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods entered into by a Borrower or any of the Restricted Subsidiaries in the ordinary course of business; (gg) Liens imposed by law or incurred pursuant to customary reservations or retentions of title (including contractual Liens in favor of sellers and suppliers of goods) incurred in the ordinary course of business for sums not constituting borrowed money that are not overdue for a period of more than sixty days or that are being contested in good faith by appropriated proceedings and for which adequate reserves have been established in accordance with GAAP (if so required); (hh) Liens deemed to exist in connection with Investments in repurchase agreements under Section 7.02 and reasonable customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts maintained in the ordinary course of business and not for speculative purposes; (ii) Liens on cash and Cash Equivalents earmarked to be used to satisfy or discharge Indebtedness where such satisfaction or discharge of such Indebtedness is not otherwise prohibited; (jj) purported Liens evidenced by the filing of precautionary Uniform Commercial Code or PPSA financing statements or similar public filings; (kk) the modification, replacement, renewal or extension of any Lien permitted by this Section 7.01; provided that (i) the Lien does not extend to any additional property other than (A) after- acquired property covered by any existing grant clause in effect immediately prior to such modification, replacement, renewal or extension (and not created in contemplation thereof) or financed by Indebtedness permitted under Section 7.03(d), (B) property that is affixed or incorporated into the property covered by such Lien and (C) proceeds and products thereof and (ii) the renewal, extension or refinancing of the obligations secured or benefited by such Liens is permitted by Section 7.03; (ll) Liens securing: (i) a Permitted Refinancing of Indebtedness; provided that: (A) such Indebtedness was permitted by Section 7.03 and was secured by a Permitted Lien; (B) such Permitted Refinancing is permitted by Section 7.03; (C) the Lien does not extend to any additional property other than after- acquired property covered by any existing grant clause in effect immediately prior to such Permitted Refinancing (and not created in contemplation thereof), property that is affixed or incorporated into the property covered by such Lien and proceeds and products thereof; (D) such modification, replacement, renewal or extension is subject to the limitations under clause (e)(iii)(B) of the definition of Permitted Refinancing; and (E) such Permitted Refinancing shall be secured by no greater priority in relation to the Obligations than the Indebtedness being refinanced; and (ii) Guarantees and other obligations permitted by Sections 7.03(w) and (y) to the extent that the underlying Indebtedness subject to such Guarantee is permitted to be secured by a

- 173 - Lien; provided that the Indebtedness referenced in such Sections was otherwise permitted to be secured by a Lien pursuant to another subsection of this Section 7.01; (mm) Liens securing Pari Passu Lien Debt and/or Junior Lien Debt; provided that: (i) after giving Pro Forma Effect to the incurrence of such Indebtedness, (A) if such Indebtedness is Pari Passu Lien Debt, then the First Lien Net Leverage Ratio measured as of the date of initial attachment of such Lien shall be no greater than (1) the Closing Date First Lien Net Leverage Ratio or (2) the First Lien Net Leverage Ratio immediately prior to such incurrence, or (B) if such Indebtedness is Junior Lien Debt, either (1) the Secured Net Leverage Ratio measured as of the date of incurrence of such Indebtedness (or revolving commitments) shall be no greater than (x) the Closing Date Total Net Leverage Ratio plus 0.25 to 1.00 or (y) the Secured Net Leverage Ratio immediately prior to such incurrence; and (ii) such Liens (other than with respect to purchase money and similar obligations) are, in each case, subject to an Equal Priority Intercreditor Agreement or Junior Lien Intercreditor Agreement, as applicable; and (nn) Liens securing Indebtedness or other obligations in an aggregate principal amount as of the date such Indebtedness is incurred, not to exceed the sum of (i) the greater of (A) 100% of Closing Date EBITDA and (B) 100% of TTM Consolidated Adjusted EBITDA as of the applicable date of determination, in each case determined as of the date such Indebtedness is incurred and (ii) Indebtedness incurred pursuant to the Fixed Incremental Amount pursuant to Section 7.03(y)(ii); provided that Liens incurred pursuant to this clause (nn) may be pari passu with the Liens securing the Facilities under this Agreement. For purposes of determining compliance with this Section 7.01, in the event that any Lien (or any portion thereof) meets the criteria of more than one of the categories set forth above, the Borrowers may, in their sole discretion, at the time of incurrence, divide, classify or reclassify, or at any later time divide, classify or reclassify, such Lien (or any portion thereof) in any manner that complies with this covenant on the date such Lien is incurred or such later time, as applicable; provided that all Liens created pursuant to the Loan Documents will be deemed to have been incurred in reliance on the exception in clause (a) above and shall not be permitted to be reclassified pursuant to this paragraph. Any Lien incurred in compliance with this Section 7.01 after the Closing Date that is contractually secured on a pari passu basis with the Obligations will be subject to an Equal Priority Intercreditor Agreement, and any Lien incurred in compliance with this Section 7.01 after the Closing Date that is secured on a contractually junior basis will be subject to a Junior Lien Intercreditor Agreement. Investments. Make or hold any Investments, except: (a) Investments, (i) by a Borrower or any Restricted Subsidiary in a Borrower or any Restricted Subsidiary; and (ii) by a Borrower or any Restricted Subsidiary in a Person, if as a result of such Investment (A) such Person becomes a Restricted Subsidiary or (B) such Person is merged,

- 174 - consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, a Borrower or a Restricted Subsidiary; (b) Investments existing on the Closing Date or made pursuant to legally binding written contracts in existence on the Closing Date and any modification, replacement, renewal, reinvestment or extension of any of the foregoing; provided that the amount of any Investment permitted pursuant to this Section 7.02(b) is not increased from the amount of such Investment on the Closing Date (and not created in contemplation thereof) except pursuant to the terms of such Investment as of the Closing Date or as otherwise permitted by another clause of this Section 7.02; (c) Permitted Acquisitions; (d) Investments (i) held by a Restricted Subsidiary acquired after the Closing Date or of a Person merged, amalgamated or consolidated with or into a Borrower or merged, amalgamated or consolidated with or into a Restricted Subsidiary (or committed to be made by any such Person) to the extent that, in each case, such Investments or any such commitments were not made in contemplation of or in connection with such acquisition, merger, amalgamation or consolidation and were in existence on the date of such acquisition, merger, amalgamation or consolidation and (ii) held by Persons that become Restricted Subsidiaries after the Closing Date, including Investments in Unrestricted Subsidiaries made or acquired (or committed to be made or acquired), to the extent that such Investments were not made or acquired (or committed to be made or acquired) in contemplation of, or in connection with, such Person becoming a Restricted Subsidiary or such designation as applicable; (e) Investments in Similar Businesses that do not exceed in the aggregate at any time outstanding the greater of (i) 50% of Closing Date EBITDA and (ii) 50% of TTM Consolidated Adjusted EBITDA as of the applicable date of determination; (f) Investments in Unrestricted Subsidiaries that do not exceed in the aggregate at any time outstanding the greater of (i) 35% of Closing Date EBITDA and (ii) 35% of TTM Consolidated Adjusted EBITDA as of the applicable date of determination; (g) Investments to the extent that payment for such Investments is made solely with Qualified Equity Interests of Holdings (or any Parent Entity) or the proceeds from the issuance thereof; (h) Joint Venture Investments; (i) loans and advances to Holdings (or any Parent Entity) in lieu of, and not in excess of the amount of (after giving effect to any other loans, advances or Restricted Payments in respect thereof) Restricted Payments permitted to be made to Holdings (or such Parent Entity) in accordance with Section 7.06 (g) or (h); (j) loans or advances to any Company Person; (i) for reasonable and customary business-related travel, entertainment, relocation and analogous ordinary business purposes; (ii) in connection with such Person’s purchase of Equity Interests of Holdings (or any Parent Entity); provided that, to the extent such loans or advances are made in cash, the amount of such loans and advances used to acquire such Equity Interests shall be contributed to Holdings in cash; and

- 175 - (iii) for any other purpose; provided that either (A) no cash or Cash Equivalents are advanced in connection with such Investment or (B) the aggregate principal amount outstanding under this clause (iii) shall not exceed the greater of (1) 10% of Closing Date EBITDA and (2) 10% of TTM Consolidated Adjusted EBITDA as of the applicable date of determination; (k) Investments in Hedge Agreements; (l) promissory notes and other Investments received in connection with Dispositions or any other transfer of assets not constituting a Disposition; (m) Investments in assets that are cash or Cash Equivalents or were Cash Equivalents when made; (n) Investments consisting of extensions of trade credit or otherwise made in the ordinary course of business, including Investments consisting of endorsements for collection or deposit and trade arrangements with customers, vendors, suppliers, licensors and licensees; (o) Investments consisting of Liens, Indebtedness (including Guarantees), fundamental changes, Dispositions and Restricted Payments permitted under Sections 7.01, 7.03, 7.04 (other than clause (f) thereof), 7.05 (other than clause (e) thereof) and 7.06 (other than clauses (d), (g) and (h) thereof), respectively; (p) Investments (i) received in connection with the bankruptcy, workout, recapitalization or reorganization of, or in settlement of delinquent obligations of, or other disputes with, the issuer of such Investment or an Affiliate thereof, (ii) received in connection with the foreclosure of any secured Investment or other transfer of title with respect to any secured Investment in default, (iii) in satisfaction of judgments against other Persons, (iv) as a result of the settlement, compromise or resolutions of litigation, arbitration or other disputes with Persons who are not Affiliates and (v) received in satisfaction or partial satisfaction of trade credit and other credit extended in the ordinary course of business, including to vendors and suppliers; (q) advances of payroll and other payments to any Company Person in the ordinary course of business; (r) Investments consisting of purchases and acquisitions of inventory, supplies, material, services or equipment pursuant to joint marketing arrangements with other Persons; (s) Investments made in the ordinary course of business in connection with obtaining, maintaining or renewing client contracts and loans or advances made to distributors, vendors, suppliers, licensors and licensees; (t) Guarantees of leases (other than Capitalized Leases) or of other obligations that do not constitute Indebtedness, in each case entered into in the ordinary course of business; (u) Investments in connection with any Permitted Reorganization and the transactions relating thereto or contemplated thereby; (v) Investments in connection with any deferred compensation plan or arrangement or other compensation plan or arrangement, including to a “rabbi” trust or to any grantor trust claims of creditors;

- 176 - (w) in the event that a Borrower or any Restricted Subsidiary makes any Investment after the Closing Date in any Person that is not a Restricted Subsidiary and such Person subsequently becomes a Restricted Subsidiary, additional Investments in an amount equal to the fair market value of such Investment as of the date on which such Person becomes a Restricted Subsidiary to the extent that such Investments were not made in contemplation thereof or in connection therewith; (x) (i) Investments made in connection with or to effect the Transactions and (ii) any Investments held by or committed to by a Borrower or any Restricted Subsidiary on the Closing Date; (y) Investments made in connection with unfunded pension fund and other employee benefit plan obligations and liabilities to the extent that such obligations and/or liabilities, as applicable, are permitted to remain unfunded under applicable law; (z) Investments in connection with intercompany cash management services, treasury arrangements and any related activities arising in the ordinary course of business or consistent with past practices or industry norm; (aa) Investments consisting of (i) the licensing of Intellectual Property pursuant to joint marketing, collaborations or other similar arrangements with other Persons and/or (ii) minority equity interests in customers received as part of fee arrangements or other commercial arrangements; (bb) the conversion to Qualified Equity Interests of any Indebtedness owed by a Borrower or any Restricted Subsidiary; (cc) (i) Investments in a Securitization Subsidiary or any Investment by a Securitization Subsidiary in any other Person in connection with a Qualified Securitization Financing; provided, however, that any such Investment in a Securitization Subsidiary is of Securitization Assets or equity, and (ii) distributions or payments of Securitization Fees and purchases of Securitization Assets pursuant to a Securitization Repurchase Obligation in connection with a Qualified Securitization Financing; (dd) Investments made by a Subsidiary that is not a Loan Party with the cash or other assets received by it pursuant to a substantially concurrent Investment made in such Subsidiary that was permitted by this Section 7.02; provided that the aggregate principal amount outstanding under this clause (dd) shall not exceed the greater of (1) 25% of Closing Date EBITDA and (2) 25% of TTM Consolidated Adjusted EBITDA as of the applicable date of determination; (ee) Investments in Immaterial Subsidiaries; provided that such entity remains an Immaterial Subsidiary after giving pro forma effect to such Investment; (ff) Investments, so long as the Total Net Leverage Ratio (after giving Pro Forma Effect to the incurrence of such Investment) for the Test Period immediately preceding the making of such Investment shall be less than or equal to the Closing Date Total Net Leverage Ratio less 0.25 to 1.00 provided that no Specified Event of Default shall have occurred and be continuing or would result therefrom; (gg) Investments that do not exceed in the aggregate at any time outstanding the sum of: (i) the greater of (A) 75% of Closing Date EBITDA and (B) 75% of TTM Consolidated Adjusted EBITDA as of the applicable date of determination; and (ii) the Available Amount at such time; provided that no Specified Event of Default shall have occurred and be continuing or would result therefrom.

- 177 - If any Investment is made in any Person that is not a Restricted Subsidiary on the date of such Investment and such Person subsequently becomes a Restricted Subsidiary, such Investment shall thereupon be deemed to have been made pursuant to Section 7.02(a)(i) and to not have been made pursuant to any other clause set forth above. For purposes of determining compliance with this Section 7.02, in the event that any Investment (or any portion thereof) meets the criteria of more than one of the categories set forth above, the Borrowers may, in their sole discretion, at the time such Investment is made, divide, classify or reclassify, or at any later time divide, classify or reclassify, such Investment (or any portion thereof) in any manner that complies with this covenant on the date such Investment is made or such later time, as applicable. The amount of any Investment at any time shall be the amount of cash and the fair market value of other property actually invested (measured at the option of the Borrowers, either (x) at the time made or (y) to the extent an LCA Election has been made with respect to such Investment, as of the date that any applicable definitive agreement with respect to such Investment is entered into), without adjustment for subsequent changes in the value of such Investment, net of any return, whether a return of capital, interest, dividend or otherwise, with respect to such Investment. To the extent any Investment in any Person is made in compliance with this Section 7.02 in reliance on a category above that is subject to a Dollar-denominated restriction on the making of Investments and, subsequently, such Person returns to a Borrower or any Restricted Subsidiary all or any portion of such Investment (in the form of a dividend, distribution, liquidation or otherwise, but excluding Intercompany Indebtedness), such return shall be deemed to be credited to the Dollar-denominated category against which the Investment is then charged. To the extent the category subject to a Dollar-denominated restriction is also subject to a percentage of TTM Consolidated Adjusted EBITDA restriction which, at the date of determination, produces a numerical restriction that is greater than such Dollar amount, then such Dollar equivalent shall be deemed to be substituted in lieu of the corresponding Dollar amount in the foregoing sentence for purposes of determining such credit. For purposes of determining compliance with any Dollar-denominated (or percentage of TTM Consolidated Adjusted EBITDA, if greater) restriction on the making of Investments, the Dollar equivalent amount of the Investment denominated in a foreign currency shall be calculated based on the relevant currency exchange rate in effect on the date such Investment was made. Indebtedness. Create, incur or assume any Indebtedness, other than: (a) Indebtedness under the Loan Documents (including Incremental Loans and Extended Loans); (b) [reserved]; (c) Indebtedness existing on the Closing Date and listed on Schedule 7.03(c) hereto and any Permitted Refinancing thereof, including any Intercompany Indebtedness outstanding on the Closing Date; (d) (i) (A) Attributable Indebtedness relating to any transaction, (B) Indebtedness (including Capitalized Leases) financing the acquisition, construction, repair, replacement or improvement of fixed or capital assets, whether through the direct purchase of assets or the Equity Interests of any Person owning such assets, so long as such Indebtedness is incurred concurrently with, or within two-hundred and seventy days after, the applicable acquisition, construction, repair, replacement or improvement and (C) Indebtedness arising from the conversion of obligations of a Borrower or any Restricted Subsidiary under or pursuant to any “synthetic lease” transactions to Indebtedness of such Borrower or such Restricted Subsidiary, provided that the aggregate principal amount of such Indebtedness at any one time outstanding incurred pursuant to this clause (d) shall not exceed the greater of 50% of Closing Date EBITDA and 50%

- 178 - of TTM Consolidated Adjusted EBITDA as of the applicable date of determination, in each case, determined at the time of incurrence, (ii) Attributable Indebtedness incurred in connection with a Sale Leaseback Transaction otherwise permitted hereunder and (iii) any Permitted Refinancing of any Indebtedness incurred under Section 7.03(d)(i); provided that for the purposes of determining compliance with this Section 7.03(d), any lease that is not treated under GAAP as a capital lease at the time such lease is executed but is subsequently treated under GAAP as a capitalized lease as the result of a change in GAAP (or interpretations thereof) after the Closing Date shall not be treated as Indebtedness; (e) Indebtedness of a Borrower or any of the Restricted Subsidiaries owing to a Borrower or any other Restricted Subsidiary; provided that all such Indebtedness of any Loan Party owed to any Restricted Subsidiary that is not a Loan Party shall be subject to the Canadian Intercompany Note or the Global Intercompany Note (but only to the extent permitted by applicable law); (f) Indebtedness in respect of (i) Obligations under Secured Hedge Agreements and (ii) Hedge Agreements designed to hedge against Holdings’, a Borrower’s or any Restricted Subsidiary’s exposure to interest rates, foreign exchange rates or commodities pricing risks, in each case of clauses (i) and (ii), incurred not for speculative purposes, and Guarantees thereof; (g) (i) Indebtedness incurred by a Non-Loan Party which, when aggregated with the principal amount of all other Indebtedness incurred pursuant to this clause (g)(i) and then outstanding, does not exceed the greater of (A) 20% of Closing Date EBITDA and (B) 20% of TTM Consolidated Adjusted EBITDA as of the applicable date of determination and (ii) Indebtedness that is recourse only to Excluded Assets; (h) Credit Agreement Refinancing Indebtedness and any Permitted Refinancing thereof; (i) Incremental Equivalent Debt and any Permitted Refinancing thereof; (j) Permitted Ratio Debt and any Permitted Refinancing thereof; (k) Contribution Indebtedness and any Permitted Refinancing thereof; (l) Indebtedness, (i) of any Person that becomes a Restricted Subsidiary after the Closing Date pursuant to a Permitted Investment permitted hereunder, which Indebtedness is existing at the time such Person becomes a Restricted Subsidiary and is not incurred in contemplation of such Person becoming a Restricted Subsidiary that is non-recourse to (and is not assumed by any of) either Borrower, Holdings, Holdings GP or any Restricted Subsidiary (other than any Subsidiary of such Person that is a Subsidiary on the date such Person becomes a Restricted Subsidiary after the Closing Date) and is either (A) unsecured or (B) secured only by the assets of such Restricted Subsidiary by Liens permitted under Section 7.01; (ii) of a Borrower or any Restricted Subsidiary assumed in connection with any Permitted Acquisition; provided the amount of debt assumed by Restricted Subsidiaries that are not Subsidiary Guarantors pursuant to this clause (l)(ii), when aggregated with the amount of Indebtedness incurred or assumed by Restricted Subsidiaries that are not Subsidiary Guarantors pursuant to clause (l)(iii) below does not exceed the greater of (A) 30% of Closing Date EBITDA and (B) 30% of TTM Consolidated Adjusted EBITDA on a Pro Forma Basis in each case determined at the time of incurrence;

- 179 - (iii) of a Borrower or any Restricted Subsidiary incurred or assumed in connection with any permitted Investment (other than pursuant to Section 7.02(o)); provided the aggregate principal amount of such Indebtedness incurred or assumed by Restricted Subsidiaries that are not Subsidiary Guarantors, at any time outstanding pursuant to this clause (l)(iii) does not exceed, when aggregated with all Indebtedness assumed by Restricted Subsidiaries that are not Subsidiary Guarantors pursuant to clause (l)(ii) above, the greater of (A) 30% of Closing Date EBITDA and (B) 30% of TTM Consolidated Adjusted EBITDA on a Pro Forma Basis, in each case determined at the time of incurrence; and (iv) any Permitted Refinancing of the foregoing; provided that, with respect to each of the foregoing clauses (ii) through (iv), immediately after giving effect to the incurrence or assumption of such Indebtedness and consummation of such Investment or Acquisition Transaction, either (I) the Interest Coverage Ratio shall be equal to or greater than 2.00 to 1.00 or the Interest Coverage Ratio immediately prior to such incurrence or assumption of such Indebtedness or (II) the Total Net Leverage Ratio shall be no greater than the Closing Date Total Net Leverage Ratio or the Total Net Leverage Ratio immediately prior to such incurrence or assumption of such Indebtedness; in the case of each of clauses (I) and (II), after giving Pro Forma Effect to the incurrence of such Indebtedness and the use of proceeds thereof and measured as of and for the Test Period immediately preceding the incurrence or assumption of such Indebtedness for which financial statements are available; (m) unsecured Indebtedness incurred in connection with a Permitted Acquisition, Acquisition Transaction or Investment expressly permitted hereunder or any Disposition, in each case to the extent constituting (i) indemnification obligations or (ii) obligations in respect of purchase price (including earn- outs and seller notes) or other similar adjustments; provided that the aggregate principal amount of such Indebtedness at any one time outstanding incurred pursuant to this clause (m)(ii) shall not exceed the greater of 35% of Closing Date EBITDA and 35% of TTM Consolidated Adjusted EBITDA as of the applicable date of determination determined at the time of incurrence; (n) Indebtedness representing deferred compensation to employees of the Borrowers and their Subsidiaries incurred in the ordinary course of business; (o) Indebtedness consisting of obligations of the Borrowers and the Restricted Subsidiaries under deferred compensation or other similar arrangements with employees incurred by such Person in connection with the Transactions, Permitted Acquisitions, Acquisition Transaction or any Investment expressly permitted hereunder (other than pursuant to Section 7.02(o)); (p) Indebtedness to current or former officers, directors, managers, consultants, and employees, their respective estates, spouses or former spouses to finance the purchase or redemption of Equity Interests of Holdings (or any Parent Entity) permitted by Section 7.06; (q) Indebtedness in respect of letters of credit, bank guarantees, bankers’ acceptances, warehouse receipts or similar instruments issued or created in the ordinary course of business, including such Indebtedness that is consistent with past practices in respect of workers compensation claims, health, disability or other employee benefits or property, casualty or liability insurance or self-insurance or other Indebtedness with respect to reimbursement-type obligations regarding workers compensation claims and letters of credit that are cash collateralized; (r) Indebtedness consisting of (i) the financing of insurance premiums or (ii) take-or-pay obligations contained in supply arrangements, in each case, incurred in the ordinary course of business;

- 180 - (s) obligations in respect of performance, bid, appeal and surety bonds and performance and completion guarantees and similar obligations provided by the Borrowers or any of the Restricted Subsidiaries or obligations in respect of letters of credit, bank guarantees or similar instruments related thereto, in each case, in the ordinary course of business or consistent with past practices; (t) Indebtedness incurred by a Securitization Subsidiary in a Qualified Securitization Financing that is not recourse (except for Standard Securitization Undertakings) to either Borrower or any Restricted Subsidiary; (u) (i) Indebtedness in respect of letters of credit issued for the account of a Borrower or any Restricted Subsidiary so long as (A) such Indebtedness is not secured by any Lien on Collateral and (B) the aggregate face amount of such letters of credit does not exceed the greater of (I) 10% of Closing Date EBITDA and (II) 10% of TTM Consolidated Adjusted EBITDA, in each case determined at the time of issuance of such letter of credit and (ii) Indebtedness in respect of letters of credit that are fully cash collateralized; provided the aggregate principal amount of such Indebtedness at any time outstanding pursuant to this clause (u)(ii) does not exceed the greater of (A) 20% of Closing Date EBITDA and (B) 20% of TTM Consolidated Adjusted EBITDA on a Pro Forma Basis, in each case determined at the time of incurrence; (v) (i) obligations in respect of Cash Management Obligations and (ii) other Indebtedness in respect of netting services, automatic clearinghouse arrangements, overdraft protections, employee credit card programs and other cash management and similar arrangements, in each case of clauses (i) and (ii), incurred in the ordinary course of business or consistent with past practices and any Guarantees thereof; (w) Guarantees by the Borrowers and the Restricted Subsidiaries in respect of Indebtedness of a Borrower or any of the Restricted Subsidiaries otherwise permitted hereunder; provided that (A) no Guarantee by any Restricted Subsidiary of any Junior Financing shall be permitted unless such Restricted Subsidiary shall have also provided a Guarantee of the Obligations substantially on the terms set forth in the Guaranty and (B) if the Indebtedness being Guaranteed is subordinated in right of payment to the Obligations, such Guarantee shall be subordinated to the Guaranty in right of payment on terms at least as favorable to the Lenders as those contained in the subordination terms with respect to such Indebtedness; (x) Indebtedness incurred on behalf of, or representing Guarantees of Indebtedness of, any Joint Ventures in an aggregate principal amount at any time outstanding not to exceed the greater of (i) 30% of Closing Date EBITDA and (ii) 30% of TTM Consolidated Adjusted EBITDA as of the applicable date of determination, in each case determined at the time of incurrence, and any Permitted Refinancing of the foregoing; (y) Indebtedness in an aggregate principal amount at any time outstanding not to exceed the sum of (i) the greater of (A) 100% of Closing Date EBITDA and (B) 100% of TTM Consolidated Adjusted EBITDA as of the applicable date of determination, in each case determined at the time of incurrence and (ii) the Fixed Incremental Amount, and any Permitted Refinancing of the foregoing; and (z) all premiums (if any), interest (including post-petition interest), fees, expenses, charges and additional or contingent interest on obligations described in clauses (a) through (y) above. For purposes of determining compliance with this Section 7.03, in the event that an item of Indebtedness (or any portion thereof) meets the criteria of more than one of the categories set forth above, the Borrowers may, in their sole discretion, at the time of incurrence, divide, classify or reclassify, or at any later time divide, classify or reclassify, such item of Indebtedness (or any portion thereof) in any manner that complies with this covenant on the date such Indebtedness is incurred or such later time, as applicable;

- 181 - provided that all Indebtedness created pursuant to the Loan Documents will be deemed to have been incurred in reliance on the exception in clause (a) above and will not be permitted to be reclassified pursuant to this paragraph. For purposes of determining compliance with any Dollar-denominated (or percentage of TTM Consolidated Adjusted EBITDA, if greater) restriction on the incurrence of Indebtedness, the Dollar equivalent principal amount of Indebtedness denominated in a foreign currency shall be calculated based on the relevant currency exchange rate in effect on the date such Indebtedness was incurred, in the case of term debt, or first committed or first incurred (whichever yields the lower Dollar equivalent), in the case of revolving credit debt; provided that if such Indebtedness is incurred to refinance other Indebtedness denominated in a foreign currency, and such refinancing would cause the applicable Dollar-denominated (or percentage of TTM Consolidated Adjusted EBITDA, if greater) restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such refinancing, such Dollar-denominated (or percentage of TTM Consolidated Adjusted EBITDA, if greater) restriction will be deemed not to have been exceeded so long as the principal amount of such refinancing Indebtedness does not exceed the principal amount of such Indebtedness being refinanced (plus unpaid accrued interest and premium (including tender premiums) thereon and underwriting discounts, defeasance costs, fees, commissions and expenses in connection therewith). The accrual of interest and the accretion of accreted value and the payment of interest in the form of additional Indebtedness shall not be deemed to be an incurrence of Indebtedness for purposes of this Section 7.03. The principal amount of any non-interest bearing Indebtedness or other discount security constituting Indebtedness at any date shall be the principal amount thereof that would be shown on a balance sheet of the Borrowers dated such date prepared in accordance with GAAP. Fundamental Changes. Merge, dissolve, liquidate, consolidate or amalgamate with or into another Person, or effect a Division, except that: (a) Holdings and Holdings GP may merge, consolidate or amalgamate with the US Borrower, and any Restricted Subsidiary may merge, consolidate or amalgamate with a Borrower (including a merger or amalgamation, the purpose of which is to reorganize such Borrower into a new jurisdiction); provided that: (i) a Borrower shall be the continuing or surviving Person; (ii) such merger, amalgamation or consolidation does not result in the US Borrower ceasing to be organized under the Laws of the United States, any state thereof or the District of Columbia or the Canadian Borrower ceasing to be organized under the Laws of Canada or any province or territory thereof; and (iii) in the case of a merger, amalgamation or consolidation of Holdings or Holdings GP with and into the US Borrower, (A) no Event of Default shall exist at such time or after giving effect to such merger, amalgamation or consolidation, (B) Holdings or Holdings GP, as applicable, shall not be an obligor in respect of any Qualified Holding Company Debt or any other Indebtedness that is not permitted to be Indebtedness of the US Borrower under this Agreement at such time, (C) Holdings shall have no direct Subsidiaries at the time of such merger, amalgamation or consolidation other than the US Borrower and Holdings GP, (D) after giving effect to such merger, amalgamation or consolidation, the direct parent of the US Borrower shall expressly assume all the obligations of Holdings under this Agreement and the other Loan Documents to which Holdings is a party pursuant to a supplement hereto or thereto in form reasonably satisfactory to the Administrative Agent and (E) such direct parent of the US Borrower shall concurrently become a

- 182 - Guarantor and pledge 100% of the Equity Interest of the US Borrower to the Administrative Agent as Collateral to secure the Obligations in form reasonably satisfactory to the Administrative Agent; (b) any Restricted Subsidiary may merge or consolidate with or into any other Restricted Subsidiary; (c) any merger or amalgamation the purpose of which is to reincorporate or reorganize a Restricted Subsidiary in another jurisdiction shall be permitted; provided that, in the case of any Foreign Subsidiary that is a Loan Party, such reincorporation or reorganization shall be subject to the prior written consent of the Administrative Agent not to be unreasonably withheld; (d) any Restricted Subsidiary may liquidate or dissolve or change its legal form if the US Borrower determines in good faith that such action is not materially adverse to the interests of the Lenders, provided (i) no Event of Default shall result therefrom, and (ii) the surviving Person (or the Person who receives the assets of such dissolving or liquidated Restricted Subsidiary) shall be a Restricted Subsidiary; (e) so long as no Default exists or would result therefrom, a Borrower may merge, amalgamate or consolidate with any other Person; provided that: (i) such Borrower shall be the continuing or surviving corporation; or (ii) if the Person formed by or surviving any such merger, amalgamation or consolidation is not such Borrower (any such Person, the “Successor Borrower”); (A) (i) if the merging, amalgamating or consolidating Borrower is the US Borrower, the Successor Borrower shall be an entity organized or existing under the laws of the United States, any state thereof or the District of Columbia and (ii) if the merging, amalgamating or consolidating Borrower is the Canadian Borrower, the Successor Borrower shall be an entity organized or existing under the laws of Canada or any province or territory thereof; (B) the Successor Borrower shall expressly assume all the obligations of such Borrower under this Agreement and the other Loan Documents to which such Borrower is a party pursuant to a supplement hereto or thereto in form reasonably satisfactory to the Administrative Agent; (C) each Guarantor, unless it is the other party to such merger, amalgamation or consolidation, shall have by a supplement to the Guaranty confirmed that its Guarantee of the Obligations shall apply to the Successor Borrower’s obligations under this Agreement; (D) each Loan Party, unless it is the other party to such merger, amalgamation or consolidation, shall have by a supplement to the applicable Security Agreement confirmed that its obligations thereunder shall apply to the Successor Borrower’s obligations under this Agreement and the direct parent of such Person shall pledge 100% of the Equity Interests of such Person to the Administrative Agent as Collateral to secure the Obligations; (E) if requested by the Collateral Agent, each mortgagor of a Mortgaged Property, unless it is the other party to such merger, amalgamation or consolidation, shall have by an amendment to or restatement of the applicable Mortgage (or other instrument

- 183 - reasonably satisfactory to the Collateral Agent) confirmed that its obligations thereunder shall apply to the Successor Borrower’s obligations under this Agreement; and (F) such Borrower shall have delivered to the Administrative Agent an officer’s certificate and an opinion of counsel, each stating that such merger, amalgamation or consolidation and such supplement to this Agreement or any Collateral Document comply with this Agreement, and, with respect to such opinion of counsel only, including customary organization, due execution, no conflicts and enforceability opinions to the extent reasonably requested by the Administrative Agent; it being agreed that if the foregoing are satisfied, the Successor Borrower will succeed to, and be substituted for, such Borrower under this Agreement; (f) any Restricted Subsidiary may merge or consolidate with any other Person in order to effect an Investment, Acquisition Transaction, Disposition or Permitted Reorganization not prohibited by the Loan Documents (other than any transaction permitted pursuant to Section 7.02(o)); (g) any Loan Party or any Restricted Subsidiary may conduct a Division that produces two or more surviving or resulting Persons; provided that (i) if a Division is conducted by a Borrower, then each surviving or resulting Person shall constitute a “Borrower” for all purposes of the Loan Documents (unless the Administrative Agent otherwise consents in its reasonable discretion) and shall remain jointly and severally liable for all Obligations of such Borrower immediately prior to such Division and otherwise comply with Section 7.04(e); (ii) if a Division is conducted by Holdings or Holdings GP, then all of the Equity Interests of the US Borrower held by Holdings or Holdings GP, as applicable, immediately prior to such Division must be owned by only one Person that survives or results from such Division, and such Person owning such Equity Interests in the US Borrower shall otherwise comply with Section 7.10(b)(ii), become a Guarantor and pledge 100% of the Equity Interests of the US Borrower held by it to the Collateral Agent; and (iii) if a Division is conducted by a Loan Party other than a Borrower, Holdings or Holdings GP, then each surviving or resulting Person of such Division shall also be a Loan Party unless and to the extent any such surviving or resulting Loan Party is the subject of a Disposition permitted pursuant to Section 7.05 (other than Section 7.05(e)) or otherwise would constitute an Excluded Subsidiary; provided, further that such surviving or resulting Person not becoming a Loan Party and the assets and property of such surviving or resulting Person not becoming Collateral shall, in each case, be treated as an Investment and shall be permitted under this Section 7.04(g)(iii) solely to the extent permitted under Section 7.02 (other than by Section 7.02(o)); (h) as long as no Default exists or would result therefrom, a merger, amalgamation, dissolution, liquidation, consolidation or Disposition, the purpose of which is to effect a Disposition permitted pursuant to Section 7.05 (other than Section 7.05(e)); and (i) the Transactions may be consummated. Notwithstanding anything herein to the contrary, in the event of any merger, amalgamation, dissolution, liquidation, consolidation, amalgamation or Division of any Loan Party or a Restricted Subsidiary effected in accordance with this Section 7.04, the Borrowers shall (x) promptly deliver or cause to be delivered to

- 184 - the Administrative Agent for further distribution by the Administrative Agent to each Lender and the Revolving Agent (1) such information and documentation reasonably requested by the Administrative Agent, the Revolving Agent, or any Lender in order to comply with applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and (2) a Beneficial Ownership Certification and (y) do, execute, acknowledge, deliver, record, re-record, file, re-file, register, re-register, publish and re-publish any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent or Collateral Agent may reasonably request in order to perfect or continue the perfection of the Liens granted or purported to be granted by the Collateral Documents in accordance with Section 6.11 and as promptly as practicable. Dispositions. Make any Disposition, except: (a) Dispositions of obsolete, damaged, worn out, used or surplus property (including for purposes of recycling), whether now owned or hereafter acquired and Dispositions of property of the Borrowers and the Restricted Subsidiaries that is no longer used or useful in the conduct of the business or economically practicable or commercially desirable to maintain; (b) Dispositions of property in the ordinary course of business; (c) Dispositions of property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are promptly applied to the purchase price of such replacement property; provided that to the extent the property being transferred constitutes Collateral such replacement property shall constitute Collateral; (d) Dispositions of property to a Borrower or a Restricted Subsidiary; provided that the fair market value (as determined by the US Borrower in good faith) of any Disposition to a Restricted Subsidiary that is a Non-Loan Party, when aggregated with the fair market value of all other Dispositions to Restricted Subsidiaries that are Non-Loan Parties incurred pursuant to this clause (d), does not exceed the greater of (A) 50% of Closing Date EBITDA and (B) 50% of TTM Consolidated Adjusted EBITDA as of the applicable date of determination; (e) Dispositions permitted by Section 7.02 (other than Section 7.02(o)), Section 7.04 (other than Section 7.04(h)) and Section 7.06 (other than Section 7.06(d)) and Permitted Liens (other than Section 7.01(l)(i)); (f) Dispositions of property pursuant to Sale Leaseback Transactions; provided that (i) no Event of Default exists or would result therefrom (other than any such Disposition made pursuant to a legally binding commitment entered into at a time when no Event of Default exists) and (ii) such Disposition shall be for no less than the fair market value of such property at the time of such Disposition; (g) Dispositions of Cash Equivalents; provided, that such Disposition shall be for no less than the fair market value of such property at the time of such Disposition; (h) leases, subleases, licenses or sublicenses (including the provision of software under an open source license), which do not materially interfere with the business of the Borrowers and the Restricted Subsidiaries, taken as a whole; provided, that such Disposition shall be for no less than the fair market value of such property at the time of such Disposition; (i) Dispositions of property subject to Casualty Events; (j) Dispositions; provided that:

- 185 - (i) at the time of such Disposition (other than any such Disposition made pursuant to a legally binding commitment entered into at a time when no Default exists), no Default shall exist or would result from such Disposition; (ii) with respect to any Disposition pursuant to this clause (j) for a purchase price in excess of the greater of 7.5% of Closing Date EBITDA and 7.5% of TTM Consolidated Adjusted EBITDA as of the date of the Disposition, a Borrower or any of the Restricted Subsidiaries shall receive not less than 75% of such consideration in the form of cash or Cash Equivalents; provided, however, that for the purposes of this clause (ii) each of the following shall be deemed to be cash; (A) any liabilities (as shown on such Borrower’s or such Restricted Subsidiary’s most recent balance sheet provided hereunder or in the footnotes thereto) of such Borrower or such Restricted Subsidiary, other than liabilities that are by their terms subordinated to the payment in cash of the Obligations, that are assumed by the transferee with respect to the applicable Disposition and for which the Borrowers and all of the Restricted Subsidiaries shall have been validly released by all applicable creditors in writing; (B) any securities received by such Borrower or Restricted Subsidiary from such transferee that are converted by such Borrower or Restricted Subsidiary into cash or Cash Equivalents (to the extent of the cash or Cash Equivalents received) within one hundred and eighty days following the closing of the applicable Disposition; and (C) any Designated Non-Cash Consideration received in respect of such Disposition having an aggregate fair market value, taken together with all other Designated Non-Cash Consideration received pursuant to this clause (C) that is at that time outstanding, not in excess of the greater of (I) 15% of Closing Date EBITDA and (II) 15% of TTM Consolidated Adjusted EBITDA as of the date of the Disposition, with the fair market value of each item of Designated Non-Cash Consideration being measured at the time received and without giving effect to subsequent changes in value; and (iii) such Disposition shall be for no less than the fair market value of such property at the time of such Disposition (this clause (j), the “General Asset Sale Basket”); (k) Dispositions of Investments in Joint Ventures to the extent required by, or made pursuant to customary buy/sell arrangements between, the Joint Venture parties set forth in joint venture arrangements and similar binding arrangements; (l) Dispositions or discounts of accounts receivable and related assets in connection with the collection, compromise or factoring thereof; (m) Dispositions (including issuances or sales) of Equity Interests in, or Indebtedness owing to, or of other securities of, an Unrestricted Subsidiary; (n) Dispositions to the extent of any exchange of like property (excluding any boot thereon permitted by such provision) for use in any business conducted by a Borrower or any of the Restricted Subsidiaries to the extent allowable under Section 1031 of the Code (or comparable or successor provision); (o) Dispositions in connection with the unwinding of any Hedge Agreement;

- 186 - (p) Dispositions by a Borrower or any Restricted Subsidiary of assets in connection with the closing or sale of a facility in the ordinary course of business of the Borrowers and the Restricted Subsidiaries, which consist of fee or leasehold interests in the premises of such facility, the equipment and fixtures located at such premises and the books and records relating exclusively and directly to the operations of such facility; provided that as to each and all such sales and closings, (i) no Event of Default shall result therefrom and (ii) such sale shall be on commercially reasonable prices and terms in a bona fide arm’s-length transaction; (q) Dispositions (including bulk sales) of the inventory of a Loan Party not in the ordinary course of business in connection with facility closings, at arm’s length; (r) Disposition of Securitization Assets to a Securitization Subsidiary in connection with a Qualified Securitization Financing, provided, that such Disposition shall be for no less than the fair market value of such property at the time of such Disposition; (s) the lapse, abandonment or discontinuance of the use or maintenance of any Intellectual Property if determined by a Borrower or any Restricted Subsidiary in its reasonable business judgment that such lapse, abandonment or discontinuance is desirable in the conduct of a Borrower’s or any Restricted Subsidiary’s business (as applicable); (t) Disposition of any property or asset with a fair market value not to exceed with respect to any transaction the greater of (i) 5.0% of Closing Date EBITDA and (ii) 5.0% of TTM Consolidated Adjusted EBITDA as of the date of the Disposition; (u) Disposition of assets acquired in a Permitted Acquisition or other Investment permitted hereunder that the US Borrower determines will not be used or useful in the business of the Borrowers and their Subsidiaries; and (v) Dispositions of Excluded Assets by Non-Loan Parties and Dispositions of Excluded Assets by Loan Parties, in each case, for fair market value. To the extent any Collateral is Disposed of as expressly permitted by this Section 7.05 to any Person other than a Loan Party, such Collateral shall be sold free and clear of the Liens created by the Loan Documents, and, if requested by the Administrative Agent, upon the certification by the US Borrower that such Disposition is permitted by this Agreement, and without limiting the provisions of Section 10.11 the Administrative Agent shall be authorized to, and shall, take any actions reasonably requested by the US Borrower in order to effect the foregoing (and the Lenders hereby authorize and direct the Administrative Agent to conclusively rely on any such certification by the US Borrower in performing its obligations under this sentence). Restricted Payments. Make, directly or indirectly, any Restricted Payment, except: (a) each Restricted Subsidiary may make Restricted Payments to the Borrowers and to any other Restricted Subsidiaries (and, in the case of a Restricted Payment by a non-wholly-owned Restricted Subsidiary, to a Borrower or any such other Restricted Subsidiaries and to each other owner of Equity Interests of such Restricted Subsidiary ratably according to their relative ownership interests of the relevant class of Equity Interests or as otherwise required by the applicable Organization Documents);

- 187 - (b) the Borrowers and each of the Restricted Subsidiaries may declare and make Restricted Payments payable solely in the form of Equity Interests (other than Disqualified Equity Interests not otherwise permitted to be incurred under Section 7.03) of such Person; (c) Restricted Payments made pursuant to the Acquisition Agreement in connection with the Transactions on, or substantially concurrently with, the Closing Date; (d) to the extent constituting Restricted Payments, the Borrowers and the Restricted Subsidiaries may enter into and consummate transactions expressly permitted by any provision of Section 7.02 (other than Section 7.02(o)) or 7.04 (other than a merger, amalgamation or consolidation involving a Borrower); (e) Restricted Payments in respect of the repurchase of Equity Interests in Holdings (or any Parent Entity of Holdings that only owns Equity Interests, directly or indirectly, in the Borrowers and their Subsidiaries), a Borrower or any Restricted Subsidiary that occur upon or in connection with the exercise of stock options or warrants or similar rights if such Restricted Payments represent a portion of the exercise price of such options or warrants or similar rights or tax withholding obligations with respect thereto; (f) Restricted Payments of Equity Interests in, Indebtedness owing from and/or other securities of or Investments in, any Unrestricted Subsidiaries; (g) the Borrowers may pay (or make Restricted Payments to allow Holdings or any Parent Entity to pay) for the repurchase, retirement or other acquisition or retirement for value of Equity Interests of Holdings (or of any Parent Entity) held by any Management Stockholder, including pursuant to any employee or director equity plan, employee or director stock option or profits interest plan or any other employee or director benefit plan or any agreement (including any separation, stock subscription, shareholder or partnership agreement) with any employee, director, consultant or distributor of a Borrower (or any Parent Entity) or any of its Subsidiaries; provided, the aggregate Restricted Payments made pursuant to this Section 7.06(g) after the Closing Date together with the aggregate amount of loans and advances to Holdings made pursuant to Section 7.02(j) in lieu of Restricted Payments permitted by this clause (g) shall not exceed: (i) the greater of (A) 10% of Closing Date EBITDA and (B) 10% of TTM Consolidated Adjusted EBITDA as of the applicable date of measurement in any calendar year, with unused amounts in any calendar year being carried over to succeeding calendar years; plus (ii) an amount not to exceed the cash proceeds of key man life insurance policies received by the Borrowers or the Restricted Subsidiaries after the Closing Date; plus (iii) to the extent contributed in cash to the common Equity Interests of a Borrower and Not Otherwise Applied, the proceeds from the sale of Equity Interests of Holdings or any Parent Entity, in each case to a Person that is or becomes a Management Stockholder that occurs after the Closing Date; plus (iv) the amount of any cash bonuses or other compensation otherwise payable to any future, present or former Company Person that are foregone in return for the receipt of Equity Interests of Holdings or a Parent Entity, a Borrower or any Restricted Subsidiary; plus (v) payments made in respect of withholding or other similar taxes payable upon repurchase, retirement or other acquisition or retirement of Equity Interests of Holdings or a Parent Entity or its Subsidiaries or otherwise pursuant to any employee or director equity plan, employee

- 188 - or director stock option or profits interest plan or any other employee or director benefit plan or any agreement; (h) each Borrower may make Restricted Payments to any Parent Entity or Holdings GP, as applicable: (i) (x) in respect of any taxable period for which a Borrower and/or any of its Subsidiaries are members of a consolidated, combined, affiliated, unitary or similar tax group for U.S. federal and/or applicable state, local or foreign income tax purposes of which a Parent Entity is the common parent, or for which a Borrower is a disregarded entity for U.S. federal income tax purposes that is wholly owned (directly or indirectly) by a C corporation for U.S. federal and/or applicable state or local income tax purposes, in an amount not to exceed the amount of any U.S. federal, state, local or foreign income taxes that such Borrower and/or its Subsidiaries, as applicable, would have paid for such taxable period had such Borrower and/or its Subsidiaries, as applicable, been treated as a stand-alone corporate taxpayer or a stand-alone corporate group (including amounts to fund estimated payments of such taxes) or (y) in respect of any taxable period for which a Borrower is treated as a partnership or disregarded entity for U.S. federal and/or applicable state, local or foreign tax purposes except as otherwise described in clause (x), in an amount not to exceed the product of (A) the taxable income of any such Parent Entity and Holdings GP, as applicable, that is derived from such Borrower with respect to their respective ownership interests in such Borrower for such taxable period, and (B) the applicable highest combined federal, state, and local tax rate for a corporation doing business in New York City, taking into account the year in which the taxable income is recognized by such Parent Entity and Holdings GP, as applicable, and the deductibility of state and local income taxes as applicable at the time for United States federal income tax purposes and any limitations thereon and assuming that all tax losses incurred in earlier periods by such Borrower are carried forward and offset taxable income and gain in later periods; provided that in the case of any such distributions attributable to Tax liability in respect of income of an Unrestricted Subsidiary, each Borrower shall use all commercially reasonable efforts to cause such Unrestricted Subsidiary (or another Unrestricted Subsidiary) to make cash distributions to such Borrower or its Restricted Subsidiaries in an aggregate amount that such Borrower determines in its reasonable discretion is necessary to pay such Tax liability on behalf of such Unrestricted Subsidiary; (ii) the proceeds of which will be used to pay (or make Restricted Payments to allow any Parent Entity to pay) operating costs and expenses (including, following the consummation of a Qualifying IPO, Public Company Costs) of Holdings, Holdings GP or any Parent Entity incurred in the ordinary course of business and other corporate overhead costs and expenses (including administrative, legal, accounting and similar expenses provided by third parties), which are reasonable and customary and incurred in the ordinary course of business, attributable to the ownership or operations of the Borrowers and their Subsidiaries; (iii) the proceeds of which will be used to pay franchise taxes and other fees, taxes and expenses required to maintain its (or any of such Parent Entity’s) corporate or legal existence; (iv) to finance any Investment permitted to be made pursuant to Section 7.02; provided that (A) such Restricted Payment shall be made substantially concurrently with the closing of such Investment and (B) Holdings and the Borrowers shall, immediately following the closing thereof, cause (1) all property acquired (whether assets or Equity Interests) to be contributed to a Borrower or a Restricted Subsidiary (which shall be a Restricted Subsidiary to the extent required by Section 7.02) or (2) the merger or amalgamation (to the extent permitted in Section 7.04) of the

- 189 - Person formed or acquired by a Borrower or a Restricted Subsidiary in order to consummate such Investment; (v) the proceeds of which shall be used to pay (or make Restricted Payments to allow any Parent Entity to pay) costs, fees and expenses (other than to Affiliates) related to any successful or unsuccessful equity or debt offering permitted by this Agreement; and (vi) the proceeds of which (A) will be used to pay customary salary, bonus and other benefits payable to officers and employees of Holdings, Holdings GP or any Parent Entity to the extent such salaries, bonuses and other benefits are attributable to the ownership or operation of the Borrowers and the Restricted Subsidiaries or (B) will be used to make payments permitted under Sections 6.18, (g), (i) and (n) (but only to the extent such payments have not been and are not expected to be made by a Borrower or a Restricted Subsidiary); provided, the aggregate Restricted Payments made pursuant to this Section 7.06(h) shall be reduced by the amount of Investments made pursuant to Section 7.02(i) in lieu of Restricted Payments under this Section 7.06(h); (i) Restricted Payments (i) made in connection with the payment cash in lieu of fractional Equity Interests in connection with any dividend, split or combination thereof or any Permitted Acquisition or other transaction permitted by the Loan Documents or (ii) to honor any conversion request by a holder of convertible Indebtedness and to make cash payments in lieu of fractional shares in connection therewith; (j) the declaration and payment of dividends on a Borrower’s, Holdings’, Holdings GP’s or a Parent Entity’s common stock following the first public offering of a Borrower’s common stock or the common stock of any Parent Entity after the Closing Date, of up to the sum of (A) 6% per annum of the net proceeds received by or contributed to a Borrower in or from any such public offering, other than public offerings with respect to a Borrower’s common stock registered on Form S-4 or Form S-1, plus (B) an amount equal to 6% of the Market Capitalization at the time of such public offering; (k) repurchases of Equity Interests (i) deemed to occur on the exercise of options by the delivery of Equity Interests in satisfaction of the exercise price of such options or (ii) in consideration of withholding or similar Taxes payable by any future, present or former employee, director, manager or consultant (or any spouses, former spouses, successors, executors, administrators, heirs, legatees or distributees of any of the foregoing), including deemed repurchases in connection with the exercise of stock options or the vesting of any equity awards; (l) payments or distributions to satisfy dissenters rights (including in connection with or as a result of the exercise of appraisal rights and the settlement of any claims or actions, whether actual, contingent or potential) pursuant to or in connection with a merger, consolidation, amalgamation, transfer of assets or other transaction permitted by the Loan Documents; (m) payments or distributions of a Restricted Payment within 60 days after the date of declaration thereof if at the date of declaration such Restricted Payment would have been permitted hereunder; (n) Restricted Payments (not consisting of cash or Cash Equivalents) made in lieu of fees or expenses (including by way of discount), in each case in connection with any permitted receivables financing permitted under Section 6.01; (o) the Borrowers may (or may make Restricted Payments to permit any Parent Entity to) (i) redeem, repurchase, retire or otherwise acquire in whole or in part any Equity Interests of a Borrower or any Restricted Subsidiary or any Equity Interests of any Parent Entity (“Treasury Equity Interests”), in

- 190 - exchange for, or with the proceeds (to the extent contributed to Holdings or a Borrower substantially concurrently) of the sale or issuance (other than to a Borrower or any Restricted Subsidiary) of, other Equity Interests or rights to acquire its Equity Interests (“Refunding Equity Interests”) and (ii) declare and pay dividends on any Treasury Equity Interests out of any such proceeds; (p) redemptions in whole or in part of any of its Equity Interests for another class of its Equity Interests (other than Disqualified Equity Interests, except to the extent issued by a Borrower to a Restricted Subsidiary) or with proceeds from substantially concurrent equity contributions or issuances of new Equity Interests (and in no event shall such contribution or issuance so utilized increase the Available Amount) (other than Disqualified Equity Interests, except to the extent issued by a Borrower to a Restricted Subsidiary); (q) Restricted Payments constituting or otherwise made in connection with or relating to any Permitted Reorganization; provided that if immediately after giving Pro Forma Effect to any such Permitted Reorganization and the transactions to be consummated in connection therewith, any distributed asset ceases to be owned by a Borrower or another Restricted Subsidiary (or any entity ceases to be a Restricted Subsidiary), the applicable portion of such Restricted Payment must be otherwise permitted at such time under another provision of this Section 7.06 (and constitute utilization of such other Restricted Payment exception or capacity); (r) Restricted Payments; provided that the Total Net Leverage Ratio (after giving Pro Forma Effect to such Restricted Payment) would be less than or equal to the Closing Date Total Net Leverage Ratio less 0.50 to 1.00; provided that no Event of Default has occurred and is continuing or would result therefrom; and (s) the Borrowers may make Restricted Payments (the proceeds of which may be utilized by Holdings to make additional Restricted Payments) in an aggregate amount not to exceed the sum of, (i) the greater of (A) 75% of Closing Date EBITDA and (B) 75% of TTM Consolidated Adjusted EBITDA as of the applicable date of determination; and (ii) the Available Amount at such time; provided, that no Specified Event of Default shall have occurred and be continuing or would result therefrom. The amount set forth in Section 7.06(s)(i) may, in lieu of Restricted Payments, be utilized by a Borrower or any Restricted Subsidiary to (i) make or hold any Investments without regard to Section 7.02 or (ii) prepay, repay redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof any Junior Financing without regard to Section 7.09(a). The amount of any Restricted Payment at any time shall be the amount of cash and the fair market value of other property subject to the Restricted Payment at the time such Restricted Payment is made. For purposes of determining compliance with this Section 7.06, in the event that any Restricted Payment (or any portion thereof) meets the criteria of more than one of the categories set forth above, the Borrowers may, in their sole discretion, at the time such Restricted Payment is made, divide, classify or reclassify, or at any later time divide, classify, or reclassify, such Restricted Payment (or any portion thereof) in any manner that complies with this covenant on the date such Restricted Payment is made or such later time, as applicable. [Reserved].

- 191 - Negative Pledge. Enter into or permit to exist any Contractual Obligation (other than this Agreement or any other Loan Document) that prohibits or restricts the ability of any Restricted Subsidiary (other than an Excluded Subsidiary) to create, incur, assume or suffer to exist Liens on property of such Person (other than Excluded Assets) for the benefit of the Lenders to secure the Obligations under the Loan Documents; provided that the foregoing shall not apply to Contractual Obligations that: (a) exist on the Closing Date, including Contractual Obligations governing Indebtedness incurred on the Closing Date to finance the Transactions and any Permitted Refinancing thereof (so long as the scope of Contractual Obligations is not expanded thereby) or other Contractual Obligations executed on the Closing Date in connection with the Transactions; (b) are binding on a Restricted Subsidiary at the time such Restricted Subsidiary first becomes a Restricted Subsidiary, so long as such Contractual Obligations were not entered into in contemplation of such Person becoming a Restricted Subsidiary or binding with respect to any asset at the time such asset was acquired; (c) are Contractual Obligations of a Restricted Subsidiary that is not a Loan Party (provided that such Contractual Obligations are not prohibited by this Agreement) or to the extent applicable only to Excluded Assets; (d) are customary restrictions that arise in connection with (A) any Lien permitted by Section 7.01 and relate to the property subject to such Lien or (B) any Disposition permitted by Section 7.05 applicable pending such Disposition solely to the assets (including Equity Interests) subject to such Disposition; (e) are provisions in joint venture agreements and other similar agreements applicable to Joint Ventures permitted under Section 7.02; (f) are negative pledges and restrictions on Liens in favor of any holder of Indebtedness permitted under Section 7.03 but solely to the extent any negative pledge relates to the property financed by or the subject of or that secures such Indebtedness and the proceeds and products thereof; (g) are restrictions in leases, subleases, licenses, sublicenses or agreements governing a disposition of assets, trading, netting, operating, construction, service, supply, purchase, sale or other agreements entered into in the ordinary course of business so long as such restrictions relate to the assets subject thereto; (h) comprise restrictions imposed by any agreement relating to secured Indebtedness permitted pursuant to Section 7.03(d), (f), (g), (r)(i) or (v) to the extent that such restrictions apply only to the property or assets securing such Indebtedness; (i) are customary provisions restricting subletting or assignment of any lease governing a leasehold interest; (j) are customary provisions restricting assignment of any agreement entered into in the ordinary course of business; (k) are restrictions on cash or other deposits imposed by customers or trade counterparties under contracts entered into in the ordinary course of business;

- 192 - (l) arise in connection with cash or other deposits permitted under Section 7.01; (m) comprise restrictions that are, taken as a whole, in the good faith judgment of the US Borrower (i) no more restrictive with respect to a Borrower or any Restricted Subsidiary than customary market terms for Indebtedness of such type and (ii) no more restrictive than the restrictions contained in this Agreement, or not reasonably anticipated to materially and adversely affect the Loan Parties’ ability to make any payments required hereunder; (n) apply by reason of any applicable Law, rule, regulation or order or are required by any Governmental Authority having jurisdiction over a Borrower or any Restricted Subsidiary; (o) are customary restrictions contained in Indebtedness permitted to be incurred pursuant to Section 7.03 (h), (i), (j), (k), (l), (m), (x) or (y); (p) are Contractual Obligations that are subject to the applicable override provisions of the UCC or the PPSA; (q) are customary provisions (including provisions limiting the Disposition, distribution or encumbrance of assets or property) included in sale leaseback agreements or other similar agreements; (r) are net worth provisions contained in agreements entered into by a Borrower or any Restricted Subsidiary, so long as the US Borrower has determined in good faith that such net worth provisions would not reasonably be expected to impair the ability of a Borrower or any Restricted Subsidiary to meet its ongoing obligations; (s) are restrictions arising in any agreement relating to (i) any Cash Management Obligation to the extent such restrictions relate solely to the cash, bank accounts or other assets or activities subject to the applicable Cash Management Services, (ii) any Hedge Agreements; (t) are restrictions on the granting of a security interest in Intellectual Property contained in licenses, sublicenses or cross-licenses by a Borrower or any Restricted Subsidiary of such Intellectual Property, which licenses, sublicenses and cross-licenses were entered into the in the ordinary course of business; and (u) are other restrictions or encumbrances imposed by any amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing of the contracts, instruments or obligations referred to in the preceding clauses of this Section; provided that no such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing is, in the good faith determination of the US Borrower, materially more restrictive with respect to such encumbrances and other restrictions, taken as a whole, than those in effect prior to the relevant amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing. Junior Debt Prepayments; Amendments to Junior Financing Documents. (a) Prepayments of Junior Financing. Prepay, repay, redeem, purchase, defease or otherwise satisfy prior to the date that is one year before the scheduled maturity thereof any Junior Financing (any such prepayment, repayment, redemption, purchase, defeasance or satisfaction, a “Junior Debt Repayment”), except:

- 193 - (i) Junior Debt Repayments with the proceeds of, or in exchange for, any (A) Permitted Refinancing therefor or (B) other Junior Financing or Junior Lien Debt permitted hereunder; (ii) Junior Debt Repayments (A) made with Qualified Equity Interests of Holdings or any Parent Entity, with the proceeds of an issuance of any such Equity Interests or with the proceeds of a contribution to the capital of a Borrower after the Closing Date that is Not Otherwise Applied or (B) consisting of the conversion of any Junior Financing to Equity Interests; (iii) Junior Debt Repayments of Indebtedness of a Borrower or any Restricted Subsidiary owed to Holdings, a Borrower or a Restricted Subsidiary; (iv) Junior Debt Repayments of Indebtedness of any Person that becomes a Restricted Subsidiary after the Closing Date in connection with a transaction not prohibited by the Loan Documents, which Indebtedness was in existence at the time such Person became a Restricted Subsidiary (and not incurred in contemplation of such Person becoming a Restricted Subsidiary); (v) Junior Debt Repayments within 60 days of giving notice thereof if at the date of such notice, such payment would have been permitted hereunder; (vi) Junior Debt Repayments made in connection with the Transactions; (vii) Junior Debt Repayments consisting of the payment of regularly scheduled interest and principal payments, payments of fees, expenses, penalty interest and indemnification obligations when due, other than payments prohibited by any applicable subordination provisions; (viii) Junior Debt Repayments consisting of a payment to avoid the application of Section 163(e)(5) of the Code (an “AHYDO Catch Up Payment”); (ix) Junior Debt Repayments, if the Total Net Leverage Ratio (after giving Pro Forma Effect thereto) for the Test Period immediately preceding the incurrence of such payments shall be less than or equal to the Closing Date Total Net Leverage Ratio less 0.50 to 1.00; provided that no Event of Default shall have occurred and be continuing or would result therefrom; and (x) Junior Debt Repayments in an aggregate amount not to exceed the sum of: (A) the Available Amount at such time; provided that no Event of Default shall have occurred and be continuing or would result therefrom; and (B) the greater of (A) 30% of Closing Date EBITDA and (B) 30% of TTM Consolidated Adjusted EBITDA of the Borrowers on a Pro Forma Basis as of the applicable date of determination. provided, however, that each of the following shall be permitted: payments of regularly scheduled principal and interest on Junior Financing, payments of closing and consent fees related to Junior Financing, indemnity and expense reimbursement payments in connection with Junior Financing, and mandatory prepayments, mandatory redemptions and mandatory purchases, in each case pursuant to the terms of Junior Financing Documentation.

- 194 - The amount set forth in Section 7.09(a)(x)(A) may, in lieu of Junior Debt Repayments be utilized by a Borrower or any Restricted Subsidiary to make or hold any Investments without regard to Section 7.02. The amount of any Junior Debt Repayment at any time shall be the amount of cash and the fair market value of other property used to make the Junior Debt Repayment at the time such Junior Debt Repayment is made. For purposes of determining compliance with this Section 7.09(a), in the event that any prepayment, repayment, redemption, purchase, defeasance or satisfaction (or any portion thereof) meets the criteria of more than one of the categories set forth above, the Borrowers may, in their sole discretion, at the time of such prepayment, repayment, redemption, purchase, defeasance or satisfaction is made, divide, classify, or reclassify, or at any later time divide, classify or reclassify, such prepayment, repayment, redemption, purchase, defeasance or satisfaction (or any portion thereof) in any manner that complies with this covenant on the date it was made or such later time, as applicable. (b) Amendments to Junior Financing Documents. Amend, modify or change in any manner without the consent of the Administrative Agent, any Junior Financing Documentation unless (i) such amendment, modification or change is permitted pursuant to any applicable intercreditor or subordination agreement or (ii) the US Borrower determines in good faith (such determination being conclusive and binding absent manifest error) that the effect of such amendment, modification or waiver is not, taken as a whole, materially adverse to the interests of the Lenders, in each case, other than as a result of a Permitted Refinancing thereof; provided that, in each case pursuant to this clause (ii), a certificate of the US Borrower delivered to the Administrative Agent at least five Business Days prior to such amendment or other modification, together with a reasonably detailed description of such amendment or modification, stating that the US Borrower has reasonably determined in good faith that such terms and conditions satisfy such foregoing requirement of this clause (ii) shall be conclusive evidence that such terms and conditions satisfy such foregoing requirement of this clause (ii) unless the Administrative Agent notifies the US Borrower within such five Business Day period that it disagrees with such determination (including a reasonably detailed description of the basis upon which it disagrees). Holding Company. (a) In the case of Holdings and Holdings GP, engage in any material business or operations, it being agreed that the following activities (and activities incidental thereto) will not be prohibited: (i) its ownership of the Equity Interests of the US Borrower (and, in the case of Holdings, Holdings GP) and any Subsidiary of Holdings (that is not the US Borrower or a Subsidiary of the US Borrower) which is formed solely for purposes of acting as a co-obligor with respect to any Qualified Holding Company Debt and which does not conduct, transact or otherwise engage in any material business or operation; (ii) the maintenance of its legal existence (including the ability to incur fees, costs and expenses relating to such maintenance); (iii) the performance of its obligations and payments with respect to (i) any Indebtedness permitted to be incurred pursuant to Section 7.03, any Qualified Holding Company Debt or any Permitted Refinancing of any of the foregoing, or (ii) the Acquisition Agreement and the other agreements contemplated by the Acquisition Agreement; (iv) any (i) Permitted Reorganization or (ii) public offering of its common stock or any other issuance of its Equity Interests (including Qualified Equity Interests);

- 195 - (v) making (i) payments or Restricted Payments to the extent otherwise permitted under this Section 7.10 and (ii) Restricted Payments with any amounts received pursuant to transactions permitted under, and for the purposes contemplated by, Section 7.06; (vi) the incurrence of Qualified Holding Company Debt and activities required thereunder; (vii) making contributions to the capital of its Subsidiaries; (viii) guaranteeing the obligations of the Borrowers and their Subsidiaries in each case solely to the extent such obligations of the Borrowers and their Subsidiaries are not prohibited hereunder; (ix) participating in tax, accounting and other administrative matters as a member of a consolidated, combined or unitary group that includes Holdings, Holdings GP and the Borrowers; (x) holding any cash or property received in connection with Restricted Payments made by the US Borrower in accordance with Section 7.06 pending application thereof by Holdings; (xi) the entry into and performance of its obligations with respect to contracts and other arrangements directly related to any other activity permitted under this clause (a) and providing indemnification to officers, managers, directors and employees; (xii) making Investments in assets that are Cash Equivalents; (xiii) the consummation of the Transactions; and (xiv) activities incidental to the businesses or activities described in clauses (i) to (xii) of this Section 7.10(a). (b) Holdings and Holdings GP may not merge, amalgamate, dissolve, liquidate or consolidate with or into any other Person; provided that, notwithstanding the foregoing, as long as no Default exists or would result therefrom, Holdings and Holdings GP may merge, amalgamate or consolidate with any other Person if the following conditions are satisfied: (i) Holdings or Holdings GP, as applicable, shall be the continuing or surviving Person, or (ii) if the Person formed by or surviving any such merger, amalgamation or consolidation is not Holdings or Holdings GP or is a Person into which Holdings or Holdings GP has been liquidated, (A) the Successor Holdings or Successor Holdings GP, as applicable, shall be an entity organized or existing under the laws of the United States, any state thereof or the District of Columbia or the laws of Canada or any province or territory thereof, (B) the Successor Holdings or Successor Holdings GP, as applicable, shall expressly assume all the obligations of Holdings or Holdings GP, as applicable, under this Agreement and the other Loan Documents to which Holdings or Holdings GP, as

- 196 - applicable, is a party pursuant to a supplement hereto or thereto in form reasonably satisfactory to the Administrative Agent, (C) the Successor Holdings or Successor Holdings GP, as applicable, shall pledge 100% of the Equity Interest of the US Borrower held by it to the Collateral Agent as Collateral to secure the Obligations in form reasonably satisfactory to the Administrative Agent, and (D) the US Borrower shall have delivered to the Administrative Agent an officer’s certificate and an opinion of counsel, each stating that such merger, amalgamation or consolidation and such supplement to this Agreement or any Collateral Document comply with this Agreement and, with respect to such opinion of counsel only, including customary organization, due execution, no conflicts and enforceability opinions to the extent reasonably requested by the Administrative Agent; it being agreed that if the foregoing are satisfied, the Successor Holdings or Successor Holdings GP, as applicable, will succeed to, and be substituted for, Holdings or Holdings GP, as applicable, under this Agreement. Notwithstanding anything herein to the contrary, in the event of any merger, dissolution, liquidation, consolidation, amalgamation or Division of Holdings or Holdings GP effected in accordance with this Section 7.10, the Borrowers shall (x) promptly deliver or cause to be delivered to the Administrative Agent for further distribution by the Administrative Agent to each Lender and the Revolving Agent (1) such information and documentation reasonably requested by the Administrative Agent, the Revolving Agent, or any Lender in order to comply with applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and (2) a Beneficial Ownership Certification and (y) do, execute, acknowledge, deliver, record, re-record, file, re-file, register, re-register, publish and re-publish any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent or Collateral Agent may reasonably request in order to perfect or continue the perfection of the Liens granted or purported to be granted by the Collateral Documents as promptly as practicable. Financial Covenant So long as the Termination Conditions have not been satisfied, the Borrowers and each of the Restricted Subsidiaries covenant and agree that: First Lien Net Leverage Ratio. Commencing with the Test Period ending on the last day of the second full fiscal quarter ended after the Closing Date, the Borrowers shall not permit the First Lien Net Leverage Ratio on the last day of each Test Period to be greater than 7.75 to 1.00 if the aggregate outstanding principal amount of Revolving Loans, Swing Line Loans and Letters of Credit (but excluding (i) undrawn amounts under any Letters of Credit up to an amount not to exceed $20,000,000, (ii) Letters of Credit that have been Cash Collateralized, (iii) Revolving Loans and Swing Line Loans incurred to finance (x) any OID or upfront fees in connection with the Transactions from the exercise of “market flex” under the Fee Letter or (y) the Transaction (including payment of working capital or purchase price adjustments) and Transaction Expenses; provided that amounts may only be excluded pursuant to this clause (iii) for the first four full fiscal quarters following the Closing Date) exceeds (or exceeded) 35% of the then outstanding Revolving Commitments in effect on such date. To the extent required to be tested with respect to any Test Period pursuant to the preceding sentence, compliance with this Section 8.01 shall be tested on the date that the Financial Statements for the applicable Test Period are required to be delivered pursuant to Section 6.01(a) or (b), as applicable, and not prior to such date.

- 197 - Borrowers’ Right to Cure. Notwithstanding anything to the contrary contained in Section 8.01, in the event that the First Lien Net Leverage Ratio is greater than the amount set forth in Section 8.01 on the last day of any applicable Test Period, the proceeds of any equity contribution made to a Borrower, the proceeds of any issuance by a Borrower of its Equity Interests (in the form of Qualified Equity Interests) and the proceeds of any Junior Lien Debt or unsecured Indebtedness of a Borrower having terms acceptable to the AdministrativeRevolving Agent in its sole discretion (such Equity Interests and Junior Lien Debt or unsecured Indebtedness, “Cure Security”), in each case, received after the first day of such Test Period and on or prior to the day that is fifteen Business Days after the day on which financial statements are required to be delivered for such Test Period and Not Otherwise Applied (such date, the “Cure Expiration Date”) will, at the request of the US Borrower, be included in the calculation of Consolidated Adjusted EBITDA solely for the purposes of determining compliance with the financial covenant set forth in Section 8.01 at the end of such Test Period and any subsequent period that includes a fiscal quarter in such Test Period (any such equity contribution, a “Specified Equity Contribution”); provided that, (a) no Revolving Lender or Swing Line Lender shall be required to make any new extension of credit under a Loan Document, and no Issuing Banks shall be required to issue, increase the face amount of or extend any Letter of Credit, during the fifteen Business Day period referred to above if a Borrower has not received the proceeds of such Specified Equity Contribution prior to or concurrently with such extension; (b) the US Borrower shall not be permitted to so request that a Specified Equity Contribution be included in the calculation of Consolidated Adjusted EBITDA with respect to any fiscal quarter unless, after giving effect to such requested Specified Equity Contribution, there would be at least two fiscal quarters in the Relevant Four Fiscal Quarter Period in which no Specified Equity Contribution has been made; (c) no more than five Specified Equity Contributions will be made in the aggregate; (d) the amount of any Specified Equity Contribution and the use of any proceeds therefrom will be no greater than the amount required to cause the Borrowers to be in compliance with Section 8.01; (e) any proceeds of Specified Equity Contributions will be disregarded for all other purposes under the Loan Documents (including calculating Consolidated Adjusted EBITDA for purposes of determining leverage-based basket levels, pricing (including the Applicable Rate and the Applicable Commitment Fee) and other items governed by reference to Consolidated Adjusted EBITDA); and (f) there shall be no reduction in Indebtedness pursuant to a cash netting provision with the proceeds of any Specified Equity Contribution for purposes of determining compliance with the financial covenant set forth in Section 8.01 for the fiscal quarter for which such Specified Equity Contribution was made. Events of Default and Remedies Events of Default. Each of the events referred to in clauses (a) through (j) of this Section 9.01 constitutes an “Event of Default”: (a) Non-Payment. Any Loan Party fails to pay (i) when and as required to be paid pursuant to the terms of this Agreement, any amount of principal of any Loan or any Reimbursement Obligation, or (ii) within ten Business Days after the same becomes due, any interest on any Loan or any fee or reimbursement

- 198 - obligation (other than a Reimbursement Obligation) or other amount payable pursuant to the terms of a Loan Document; or (b) Specific Covenants. A Borrower or any Subsidiary Guarantor or, in the case of Section 7.10, Holdings or Holdings GP, fails to perform or observe any covenant contained in: (i) Section 6.03(a) (solely to the extent and only for so long as such notice has not been delivered), 6.05(a) (solely with respect to the Borrowers), 6.08(b) (solely with respect to Sanctions Laws), or Article VII; or (ii) Section 8.01 (any such failure to perform or observe the covenant contained in Section 8.01 and any failure to perform or observe any other Financial Covenant contained from time to time in a Loan Document, a “Financial Covenant Event of Default”); provided that a Financial Covenant Event of Default shall not constitute a Default or an Event of Default with respect to the Initial Term Loans or any other Facility (other than the Revolving Facility incurred on the Closing Date) unless (A) with respect to any such other Facility, such Financial Covenant is, by its terms, applicable to any such other Facility, in which case, it shall constitute a Default or an Event of Default to the extent set forth by such terms, or (B) with respect to the Initial Term Loans, the Revolving Lenders have terminated all Revolving Commitments and declared all Revolving Loans to be immediately due and payable in accordance with Section 9.02(b), and such termination and declaration has not been rescinded (a “Financial Covenant Cross Default”); or (c) Other Defaults. A Loan Party fails to perform or observe any other covenant (not specified in Section 9.01(a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for thirty days after receipt by the Borrowers of written notice thereof from the Administrative Agent or the Revolving Agent; or (d) Representations and Warranties. Any representation or warranty made or deemed by any Loan Party in any Loan Document, or in any document required to be delivered pursuant to the terms of a Loan Document, including for the avoidance of doubt the Company Specified Representations when deemed made, shall be untrue in any material respect (or, with respect to any representation or warranty qualified by materiality or “Material Adverse Effect,” shall be untrue in any respect) when made or deemed made; and in the case of any representation and warranty made or deemed made after the Closing Date, such representation or warranty shall remain untrue (in any material respect or in any respect, as applicable) for a period of thirty days after written notice thereof from the Administrative Agent or the Revolving Agent to the Borrowers; provided that this clause (d) shall be limited on the Closing Date to the Specified Representations; or (e) Cross-Default. A Loan Party: (i) fails to make any payment of any principal or interest beyond the applicable grace period, if any, whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise, in respect of its Material Indebtedness; or (ii) fails to perform or observe any covenant, agreement or condition relating to any Material Indebtedness or any other event or condition occurs, the effect of which failure or event or condition is to cause such Material Indebtedness becoming due prior to its scheduled maturity or to enable or permit (with all applicable grace periods having expired) the holder or holders of such Material Indebtedness or any trustee or any agent on its or their behalf to cause such Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its stated maturity, in each case pursuant to its terms;

- 199 - provided that (A) this clause (e) shall not apply to any failure if it has been remedied, cured or waived in accordance with the terms of such Material Indebtedness and (B) clause (e)(ii) shall not apply: (1) to any secured Indebtedness that becomes due as a result of the sale, transfer or other disposition (including as a result of a casualty or condemnation event) of the property or assets securing such Indebtedness; (2) to the failure to observe or perform any covenant that requires compliance with any measurement of financial or operational performance (including any leverage, interest coverage or fixed charge ratio or minimum EBITDA, a “Financial Covenant”) unless and until the holders of such Indebtedness have terminated all commitments (if any) and accelerated all obligations with respect thereto in accordance with the terms of the documentation governing such Indebtedness (and such Event of Default shall terminate automatically and immediately upon the requisite holders of such Indebtedness rescinding such acceleration and/or waiving such event of default under such Indebtedness); (3) to the conversion of, or the satisfaction of any condition to the conversion of, any Indebtedness that is convertible or exchangeable for Equity Interests; (4) to a customary “change of control” put right in any indenture governing any such Indebtedness in the form of notes; (5) to events of default, termination events or any other similar event under the documents governing Hedge Agreements or (6) to a refinancing of Indebtedness with other Indebtedness permitted by this Agreement; or (f) Insolvency Proceedings, Etc. (i) Any Loan Party (A) institutes or consents to the institution of any proceeding under any Debtor Relief Law, (B) makes an assignment for the benefit of creditors or (C) applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator, administrator, administrative receiver or similar officer for it or for all or any material part of its property; (ii) any receiver, trustee, custodian, conservator, liquidator, rehabilitator, administrator, administrative receiver or similar officer is appointed for a Loan Party or any material part of its property without the application or consent of such Loan Party and the appointment continues undischarged or unstayed for sixty calendar days; (iii) any proceeding under any Debtor Relief Law relating to a Loan Party or to all or any material part of its property is instituted without the consent of such Loan Party and continues undismissed or unstayed for sixty calendar days; or (iv) an order for relief is entered in any such proceeding; or (g) Judgments. There is entered against a Loan Party a final, enforceable, and non-appealable judgment by a court of competent jurisdiction for the payment of money in an aggregate amount exceeding the Threshold Amount (to the extent not covered by independent third-party insurance or another indemnity obligation) and such judgment or order is not satisfied, vacated, discharged or stayed or bonded for a period of sixty consecutive days; or (h) Invalidity of Loan Documents. The material provisions of the Loan Documents, taken as a whole, at any time after their execution and delivery and for any reason cease to be in full force and effect, except (i) as expressly permitted by the Loan Documents (including as a result of a transaction permitted under Section 7.04, 7.05 or 7.10(b)), (ii) as a result of the satisfaction of the Obligations or (iii) resulting from acts or omissions of a Secured Party or the application of applicable law; or (i) Collateral Documents and Guarantee. Any: (i) Collateral Document with respect to a material portion of the Collateral with a fair market value exceeding the Threshold Amount after its execution and delivery shall for any reason cease to create a valid and perfected or published, as applicable, Lien, except (A) as otherwise permitted by, or as a result of a transaction not prohibited by, the Loan Documents, (B) resulting from the failure of the Administrative Agent, the Collateral Agent or the Hypothecary Representative or any of their agents or bailees to maintain possession or control of Collateral, (C) resulting from the making of a filing, or the failure to make a filing, under the Uniform Commercial Code, the PPSA or other applicable law, (D) as to Collateral consisting of real property, to the

- 200 - extent that (1) such losses are covered by a lender’s title insurance policy (unless the Borrowers in good faith reasonably believe that payment thereunder will not be made by the applicable insurer) or (2) a deficiency arose through no fault of a Loan Party and such deficiency is corrected with reasonable diligence upon obtaining actual knowledge thereof or (E) resulting from acts or omissions of a Secured Party or the application of applicable law; or (ii) Guarantee with respect to a Guarantor that is Holdings, Holdings GP or a Material Subsidiary (other than an Excluded Subsidiary) shall for any reason cease to be in full force and effect, except (A) as otherwise permitted by, or as a result of a transaction not prohibited by, the Loan Documents, (B) upon the satisfaction in full of the Obligations, (C) upon the release of such Guarantor as provided for under the Loan Document or in accordance with its terms or (D) resulting from acts or omissions of a Secured Party or the application of applicable law; or (j) Change of Control. There occurs any Change of Control; or (a) (k) ERISA. (i) an ERISA Event or Canadian Pension Event shall have occurred, (ii) the PBGC shall institute proceedings (including giving notice of intent thereof) to terminate any Plan or Plans, (iii) a Borrower or any Restricted Subsidiary or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is being terminated, within the meaning of Title IV of ERISA, or (iv) a Borrower or any Restricted Subsidiary shall engage in any “prohibited transaction” (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan; and in each case in clauses (i) through (iv) above, such event or condition is in respect of a Borrower or any Restricted Subsidiary and, together with all other such events or conditions, if any, would reasonably be expected to have a Material Adverse Effect. Notwithstanding anything to the contrary in this Agreement, no Event of Default or breach of any representation or warranty in Article V or any covenant in Article VI or VII shall constitute a Default or Event of Default if such Event of Default or breach of such representation or warranty in Article V or such covenant in Article VI or VII would not have occurred but for a fluctuation (or other adverse change) in Exchange Rates. Notwithstanding anything to the contrary in this Agreement, with respect to any Default or Event of Default, the words “exists,” “is continuing” or similar expressions with respect thereto shall mean that the Default or Event of Default has occurred and has not yet been cured (other than with respect to a Financial Covenant Event of Default) or waived; provided that, any court of competent jurisdiction may (x) extend or stay any grace period prior to when any actual or alleged Default becomes an actual or alleged Event of Default or (y) stay the exercise of remedies by any AdministrativeApplicable Agent upon the occurrence of an actual or alleged Event of Default, in each case, in accordance with the requirements of applicable Law. If any Default or Event of Default occurs due to (i) the failure by any Loan Party to take any action by a specified time, such Default or Event of Default shall be deemed to have been cured at the time, if any, that the applicable Loan Party takes such action. (ii) the failure by the Borrowers to provide notice thereof pursuant to Section 6.03(a), such Default or Event of Default shall be deemed to have been cured upon the Borrowers’ delivery of such notice, or (iii) the taking of any action by any Loan Party that is not then permitted by the terms of this Agreement or any other Loan Document, such Default or Event of Default shall be deemed to be cured on the earlier to occur of (x) the date on which such action would be permitted at such time to be taken under this Agreement and the other Loan Documents, including pursuant to an applicable amendment or waiver permitting such action, or otherwise and (y) the date on which such action is unwound or otherwise modified to the extent necessary for such revised action to be permitted at such time by this Agreement and the other Loan Documents (including after giving effect to any amendments or waivers).

- 201 - Remedies upon Event of Default. (a) General. Except as otherwise provided in Section 9.02(b) and Section 9.02(c) below, if any Event of Default occurs and is continuing, the Administrative Agent or the Revolving Agent may, and shall at the request of the Required Lenders, take any or all of the following actions: (i) declare the Commitments of each Lender and the obligation of each Issuing Bank to issue Letters of Credit to be terminated, whereupon such Commitments and obligation shall be terminated; (ii) declare the unpaid principal amount of all outstanding Loans, all interest and premium accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers and each Guarantor; (iii) require that the US Borrower Cash Collateralize its Letters of Credit (in an amount equal to 103% of the maximum face amount of all outstanding Letters of Credit); and (iv) exercise on behalf of itself, the Issuing Banks and the Lenders all rights and remedies available to it, the Issuing Banks and the Lenders under the Loan Documents and/or under applicable Law; provided that upon the occurrence of an actual or deemed entry of an order for relief with respect to a Borrower under any Debtor Relief Law, the Commitments of each Lender and the obligations of each Issuing Bank to issue Letters of Credit shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable and the obligation of the US Borrower to Cash Collateralize the Letters of Credit as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent, the Revolving Agent or any Lender. (b) Financial Covenant Event of Default. Subject to Section 9.02(c) below, if a Financial Covenant Event of Default has occurred and is continuing as a result of a breach of Section 8.01, the Required Revolving Lenders may either (i) terminate the Revolving Commitments and/or (ii) take the actions specified in Section 9.02(a) in respect of the Revolving Commitments, the Revolving Loans, Letters of Credit and Swing Line Loans. The Required Lenders may take any of the actions specified in Section 9.02(a) in respect of a Financial Covenant Event of Default that has occurred and is continuing only upon the occurrence and during the continuance of a Financial Covenant Cross Default. (c) Limitations on Remedies. Notwithstanding anything to the contrary in any Loan Document, (i) Financial Covenant Cure. If the Borrowers fail to comply with Section 8.01, such failure shall not result in an Event of Default until the Cure Expiration Date and then only to the extent not cured pursuant to Section 8.02 and the Revolving Lenders and, the Administrative Agent and the Revolving Agent may not take any of the actions set forth in Section 9.02(a) or (b) (i) until after the Cure Expiration Date and then only to the extent a cure has not been effected pursuant to Section 8.02; (ii) Net Short Representations. Any notice of Default, Event of Default or acceleration provided to the Borrowers by the Administrative Agent or the Revolving Agent on behalf of one

- 202 - or more Lenders that have expressly requested that such notice be given to the Borrowers must be accompanied by a written Net Short Representation from any such Lender (other than an Unrestricted Lender) delivered to the Borrowers (with a copy to the Administrative Agent and the Revolving Agent); provided that (A) in the absence of any such written Net Short Representation, each such Lender shall be deemed to have represented and warranted to the Borrowers, the Revolving Agent and the Administrative Agent that it is not a Net Short Lender (it being understood and agreed that the Borrowers, the Revolving Agent and the Administrative Agent shall be entitled to rely conclusively on each such representation and deemed representation (including, with respect to the Administrative Agent and the Revolving Agent, as provided in Section 11.28(f)(i)) and (B) no Net Short Representation shall be required to be delivered during the pendency of a Default or Event of Default caused by a bankruptcy or similar insolvency proceeding. Application of Funds. After the exercise of remedies provided for in Section 9.02 (or after the Loans have automatically become immediately due and payable as set forth in the proviso to Section 9.02(a)) or the occurrence of a Specified Revolver Trigger that has not been cured or waived, all amounts received on account of the Obligations (and proceeds of Collateral), all payments or distributions of any kind or nature and all adequate protection payments or plan distributions in any insolvency or similar proceeding (in each case, whether received from any Loan Party, in connection with an exercise of remedies, a credit bid or otherwise) shall, subject to the Intercreditor Agreements, be applied by the Administrative Agent and the Revolving Agent in the following order: First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (other than principal and interest, but including Attorney Costs payable under Section 11.04 and amounts payable under Article III) payable to the Administrative Agent, the Revolving Agent and the Collateral Agent in their capacities as such; Second, to payment in full of Unfunded Advances/Participations (the amounts so applied to be distributed between or among, as applicable, the Administrative Agent, the Revolving Agent, the Swing Line Lender and the Issuing Banks pro rata in accordance with the amounts of Unfunded Advances/Participations owed to them on the date of any such distribution); Third, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest, Letter of Credit fees, Obligations under Secured Hedge Agreements and Cash Management Obligations) payable to the Revolving Lenders and the Issuing Banks (including Attorney Costs payable under Section 11.04 and amounts payable under Article III) ratably among them in proportion to the amounts described in this clause Third payable to them; Fourth, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit fees and interest on the Revolving Loans and Letter of Credit Usage, ratably among the Revolving Lenders and the Issuing Banks in proportion to the respective amounts described in this clause Fourth held by them; Fifth, (a) to payment of that portion of the Obligations constituting unpaid principal of the Revolving Loans, the Letter of Credit Usage and the Obligations under Secured Hedge Agreements with respect to which the Hedge Bank is a Revolving Lender or an Affiliate thereof and Cash Management Obligations with respect to which the Cash Management Bank is a Revolving Lender or an Affiliate thereof and (b) to Cash Collateralize Letters of Credit (to the extent not otherwise Cash Collateralized pursuant to the terms of this Agreement) (in an amount equal to 103% of the maximum face amount of all outstanding Letters of Credit) and to further permanently reduce the Revolving Commitments by the amount of such Cash Collateralization, ratably among the Secured

- 203 - Parties in proportion to the respective amounts described in this clause Fifth held by them; provided that (i) any such amounts applied pursuant to the foregoing subclause (b) shall be paid to the AdministrativeRevolving Agent for the ratable account of the Issuing Banks to Cash Collateralize such Letters of Credit, (ii) subject to Sections 2.04 and 2.19, amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to this clause Fifth shall be applied to satisfy drawings under such Letters of Credit as they occur and (iii) upon the expiration of any Letter of Credit, the pro rata share of Cash Collateral attributable to such expired Letter of Credit shall be applied by the AdministrativeRevolving Agent in accordance with the priority of payments set forth in this Section 9.03; provided, further, that Excluded Swap Obligations with respect to any Guarantor shall not be paid with amounts received from such Guarantor or its assets, but appropriate adjustments shall be made with respect to payments from other Loan Parties to preserve the allocation to Obligations otherwise set forth above in this Section; Sixth, to the payment of all other Obligations that are due and payable to the Revolving Lenders on such date, ratably based upon the respective aggregate amounts of all such Obligations owing to the Revolving Lenders on such date; Seventh, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest, Obligations under Secured Hedge Agreements and Cash Management Obligations) payable to the Term Loan Lenders (including Attorney Costs payable under Section 11.04 and amounts payable under Article III) ratably among them in proportion to the amounts described in this clause Seventh payable to them; Eighth, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Term Loans, ratably among the Term Loan Lenders in proportion to the respective amounts described in this clause Eighth held by them; Ninth, (a) to payment of that portion of the Obligations constituting unpaid principal of the Term Loans and the Obligations under Secured Hedge Agreements with respect to which the Hedge Bank is not a Revolving Lender or an Affiliate thereof and Cash Management Obligations with respect to which the Cash Management Bank is not a Revolving Lender or an Affiliate thereof, ratably among the Secured Parties in proportion to the respective amounts described in this clause Ninth held by them; provided that Excluded Swap Obligations with respect to any Guarantor shall not be paid with amounts received from such Guarantor or its assets, but appropriate adjustments shall be made with respect to payments from other Loan Parties to preserve the allocation to Obligations otherwise set forth above in this Section; Tenth, to the payment of all other Obligations that are due and payable to the Administrative Agent, the Revolving Agent and the other Secured Parties on such date, ratably based upon the respective aggregate amounts of all such Obligations owing to the Administrative Agent, the Revolving Agent and other Secured Parties on such date; Last, the balance, if any, after all of the Obligations have been paid in full, to the Borrowers or as otherwise required by Law. Administrative Agent, the Revolving Agent and Other Agents Appointment and Authority of the Administrative Agent and Revolving Agent.

- 204 - (a) Each Lender and each Issuing Bank hereby irrevocably appoints (i) KLAS to act on its behalf as the Administrative Agent and (ii) PNC to act on its behalf as the Revolving Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent and Revolving Agent, as applicable, to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent and Revolving Agent, as applicable, by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article X (other than Sections 10.09 and 10.11) are solely for the benefit of the Administrative Agent, the Revolving Agent and the Lenders, and neither the Borrowers nor any Loan Party shall have any rights as a third party beneficiary of any such provision. Each Issuing Bank shall act on behalf of the Revolving Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and each Issuing Bank shall have all of the benefits and immunities (i) provided to the Agents in this Article X with respect to any acts taken or omissions suffered by such Issuing Bank in connection with Letters of Credit issued by it or proposed to be issued by it and the Letter of Credit Documents pertaining to such Letters of Credit as fully as if the term “Agent” as used in this Article X and the definition of “Agent Related Person” included such Issuing Bank with respect to such acts or omissions, and (ii) as additionally provided herein with respect to each Issuing Bank. (b) The Administrative Agent shall also irrevocably act as the “collateral agent” under the Loan Documents, and each of the Lenders (including in its capacities as a potential Hedge Bank and/or Cash Management Bank) and each of the Issuing Banks hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of (and to hold any security interest created by the Collateral Documents for and on behalf of or in trust for) such Lender and such Issuing Bank for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Administrative Agent, as “collateral agent” (and any co-agents, sub-agents and attorneys- in-fact appointed by the Administrative Agent pursuant to Sections 10.05 and 10.12 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent or Revolving Agent, as applicable), shall be entitled to the benefits of all provisions of this Article X (including Section 10.07, as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto. Without limiting the generality of the foregoing, the Lenders hereby expressly authorize the Administrative Agent to execute any and all documents (including releases) with respect to the Collateral and the rights of the Secured Parties with respect thereto (including the Intercreditor Agreements), as contemplated by and in accordance with the provisions of this Agreement and the Collateral Documents and acknowledge and agree that any such action by any Agent shall bind the Lenders. (c) The Collateral Agent, as part of its duties as the “collateral agent”, is hereby irrevocably authorized and appointed by each Lender (including in its capacities as a potential Cash Management Bank and a potential Hedge Bank) and Issuing Bank hereto to act as hypothecary representative (within the meaning of Article 2692 of the Civil Code of Quebec) for all present and future Secured Parties (in such capacity, the “Hypothecary Representative”) in order to hold any hypothec which may now or in the future be required to be granted by any Loan Party granted under the Laws of the Province of Quebec, Canada and to exercise such rights and duties as are conferred upon the Hypothecary Representative under the relevant hypothec and applicable Laws (with the power to delegate any such rights or duties). The execution prior to the date hereof by the Collateral Agent in its capacity as the Hypothecary Representative of any hypothec or other security documents governed by the Laws of the Province of Quebec, Canada is hereby ratified and confirmed. Any Person who becomes a Lender or an Issuing Bank or successor Collateral Agent shall be deemed to have consented to and ratified the foregoing appointment of the Collateral Agent as the Hypothecary Representative on behalf of all Secured Parties, including such Person and any Affiliate of such Person designated above as a Lender or Issuing Bank. For greater certainty, the

- 205 - Administrative Agent, acting as the Hypothecary Representative, shall have the same rights, powers, immunities, indemnities and exclusions from liability as are prescribed in favor of the Collateral Agent in this Agreement, which shall apply mutatis mutandis. In the event of the resignation of the Collateral Agent (which shall include its resignation as the Hypothecary Representative) and appointment of a successor Collateral Agent, such successor Collateral Agent shall also act as the Hypothecary Representative, as contemplated above. Rights as a Lender. Any Lender that is also serving as an Agent (including as Administrative Agent and/or Revolving Agent) hereunder shall have the same rights and powers (and no additional duties or obligations) in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Agent, and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include each Lender (if any) serving as an Agent hereunder in its individual capacity. Any Person serving as an Agent and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of banking, trust or other business with the Borrowers or any Subsidiary or other Affiliate thereof as if such Person were not an Agent hereunder and without any duty to account therefor to the Lenders, and may accept fees and other consideration from the Borrowers for services in connection herewith and otherwise without having to account for the same to the Lenders. The Lenders acknowledge that, pursuant to such activities, any Agent or its Affiliates may receive information regarding any Loan Party or any of its Affiliates (including information that may be subject to confidentiality obligations in favor of such Loan Party or such Affiliate) and acknowledge that no Agent shall be under any obligation to provide such information to them. Exculpatory Provisions. None of the Administrative Agent, the Revolving Agent, any of the other Agents, any of their respective Affiliates, nor any of the officers, partners, directors, employees or agents of the foregoing shall have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, an Agent (including the Administrative Agent and the Revolving Agent) or any of their respective officers, partners, directors, employees or agents: (a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing and without limiting the generality of the foregoing, the use of the term “agent” herein and in the other Loan Documents with reference to any Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under any agency doctrine of any applicable Law and instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties; (b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that such Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that, notwithstanding any direction by the Required Lenders to the contrary, no Agent shall be required to take any action that, in its opinion or the opinion of its counsel, may expose such Agent to liability or that is contrary to any Loan Document or applicable Law, including for the avoidance of doubt refraining from any action that, in its opinion or the opinion of its counsel, may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; (c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrowers

- 206 - or any of their Affiliates that is communicated to or obtained by any Person serving as an Agent or any of its Affiliates in any capacity; and (d) shall not be liable to the Lenders for any action taken or omitted to be taken under or in connection with any of the Loan Documents except to the extent caused by such Agent’s gross negligence or willful misconduct, as determined by a final, non-appealable judgment of a court of competent jurisdiction. The Administrative Agent and the Revolving Agent shall not be liable for any action taken or not taken by itthem (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent or the Revolving Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 9.02 and 11.01) or (ii) in the absence of its own gross negligence or willful misconduct or of a material breach by the Administrative Agent or the Revolving Agent of its obligations under this Agreement as determined by a final, non-appealable judgment of a court of competent jurisdiction, in connection with its duties expressly set forth herein. The Administrative Agent and the Revolving Agent shall be deemed not to have knowledge of any Default or Event of Default unless and until notice describing such Default or Event of Default is given to the Administrative Agent and/or the Revolving Agent by a Borrower or the Required Lenders in writing. No Agent-Related Person shall be responsible for or have any duty to ascertain or inquire into (i) any recital, statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report, statement or agreement or other document delivered hereunder or thereunder or in connection herewith or therewith or referred to or provided for in, or received by the Administrative Agent or the Revolving Agent under or in connection with any Loan Document, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Collateral Documents, (v) the value or the sufficiency of any Collateral, or (vi) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent, or the Revolving Agent or to inspect the properties, books or records of any Loan Party or any Affiliate thereof. Reliance by the Agents. The Agents shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. Each Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan or the issuance of a Letter of Credit that by its terms must be fulfilled to the satisfaction of a Lender or an Issuing Bank, each Agent may presume that such condition is satisfactory to such Lender or Issuing Bank unless the Administrative Agent and/or the Revolving Agent shall have received notice to the contrary from such Lender or Issuing Bank prior to the making of such Loan or the issuance of such Letter of Credit. Each Agent may consult with legal counsel (who may be counsel for the Borrowers), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. Each Agent shall be fully justified in failing or refusing to take any action that is not required or explicitly approved by the Lenders under any Loan Document unless it shall first receive such advice or

- 207 - concurrence of the Required Lenders (or other requisite percentage of Lenders) as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agents shall in all cases be fully protected in taking any action, or in refraining from taking any action, under any Loan Document in accordance with a request or consent of the Required Lenders (or such greater number of Lenders as may be expressly required hereby in any instance) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders; provided that the Agents shall not be required to take any action that, in their opinion or in the opinion of their counsel, may expose such Agent to liability or that is contrary to any Loan Document or applicable Law. Notwithstanding the foregoing, the Administrative Agent, the Revolving Agent and the Collateral Agent shall not act (or refrain from acting, as applicable) upon any direction from the Required Lenders (or other requisite percentage of Lenders) that would cause the Administrative Agent or the Revolving Agent to be in breach of any express term or provision of this Agreement. The Required Lenders agree not to instruct the Administrative Agent, the Revolving Agent or Collateral Agent to take any action, or refrain from taking any action, that would, in each case, cause it to violate an express duty or obligation under this Agreement. Delegation of Duties. Each Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Documents by or through any one or more sub agents appointed by such Agent. Each Agent and any such sub agent may perform any and all of its duties and exercise its rights and powers by or through their respective Agent-Related Persons. The exculpatory provisions of this Article X shall apply to any such sub agent and to the Agent-Related Persons of the Agents and any such sub agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as the Agents. Notwithstanding anything herein to the contrary, with respect to each sub agent appointed by an Agent, (i) such sub agent shall be a third party beneficiary under this Agreement with respect to all such rights, benefits and privileges (including exculpatory rights and rights to indemnification) and shall have all of the rights and benefits of a third party beneficiary, including an independent right of action to enforce such rights, benefits and privileges (including exculpatory rights and rights to indemnification) directly, without the consent or joinder of any other Person, against any or all of the Loan Parties and the Lenders, (ii) such rights, benefits and privileges (including exculpatory rights and rights to indemnification) shall not be modified or amended without the consent of such sub agent, and (iii) such sub agent shall only have obligations to the Agent that appointed it as sub agent and not to any Loan Party, Lender or any other Person and no Loan Party, Lender or any other Person shall have any rights, directly or indirectly, as a third party beneficiary or otherwise, against such sub agent. Each Agent shall not be responsible for the negligence or misconduct of any sub- agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that such Agent acted with gross negligence or willful misconduct in the selection of such sub agents. Non-Reliance on Agents and Other Lenders; Disclosure of Information by Agents. (a) Each Lender and each Issuing Bank acknowledges that no Agent-Related Person has made any representation or warranty to it, and that no act by any Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession. Each Lender and each Issuing Bank represents to each Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of, and investigation into, the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their respective Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated

- 208 - hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrowers and the other Loan Parties hereunder. Each Lender and each Issuing Bank also represents that it will, independently and without reliance upon any Agent, any other Lender or any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrowers and the other Loan Parties. Except for notices, reports and other documents expressly required to be furnished to the Lenders by any Agent herein, such Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates which may come into the possession of any Agent-Related Person. (b) Each Lender, by delivering its signature page to this Agreement or an Assignment and Assumption and funding its Term Loan and/or Revolving Loans on the Closing Date, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be approved by any Agent, Required Lenders or Lenders, as applicable on the Closing Date. (c) Each Lender acknowledges that certain Affiliates of the Loan Parties, including the Sponsor or entities controlled by the Sponsor, are Eligible Assignees hereunder and may purchase Loans and/or Commitments hereunder from the Lenders from time to time, subject to the restrictions set forth in this Agreement. Indemnification of Agents. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Administrative Agent, the Revolving Agent, each Agent, each Issuing Bank, the Swing Line Lender and each other Agent-Related Person (solely to the extent any such Agent-Related Person was performing services on behalf of any Agent, any Issuing Bank or the Swing Line Lender, as applicable) (to the extent not reimbursed by or on behalf of any Loan Party and without limiting the obligation of any Loan Party to do so), pro rata, and hold harmless the Administrative Agent, the Revolving Agent, each Agent, each Issuing Bank, the Swing Line Lender and each other Agent-Related Person (solely to the extent any such Agent-Related Person was performing services on behalf of any Agent, each Issuing Bank or the Swing Line Lender, as applicable) from and against any and all Indemnified Liabilities incurred by it; provided that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities resulting from such Agent-Related Person’s own gross negligence or willful misconduct, as determined by a final, non- appealable judgment of a court of competent jurisdiction; provided that, to the extent each Issuing Bank or Swing Line Lender is entitled to indemnification under this Section 10.07 solely in its capacity and role as an Issuing Bank or as a Swing Line Lender, as applicable, only the Revolving Lenders shall be required to indemnify the applicable Issuing Bank or the Swing Line Lender, as the case may be, in accordance with this Section 10.07 (determined as of the time that the applicable payment is sought based on each Revolving Lender’s Pro Rata Share thereof at such time); provided, further, that no action taken in accordance with the terms of a Loan Document or in accordance with the directions of the Required Lenders (or such other number or percentage of the Lenders as shall be required by the Loan Documents) shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 10.07. If any indemnity furnished to any Agent, any Issuing Bank or the Swing Line Lender for any purpose shall, in the opinion of such Agent, such Issuing Bank or the Swing Line Lender, as applicable, be insufficient or become impaired, such Agent, such Issuing Bank or the Swing Line Lender, as applicable, may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished; provided, in no event shall this sentence require any Lender to indemnify any Agent, any Issuing Bank or the Swing Line Lender against any Indemnified Liabilities in excess of such Lender’s pro

- 209 - rata share thereof; and provided further, this sentence shall not be deemed to require any Lender to indemnify any Agent, any Issuing Bank or the Swing Line Lender against any Indemnified Liabilities described in the first proviso in the immediately preceding sentence. In the case of any investigation, litigation or proceeding giving rise to any Indemnified Liabilities, this Section 10.07 applies whether any such investigation, litigation or proceeding is brought by any Lender or any other Person. Without limitation of the foregoing, each Lender shall reimburse each Agent, each Issuing Bank and the Swing Line Lender, as applicable, upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by such Agent, such Issuing Bank or the Swing Line Lender, as applicable, in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that such Agent, such Issuing Bank or the Swing Line Lender, as applicable, is not reimbursed for such expenses by or on behalf of the Borrowers; provided that such reimbursement by the Lenders shall not affect the Borrowers’ continuing reimbursement obligations with respect thereto; provided, further, that the failure of any Lender to indemnify or reimburse such Agent, such Issuing Bank or the Swing Line Lender, as applicable, shall not relieve any other Lender of its obligation in respect thereof. The undertaking in this Section 10.07 shall survive termination of the Aggregate Commitments, the payment of all other Obligations and the resignation of the Administrative Agent, Revolving Agent, Collateral Agent, other Agents, any Issuing Bank and the Swing Line Lender. No Other Duties; Other Agents, Lead Arrangers, Managers, Etc. KCM, Jefferies, PNC and CSLF are each hereby appointed as Lead Arrangers hereunder, and each Lender hereby authorizes each of KCM, Jefferies, PNC and CSLF to act as Lead Arrangers in accordance with the terms hereof and the other Loan Documents. Each Agent hereby agrees to act in its capacity as such upon the express conditions contained herein and the other Loan Documents, as applicable. Anything herein to the contrary notwithstanding, none of the Lead Arrangers or the other Agents listed on the cover page hereof (or any of their respective Affiliates) shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except (x) in its capacity, as applicable, as the Administrative Agent, the Revolving Agent the Collateral Agent or a Lender hereunder and (y) as provided in Section 11.01(d) and the last sentence of Section 11.01, and such Persons shall have the benefit of this Article X. Without limiting the foregoing, none of the Lenders or other Persons so identified shall have or be deemed to have any agency or fiduciary or trust relationship with any Lender, Holdings, Holdings GP, the Borrowers or any of their respective Subsidiaries. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder. Any Agent may resign from such role at any time, with immediate effect, by giving prior written notice thereof to the Administrative Agent, the Revolving Agent and Borrowers. Resignation of Administrative Agent, the Revolving Agent or Collateral Agent. The Administrative Agent, the Revolving Agent or the Collateral Agent may at any time give notice of its resignation to the Lenders and the Borrowers. Upon receipt of any such notice of resignation, the Required Facility Lenders (treating all Term Loans as one Facility) or the Required Revolving Lenders, as applicable, shall have the right, subject to the consent of the Borrowers (such consent not to be unreasonably withheld, conditioned or delayed), at all times other than during the existence of a Specified Event of Default, to appoint a successor, which shall be a Lender or a bank with an office in the United States, or an Affiliate of any such Lender or bank with an office in the United States. If no such successor shall have been so appointed by the Requiredapplicable Lenders and shall have accepted such appointment within thirty days after the retiring Administrative Agent, Revolving Agent or Collateral Agent, as applicable, gives notice of its resignation, then the retiring Administrative Agent, Revolving Agent or Collateral Agent, as applicable, may on behalf of the Lenders, appoint a successor Administrative Agent, Revolving Agent or Collateral

- 210 - Agent, as applicable, meeting the qualifications set forth above; provided that if the Administrative Agent, Revolving Agent or Collateral Agent, as applicable, shall notify the Borrowers and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (a) the retiring Administrative Agent, Revolving Agent or Collateral Agent, as applicable, shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent, Revolving Agent or Collateral Agent on behalf of the Lenders under any of the Loan Documents, the retiring Agent shall continue to hold such collateral security until such time as a successor of such Agent is appointed) and (b) except for any indemnity payments or other amounts owed to the retiring or retired Administrative AgentsAgent and/or Revolving Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent and/or the Revolving Agent shall instead be made by or to each Lender directly, until such time as the Requiredapplicable Lenders appoint a successor Administrative Agent and/or Revolving Agent, as applicable, as provided for above in this Section. If neither the Requiredapplicable Lenders, the Revolving Agent nor the Administrative Agent, as applicable, have appointed a successor Administrative Agent or successor Revolving Agent, the Required Facility Lenders (treating all Term Loans as one Facility) or Required Revolving Lenders, as applicable, shall be deemed to have succeeded to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent and/or the retiring Revolving Agent, as applicable (subject to the proviso in the sentence above). Upon the acceptance of a successor’s appointment as Administrative Agent, Revolving Agent or Collateral Agent, as applicable, hereunder and upon the execution and filing or recording of such financing statements, or amendments thereto, and such amendments or supplements to the Mortgages, and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to perfect or continue the perfection of the Liens granted or purported to be granted by the Collateral Documents, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, Revolving Agent or Collateral Agent, as applicable (other than any rights to indemnity payments or other amounts owed to the retiring or retired Administrative Agent and/or Revolving Agent), and the retiring Administrative Agent, Revolving Agent or Collateral Agent, as applicable, shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrowers to a successor Administrative Agent, Revolving Agent or Collateral Agent, as applicable, shall be the same as those payable to its predecessor unless otherwise agreed between the Borrowers and such successor. After the retiring Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article X and Sections 11.04 and 11.05 shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Agent-Related Persons in respect of any actions taken or omitted to be taken by any of them while the retiring Agent was acting as Administrative Agent, Revolving Agent or Collateral Agent, as applicable. Administrative Agent and/or Revolving Agent May File Proofs of Claim; Credit Bidding. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent and Revolving Agent (irrespective of whether the principal of any Loan or in respect of Letter of Credit Obligations shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent or Revolving Agent shall have made any demand on the Borrowers) shall be entitled and empowered (but not obligated), by intervention in such proceeding or otherwise: (a) to file a verified statement pursuant to rule 2019 of the Federal Rules of Bankruptcy Procedure that, in its sole opinion, complies with such rule’s disclosure requirements for entities representing more than one creditor; (b) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, Letter of Credit Obligations and all other Obligations that are owing and

- 211 - unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Banks, the Revolving Agent and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the Issuing Banks, the Revolving Agent and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the Issuing Banks, the Revolving Agent and the Administrative Agent under Sections 2.11 and 11.04) allowed in such judicial proceeding; and (c) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and each Issuing Bank to make such payments to the AdministrativeApplicable Agent and, in the event that the AdministrativeApplicable Agent shall consent to the making of such payments directly to the Lenders and the Issuing Banks, to pay to the AdministrativeApplicable Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Agents and their respective agents and counsel, and any other amounts due the AdministrativeApplicable Agent under Sections 2.11 and 11.04. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Administrative Applicable Agent, its agents and counsel, and any other amounts due the AdministrativeApplicable Agent under Sections 2.11 and 11.04 out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Lenders or the Issuing Banks may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing contained herein shall be deemed to authorize the AdministrativeApplicable Agent to authorize or consent to or accept or adopt on behalf of any Lender or any Issuing Bank any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or any Issuing Bank or to authorize the AdministrativeApplicable Agent to vote in respect of the claim of any Lender or any Issuing Bank in any such proceeding. The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Obligations (including accepting some or all of the Collateral in satisfaction of some or all of the Secured Obligations (as defined in the applicable Security Agreement) pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (i) at any sale thereof conducted under the provisions of the U.S. Bankruptcy Code, including under Sections 363, 1123 or 1129 of the U.S. Bankruptcy Code, or any similar Laws in any other jurisdictions to which a Loan Party is subject, (ii) at any other sale or foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any applicable Law. In connection with any such credit bid and purchase, the Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that would vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) in the asset or assets so purchased (or in the Equity Interests or debt instruments of the acquisition vehicle or vehicles that are used to consummate such purchase). In connection with any such bid (A) the Administrative Agent shall be authorized to form one or more acquisition vehicles to make a bid, (B) to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or Equity Interests thereof, shall be governed, directly or indirectly, by the vote of the Required Lenders, irrespective of the termination of this Agreement and without giving effect to the limitations on

- 212 - actions by the Required Lenders contained in clauses (a) through (g) of Section 11.01 of this Agreement), (C) the Administrative Agent shall be authorized to assign the relevant Obligations to any such acquisition vehicle pro rata by the Lenders, as a result of which each of the Lenders shall be deemed to have received a pro rata portion of any Equity Interests and/or debt instruments issued by such an acquisition vehicle on account of the assignment of the Obligations to be credit bid, all without the need for any Secured Party or acquisition vehicle to take any further action and (D) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehicle exceeds the amount of debt credit bid by the acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the Lenders pro rata and the Equity Interests and/or debt instruments issued by any acquisition vehicle on account of the Obligations that had been assigned to the acquisition vehicle shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action. Notwithstanding anything to the contrary contained herein, no such credit bid may be made by Administrative Agent unless either (x) Required Revolving Lenders have given their prior written consent to such credit bid, or (y) the terms of such credit bid would result in all Obligations owing to the Revolving Lenders, Swing Line Lender, each Issuing Bank, and the Revolver Agent being paid in full (including any applicable cash collateralization) in cash at the time of the closing of such purchase. Collateral and Guaranty Matters. (a) Each Agent, each Lender (including in its capacities as a potential Cash Management Bank and a potential Hedge Bank), each Issuing Bank, and each other Secured Party irrevocably authorizes the Administrative Agent and Collateral Agent to be the agent for and representative of the Lenders with respect to the Guaranty, the Collateral and the Collateral Documents and agrees that, notwithstanding anything to the contrary in any Loan Document: (i) Liens on any property granted to or held by an Agent or in favor of any Secured Party under any Loan Document will be automatically and immediately released, and each Secured Party irrevocably authorizes and directs the Agents to enter into, and each agrees that it will enter into, the necessary or advisable documents requested by a Borrower and associated therewith, upon the occurrence of any of the following events (each, a “Lien Release Event”), (A) the payment in full in cash of all the Obligations (other than (1) Secured Cash Management Obligations, Secured Swap Obligations and contingent obligations in respect of which no claim has been made and (2) obligations in respect of Letters of Credit that have been backstopped or cash collateralized on terms satisfactory to the applicable Issuing Bank); (B) a transfer of the property subject to such Lien as part of, or in connection with, a transaction that is permitted by the terms of the Loan Documents to any Person that is not a Loan Party; (C) with respect to property owned by any Guarantor or with respect to which any Guarantor has rights, the release of such Guarantor from its obligations under its Guaranty or hereunder, as applicable, pursuant to clause (iii) below; (D) the approval, authorization or ratification of the release of such Lien by the Required Lenders, or such percentage as may be required pursuant to Section 11.01;

- 213 - (E) such property becoming an Excluded Asset, Excluded Equity Interest or an asset owned by an Excluded Subsidiary or with respect to which an Excluded Subsidiary has rights; (F) as to the assets owned by such Excluded Subsidiary (or with respect to which an Excluded Subsidiary has rights), upon any Person becoming an Excluded Subsidiary; and/or (G) any such property becoming subject to a Securitization Financing to the extent required by the terms of such Securitization Financing; (ii) upon the request of a Borrower (such request, the “Release/Subordination Event”) it will release or subordinate any Lien on any property granted to or held by the Administrative Agent or the Collateral Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 7.01(d); (iii) a Subsidiary Guarantor will be automatically and immediately released from its obligations under the Guaranty upon (A) such Subsidiary Guarantor ceasing to be a Subsidiary of the US Borrower, (B) such Subsidiary Guarantor ceasing to be a Material Subsidiary, or (C) such Subsidiary Guarantor becoming an Excluded Subsidiary as a result of a transaction permitted hereunder; provided that if such Subsidiary Guarantor becomes an Excluded Subsidiary solely as a result of such Subsidiary Guarantor becoming an Excluded Subsidiary of the type described in clause (a) of the definition thereof, such release shall only be permitted if, at the time such Subsidiary Guarantor becomes such an Excluded Subsidiary, (i) no Specified Event of Default has occurred and is continuing and (ii) such Subsidiary Guarantor so becomes such an Excluded Subsidiary as a result of a joint venture or other strategic transaction permitted hereunder that was not entered into for the primary purpose of releasing the Guaranty of such Subsidiary Guarantor (as determined by the US Borrower in good faith) (clauses (A)-(C), each a “Guaranty Release Event”), and each Secured Party irrevocably authorizes and directs the Agents to enter into, and each Agent agrees it will enter into, the necessary and advisable documents requested by a Borrower to (1) release (or acknowledge the release of) such Subsidiary Guarantor from its obligations under the Guaranty and (2) release (or acknowledge the release of) any Liens granted by such Subsidiary or Liens on the Equity Interests of such Subsidiary; (iv) the Administrative Agent and the Collateral Agent will exclusively exercise the rights and remedies under the Loan Documents, and neither the Lenders nor any other Secured Party will exercise such rights and remedies (other than the Required Lenders through the Administrative Agent); provided that the foregoing shall not preclude any Lender from exercising any right of set-off in accordance with the provisions of Section 11.09 or enforcing compliance with the provisions set forth in Section 11.01(b) or from exercising rights and remedies (other than the enforcement of Collateral) with respect to any payment default after the occurrence of the Maturity Date with respect to any Loans made by it or filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under the U.S. Bankruptcy Code or any other Debtor Relief Law; and (v) the Administrative Agent and Collateral Agent shall, and the Lenders and other Secured Parties irrevocably authorize and instruct the Administrative Agent and Collateral Agent to, from time to time on and after the Closing Date, without any further consent of any Lender, Issuing Bank, counterparty to any Secured Cash Management Obligation or Secured Swap Obligation or other Secured Party, enter into any Intercreditor Agreement or other intercreditor

- 214 - agreement with the collateral agent or other representative of the holders of Indebtedness that is secured by a Lien on Collateral that is expressly permitted under this Agreement. Each Agent, each Lender and each other Secured Party agrees that it will promptly take such action and execute any such documents as may be reasonably requested by a Borrower (such actions and such execution, the “Release Actions”), at the Borrowers’ sole cost and expense, in connection with a Lien Release Event, Release/Subordination Event or Guaranty Release Event and that such actions are not discretionary. Without limitation, the Release Actions may include, as applicable, (a) executing (if required) and delivering to the Loan Parties (or any designee of the Loan Parties) any such lien releases, mortgage releases, discharges of security interests, pledges and guarantees and other similar discharge or release documents, as are reasonably requested by a Loan Party in connection with the release, as of record, of the Liens (and all notices of security interests and Liens previously filed) the subject of a Lien Release Event or Release/Subordination Event or the release of any applicable Guarantee in connection with a Guaranty Release Event and (b) delivering to the Loan Parties (or any designee of the Loan Parties) all instruments evidencing pledged debt and all equity certificates and any other collateral previously delivered in physical form by the Loan Parties to a Secured Party. In connection with any Lien Release Event, Release/Subordination Event, Guaranty Release Event or Release Action, each of the Collateral Agent and the Administrative Agent shall be entitled to rely and shall rely exclusively on an officer’s certificate of a Borrower (the “Release Certificate”) confirming that (a) such Lien Release Event, Release/Subordination Event or a Guaranty Release Event, as applicable, has occurred or will upon consummation of one or more identified transactions (an “Identified Transaction”) occur, (b) the conditions to any such Lien Release Event, Release/Subordination Event or Guaranty Release Event have occurred or will occur upon consummation of an Identified Transaction, and (c) that any such Identified Transaction is permitted by (or not prohibited by) the Loan Documents. The Collateral Agent and the Administrative Agent will be fully exculpated from any liability and shall be fully protected and shall not have any liability whatsoever to any Secured Party as a result of such reliance or the consummation of any Release Action. A Release Certificate may be delivered in advance of the consummation of any applicable Identified Transaction. Each Lender and each Secured Party irrevocably authorizes and irrevocably directs the Collateral Agent and the Administrative Agent to take the Release Actions and consents to reliance on the Release Certificate. The Secured Parties agree not to give any Agent any instruction or direction inconsistent with the provisions of this Section 10.11. Neither the Administrative Agent nor the Collateral Agent shall be responsible for, or have a duty to ascertain or inquire into, any statement in a Release Certificate, the compliance of any Identified Transaction with the terms of a Loan Document, any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Collateral Agent’s Lien thereon, or contained in any certificate prepared or delivered by any Loan Party in connection with the Collateral or compliance with the terms set forth above or in a Loan Document, nor shall the Administrative Agent or Collateral Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral. (b) Anything contained in any of the Loan Documents to the contrary notwithstanding, each Agent, each Lender and each Secured Party hereby agree that: (i) no Lender or other Secured Party shall have any right individually to realize upon any of the Collateral or to enforce the Guaranty or any other Loan Document, it being understood and agreed that all powers, rights and remedies hereunder and under any of the Loan Documents may be exercised solely by the Administrative Agent or the Collateral Agent, as applicable, for the benefit of the Lenders in accordance with the terms hereof and thereof, and all powers, rights and

- 215 - remedies under the Collateral Documents may be exercised solely by the Collateral Agent for the benefit of the Lenders in accordance with the terms thereof; (ii) in the event of a foreclosure or similar enforcement action by the Collateral Agent on any of the Collateral pursuant to a public or private sale or other disposition (including, without limitation, pursuant to Section 363(k), Section 1129(b)(2)(a)(ii) or otherwise of the U.S. Bankruptcy Code), only the Collateral Agent (except with respect to a “credit bid” pursuant to Section 363(k), Section 1129(b)(2)(a)(ii) or otherwise of the U.S. Bankruptcy Code) may be the purchaser or licensor of any or all of such Collateral at any such sale or other disposition, and the Collateral Agent, as agent for and representative of Lenders (but not any Lender or Lenders in its or their respective individual capacities), shall be entitled, upon instructions from the Required Lenders, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale or disposition, to use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by the Collateral Agent at such sale or other disposition; (iii) no provision of any Loan Documents shall require the creation, perfection or maintenance of pledges of or security interests or hypothecs in, or the obtaining of title insurance or abstracts with respect to, any Excluded Assets and any other particular assets, if and for so long as, in the reasonable judgment of the Collateral Agent, the cost of creating, perfecting or maintaining such pledges or security interests or hypothecs in such other particular assets or obtaining title insurance or abstracts in respect of such other particular assets is excessive in view of the fair market value of such assets or the practical benefit to the Lenders afforded thereby; and (iv) the Collateral Agent may grant extensions of time for the creation or perfection of security interests or hypothecs in or the obtaining of title insurance and surveys with respect to particular assets (including extensions beyond the Closing Date for the creation or perfection of security interests in the assets of the Loan Parties on such date) where it reasonably determines, in consultation with the Borrowers, that creation or perfection cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required by this Agreement or the Collateral Documents. Appointment of Supplemental Administrative Agent and/or Revolving Agents. (a) It is the purpose of this Agreement and the other Loan Documents that there shall be no violation of any Law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as agent or trustee in such jurisdiction. It is recognized that in case of litigation under this Agreement or any of the other Loan Documents, and in particular in case of the enforcement of any of the Loan Documents, or in case the Administrative Agent or Revolving Agent deems that by reason of any present or future Law of any jurisdiction it may not exercise any of the rights, powers or remedies granted herein or in any of the other Loan Documents or take any other action which may be desirable or necessary in connection therewith, the Administrative Agent or Revolving Agent is hereby authorized to appoint an additional individual or institution selected by the Administrative Agent or Revolving Agent in its sole discretion as a separate trustee, co-trustee, administrative agent, collateral agent, administrative sub-agent or administrative co-agent (any such additional individual or institution being referred to herein individually, as a “Supplemental Administrative Agent” or “Supplemental Revolving Agent”, as applicable, and, collectively, as “Supplemental Administrative Agents”). (b) In the event that the Administrative Agent appoints a Supplemental Administrative Agent with respect to any Collateral, (i) each and every right, power, privilege or duty expressed or intended by this Agreement or any of the other Loan Documents to be exercised by or vested in or conveyed to the

- 216 - Administrative Agent with respect to such Collateral shall be exercisable by and vest in such Supplemental Administrative Agent to the extent, and only to the extent, necessary to enable such Supplemental Administrative Agent to exercise such rights, powers and privileges with respect to such Collateral and to perform such duties with respect to such Collateral, and every covenant and obligation contained in the Loan Documents and necessary to the exercise or performance thereof by such Supplemental Administrative Agent shall run to and be enforceable by either the Administrative Agent or such Supplemental Administrative Agent, and (ii) the provisions of this Article X and of Sections 11.04 and 11.05 that refer to the Administrative Agent shall inure to the benefit of such Supplemental Administrative Agent and all references therein to the Administrative Agent shall be deemed to be references to the Administrative Agent and/or such Supplemental Administrative Agent, as the context may require. (c) Should any instrument in writing from any Loan Party be required by any Supplemental Administrative Agent so appointed by the Administrative Agent or Revolving Agent for more fully and certainly vesting in and confirming to him or it such rights, powers, privileges and duties, a Borrower, Holdings or Holdings GP, as applicable, shall, or shall cause such Loan Party to, execute, acknowledge and deliver any and all such instruments promptly upon request by the AdministrativeApplicable Agent. In case any Supplemental Administrative Agent, or a successor thereto, shall die, become incapable of acting, resign or be removed, all the rights, powers, privileges and duties of such Supplemental Administrative Agent, to the extent permitted by Law, shall vest in and be exercised by the Administrative Agent or Revolving Agent until the appointment of a new Supplemental Administrative Agent. Intercreditor Agreements. Notwithstanding anything to the contrary set forth in any Loan Document, to the extent the Administrative Agent enters into an Equal Priority Intercreditor Agreement or any other Intercreditor Agreement in accordance with the terms hereof, this Agreement will be subject to the terms and provisions of such Equal Priority Intercreditor Agreement or other Intercreditor Agreement, as applicable. In the event of any inconsistency between the provisions of this Agreement or any other Loan Document and any such Equal Priority Intercreditor Agreement or any other Intercreditor Agreement, the provisions of the Equal Priority Intercreditor Agreement or such other Intercreditor Agreement govern and control. The Lenders acknowledge and agree that each Agent is authorized to, and each Agent agrees that, with respect to any secured Indebtedness, upon request by a Borrower, it shall, enter into an Equal Priority Intercreditor Agreement or any other Intercreditor Agreement with the collateral agent or other Debt Representative of the holders of such Indebtedness unless such Indebtedness and any related Liens (including the priority of such Liens) are not permitted by Sections 7.01 and 7.03 of this Agreement. The Lenders hereby authorize and instruct the Administrative Agent to (a) enter into any such Equal Priority Intercreditor Agreement or any such other Intercreditor Agreement, (b) bind the Lenders on the terms set forth in such Equal Priority Intercreditor Agreement or any such other Intercreditor Agreement and (c) perform and observe its obligations under such Equal Priority Intercreditor Agreement or any such other Intercreditor Agreement. The Agents and each Secured Party agree that the Agents shall be entitled to rely and shall rely exclusively on an officer’s certificate of a Borrower in determining whether it is permitted to enter into an Intercreditor Agreement pursuant to this Section. Each Secured Party covenants and agrees not to give the Collateral Agent or Administrative Agent any instruction that is not consistent with the provisions of this Section 10.13. Secured Cash Management Agreements and Secured Hedge Agreements. Except as otherwise expressly set forth herein or in any Guaranty or any Collateral Document, no Cash Management Bank or Hedge Bank that obtains the benefits of Section 9.03, any Guaranty or any Collateral by virtue of the provisions hereof or of any Guaranty or any Collateral Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral or any Guaranty (including the release or impairment of any Collateral or Guaranty) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article X to the

- 217 - contrary, the Administrative Agent and Revolving Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Cash Management Obligations or Obligations arising under Secured Hedge Agreements unless the Administrative Agent and/or Revolving Agent has received written notice of such Cash Management Obligations or such Obligations arising under Secured Hedge Agreements, together with such supporting documentation as the Administrative Agent and/or Revolving Agent may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be. Withholding Taxes. To the extent required by any applicable Law, the AdministrativeApplicable Agent may withhold from any payment to any Lender an amount equivalent to any applicable withholding Tax. If any Governmental Authority asserts a claim that the Administrative Applicable Agent did not properly withhold Tax from amounts paid to or for the account of any Lender because the appropriate form was not delivered or was not properly executed or because such Lender failed to notify the AdministrativeApplicable Agent of a change in circumstance which rendered the exemption from, or reduction of, withholding tax ineffective or for any other reason, or if the AdministrativeApplicable Agent reasonably determines that a payment was made to a Lender pursuant to this Agreement without deduction of applicable withholding Tax from such payment, such Lender shall indemnify the AdministrativeApplicable Agent fully for all amounts paid, directly or indirectly, by the Administrative Applicable Agent as Tax or otherwise, including any penalties or interest and together with all expenses (including legal expenses, allocated internal costs and out-of-pocket expenses) incurred. Certain ERISA Matters. (a) Each Lender (1) represents and warrants, as of the date such Person became a Lender party hereto, to, and (2) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Revolving Agent and each other Lead Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrowers or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments; (ii) the prohibited transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable so as to exempt from the prohibitions of Section 406 of ERISA and Section 4975 of the Code such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through

(g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender's entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; or

(iv) such other representation, warranty and covenant as may be agreed in writing between the ~~Administrative~~Applicable Agent, in its sole discretion, and such Lender.

(b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (1) represents and warrants, as of the date such Person became a Lender party hereto, to and (2) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Revolving Agent and each other Lead Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrowers or any other Loan Party, that none of the Administrative Agent, the Revolving Agent or any other Lead Arranger or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent and/or the Revolving Agent under this Agreement, any Loan Document or any documents related hereto or thereto).

SECTION 10.17 Erroneous Payments.

(a) If the ~~Administrative~~Applicable Agent notifies a Lender, Issuing Bank or Secured Party, or any Person who has received funds on behalf of a Lender, Issuing Bank or Secured Party (any such Lender, Issuing Bank, Secured Party or other recipient, a "***Payment Recipient***") that the ~~Administrative~~Applicable Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds received by such Payment Recipient from the ~~Administrative~~Applicable Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, Issuing Bank, Secured Party or other Payment Recipient on its behalf) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an "***Erroneous Payment***") and demands the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the ~~Administrative~~Applicable Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the ~~Administrative~~Applicable Agent, and such Lender, Issuing Bank or Secured Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two Business Days thereafter, return to the ~~Administrative~~Applicable Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the ~~Administrative~~Applicable Agent in same day funds at the Overnight Rate. A notice of the ~~Administrative~~Applicable Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error.

(b) Without limiting immediately preceding clause (a), each Lender, Issuing Bank or Secured Party, or any Person who has received funds on behalf of a Lender, Issuing Bank or Secured Party, hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the ~~Administrative~~Applicable Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the

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~~Administrative~~Applicable Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the ~~Administrative~~Applicable Agent (or any of its Affiliates), or (z) that such Lender, Issuing Bank or Secured Party, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) in each case:

(i) (A) in the case of immediately preceding clauses (x) or (y), an error shall be presumed to have been made (absent written confirmation from the ~~Administrative~~Applicable Agent to the contrary) or (B) an error has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and

(ii) such Lender, Issuing Bank or Secured Party shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of such error) notify the ~~Administrative~~Applicable Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the ~~Administrative~~Applicable Agent pursuant to this Section 10.17(b).

(c) Each Lender, Issuing Bank or Secured Party hereby authorizes the ~~Administrative~~Applicable Agent to set off, net and apply any and all amounts at any time owing to such Lender, Issuing Bank or Secured Party under any Loan Document, or otherwise payable or distributable by the ~~Administrative~~Applicable Agent to such Lender, Issuing Bank or Secured Party from any source, against any amount due to the ~~Administrative~~Applicable Agent under immediately preceding clause (a) or under the indemnification provisions of this Agreement.

(d) In the event that an Erroneous Payment (or portion thereof) is not recovered by the ~~Administrative~~ Applicable Agent for any reason, after demand therefor by the ~~Administrative~~Applicable Agent in accordance with immediately preceding clause (a), from any Lender or Issuing Bank that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an "***Erroneous Payment Return Deficiency***"), upon the ~~Administrative~~Applicable Agent's notice to such Lender or Issuing Lender at any time, (i) such Lender or Issuing Bank shall be deemed to have assigned its Loans (but not its Commitments) of the relevant Class with respect to which such Erroneous Payment was made (the "***Erroneous Payment Impacted Class***") in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the ~~Administrative~~Applicable Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the "***Erroneous Payment Deficiency Assignment***") at par plus any accrued and unpaid interest (with the assignment fee to be waived by the ~~Administrative~~Applicable Agent in such instance), and is hereby (together with the Borrowers) deemed to execute and deliver an Assignment and Assumption (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to the Platform as to which the ~~Administrative~~Applicable Agent and such parties are participants) with respect to such Erroneous Payment Deficiency Assignment, and such Lender or Issuing Bank shall deliver any Notes evidencing such Loans to the Borrowers or the ~~Administrative~~Applicable Agent, (ii) the ~~Administrative~~Applicable Agent as the assignee Lender shall be deemed to acquire the Erroneous Payment Deficiency Assignment, (iii) upon such deemed acquisition, the ~~Administrative~~Applicable Agent as the assignee Lender shall become a Lender or Issuing Bank, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender or assigning Issuing Bank shall cease to be a Lender or Issuing Bank, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Lender or assigning Issuing Bank and (iv) the ~~Administrative~~ Applicable Agent may reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment. The ~~Administrative~~Applicable Agent may, in its

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discretion, sell any Loans acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender or Issuing Bank shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and the ~~Administrative~~Applicable Agent shall retain all other rights, remedies and claims against such Lender or Issuing Bank (and/or against any recipient that receives funds on its respective behalf). For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender or Issuing Bank and such Commitments shall remain available in accordance with the terms of this Agreement. In addition, each party hereto agrees that, except to the extent that the ~~Administrative~~Applicable Agent has sold a Loan (or portion thereof) acquired pursuant to an Erroneous Payment Deficiency Assignment, and irrespective of whether the ~~Administrative~~Applicable Agent may be equitably subrogated, the ~~Administrative~~Applicable Agent shall be contractually subrogated to all the rights and interests of the applicable Lender, Issuing Bank or Secured Party under the Loan Documents with respect to each Erroneous Payment Return Deficiency (the "***Erroneous Payment Subrogation Rights***").

(e) The parties hereto agree that an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrowers or any other Loan Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the ~~Administrative~~Applicable Agent from the Borrowers or any other Loan Party for the purpose of making such Erroneous Payment.

(f) To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the ~~Administrative~~ Applicable Agent for the return of any Erroneous Payment received, including without limitation waiver of any defense based on "discharge for value" or any similar doctrine

(g) Each party's obligations, agreements and waivers under this Section 10.17 shall survive the resignation or replacement of ~~the Administrative~~Applicable Agent, any transfer of rights or obligations by, or the replacement of, a Lender or Issuing Bank, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document.

## ARTICLE XI
## Miscellaneous

SECTION 11.01 Amendments, Waivers, Etc.

(a) General Rule. Except as otherwise set forth in this Agreement, no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by a Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrowers or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent and Revolving Agent and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(b) Specific Lender Approvals. Notwithstanding the provisions of Section 11.01(a), no such amendment, waiver or consent shall:

(i) extend or increase the Commitment of any Lender or extend the final expiration date of any Letter of Credit beyond the Letter of Credit Expiration Date without the written consent of each Lender directly and adversely affected thereby, it being understood that a waiver of any condition precedent set forth in Section 4.02 or the waiver of any Default, mandatory prepayment

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- 221 - or mandatory reduction of the Commitments shall not constitute an extension or increase of any Commitment of any Lender; (ii) postpone any date scheduled for, or reduce the amount of, any payment of principal or interest with respect to any Loan or Letter of Credit or with respect to any fees payable under Section 2.11(b) without the written consent of each Lender directly and adversely affected thereby, it being understood that (i) the waiver of (or amendment to the terms of) any mandatory prepayment of the Loans shall not constitute a postponement of any date scheduled for the payment of principal or interest, (ii) the agreement, consent or waiver by the Required Facility Lenders to postpone or reduce or waive interest with respect to the Initial Term Loans as set forth in paragraph (d) in the definition of “Applicable Rate” in Section 1.01 shall not constitute a postponement of any date scheduled for, or a reduction in the amount of, any payment of interest or any payment of fees and (iii) a waiver of any condition precedent set forth in Section 4.02 or the waiver of any Default (other than a Default under Section 9.01(a)) or mandatory reduction of the Commitments shall not constitute a postponement of any date scheduled for, or a reduction in the amount of, any payment of interest or any payment of fees; (iii) reduce the principal of, or the rate of interest specified herein on, any Loan or Letter of Credit or any fees or other amounts payable hereunder or under any other Loan Document (except as expressly set forth in clause (h) of this Section 11.01) without the written consent of each Lender directly and adversely affected thereby, it being understood that (i) any change to the definitions of First Lien Net Leverage Ratio or in the component definitions thereof shall not constitute a reduction in the rate of interest and (ii) the agreement, consent or waiver by the Required Facility Lenders to waive or reduce interest with respect to the Initial Term Loans as set forth in paragraph (d) in the definition of “Applicable Rate” in Section 1.01 shall not constitute a reduction in the rate of interest specified herein or any fees or other amounts payable hereunder or under any other Loan Document; provided that (A) only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” and (B) with respect to any Facility, only the consent of the Required Facility Lenders or, solely with respect to the Revolving Facility, the Required Revolving Lenders, shall be necessary to waive any obligation of the Borrowers to pay interest at the Default Rate; (iv) change (i) any provision of this Section 11.01 or the definition of “Required Lenders,” “Required Facility Lenders” or “Pro Rata Share” or any other provision specifying the number of Lenders or portion of the Loans or Commitments required to take any action under the Loan Documents, without the written consent of each Lender or (ii) the definition of “Required Revolving Lenders” without the consent of each Revolving Lender; (v) other than in connection with a transfer or other transaction permitted under the Loan Documents, release all or substantially all of the Collateral in any transaction or series of related transactions, without the written consent of each Lender; (vi) other than in connection with a transfer or other transaction permitted under the Loan Documents, release all or substantially all of the aggregate value of the Guaranty or all or substantially all of the Guarantors, without the written consent of each Lender; (vii) modify Section 2.15 or 9.03 without the written consent of each Lender directly and adversely affected thereby; or (viii) prior to an Event of Default under Section 9.01(f), amend or modify any term or provision of any Loan Document to permit the issuance or incurrence of any Indebtedness for

- 222 - borrowed money (including any exchange of existing Indebtedness that results in another class of Indebtedness for borrowed money, but excluding (A) Indebtedness that is expressly permitted by this Agreement as in effect on the Closing Date to be senior to the applicable Class of Obligations and/or to be secured by a Lien that is senior to the Lien securing such Class of Obligations and (B) for the avoidance of doubt, any “debtor-in-possession” facility (or similar financing under applicable law)) with respect to which (x) the Liens on the Collateral securing the Obligations of any Class would be subordinated or (y) all or any portion of the Obligations of any Class would be subordinated in right of payment (any such other Indebtedness to which such Liens securing any of the Obligations or such Obligations, as applicable, are subordinated, “Senior Indebtedness”), in each case without the written consent of each Lender of such Class directly and adversely affected thereby, unless each adversely affected Lender has been offered a bona fide opportunity to fund or otherwise provide its pro rata share (based on the amount of Obligations that are adversely affected thereby held by each Lender) of the Senior Indebtedness on the same terms (other than bona fide backstop fees and reimbursement of counsel fees and other expenses in connection with the negotiation of the terms of such transaction; such fees and expenses, “Ancillary Fees”) as offered to all other providers (or their Affiliates) of the Senior Indebtedness and to the extent such adversely affected Lender decides to participate in the Senior Indebtedness, receive its pro rata share of the fees and any other similar benefit (other than Ancillary Fees) of the Senior Indebtedness afforded to the providers of the Senior Indebtedness (or any of their Affiliates) in connection with providing the Senior Indebtedness. (c) Other Specific Approvals. Notwithstanding the provisions of Section 11.01(a) or Section 11.01(b), (i) no amendment, waiver or consent shall, unless in writing and signed by an Issuing Bank in addition to the Lenders required above, affect the rights or duties of, or any fees or other amounts payable to, such Issuing Bank under this Agreement, any Issuance Notice or any other Loan Document relating to any Letter of Credit issued or to be issued by it, (ii) no amendment, waiver of consent shall, unless in writing and signed by the Swing Line Lender in addition to the Lenders required above, affect the rights or duties of, or any fees or other amounts payable to, the Swing Line Lender under this Agreement or any other Loan Document, (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent or Revolving Agent, as applicable, in addition to the Lenders required above, affect the rights or duties of, or any fees or other amounts payable to, the Administrative Agent or Revolving Agent, as applicable, under this Agreement or any other Loan Document, (iv) no amendment, waiver or consent shall, unless in writing and signed by the Collateral Agent in addition to the Lenders required above, affect the rights or duties of, or any fees or other amounts payable to, the Collateral Agent under this Agreement or any other Loan Document, (v) Section 11.07(g) may not be amended, waived or otherwise modified without the consent of each Granting Lender all or any part of whose Loans are being funded by an SPC at the time of such amendment, waiver or other modification, (vi) the consent of the Required Revolving Lenders or the Required Facility Lenders, as applicable, shall be required with respect to any amendment that by its terms adversely affects

- 223 - the rights of Lenders under such Facility in respect of payments hereunder in a manner different than such amendment affects other Facilities, (vii) the consent of the Required Revolving Lenders (but without the consent of other Lenders, including the Required Lenders) shall be required to amend, modify or waive (w) any condition precedent set forth in Section 4.02 with respect to making Revolving Loans, Swing Line Loans or the issuance of Letters of Credit, (x) any provision of Section 5.01(d) of the US Security Agreement or any of the component definitions thereof, (y) any provision of Section 5.01(d) of the Canadian Security Agreement or any of the component definitions thereof or (z) any provision of Section 6.5 of the Canadian Deed of Hypothec or any of the component definitions thereof, and (viii) the consent of the Required Revolving Lenders shall be required to amend, modify or waive (x) the definition of “Specified Revolver Default” or “Specified Revolver Trigger”, (y) the occurrence of any Specified Revolving Trigger and (z) any of the provisions of the Loan Documents relating to the administration of the Revolving Facility, in each case pursuant to this clause (viii), in a manner that is adverse to the Revolving Lenders. (d) Intercreditor Agreements. No Lender or Issuing Bank consent is required to effect any amendment or supplement to the Intercreditor Agreements or any other intercreditor agreement that is, (i) for the purpose of adding the holders of Pari Passu Lien Debt, Junior Lien Debt, Incremental Equivalent Debt, Permitted Pari Passu Secured Refinancing Debt or Permitted Junior Secured Refinancing Debt (or a Debt Representative with respect to any Indebtedness with respect to which it is a representative or agent) as parties thereto, as expressly contemplated by the terms of such intercreditor agreement (it being understood that any such amendment or supplement may make such other changes to the applicable intercreditor agreement as, in the good faith determination of the Administrative Agent and the Revolving Agent, are required to effectuate the foregoing), or (ii) expressly contemplated by the Intercreditor Agreements or any other intercreditor agreement expressly permitted to be entered into hereunder. (e) Financial Covenants. Unless and until a Financial Covenant Cross Default has occurred and remains continuing, only the consent of the Required Revolving Lenders shall be necessary to, and upon the occurrence and continuance of a Financial Covenant Cross Default, the consent of the Required Lenders shall be necessary to (i) waive or consent to any Financial Covenant Event of Default or amend or modify the terms of, or waive or consent to any Default or Event of Default with respect to, Section 9.02(b) (including the related definitions as used in such Sections, but not as used in other Sections of this Agreement) and/or (ii) amend this clause (e). Notwithstanding that, upon the occurrence of a Financial Covenant Cross Default, the consent of the Required Lenders shall be necessary to waive or consent to any Default or Event of Default resulting from a Financial Covenant Event of Default as set forth in the immediately preceding sentence, only the consent of the Required Revolving Lenders shall be necessary to (i) amend or modify the terms and provisions of Section 8.01 and/or Section 8.02 (in each case, whether or not a Financial Covenant Cross Default has occurred) and/or (ii) amend this sentence. (f) Additional Facilities and Replacement Loans. (i) Additional Facilities. This Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent, the Revolving Agent and the Borrowers (i) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees

- 224 - in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Loans and the accrued interest and fees in respect thereof and (ii) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders. (ii) Replacement Loans. The Loan Documents may be amended with the written consent of the Borrowers and the Lenders providing Replacement Loans (as defined below) to permit the refinancing, replacement or exchange of all outstanding Term Loans of any Class (“Refinanced Loans”) with replacement term loans (“Replacement Loans”) hereunder; provided that, (A) the aggregate principal amount of such Replacement Loans shall not exceed the aggregate principal amount of such Refinanced Loans (plus (x) the amount of all unpaid, accrued, or capitalized interest, penalties, premiums (including tender premiums), and other amounts payable with respect to any such Refinanced Loans and (y) underwriting discounts, fees, commissions, costs, expenses and other amounts payable with respect to such Replacement Loans); (B) the Weighted Average Life to Maturity of such Replacement Loans shall not be shorter than the remaining Weighted Average Life to Maturity of such Refinanced Loans at the time of such refinancing, (C) (1) any such Replacement Loans shall be on terms and conditions that are, taken as a whole, not materially more favorable to the lenders or holders providing such Indebtedness than those applicable to the Initial Term Loans, as determined in good faith by a Responsible Officer of the US Borrower in its reasonable judgment (except (x) for covenants applicable only to periods after the Latest Maturity Date of the Term Loans at the time of incurrence and (y) any term or condition to the extent such term or condition is also added for the benefit of the Lenders under the Term Loans) or (2) solely to the extent that any terms and conditions applicable to any Replacement Loans are not the same as, or substantially similar to, those then applicable to the Term Loans, shall otherwise reflect customary market terms and conditions at the time of such incurrence as determined in good faith by a Responsible Officer of the US Borrower in its reasonable judgment (provided that a certificate of a Responsible Officer delivered to the Administrative Agent and the Revolving Agent at least four Business Days (or such shorter period as may be agreed by the Administrative Agent and the Revolving Agent) prior to the incurrence of such Replacement Loans, together with a reasonably detailed description of the material covenants and events of default of such Indebtedness or drafts of the documentation relating thereto, stating that the US Borrower has determined in good faith that such terms and conditions satisfy the requirement of this clause (C) shall be conclusive evidence that such material covenants and events of default satisfy such requirement unless the Administrative Agent and the Revolving Agent notifies the US Borrower within such four Business Day (or shorter) period that it disagrees with such determination (including a description of the basis upon which it disagrees)); provided further that this clause (C) will not apply to (w) terms addressed in the other clauses of this clause (ii), (x) interest rate, rate floors, fees, funding discounts and other pricing terms and optional prepayment provisions, (y) redemption, prepayment or other premiums, and (z) optional prepayment or redemption terms. For the avoidance of doubt, any Affiliated Lender that provides any Replacement Loans shall be subject to the limitations on Affiliated Lenders set forth in Section 11.07(h) (including the Affiliated Lender Term Loan Cap), and

- 225 - (D) no amendment, modification or waiver of this Agreement or any Loan Document altering the ratable treatment of Obligations arising under Secured Hedge Agreements or under Cash Management Obligations resulting in such Obligations being junior in right of payment to principal on the Loans (other than to the same extent as on the Closing Date) or resulting in Obligations owing to any Hedge Bank or any Cash Management Obligations becoming unsecured (other than releases of Liens permitted in accordance with the terms hereof), in each case in a manner materially adverse to any Hedge Bank or any Cash Management Bank, shall be effective without the written consent of such Hedge Bank or such Cash Management Bank, as applicable. (g) [Reserved]. (h) Certain Amendments to Loan Documents. The Guaranty, the Collateral Documents and related documents executed by Holdings, Holdings GP, the Borrowers and/or the Restricted Subsidiaries in connection with this Agreement and the other Loan Documents may be in a form reasonably determined by the Administrative Agent and may be, together with this Agreement, amended and waived with the consent of the Administrative Agent at the request of a Borrower without the need to obtain the consent of any other Lender if such amendment or waiver is delivered in order (i) to comply with local Law or advice of local counsel, (ii) to cure ambiguities, errors or defects (as reasonably determined by the Administrative Agent and the US Borrower with such determination being conclusive and binding), (iii) to cause such Guaranty, Collateral Document or other document to be consistent with this Agreement and the other Loan Documents or (iv) for administrative clarity (as conclusively determined by the Administrative Agent and the US Borrower in good faith). (i) Defaulting Lenders, Disqualified Lenders and Net Short Lenders. (i) Defaulting Lenders and Disqualified Lenders. No Defaulting Lender or Disqualified Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders, the Required Lenders, the Required Facility Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders or Disqualified Lender), except that (A) the Commitment of any Defaulting Lender or Disqualified Lender may not be increased or extended without the consent of such Defaulting Lender or such Disqualified Lender and (B) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender or Disqualified Lender (other than any Disqualified Lender described in clause (d) of the definition thereof) more adversely than other affected Lenders shall require the consent of such Defaulting Lender or Disqualified Lender, as applicable. (ii) Net Short Lenders. Net Short Lenders shall have the right to approve or disapprove any amendment, waiver or consent only to the extent set forth in Section 11.28. Notices and Other Communications; Facsimile Copies. (a) General. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by e-mail as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

- 226 - (i) if to Holdings, Holdings GP, a Borrower, the Issuing Banks, the Swing Line Lender, the Collateral Agent, the Revolving Agent or the Administrative Agent, to the address, electronic mail address or telephone number specified for such Person on Schedule 11.02; and (ii) if to any other Lender, to the address, electronic mail addresses or telephone number specified in its Administrative Questionnaire. Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; and notices deposited in the United States mail with postage prepaid and properly addressed shall be deemed to have been given within three Business Days of such deposit; provided that no notice to any Agent shall be effective until received by such Agent. Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below shall be effective as provided in such subsection (b). (b) Electronic Communication. Notices and other communications to any Agent, the Lenders, the Swing Line Lender and the Issuing Banks hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites, including the Platform) pursuant to procedures approved by the Administrative Agent, and the Revolving Agent, provided that the foregoing shall not apply to notices to any Agent, Lender, Swing Line Lender or the Issuing Banks pursuant to Article II if such Person, as applicable, has notified the Administrative Agent and the Revolving Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent, the Revolving Agent or a Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. (c) Receipt. Unless the Administrative Agent and the Revolving Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor. (d) Risks of Electronic Communications. Each Loan Party understands that the distribution of materials through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution and agrees and assumes the risks associated with such electronic distribution, except to the extent caused by the willful misconduct or gross negligence of the Administrative Agent, the Revolving Agent, any Lender, the Swing Line Lender or any Issuing Bank as determined by a final, non-appealable judgment of a court of competent jurisdiction. (e) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS OR IN THE PLATFORM. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN

- 227 - CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent, the Revolving Agent or any of its Agent-Related Persons or any Lead Arranger (collectively, the “Agent Parties”) have any liability to Holdings, Holdings GP, the Borrowers, any Lender, the Swing Line Lender, any Issuing Bank or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrowers’ or the Administrative Agent’s or Revolving Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to Holdings, Holdings GP, the Borrowers, any Lender, the Swing Line Lender, any Issuing Bank or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages). Each Loan Party, each Lender, each Issuing Bank and each Agent agrees that the Administrative Agent and the Revolving Agent may, but shall not be obligated to, store any Borrower Materials on the Platform in accordance with the Administrative Agent’s and the Revolving Agent’s customary document retention procedures and policies. (f) Change of Address. Each of Holdings, Holdings GP, the Borrowers, the Administrative Agent, the Revolving Agent, the Swing Line Lender and the Issuing Banks may change its address, electronic mail address or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, electronic mail address or telephone number for notices and other communications hereunder by notice to the Borrowers, the Administrative Agent, the Revolving Agent, the Collateral Agent, the Swing Line Lender and the Issuing Banks. In addition, each Lender agrees to notify the Administrative Agent and the Revolving Agent from time to time to ensure that the Administrative Agent and the Revolving Agent has on record (i) an effective address, contact name, telephone number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. (g) Reliance by the Administrative Agent, the Revolving Agent, the Issuing Banks and the Lenders. The Administrative Agent, the Revolving Agent, the Issuing Banks and the Lenders shall be entitled to rely and act upon any notices (including Committed Loan Notices, Swing Line Loan Requests and Issuance Notices) purportedly given by or on behalf of a Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. All telephonic notices to and other telephonic communications with the Administrative Agent and the Revolving Agent may be recorded by the Administrative Agent and the Revolving Agent, and each of the parties hereto hereby consents to such recording. The Borrowers shall indemnify the Administrative Agent, the Revolving Agent, the Issuing Banks and the Lenders and each Agent-Related Person from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of a Borrower in the absence of gross negligence, bad faith or willful misconduct as determined in a final and non-appealable judgment by a court of competent jurisdiction. (h) Private-Side Information Contacts. Each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private-Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States federal and state securities Laws and Canadian federal, provincial and territorial securities laws, to make reference to information that is not made available through the “Public-Side Information” portion of the Platform and that may contain Private-Side Information with respect to Holdings, its Subsidiaries or their respective securities for purposes of United States federal or state securities laws or Canadian federal, provincial or territorial securities laws. In the event that any Public

- 228 - Lender has determined for itself to not access any information disclosed through the Platform or otherwise, such Public Lender acknowledges that (i) other Lenders may have availed themselves of such information and (ii) neither the Borrowers, the Revolving Agent nor the Administrative Agent has (A) any responsibility for such Public Lender’s decision to limit the scope of the information it has obtained in connection with this Agreement and the other Loan Documents and (B) any duty to disclose such information to such Public Lender or to use such information on behalf of such Public Lender, and shall not be liable for the failure to so disclose or use, such information. No Waiver; Cumulative Remedies. No forbearance, failure or delay by any Lender or any Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall impair such right, remedy, power or privilege or operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and independent of any rights, remedies, powers and privileges provided by Law. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Borrowers shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent and the Revolving Agent in accordance with Article X for the benefit of all the Lenders and the Issuing Banks; provided that the foregoing shall not prohibit (i) the Administrative Agent and the Revolving Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in itstheir respective capacity as Administrative Agent and the Revolving Agent) hereunder and under the other Loan Documents, (ii) any Issuing Bank or the Swing Line Lender from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as an Issuing Bank or the Swing Line Lender, as applicable) hereunder and under the other Loan Documents, (iii) any Lender from exercising setoff rights in accordance with Section 11.09 (subject to the terms of Section 2.15) or (iv) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to a Borrower under any Debtor Relief Law; provided, further, that if at any time there is no Person acting as Administrative Agent or Revolving Agent hereunder and under the other Loan Documents, then (A) the Required Lenders shall have the rights otherwise provided to the Administrative Agent and/or the Revolving Agent pursuant to Article X and (B) in addition to the matters set forth in clauses (ii), (iii) and (iv) of the preceding proviso and subject to Section 2.15, any Lender may, with the consent of the Required Lenders, enforce any rights or remedies available to it and as authorized by the Required Lenders. Attorney Costs and Expenses. The Borrowers agree (a) if the Closing Date occurs, to pay or reimburse the Administrative Agent, the Revolving Agent the Collateral Agent, the Lead Arrangers, the Supplemental Administrative Agents, the Revolving Lenders, the Issuing Banks and the Swing Line Lender for all reasonable and documented in reasonable detail out-of-pocket expenses incurred on or after the Closing Date in connection with the preparation, execution, delivery and administration of this Agreement and the other Loan Documents and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the transactions contemplated thereby are consummated), limited, in the case of legal fees and expenses, to the Attorney Costs of one primary counsel to the Revolving Lenders, the Issuing Banks and the Swing Line Lender, taken as a whole, one primary counsel to all such other parties and, if reasonably necessary, one local counsel in each relevant jurisdiction material to the interests of the Lenders taken as a whole (which may be a single local counsel acting in multiple material jurisdictions), and (b) to pay or reimburse the Administrative Agent, the Revolving Agent, the Collateral Agent, the Lead Arrangers, the Supplemental Administrative Agents, the Issuing Banks, the Swing Line Lender and the Lenders for all reasonable and documented in reasonable detail out-of-pocket

- 229 - costs and expenses incurred in connection with the enforcement or protection of any rights or remedies under this Agreement or the other Loan Documents (including all such costs and expenses incurred during any legal proceeding, including any proceeding under any Debtor Relief Law, and including all Attorney Costs of one counsel to the Revolving Lenders, the Issuing Banks and the Swing Line Lender, taken as a whole, and one counsel to the Administrative Agent, the Revolving Agent, the Collateral Agent, the Lead Arrangers, the Supplemental Administrative Agents and the Lenders (other than the Revolving Lenders) taken as a whole (and, if reasonably necessary, one local counsel in any relevant material jurisdiction (which may be a single local counsel acting in multiple material jurisdictions) and, solely in the event of an actual or perceived conflict of interest between the Administrative Agent, the Revolving Agent the Collateral Agent, the Lead Arrangers, the Supplemental Administrative Agents, the Issuing Banks, the Swing Line Lender and the Lenders, where the Person or Persons affected by such conflict of interest inform the Borrowers in writing of such conflict of interest, one additional counsel in each relevant material jurisdiction to each group of affected Persons similarly situated taken as a whole)). The agreements in this Section 11.04 shall survive the termination of the Aggregate Commitments and repayment of all other Obligations. All amounts due under this Section 11.04 shall be paid promptly following receipt by the Borrowers of an invoice relating thereto setting forth such expenses in reasonable detail. If any Loan Party fails to pay when due any costs, expenses or other amounts payable by it hereunder or under any Loan Document, such amount may be paid on behalf of such Loan Party by the Administrative Agent or the Revolving Agent, as applicable, in its sole discretion. Expenses shall be deemed to be documented in reasonable detail only if they provide the detail required to enable the Borrowers, acting in good faith, to determine that such expenses relate to the activities with respect to which reimbursement is required hereunder. Each Borrower and each other Loan Party hereby acknowledge that the Administrative Agent, the Revolving Agent and/or any Lender may receive a benefit, including a discount, credit or other accommodation, from any of such counsel based on the fees such counsel may receive on account of their relationship with the Administrative Agent, the Revolving Agent and/or such Lender, including fees paid pursuant to this Agreement or any other Loan Document. Indemnification by the Borrowers. The Borrowers shall indemnify and hold harmless the Administrative Agent, the Revolving Agent any Supplemental Administrative Agent, the Collateral Agent, the Issuing Banks, the Swing Line Lender, each Lender, each Lead Arranger, each Joint Bookrunner and their respective Affiliates, directors, officers, directors, employees, agents, advisors, partners, shareholders, trustees, controlling persons, and other representatives (collectively, the “Indemnitees”) from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with (but limited, in the case of legal fees and expenses, to the Attorney Costs of one counsel to all Indemnitees taken as a whole and, if reasonably necessary, a single local counsel for all Indemnitees taken as a whole in each relevant jurisdiction that is material to the interest of such Indemnitees (which may be a single local counsel acting in multiple material jurisdictions), and solely in the case of an actual or perceived conflict of interest between Indemnitees (where the Indemnitee affected by such conflict of interest informs the Borrowers in writing of such conflict of interest), one additional counsel in each relevant jurisdiction to each group of affected Indemnitees similarly situated taken as a whole), (a) the execution, delivery, enforcement, performance or administration of any Loan Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby or the consummation of the transactions contemplated thereby (including the reliance in good faith by any Indemnitee on any notice purportedly given by or on behalf of a Borrower or any Loan Party), (b) the Transaction,

- 230 - (c) any Commitment, Loan, Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by any Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (d) any actual or alleged presence or release of, or exposure to, any Hazardous Materials on or from any property currently or formerly owned or operated by a Borrower or any other Loan Party, or any Environmental Claim or Environmental Liability arising out of the activities or operations of or otherwise related to a Borrower or any other Loan Party, or (e) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) and regardless of whether any Indemnitee is a party thereto (all the foregoing, collectively, the “Indemnified Liabilities”); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that a court of competent jurisdiction determines in a final, non-appealable judgment that any such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements resulted from (i) the gross negligence, bad faith or willful misconduct of such Indemnitee or of any Related Indemnified Person of such Indemnitee, (ii) a material breach of any obligations of such Indemnitee under any Loan Document by such Indemnitee or Related Indemnified Person, or (iii) any dispute solely among Indemnitees or of any Related Indemnified Person of such Indemnitee other than any claims against an Indemnitee in its capacity or in fulfilling its role as the Administrative Agent, the Revolving Agent, the Collateral Agent, an Issuing Bank, the Swing Line Lender or a Lead Arranger (or other Agent role) under the Facility and other than any claims arising out of any act or omission of the Borrowers or any of their Affiliates. To the extent that the undertakings to indemnify and hold harmless set forth in this Section 11.05 may be unenforceable in whole or in part because they are violative of any applicable law or public policy, the Borrowers shall contribute the maximum portion that they are permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them. No Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through Syndtrak or other similar information transmission systems in connection with this Agreement, except to the extent resulting from the willful misconduct, bad faith or gross negligence of such Indemnitee or any Related Indemnified Person (as determined by a final and non- appealable judgment of a court of competent jurisdiction), nor shall any Indemnitee or any Loan Party have any liability for any special, punitive, indirect or consequential damages relating to this Agreement or any other Loan Document or arising out of its activities in connection herewith or therewith (whether before or after the Closing Date) (other than, in the case of any Loan Party, in respect of any such damages incurred or paid by an Indemnitee to a third party). In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 11.05 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Loan Party, its directors, stockholders or creditors or an Indemnitee or any other Person, whether or not any Indemnitee is otherwise a party thereto and whether or not any of the transactions contemplated hereunder or under any of the other Loan Documents is consummated. All amounts due under this Section 11.05 (after the determination of a court of competent jurisdiction, if required pursuant to the terms of this Section 11.05) shall be paid within twenty Business Days after written demand therefor. The agreements in this Section 11.05 shall survive the resignation of the Administrative Agent, the Revolving Agent, the Collateral Agent, the Swing Line Lender or any Issuing Bank, replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations. This Section 11.05 shall not apply to Taxes, except it shall apply to any Taxes that represent losses, claims, damages, etc. arising from a non-Tax claim (including a value added tax or similar tax charged with respect to the supply of legal or other services).

- 231 - Marshaling; Payments Set Aside. None of the Administrative Agent, the Revolving Agent, any Lender, the Collateral Agent or any Issuing Bank shall be under any obligation to marshal any assets in favor of the Loan Parties or any other Person or against or in payment of any or all of the Obligations. To the extent that any payment by or on behalf of the Borrowers is made to any Agent, any Lender or any Issuing Bank (or to the Administrative Agent or the Revolving Agent, on behalf of any Lender or any Issuing Bank), or any Agent or any Lender enforces any security interests or exercises its right of setoff, and such payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required (including pursuant to any settlement entered into by such Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied and all Liens, rights and remedies therefor or related thereto, shall be revived and continued in full force and effect as if such payment or payments had not been made or such enforcement or setoff had not occurred and (b) each Lender and each Issuing Bank severally agrees to pay to the AdministrativeApplicable Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the AdministrativeApplicable Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that none of Holdings, Holdings GP, the US Borrower or the Canadian Borrower may, except as permitted by Section 7.04 or Section 7.10(b), assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent, the Revolving Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except, (i) to an assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section, (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (f) of this Section, or (iv) to an SPC in accordance with the provisions of subsection (g) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Agent- Related Persons of each of the Administrative Agent, the Revolving Agent, the Issuing Banks and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement, including all or a portion of its Commitment and the Loans (including, for purposes of this Section 11.07(b), participations in Letters of Credit and in Swing Line Loans) at the time owing to it; provided that any such assignment shall be subject to the following conditions:

- 232 - (i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Term Loans at the time held by it, in the case of an assignment of the entire remaining amount of the assigning Lender’s Revolving Commitment and Revolving Loans at the time held by it or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) with respect to any assignment not described in subsection (b)(i)(A) of this Section, such assignment shall be in an aggregate amount of not less than (1) with respect to the assigning Lender’s Term Loans, $1,000,000 and (2) with respect to the assigning Lender’s Revolving Commitment and Revolving Loans, $5,000,000, unless in each case of clauses (1) and (2) each of the Administrative Agent and the Revolving Agent, and so long as no Specified Event of Default has occurred and is continuing at the time of such assignment, the Borrowers otherwise consent (such consent not to be unreasonably withheld or delayed). (ii) Proportionate Amounts. Each partial assignment of Term Loans shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Term Loans assigned, and each partial assignment of Revolving Commitments and/or Revolving Loans shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Revolving Commitments and/or Revolving Loans being assigned, except that this clause (ii) shall not (x) apply to the Swing Line Lender’s rights and obligations in respect of Swing Line Loans or (y) prohibit any Lender from assigning all or a portion of its rights and obligations among separate Facilities on a non-pro rata basis. (iii) Required Consents. No consent shall be required for any assignment except to the extent required by Section 11.07(b)(i)(B) and the following: (A) the consent of the Borrowers (such consent not to be unreasonably withheld or delayed) shall be required unless (1) a Specified Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is made (a) with respect to Term Loans to a Lender, an Affiliate of a Lender or an Approved Fund and (b) with respect to Revolving Commitments and Revolving Loans, to a Revolving Lender or an Affiliate of the assigning Revolving Lender; provided, however, that the Borrowers shall be deemed to have consented to any assignment of Term Loans if the Borrowers do not respond within ten Business Days of a written request for its consent with respect to such assignment; (B) the consent of the AdministrativeApplicable Agent (such consent not to be unreasonably withheld or delayed) shall be required if such assignment is to a Person that is not a Lender, an Affiliate of such Lender or an Approved Fund; provided, however, that the consent of the AdministrativeApplicable Agent shall not be required for any assignment to an Affiliated Lender or a Person that upon effectiveness of an assignment would be an Affiliated Lender, except for the separate consent rights of the Administrative Agent pursuant to clause (h) of this Section 11.07; (C) with respect to assignments of Revolving Loans and/or Revolving Commitments, the Swing Line Lender (such consent not to be unreasonably withheld, conditioned or delayed); and

(D) with respect to assignments of Revolving Loans and/or Revolving Commitments, each Issuing Bank (such consent not to be unreasonably withheld, conditioned or delayed).

(iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the ~~Administrative~~Applicable Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; *provided* that (A) the ~~Administrative~~Applicable Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment and (B) no processing and recordation fee shall be payable in connection with an assignments by or to a Lead Arranger or its Affiliates. The Eligible Assignee, if it is not a Lender, shall deliver to the ~~Administrative~~Applicable Agent Applicable an Administrative Questionnaire and any KYC documentation including any tax forms required under Sections 3.01(b), (c), (d) and (e), as applicable. Upon receipt of the processing and recordation fee and any written consent to assignment required by Section 11.07(b)(iii), the ~~Administrative~~Applicable Agent shall promptly accept such Assignment and Assumption and record the information contained therein in the Register.

(v) No Assignments to Certain Persons. No such assignment shall be made,

(A) to Holdings, Holdings GP, the Borrowers or any of the Subsidiaries of Holdings or Holdings GP except as permitted under Section 2.07(a)(iv) or under subsection (l) below,

(B) subject to subsection (h) below, any of the Borrowers' Affiliates (other than Holdings, Holdings GP or any of the US Borrower's Subsidiaries),

(C) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing persons described in this clause,

(D) to a natural person, or

(E) to any Person described in the proviso to the definition of "Eligible Assignee".

A Lender shall be entitled to rely conclusively on any Net Short Representation made (or deemed made) to it in any Assignment and Assumption and shall have no duty to inquire as to or investigate the accuracy of any Net Short Representation.

(vi) Defaulting Lenders Assignments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the ~~Administrative~~Applicable Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or sub-participations, or other compensating actions, including funding, with the consent of the Borrowers and the ~~Administrative~~Applicable Agent, the applicable Pro Rata Share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (A) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the ~~Administrative~~Applicable Agent, the Issuing Banks, the Swing Line Lender and each other Lender hereunder (and interest accrued thereon), and (B) acquire (and fund as appropriate) its full Pro Rata Share of all Loans and

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- 234 - participations in Letters of Credit and Swing Line Loans. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. Subject to acceptance and recording thereof by the AdministrativeApplicable Agent pursuant to clause (c) of this Section (and, in the case of an Affiliated Lender or a Person that, after giving effect to such assignment, would become an Affiliated Lender, subject to the requirements of clause (h) of this Section), from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement (except in the case of an assignment to or purchase by Holdings, Holdings GP, a Borrower or any of Holdings’ Subsidiaries) and, to the extent of the interest assigned by such Assignment and Assumption and as permitted by this Section 11.07, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05, 11.04 and 11.05 with respect to facts and circumstances occurring prior to the effective date of such assignment); provided that anything contained in any of the Loan Documents to the contrary notwithstanding, each Issuing Bank shall continue to have all rights and obligations with respect to any Letters of Credit issued by it until the cancellation or expiration of such Letters of Credit and the reimbursement of any amounts drawn thereunder. Upon request, and the surrender by the assigning Lender of its applicable Notes, the Borrowers (at their expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section. (c) Register. The AdministrativeApplicable Agent, acting solely for this purpose as a non- fiduciary agent of the Borrowers (and such agency being solely for Tax purposes), shall maintain at one of the Administrative Agent’s Offices and the Revolving Agent’s Offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts and stated interest of the Loans and Letter of Credit Obligations (specifying the Reimbursement Obligations), Letter of Credit Borrowings and other amounts due under Section 2.04 owing to each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrowers, the Agents and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers or any Lender (but only, in the case of a Lender at the Administrative Agent’s Office and the Revolving Agent’s Offices and with respect to any entry relating to such Lender’s Commitments, Loans, Letter of Credit Obligations and other Obligations), at any reasonable time and from time to time upon reasonable prior written notice. This Section 11.07(c) and Section 2.13 shall be construed so that all Loans are at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code and any related Treasury regulations (or any other relevant or successor provisions of the Code or of such Treasury regulations). (d) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrowers, the Administrative Agent, the Revolving Agent, the Issuing Banks, the Swing Line Lender or any other Person sell participations to any Person (other than to (1) a natural person, (2) a Borrower or any of the Borrowers’ Affiliates or Subsidiaries or (3) any Person described in the proviso to the definition of “Eligible Assignee”) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations

- 235 - under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in Letters of Credit and/or Swing Line Loans) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement or any other Loan Document; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in Section 11.01(b) (other than clause (iv) thereof) that directly and adversely affects such Participant. Subject to subsection (e) of this Section, the Borrowers agree that each Participant shall be entitled to the benefits of Sections 3.01 (subject to the requirements of Sections 3.01(b), (c), (d) and (e), as applicable (it being understood that the documentation required under such Sections shall be delivered to the participating Lender)), 3.04 and 3.05 (through the applicable Lender) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section 11.07. To the extent permitted by applicable Law, each Participant also shall be entitled to the benefits of Section 11.09 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.15 as though it were a Lender. To the extent that any participation is purported to be made to a Disqualified Lender (other than a Net Short Lender) or to any Person that was (at the time of such participation) a Net Short Lender on a pro forma basis for such participation, such transaction shall be subject to the applicable provisions of Section 11.28(a) (and the Borrowers shall be entitled to seek specific performance in any applicable court of law or equity to enforce this sentence); provided that a Lender shall be entitled to rely conclusively on any Net Short Representation made (or deemed made) to it in any agreement or instrument documenting or otherwise evidencing such Participation and shall have no duty to inquire as to or investigate the accuracy of any Net Short Representation therein or provided in connection with such Participation. (e) Limitations upon Participant Rights. A Participant shall not be entitled to receive any greater payment under Section 3.01, 3.04 or 3.05 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrowers’ prior written consent, such consent not to be unreasonably withheld or delayed, or such entitlement to a greater payment results from a change in law that occurs after the Participant acquired the participation. Each Lender that sells a participation or has a loan funded by an SPC shall (acting solely for this purpose as a non-fiduciary agent of the Borrowers) maintain a register complying with the requirements of Sections 163(f), 871(h) and 881(c)(2) of the Code and the Treasury regulations (or any other relevant or successor provisions of the Code or of such Treasury regulations) issued thereunder relating to the exemption from withholding for portfolio interest on which is entered the name and address of each Participant or SPC and the principal amounts (and stated interest) of each Participant’s or SPC’s interest in the Loans or other obligations under this Agreement (the “Participant Register”). A Lender shall not be obligated to disclose the Participant Register to any Person except to the extent such disclosure is necessary to establish that any Loan or other obligation is in registered form under Section 5f.103-1(c) or proposed Section 1.163-5(b) of the United States Treasury regulations (or any amended or successor version). The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. (f) Liens on Loans. Any Lender may, at any time without the consent of the Borrowers or the Administrative Agent or the Revolving Agent, pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Notes, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or any other central

- 236 - bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (g) Special Purpose Funding Vehicles. Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle identified as such in writing from time to time by the Granting Lender to the AdministrativeApplicable Agent and the Borrowers (an “SPC”) the option to provide all or any part of any Loan that such Granting Lender would otherwise be obligated to make pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to fund any Loan, and (ii) if an SPC elects not to exercise such option or otherwise fails to make all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. Each party hereto hereby agrees that (A) neither the grant to any SPC nor the exercise by any SPC of such option shall increase the costs or expenses or otherwise increase or change the obligations of the Borrowers under this Agreement (including their obligations under Sections 3.01, 3.04 and 3.05), (B) no SPC shall be liable for any indemnity or similar payment obligation under this Agreement for which a Lender would be liable, and (C) the Granting Lender shall for all purposes, including the approval of any amendment, waiver or other modification of any provision of any Loan Document, remain the lender of record hereunder. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior debt of any SPC, it will not institute against, or join any other Person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceeding under the laws of the United States or any State thereof or the laws of Canada or any province or territory thereof. Notwithstanding anything to the contrary contained herein, any SPC may (1) with notice to, but without prior consent of the Borrowers and the Administrative Agent and the Revolving Agent and with the payment of a processing fee of $3,500 (which processing fee may be waived by the AdministrativeApplicable Agent in its sole discretion), assign all or any portion of its rightrights to receive payment with respect to any Loan to the Granting Lender and (2) disclose on a confidential basis any non-public information relating to its funding of Loans to any rating agency, commercial paper dealer or provider of any surety or Guarantee or credit or liquidity enhancement to such SPC. (h) Affiliated Lenders. Any Lender may, at any time, assign all or a portion of its rights and obligations with respect to Loans and Commitments under this Agreement (including under Incremental Term Facilities) to a Person who is or will become, after such assignment, an Affiliated Lender (including any Affiliated Debt Fund) through (i) Dutch auctions open to all Lenders in accordance with the procedures set forth on Exhibit L or (ii) open market purchase on a non-pro rata basis, in each case subject to the following limitations applicable to Affiliated Lenders that are not Affiliated Debt Funds: (i) Such Affiliated Lenders (A) will not receive information provided solely to Lenders by the Administrative Agent, the Revolving Agent or any Lender except to the extent such materials are made available to the Borrowers and will not be permitted to attend or participate in conference calls or meetings attended solely by the Lenders and the Administrative Agent, the Revolving Agent, other than the right to receive notices of prepayments and other administrative notices in respect of its Term Loans or Commitments required to be delivered to Lenders pursuant to Article II, (B) will not receive the advice of counsel provided solely to the Administrative Agent, the Revolving Agent or the Lenders, and (C) may not challenge the attorney-client privilege between the Administrative Agent, the Revolving Agent and counsel to the Administrative Agent, the Revolving Agent or between the Lenders and counsel to the Lenders;

- 237 - (ii) the Assignment and Assumption will include either (A) a representation by the applicable Affiliated Lender acquiring or disposing of Term Loans in such assignment that, as of the date of any such purchase or sale, it is not in possession of material non-public information with respect to the Borrowers, their Subsidiaries or their respective securities or (B) a statement by the applicable Affiliated Lender acquiring or disposing of Term Loans in such assignment that it cannot make the representation set forth in the foregoing clause (A); (iii) (A) the aggregate principal amount of Term Loans held by all Affiliated Lenders that are not Affiliated Debt Funds shall not exceed 25% of the aggregate outstanding principal amount of all Term Loans at the time of purchase or assignment (such percentage, the “Affiliated Lender Term Loan Cap”), (B) unless otherwise agreed to in writing by the Required Facility Lenders, regardless of whether consented to by the Administrative Agent, the Revolving Agent or otherwise, no assignment which would result in Affiliated Lenders that are not Affiliated Debt Funds holding Term Loans with an aggregate principal amount in excess of the Affiliated Lender Term Loan Cap, shall in either case be effective with respect to such excess amount of the Term Loans (and such excess assignment shall be and be deemed null and void); provided that each of the parties hereto agrees and acknowledges that the Administrative Agent, the Revolving Agent shall not be liable for any losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever incurred or suffered by any Person in connection with any compliance or non-compliance with this clause (h)(iii) or any purported assignment exceeding the Affiliated Lender Term Loan Cap limitation or for any assignment being deemed null and void hereunder and (C) in the event of an acquisition pursuant to the last sentence of this clause (h) which would result in the Affiliated Lender Term Loan Cap being exceeded, the most recent assignment to an Affiliated Lender involved in such acquisition shall be unwound and deemed null and void to the extent that the Affiliated Lender Term Loan Cap, would otherwise be exceeded; and (iv) Affiliated Lenders may not purchase Revolving Loans or Revolving Commitments. As a condition to each assignment pursuant to this clause (h), (A) the Administrative Agent or Revolving Agent, as applicable, shall have been provided a notice in the form of Exhibit D-2 to this Agreement in connection with each assignment to an Affiliated Lender or an Affiliated Debt Fund or a Person that upon effectiveness of such assignment would constitute an Affiliated Lender or an Affiliated Debt Fund, and (without limitation of the provisions of clause (iii) above) shall be under no obligation to record such assignment in the Register until three Business Days after receipt of such notice and (B) the Administrative Agent or Revolving Agent, as applicable, shall have consented to such assignment (which consent shall not be withheld unless the Administrative Agent or Revolving Agent, as applicable, reasonably believes that such assignment would violate clause (h)(iii) of this Section 11.07). Each Affiliated Lender and each Affiliated Debt Fund agrees to notify the Administrative Agent or Revolving Agent, as applicable, promptly (and in any event within ten Business Days) if it acquires any Person who is also a Lender, and each Lender agrees to notify the Administrative Agent or Revolving Agent, as applicable, promptly (and in any event within ten Business Days) if it becomes an Affiliated Lender or an Affiliated Debt Fund. Such notice shall contain the type of information required and be delivered to the same addressee as set forth in Exhibit D-2. (i) Voting Limitations. Notwithstanding anything in Section 11.01 or the definition of “Required Lenders” to the contrary:

(i) for purposes of determining whether the Required Lenders have (A) consented (or not consented) to any amendment, modification, waiver, consent or other action with respect to any of the terms of any Loan Document or any departure by any Loan Party therefrom, or subject to Section 11.07(j), any plan of reorganization pursuant to the U.S. Bankruptcy Code, (B) otherwise acted on any matter related to any Loan Document, or (C) directed or required the Administrative Agent, the Revolving Agent or any Lender to undertake any action (or refrain from taking any action) with respect to or under any Loan Document, in each case, that does not require the consent of a specific Lender, each Lender or each affected Lender, or does not affect such Affiliated Lender that is not an Affiliated Debt Fund in a disproportionately adverse manner as compared to other Lenders holding similar obligations, Affiliated Lenders that are not Affiliated Debt Funds will be deemed to have voted in the same proportion as non-Affiliated Lenders voting on such matters; and

(ii) Affiliated Debt Funds may not in the aggregate account for more than 49.9% of the amounts set forth in the calculation of Required Lenders and any amount in excess of 49.9% will be subject to the limitations set forth in clause (i)(i) above.

(j) Insolvency Proceedings. Notwithstanding anything in this Agreement or the other Loan Documents to the contrary, each Affiliated Lender that is not an Affiliated Debt Fund hereby agrees that, if a proceeding under any Debtor Relief Law shall be commenced by or against a Borrower or any other Loan Party at a time when such Lender is an Affiliated Lender, such Affiliated Lender irrevocably authorizes and empowers the ~~Administrative~~Applicable Agent to vote on behalf of such Affiliated Lender with respect to the Term Loans held by such Affiliated Lender in any manner in the ~~Administrative~~Applicable Agent's sole discretion, unless the ~~Administrative~~Applicable Agent instructs such Affiliated Lender to vote, in which case such Affiliated Lender shall vote with respect to the Term Loans held by it as the ~~Administrative~~Applicable Agent directs; *provided* that such Affiliated Lender shall be entitled to vote in accordance with its sole discretion (and not in accordance with the direction of the ~~Administrative~~Applicable Agent) in connection with any plan of reorganization to the extent any such plan of reorganization proposes to treat any Obligations held by such Affiliated Lender in a manner that is less favorable in any material respect to such Affiliated Lender than the proposed treatment of similar Obligations held by Lenders that are not Affiliates of the Borrowers. The Lenders and each Affiliated Lender that is not an Affiliated Debt Fund agree and acknowledge that the provisions set forth in this Section 11.07(j) and the related provisions set forth in each Assignment and Assumption entered into by an Affiliated Lender constitute a "subordination agreement" as such term is contemplated by, and utilized in, Section 510(a) of the U.S. Bankruptcy Code, and, as such, would be enforceable for all purposes in any case where Holdings, Holdings GP, a Borrower or any Restricted Subsidiary has filed for protection under any law relating to bankruptcy, insolvency or reorganization or relief of debtors applicable to Holdings, Holdings GP, such Borrower or such Restricted Subsidiary, as applicable. Each Affiliated Lender hereby irrevocably appoints the ~~Administrative~~Applicable Agent (such appointment being coupled with an interest) as such Affiliated Lender's attorney-in-fact, with full authority in the place and stead of such Affiliated Lender and in the name of such Affiliated Lender (solely in respect of Term Loans and participations therein and not in respect of any other claim or status such Affiliated Lender may otherwise have), from time to time in the ~~Administrative~~Applicable Agent's discretion to take any action and to execute any instrument that the ~~Administrative~~Applicable Agent may deem reasonably necessary to vote on behalf of such Affiliated Lender as set forth in this Section 11.07(j).

(k) Resignation of Swing Line Lender and Issuing Bank. Notwithstanding anything to the contrary contained herein, any Issuing Bank or the Swing Line Lender may, upon thirty days' notice to the Borrowers and the Revolving Lenders, resign as an Issuing Bank or the Swing Line Lender, respectively; *provided* that on or prior to the expiration of such 30-day period with respect to such resignation, the relevant Issuing Bank or the Swing Line Lender shall have identified a successor Issuing Bank or Swing Line Lender reasonably acceptable to the Borrowers willing to accept its appointment as successor Issuing

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- 239 - Bank or Swing Line Lender hereunder. In the event of any such resignation of an Issuing Bank or the Swing Line Lender, the Borrowers shall be entitled to appoint from among the Lenders willing to accept such appointment a successor Issuing Bank or Swing Line Lender hereunder; provided that no failure by the Borrowers to appoint any such successor shall affect the resignation of the relevant Issuing Bank or the Swing Line Lender, as the case may be, except as expressly provided above. If an Issuing Bank resigns as an Issuing Bank, it shall retain all the rights and obligations of an Issuing Bank hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as an Issuing Bank and all Letter of Credit Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or Canadian Prime Rate Loans or fund risk participations in Letters of Credit pursuant to Section 2.04(c)). If the Swing Line Lender resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or Canadian Prime Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.03(c). Upon the appointment by the Borrowers of a successor Issuing Bank or Swing Line Lender hereunder (which successor shall in all cases be a Lender other than a Defaulting Lender), (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Issuing Bank or Swing Line Lender, as applicable, (ii) the retiring Issuing Bank or Swing Line Lender, as applicable, shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (iii) the successor Issuing Bank shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring Issuing Bank to effectively assume the obligations of the retiring Issuing Bank with respect to such Letters of Credit. (l) Assignments to Borrowers, etc. (i) Any Lender may, so long as no Event of Default has occurred and is continuing or would result therefrom, assign all or a portion of its rights and obligations with respect to the Term Loans and the Term Loan Commitments under this Agreement to Holdings, Holdings GP, a Borrower or any of its Subsidiaries through (i) Dutch auctions open to all Lenders in accordance with the procedures set forth on Exhibit L or (ii) open market purchase on a non-pro rata basis, in each case subject to the following limitations; provided, that: (A) if the assignee is Holdings, Holdings GP or a Subsidiary of Holdings or Holdings GP (other than, for the avoidance of doubt, a Borrower), upon such assignment, transfer or contribution, the applicable assignee shall automatically be deemed to have contributed or transferred the principal amount of such Term Loans, plus all accrued and unpaid interest thereon, to a Borrower for cancellation or extinguishment pursuant to (B) below; (B) if the assignee is a Borrower (including through contribution or transfers set forth in clause (A) above or Section 11.07(l)(ii)), (1) the principal amount of such Term Loans, along with all accrued and unpaid interest thereon, so contributed, assigned or transferred to such Borrower shall be deemed automatically cancelled and extinguished on the date of such contribution, assignment or transfer and (2) such Borrower shall promptly provide notice to the Administrative Agent of such contribution, assignment or transfer of such Term Loans, and the Administrative Agent, upon receipt of such notice, shall reflect the cancellation of the applicable Term Loans in the Register; and (C) the Borrowers may not use any proceeds of Revolving Loans to fund a purchase of Term Loans.

- 240 - (ii) Any Affiliated Lender may, in its discretion (but is not required to), assign all or a portion of its rights and obligations with respect to the Term Loans and the Term Loan Commitments under this Agreement to Holdings, Holdings GP, a Borrower or any of its Subsidiaries (regardless of whether any Default or Event of Default has occurred and is continuing or would result therefrom), on a non-pro rata basis, for purposes of cancelling such Term Loans or Term Loan Commitments, which may include contribution (with the consent of the Borrowers) to a Borrower (whether through any Parent Entity or otherwise) in exchange for (A) debt permitted under Section 7.03 on a dollar-for-dollar basis or (B) Equity Interests of a Borrower (or any Parent Entity) that are otherwise permitted to be incurred or issued by such Borrower (or such direct or indirect Parent Entity) at such time. (m) Notwithstanding anything in this Agreement or the other Loan Documents to the contrary, the Revolving Lenders hereby agree that (i) following an acceleration of the Obligations in accordance with the terms hereof, (ii) in the event that a Borrower, the Revolving Agent or the Administrative Agent has requested that the Lenders consent to any departure or waiver of any provision of the Loan Documents and the amendment or waiver in question requires the consent of all affected Lenders or all the Lenders and the Required Lenders have agreed to such consent, waiver or amendment but any Revolving Lenders have not so consented or (iii) following the occurrence of any Event of Default (each, a “Purchase Event”), within fifteen (15) Business Days of the occurrence of such Purchase Event, one or more Term Loan Lenders may request (and in connection therewith the Term Loan Lenders shall work together in good faith to coordinate and consummate any such request), and the Revolving Lenders hereby offer to such Term Loan Lenders the option, to purchase all, but not less than all, of the aggregate amount of outstanding Obligations owing to the Revolving Lenders, at the time of purchase at par (which shall include, with respect to the aggregate face amount of the Letters of Credit, an amount in cash equal to 103% thereof for purposes of cash collateralization thereof) plus accrued and unpaid interest and fees, without warranty or representation or recourse (except for representations and warranties required to be made by assigning lenders pursuant to an Assignment and Assumption). If such right is exercised, (A) the parties shall endeavor to close promptly thereafter but in any event within ten (10) Business Days of the request and (B) such Obligations shall be purchased pro rata among the requesting Term Loan Lenders according to such Term Loan Lenders’ Pro Rata Share on the date of purchase pursuant to this Section 11.07(m). If any Term Loan Lenders exercise this purchase right, it shall be exercised pursuant to an Assignment and Assumption. Confidentiality. Each of the Administrative Agent, the Revolving Agent, the Collateral Agent, the Lead Arrangers, the Issuing Banks and the Lenders agrees to maintain the confidentiality of the Information in accordance with its customary procedures (as set forth below), except that Information may be disclosed, (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, trustees, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential and in no event shall such disclosure be made to any Disqualified Lender (other than a Net Short Lender (x) that provides a Net Short Representation at the time of such disclosure or (y) as to which the disclosing party does not have actual knowledge that such Person is a Net Short Lender) pursuant to this clause (a) but only to the extent that a list of such Disqualified Lenders is available to all Lenders upon request), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including the Federal Reserve Bank or any other central bank or any self-regulatory authority, such as the National Association of Insurance Commissioners),

- 241 - (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, provided that the Administrative Agent, the Revolving Agent, the Collateral Agent, such Lead Arranger or such Lender or Issuing Bank, as applicable, agrees that it will notify the Borrowers as soon as practicable in the event of any such disclosure by such Person (other than at the request of a regulatory authority) unless such notification is prohibited by law, rule or regulation, (d) to any other party hereto (it being understood that in no event shall such disclosure be made to any Disqualified Lender (other than a Net Short Lender (x) that provides a Net Short Representation at the time of such disclosure or (y) as to which the disclosing party does not have actual knowledge that such Person is a Net Short Lender) pursuant to this clause (d) but only to the extent the list of such Disqualified Lenders is available to all Lenders upon request), (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions at least as restrictive as those of this Section 11.08 (it being understood that in no event shall such disclosure be made to any Disqualified Lender (other than a Net Short Lender (x) that provides a Net Short Representation at the time of such disclosure or (y) as to which the disclosing party does not have actual knowledge that such Person is a Net Short Lender) pursuant to this clause (f) but only to the extent that a list of such Disqualified Lenders is available to all Lenders upon request), to (i) any bona fide assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or any Eligible Assignee invited to be an Additional Lender or (ii) any actual or prospective direct or indirect counterparty (or its advisors) to any swap or derivative transaction relating to the Borrowers or any of their Subsidiaries or any of their respective obligations, (g) with the prior written consent of the Borrowers, (h) to any rating agency when required by it (it being understood that, prior to any such disclosure, such rating agency shall undertake to preserve the confidentiality of any Information relating to the Loan Parties received by it from such Lender), or (i) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section 11.08 or (ii) becomes available to the Administrative Agent, the Revolving Agent, the Collateral Agent, any Lead Arranger, any Lender, any Issuing Bank or any of their respective Affiliates on a non-confidential basis from a source other than Holdings, Holdings GP, a Borrower or any Subsidiary thereof, and which source is not known by such Person to be subject to a confidentiality restriction in respect thereof in favor of the Borrowers or any Affiliate of the Borrowers. In addition, each of the Administrative Agent, the Revolving Agent, the Collateral Agent, the Lead Arrangers, the Issuing Bank and the Lenders may disclose the existence of this Agreement and the information about this Agreement to the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the Loans, market data collectors, similar service providers to the lending industry, and service providers to the Administrative Agent, the Revolving Agent, the Collateral Agent, the Lead Arrangers, the Issuing Banks and the Lenders in connection with the administration and management of this Agreement and the other Loan Documents. For purposes of this Section 11.08, “Information” means all information received from or on behalf of any Loan Party or any Subsidiary thereof relating to any Loan Party or any Subsidiary thereof or their respective businesses, other than any such information that is available to the Administrative Agent,

- 242 - the Revolving Agent, the Collateral Agent or any Lender on a non-confidential basis prior to disclosure by any Loan Party or any Subsidiary thereof; it being understood that all information received from Holdings, Holdings GP, a Borrower or any Subsidiary after the date hereof shall be deemed confidential unless such information is clearly identified at the time of delivery as not being confidential. Any Person required to maintain the confidentiality of Information as provided in this Section 11.08 shall be considered to have complied with its obligation to do so in accordance with its customary procedures if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Each of the Administrative Agent, the Revolving Agent, the Collateral Agent, the Lead Arrangers and the Lenders acknowledges that (A) the Information may include Private-Side Information concerning Holdings, Holdings GP, a Borrower or a Subsidiary, as the case may be, (B) it has developed compliance procedures regarding the use of Private-Side Information and (C) it will handle such Private-Side Information in accordance with applicable Law, including United States federal and state securities laws and Canadian federal, provincial and territorial securities laws. Notwithstanding anything to the contrary therein, nothing in any Loan Document shall require Holdings or any of its subsidiaries to provide information (i) that constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which disclosure is prohibited by applicable Law, (iii) that is subject to attorney client or similar privilege or constitutes attorney work product or (iv) the disclosure of which is restricted by binding agreements not entered into primarily for the purpose of qualifying for the exclusion in this clause (iv). Set-off. If an Event of Default shall have occurred and be continuing, each Lender and each Issuing Bank and each of their respective Affiliates is hereby authorized at any time and from time to time, after obtaining the prior written consent of the Administrative Agent and/or the Revolving Agent, as applicable, without notice to any Loan Party or to any other Person (other than the Administrative Agent and/or the Revolving Agent, as applicable), any such notice being hereby expressly waived, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender or such Issuing Bank or any such Affiliate to or for the credit or the account of a Borrower or any other Loan Party against any and all of the obligations of such Borrower or such Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Lender or such Issuing Bank, the Letters of Credit and participations therein, irrespective of whether or not (a) such Lender or such Issuing Bank shall have made any demand under this Agreement or any other Loan Document and (b) the principal of or the interest on the Loans or any amounts in respect of the Letters of Credit or any other amounts due hereunder shall have become due and payable pursuant to Article II and although such obligations of such Borrower or such Loan Party may be contingent or unmatured or are owed to a branch or office of such Lender or such Issuing Bank different from the branch or office holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (i) all amounts so set off shall be paid over immediately to the Administrative Agent and/or the Revolving Agent for further application in accordance with the provisions of Sections 2.15 and 2.19 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Revolving Agent, the Issuing Banks, and the Lenders, and (ii) the Defaulting Lender shall provide promptly to the Administrative Agent and/or the Revolving Agent, as applicable a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender and each Issuing Bank and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of set-off) that such Lender or such Issuing Bank or Affiliates may have. Each Lender agrees to notify the Borrowers and the Administrative

- 243 - Agent and/or the Revolving Agent, as applicable promptly after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents with respect to any of the Obligations shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If any Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrowers. In determining whether the interest contracted for, charged, or received by an Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder. If the rate of interest under this Agreement at any time exceeds the Maximum Rate, the outstanding amount of the Loans made hereunder shall bear interest at the Maximum Rate until the total amount of interest due hereunder equals the amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect. In addition, if when the Loans made hereunder are repaid in full the total interest due hereunder (taking into account the increase provided for above) is less than the total amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect, then to the extent permitted by law, the Borrowers shall pay to the AdministrativeApplicable Agent an amount equal to the difference between the amount of interest paid and the amount of interest which would have been paid if the Maximum Rate had at all times been in effect. Notwithstanding the foregoing, it is the intention of the Lenders and the Borrowers to conform strictly to any applicable usury laws. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any signature to this Agreement may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable Law. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this Agreement. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Each party hereto represents and warrants to the other parties hereto that it has the corporate capacity and authority to execute this Agreement through electronic means and there are no restrictions for doing so in such party’s constitutive documents. Electronic Execution of Assignments and Certain Other Documents. The words “execution,” “signed,” “signature,” and words of like import in this Agreement, any Assignment and Assumption, in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New

- 244 - York State Electronic Signatures and Records Act, or Parts 2 and 3 of the Personal Information and Electronic Documents Act (Canada), the Electronic Transaction Act (British Columbia) and other similar federal or provincial laws based on the Uniform Electronic Commerce Act of the Uniform Law Conference of Canada or its Uniform Electronic Evidence Act, as the case may be, relating to the electronic execution of agreements; provided that notwithstanding anything contained herein to the contrary, the Administrative Agent isand the Revolving Agent are under no obligation to agree to accept electronic signatures in any form or any format unless expressly agreed to by the Administrative Agent and the Revolving Agent pursuant to procedures approved by it. Survival. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent, the Revolving Agent, each Issuing Bank and each Lender, regardless of any investigation made by the Administrative Agent, the Revolving Agent, any Issuing Bank or any Lender or on their behalf and notwithstanding that the Administrative Agent, the Revolving Agent, any Issuing Bank or any Lender may have had notice or knowledge of any Default at the time of any Borrowing or issuance of a Letter of Credit, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit remain outstanding. Notwithstanding anything herein or implied by law to the contrary, the agreements of each Loan Party set forth in Sections 3.01, 3.04, 3.05, 11.04, 11.05 and 11.09 and the agreements of the Lenders set forth in Sections 2.15, 10.03 and 10.07 shall survive the satisfaction of the Termination Conditions, and the termination hereof. Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable in any jurisdiction, (a) the legality, validity and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 11.14, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, the Revolving Agent, any Issuing Bank or the Swing Line Lender, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited. GOVERNING LAW. (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) AND EACH OTHER LOAN DOCUMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK; provided that (i) the interpretation of the definition of “Material Adverse Effect” (as defined in the Acquisition Agreement) and whether or not such a “Material Adverse Effect” (as defined in the Acquisition Agreement) has occurred for purposes of Section 4.01, (ii) the determination of the accuracy of any Acquisition Agreement Representations and whether as a result of any inaccuracy of any Acquisition Agreement Representation there has been a failure of a condition precedent set forth in Section 4.01 and (iii) the determination of whether the Acquisition has been consummated in accordance with the terms of the Acquisition Agreement will, in each case, be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware as applied to the Acquisition

- 245 - Agreement, without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction. (b) BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH PARTY HERETO (AND BY ITS ACCEPTANCE OF ITS APPOINTMENT IN SUCH CAPACITY, EACH LEAD ARRANGER) IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION AND VENUE OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY IN THE BOROUGH OF MANHATTAN AND OF ANY UNITED STATES FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (OTHER THAN WITH RESPECT TO ACTIONS BY ANY AGENT IN RESPECT OF RIGHTS UNDER ANY COLLATERAL DOCUMENT GOVERNED BY A LAW OTHER THAN THE LAWS OF THE STATE OF NEW YORK OR WITH RESPECT TO ANY COLLATERAL SUBJECT THERETO), OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO (AND BY ITS ACCEPTANCE OF ITS APPOINTMENT IN SUCH CAPACITY, EACH LEAD ARRANGER) IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO (AND BY ITS ACCEPTANCE OF ITS APPOINTMENT IN SUCH CAPACITY, EACH LEAD ARRANGER) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH PARTY HERETO (AND BY ITS ACCEPTANCE OF ITS APPOINTMENT IN SUCH CAPACITY, EACH LEAD ARRANGER) AGREES THAT THE AGENTS AND LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY LOAN PARTY IN THE COURTS OF ANY OTHER JURISDICTION IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER ANY COLLATERAL DOCUMENT OR THE ENFORCEMENT OF ANY JUDGMENT. (c) EACH LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION 11.15. EACH OF THE PARTIES HERETO (AND BY ITS ACCEPTANCE OF ITS APPOINTMENT IN SUCH CAPACITY, EACH LEAD ARRANGER) HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY HERETO (AND BY ITS ACCEPTANCE OF ITS APPOINTMENT IN SUCH CAPACITY, EACH LEAD ARRANGER) HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS

- 246 - AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO (AND BY ITS ACCEPTANCE OF ITS APPOINTMENT IN SUCH CAPACITY, EACH LEAD ARRANGER) (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.16, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAVIER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO (AND BY ITS ACCEPTANCE OF ITS APPOINTMENT IN SUCH CAPACITY, EACH LEAD ARRANGER) FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 11.16 AND EXECUTED BY EACH OF THE PARTIES HERETO AND THE LEAD ARRANGERS), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE HEREUNDER. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT. Limitation of Liability. The Loan Parties agree that no Indemnitee shall have any liability (whether in contract, tort or otherwise) to any Loan Party or any of their respective Subsidiaries or any of their respective equity holders or creditors for or in connection with the transactions contemplated hereby and in the other Loan Documents, except to the extent such liability is determined in a final, non- appealable judgment by a court of competent jurisdiction to have resulted from such Indemnitee’s gross negligence or willful misconduct or bad faith or material breach by such Indemnitee of its obligations under this Agreement. In no event, shall any party hereto, any Loan Party or any Indemnitee be liable on any theory of liability for any special, indirect, consequential or punitive damages (including any loss of profits, business or anticipated savings) (other than, in the case of a Borrower, in respect of any such damages incurred or paid by an Indemnitee to a third party). Use of Name, Logo, Etc. Each Loan Party consents to the publication in the ordinary course by the Administrative Agent, the Revolving Agent or any Lead Arranger of customary advertising material relating to the financing transactions contemplated by this Agreement using such Loan Party’s name, product photographs, logo or trademark; provided that any such trademarks or logos are used solely in a manner that is not intended to or reasonably likely to harm or disparage the Borrowers or any of their Subsidiaries or the reputation or goodwill of any of them. Such consent shall remain effective until revoked by such Loan Party in writing to the Administrative Agent, the Revolving Agent and such Lead Arranger, as applicable. USA PATRIOT Act Notice. Each Lender that is subject to the USA PATRIOT Act and the Administrative Agent and the Revolving Agent (for itselfthemselves and not on behalf of any Lender) hereby notifies each Loan Party that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Lender or, the Administrative Agent or the Revolving Agent, as applicable, to identify each Loan Party in accordance with the USA PATRIOT Act. Each Loan Party shall, promptly following a request by the Administrative Agent,

- 247 - the Revolving Agent or any Lender, provide all documentation and other information that the Administrative Agent, the Revolving Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act. Service of Process. EACH PARTY HERETO (AND BY ITS ACCEPTANCE OF ITS APPOINTMENT IN SUCH CAPACITY, EACH LEAD ARRANGER) IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each Loan Party acknowledges and agrees, and acknowledges its Affiliates’ understanding that: (a) (i) the transactions contemplated by the Loan Documents (including the exercise of rights and remedies hereunder and thereunder) are arm’s-length commercial transactions between the Agents, the Lenders, the Issuing Banks, the Swing Line Lender and the Lead Arrangers on the one hand, and the Loan Parties and their Affiliates, on the other hand, (ii) each of the Loan Parties has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (iii) each of the Loan Parties is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (b) (i) the Agents, the Issuing Banks, the Swing Line Lender and the Lead Arrangers are and have been, and each Lender is and has been, acting solely as a principal and, except as expressly agreed in writing by the relevant parties, have or has not been, are or is not, and will not be acting as an advisor, agent or fiduciary for the Loan Parties, its stockholders or its Affiliates (irrespective of whether any Lender has advised, is currently advising or will advise any Loan Party, its stockholders or its Affiliates on other matters), or any other Person and (ii) none of the Agents, the Issuing Banks, the Swing Line Lender, the Lead Arrangers nor any Lender has any obligation to the Borrowers, Holdings, Holdings GP or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (c) the Agents, the Issuing Banks, the Swing Line Lender, the Lead Arrangers, the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve economic interests that conflict with those of the Loan Parties, their stockholders and/or their affiliates, and none of the Agents, the Issuing Banks, the Swing Line Lender, the Lead Arrangers nor any Lender has any obligation to disclose any of such interests to the Borrowers, Holdings, Holdings GP or any of their respective Affiliates. Each Loan Party agrees that nothing in the Loan Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any Lender, on the one hand, and such Loan Party, its stockholders or its affiliates, on the other. To the fullest extent permitted by law, each Loan Party hereby waives and releases any claims that it may have against the Agents, the Issuing Banks, the Swing Line Lender, the Lead Arrangers or any Lender with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrowers, Holdings, Holdings GP and, the AdministrativeRevolving Agent and the Administrative Agent and the Administrative Agent and the Revolving Agent shall have been notified by each Lender and each Issuing Bank that each such Lender or each such Issuing Bank has executed it and thereafter shall be binding upon and inure to the benefit of the Borrowers, Holdings, Holdings GP, each Agent, each Lender and each Issuing Bank and their respective successors and assigns. Obligations Several; Independent Nature of Lender’s Rights. The obligations of the Lenders hereunder are several and not joint and no Lender shall be responsible for the obligations or

- 248 - Commitments of any other Lender hereunder. Nothing contained herein or in any other Loan Document, and no action taken by the Lenders pursuant hereto or thereto, shall be deemed to constitute the Lenders as a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights arising out hereof and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose. Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. The provisions of this Section 11.25 are intended to comply with, and shall be interpreted in light of, Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union. Acknowledgment Regarding Any Supported QFCs. (a) To the extent that the Loan Documents provide support, through a guarantee or otherwise (including the Guaranty), for any Hedge Agreement or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit

- 249 - of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. [Reserved]. Disqualified Lenders and Net Short Positions. (a) Replacement of Disqualified Lenders. (i) To the extent that any assignment or participation is made or purported to be made to a Disqualified Lender described in clause (a) or clause (d) of the definition thereof (notwithstanding the other restrictions in this Agreement with respect to Disqualified Lenders), or if any Lender or Participant becomes a Disqualified Lender described in clause (a) or clause (d) of the definition thereof, in each case, without limiting any other provision of the Loan Documents, (A) upon the request of a Borrower, such Disqualified Lender shall be required immediately (and in any event within five Business Days) to assign all or any portion of the Loans and Commitments then owned by such Disqualified Lender (or held as a participation) to another Lender (other than a Defaulting Lender or another Disqualified Lender), Eligible Assignee or a Borrower, and (B) the Borrowers shall have the right to prepay all or any portion of the Loans and Commitments then owned by such Disqualified Lender (or held as a participation), and if applicable, terminate the Commitments of such Disqualified Lender, in whole or in part. (ii) Any such assignment or prepayment shall be made in exchange for an amount equal to the lesser of (A) the face principal amount of the Loans so assigned and (B) the amount that such Disqualified Lender paid to acquire such Commitments and/or Loans, in each case without interest thereon (it being understood that if the effective date of any such assignment is not an Interest Payment Date, such assignee shall be entitled to receive on the next succeeding Interest Payment Date interest on the principal amount of the Loans so assigned that has accrued and is unpaid from the Interest Payment Date last preceding such effective date (except as may be otherwise agreed between such assignee and the Borrowers)). (iii) The Borrowers shall be entitled to seek specific performance in any applicable court of law or equity to enforce this Section 11.28. In addition, in connection with any such assignment, (A) if such Disqualified Lender does not execute and deliver to the Administrative Agent and/or Revolving Agent, as applicable, a duly completed Assignment and Assumption and/or any other documentation necessary or appropriate (in the good faith determination of the

- 250 - Administrative Agent and/or Revolving Agent, as applicable, or the Borrowers, which determination shall be conclusive) to reflect such replacement by the later of (1) the date on which the replacement Lender executes and delivers such Assignment and Assumption and/or such other documentation and (2) the date as of which such Disqualified Lender shall be paid by the assignee Lender (or, at its option, a Borrower) the amount required pursuant to this Section 11.28, then such Disqualified Lender shall be deemed to have executed and delivered such Assignment and Assumption and/or such other documentation as of such date and the Borrowers shall be entitled (but not obligated) to execute and deliver such Assignment and Assumption and/or such other documentation on behalf of such Disqualified Lender, and the Administrative Agent and/or Revolving Agent, as applicable, shall record such assignment in the Register, (B) each Lender (whether or not then a party hereto) agrees to disclose to the Borrowers the amount that the applicable Disqualified Lender paid to acquire Commitments and/or Loans from such Lender and (C) each Lender that is a Disqualified Lender agrees to disclose to the Borrowers the amount it paid to acquire the Commitments and/or Loans held by it. (b) Amendments, Consents and Waivers under the Loan Documents. No Net Short Lender shall have the right to approve or disapprove any amendment, waiver or consent pursuant to Section 11.01 or under any Loan Document. In connection with any determination as to whether the requisite Lenders (including whether the Required Lenders or Required Facility Lenders) have provided any amendment, waiver or consent pursuant to Section 11.01 or under any other Loan Document: (i) Net Short Lenders shall not be considered, and (ii) Net Short Lenders shall be deemed to have consented to any such amendment, waiver or consent with respect to its interest as a Lender in the same proportion as the allocation of voting with respect to such matter by Lenders who are not Net Short Lenders. Each Lender that is not an Unrestricted Lender that delivers a written consent to any amendment, waiver or consent pursuant to Section 11.01 or under any other Loan Document shall concurrently deliver (or in the absence of any written Net Short Representation will be deemed to have delivered, concurrently with providing such consent) to the Borrowers (with a copy to the Administrative Agent and the Revolving Agent) a Net Short Representation. (c) Limitation on Rights and Privileges of Disqualified Lenders. Except as otherwise provided in Section 11.01(i) or in Section 11.28(b)(ii)), no Disqualified Lenders shall have the right to, and each such Person covenants and agrees not to, instruct the Administrative Agent, the Revolving Agent Collateral Agent or any other Person in writing in respect of the exercise of remedies with respect to the Loans or other Obligations. Further, no Disqualified Lender that purports to be a Lender or Participant (notwithstanding any provisions of this Agreement that may have prohibited such Disqualified Lender from becoming Lender or Participant) shall be entitled to any of the rights or privileges enjoyed by the other Lenders with respect to voting (other than to the extent provided in Section 11.01(i) and Section 11.28(b)(ii)), Information and Lender meetings and shall be deemed for all purposes to be, at most, a Defaulting Lender until such time as such Disqualified Lender no longer owns any Loans or Commitments. (d) [Reserved]. (e) Survival. The provisions of this Section 11.28 shall apply and survive with respect to each Lender and Participant notwithstanding that any such Person may have ceased to be a Lender or Participant (or any purported participation to any such Lender shall be void) hereunder or this Agreement may have been terminated.

- 251 - (f) Administrative Agent and Revolving Agent. (i) Reliance. The Administrative Agent and the Revolving Agent shall be entitled to rely conclusively on any Net Short Representation delivered, provided or made (or deemed delivered, provided or made) to it in accordance with this Agreement, shall have no duty to inquire as to or investigate the accuracy of any Net Short Representation, verify any statements in any officer’s certificate delivered to it, or otherwise make any calculations, investigations or determinations with respect to any Derivative Instruments or Net Short Positions or any Person. The Administrative Agent and the Revolving Agent shall have no liability to the Borrowers, any Lender or any other Person in acting in good faith on any notice of Default or acceleration. (ii) Disqualified Lender Lists. The Administrative Agent and the Revolving Agent shall have no responsibility or liability for monitoring or enforcing the list of Disqualified Lenders or for any assignment or participation to a Disqualified Lender. (iii) Liability Limitations. The Administrative Agent and the Revolving Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Lenders. Without limiting the generality of the foregoing, the Administrative Agent and the Revolving Agent shall not (A) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is a Disqualified Lender or (B) have any liability with respect to or arising out of any assignment or participation of Loans, or disclosure of confidential information (including Information), to any Disqualified Lender. [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

[SIGNATURE PAGE TO CREDIT AGREEMENT] IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written EVERGREEN ACQCO 1 LP, as US Borrower By: EVERGREEN ACQCO GP LLC, its general partner By:______________________________________ Name: Title: VALUE VILLAGE CANADA INC., as Canadian Borrower By:______________________________________ Name: Title: S-EVERGREEN HOLDING CORP., as Holdings By:______________________________________ Name: Title: EVERGREEN ACQCO GP LLC, as Holdings GP By:______________________________________ Name: Title:

[SIGNATURE PAGE TO CREDIT AGREEMENT] KKR LOAN ADMINISTRATION SERVICES LLC as Administrative Agent and Collateral Agent By:______________________________________ Name: Title:

[SIGNATURE PAGE TO CREDIT AGREEMENT] PNC BANK, NATIONAL ASSOCIATION as Revolving Agent, Issuing Bank, Swing Line Bank and a Lender By: ______________________________________ Name: Title:

[_____]
as a Lender

By:____

Name:

Title:

[SIGNATURE PAGE TO CREDIT AGREEMENT]